John Hancock (R)
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Mutual Funds

                                                           John Hancock Funds II
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                                             CLASS A, CLASS B AND CLASS C SHARES
                                                        Lifecycle 2010 Portfolio
                                                        Lifecycle 2015 Portfolio
                                                        Lifecycle 2020 Portfolio
                                                        Lifecycle 2025 Portfolio
                                                        Lifecycle 2030 Portfolio
                                                        Lifecycle 2035 Portfolio
                                                        Lifecycle 2040 Portfolio
                                                        Lifecycle 2045 Portfolio
                                                        Lifecycle 2050 Portfolio
                                                  Lifecycle Retirement Portfolio

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Prospectus
10.1.2006

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents
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        OVERVIEW
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        THE LIFECYCLE PORTFOLIOS
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        Lifecycle 2010 Portfolio                                               8
        Lifecycle 2015 Portfolio                                              10
        Lifecycle 2020 Portfolio                                              12
        Lifecycle 2025 Portfolio                                              14
        Lifecycle 2030 Portfolio                                              16
        Lifecycle 2035 Portfolio                                              18
        Lifecycle 2040 Portfolio                                              20
        Lifecycle 2045 Portfolio                                              22
        Lifecycle 2050 Portfolio                                              24
        Lifecycle Retirement Portfolio                                        26

        YOUR ACCOUNT
        ------------------------------------------------------------------------
        Choosing a share class                                                31
        How sales charges are calculated                                      32
        Sales charge reductions and waivers                                   32
        Opening an account                                                    33
        Buying shares                                                         35
        Selling shares                                                        36
        Transaction policies                                                  38
        Dividends and account policies                                        40
        Additional investor services                                          41

        INFORMATION ABOUT THE UNDERLYING FUNDS
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        Risks of investing in Underlying Funds                                42
        Description of Funds                                                  45

        FUND DETAILS
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        Business structure                                                    53
        Financial highlights                                                  54

        FOR MORE INFORMATION                                          BACK COVER
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Overview
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John Hancock Funds II Lifecycle Portfolios

This prospectus provides information about the ten Lifecycle Portfolios (each referred to as a "Portfolio"), which are funds of John Hancock Funds II ("JHF II"). Each of the Portfolios is a "fund of funds" which currently invests in a number of other funds of JHF II and John Hancock Funds III ("JHF III") and may also invest in other funds for which the fund's investment adviser or any of its affiliates serves as investment adviser (collectively with the JHF II funds and the JHF III funds, each referred to as the "Fund"). The Portfolios may also invest in funds where the adviser is not the same as, or affiliated with, the adviser to the Portfolios ("Nonaffiliated Underlying Funds"). (Collectively, affiliated underlying Funds and Nonaffiliated Underlying Funds are referred to as "Underlying Funds"). Each Portfolio (except the Retirement Portfolio) seeks to provide an asset allocation strategy designed for investors planning to retire in a specific year by means of selected investment allocations among the Underlying Funds. The Retirement Portfolio seeks to provide an asset allocation strategy designed to provide a level of return able to sustain systematic withdrawals for investors who have already retired.

The Portfolios are non-diversified for purposes of the Investment Company Act of 1940, as amended (the "1940 Act").

This prospectus relates to the Class A, Class B and Class C shares of the Portfolios.

Risks of mutual funds

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

Investment management

John Hancock Investment Management Services, LLC (the "Adviser") is the investment adviser to JHF II and each of the Portfolios as well as to JHF III. The Adviser administers the business and affairs of JHF II and retains and compensates an investment subadviser to manage the assets of the Portfolios. The Adviser and the subadviser to the Portfolios are registered as investment advisers under the Investment Advisers Act of 1940, as amended. The Adviser is a wholly owned subsidiary of Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as "Manulife Financial" in Canada and Asia and primarily as "John Hancock" in the U.S.

PORTFOLIO INFORMATION KEY
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Concise descriptions of each of the Portfolios are set forth below. Each description provides the following information:

[GRAPHIC]      Goal and strategy The Portfolio's particular investment goals and the strategies it intends to use in pursuing those goals.

[GRAPHIC]      Past performance The Portfolio's total return, measured
               year-by-year and over time.

[GRAPHIC]      Main risks The major risk factors associated with the Portfolio.

[GRAPHIC]      Your expenses The overall costs borne by an investor in the
               Portfolio, including sales charges and annual expenses.

The Lifecycle Portfolios
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There are ten Portfolios: Lifecycle 2010 Portfolio, Lifecycle 2015 Portfolio, Lifecycle 2020 Portfolio, Lifecycle 2025 Portfolio, Lifecycle 2030 Portfolio, Lifecycle 2035 Portfolio, Lifecycle 2040 Portfolio, Lifecycle 2045 Portfolio, Lifecycle 2050 Portfolio and Lifecycle Retirement Portfolio.

Each Portfolio is a "fund of funds" which invests in a number of Underlying Funds. The subadviser to each Portfolio allocates the assets of the Portfolio among the Underlying Funds according to an asset allocation strategy that becomes increasingly conservative over time (except in the case of the Retirement Portfolio). Each Portfolio's name refers to the approximate retirement year of the investors for whom the Portfolio's asset allocation strategy is designed (except in the case of the Retirement Portfolio). For example, as of October 1, 2006, the Lifecycle 2050 Portfolio, which is designed for investors planning to retire around the year 2050, has a relatively aggressive target asset allocation of 100% of its assets in Underlying Funds that invest primarily in equity securities. By contrast, the Lifecycle 2010 Portfolio, which is designed for investors planning to retire around the year 2010, has a more conservative target asset allocation of approximately 58% of its assets invested in equity funds and approximately 42% of its assets invested in fixed income funds, as of October 1, 2006.

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TARGET ALLOCATION CHART

                                        Target allocation among Underlying Funds
                  Retirement year       as of October 1, 2006
Lifecycle        (assumes retirement    ----------------------------------------
portfolio          age of 65)           Equity funds       Fixed income funds
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2010               2008 --2012                58%               42%
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2015               2013 --2017                70%               30%
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2020               2018 --2022                81%               19%
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2025               2023 --2027                89%               11%
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2030               2028 --2032                95%                5%
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2035               2033 --2037                98%                2%
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2040               2038 --2042               100%                0%
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2045               2043 --2047               100%                0%
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2050               2048 --2052               100%                0%
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Retirement         Post Retirement            50%               50%
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The subadviser may from time to time adjust the percent of assets invested in any specific Underlying Fund held by the Portfolio. Such adjustments may be made to increase or decrease the Portfolio's holdings of particular asset classes or to adjust portfolio quality or the duration of fixed income securities. Adjustments may also be made to increase or reduce the percent of the Portfolio's assets subject to the management of a particular Underlying Fund subadviser. In addition, changes may be made to reflect fundamental changes in the investment environment.

Over time, the asset allocation strategy will change according to a predetermined "glide path" shown in the following chart. (The glide path represents the shifting of asset classes over time and does not apply to the Retirement Portfolio.) As the glide path shows, each Portfolio's asset mix becomes more conservative as time elapses. This reflects the need to reduce investment risk as retirement approaches and the need for lower volatility since the Portfolio may be a primary source of income for you after retirement.

The allocations reflected in the glide path are also referred to as "neutral" allocations because they do not reflect tactical decisions made by the subadviser to overweight or underweight a particular asset class based on the subadviser's market outlook.

Each Portfolio (except in the case of the Retirement Portfolio) has a target allocation for the broad asset classes of equities and fixed income. These target allocations are not expected to vary from the prescribed glide path formula (the neutral allocations) by more than plus or minus ten percentage points (except in the case of the Retirement Portfolio). Although the subadviser will not generally vary beyond the ten percentage point target allocation range, the subadviser may at times determine in light of market or economic conditions that this range should be exceeded to protect the Portfolio or to help it achieve its objective. For the Retirement Portfolio, the neutral allocations are 50% fixed income and 50% equity, however the target allocations are expected to change based on the Portfolio's asset allocation strategy. There is no guarantee that the subadviser will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money.

GLIDE PATH CHART

[MOUNTAIN CHART OMITTED]

Combination with Retirement Portfolio

JHF II's Board of Trustees may, in its discretion, determine to combine the Portfolios with the Retirement Portfolio at any time on or after December 31st of the designated retirement year of a Portfolio (other than the Retirement Portfolio) or when the target allocation of a Portfolio (other than the Retirement Portfolio) matches the target allocation of the Retirement Portfolio. In such event, the Portfolio's shareholders will become shareholders of the Retirement Portfolio. To the extent permitted by applicable regulatory requirements, such a combination would be implemented without seeking the approval of shareholders. There is no assurance that the Board of Trustees at any point will determine to implement such a combination. After December 31st of the designated retirement year of each Portfolio, that Portfolio's investment goal and strategy and its related investment policies and restrictions will become similar to those of the Retirement Portfolio reflecting that the Portfolio's investors have entered the target retirement stage.

Subadviser and consultant

MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)") is the subadviser to the Portfolios and formulates a continuous investment program for each Portfolio consistent with its investment goal and strategies.

Deutsche Asset Management, Inc. ("DeAM") provides subadvisory consulting services to MFC Global (U.S.A.) in its management of the Portfolios.

Lifecycle 2010 Portfolio                          SUBADVISER MFC Global (U.S.A.)
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[GRAPHIC] GOAL AND STRATEGY

The Portfolio seeks high total return until its target retirement date. To pursue this goal, the Portfolio, which is a fund of funds, invests, under normal market conditions, substantially all of its assets in Underlying Funds using an asset allocation strategy designed for investors expected to retire in 2010 (see the Target Allocation Chart under "Lifecycle Portfolios" for current target allocations).

Over time, the asset allocation strategy becomes increasingly conservative as described in the Glide Path Chart under "Lifecycle Portfolios". After December 31st of the designated retirement year of the Portfolio, the Portfolio's investment goal and strategy and its related investment policies and restrictions will become similar to those of the Retirement Portfolio reflecting that the Portfolio's investors have entered the target retirement stage.

The Portfolio is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for the Portfolio will be directed to its Underlying Funds that most deviate from target. Quarterly, the subadviser may also rebalance the Portfolio's Underlying Funds to maintain target allocations.

The investment performance of the Portfolio will reflect both its subadviser's allocation decisions with respect to Underlying Funds and investments and the investment decisions made by the Underlying Funds' subadvisers.

The Portfolio may invest in various Funds that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds. The Portfolio may also invest in the securities of other investment companies and may make direct investments in other types of investments, see "Other Permitted Investments".

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[GRAPHIC] MAIN RISKS

The initial target allocation for the Lifecycle 2010 Portfolio is 58% equity securities and 42% fixed income securities, also see the "Target Allocation Chart". When the Portfolio has a greater asset mix of equity securities it will be less conservative and have more equity securities risk exposure. These risks are explained under "Equity Securities Risk". Over time, as the Portfolio gets closer to its target date the Portfolio's asset mix becomes more conservative as it contains more fixed income and short-term fixed income securities. The risks associated with fixed income and short-term fixed income securities are explained under "Interest Rate Risk", "Credit Risk" and "High Yield Securities Risk". The Portfolio's transformation reflects the need to reduce investment risk as retirement approaches and the need for lower volatility since the Portfolio may be a primary source of income for an investor after retirement.

o Fund of Fund Risk. The Portfolio's ability to achieve its investment objective will depend largely on the ability of MFC Global (U.S.A.) to select the appropriate mix of Underlying Funds. In addition, achieving the Portfolio's objective will depend on the performance of the Underlying Funds which depends on the Underlying Funds' ability to meet their investment objectives. There can be no assurance that either the Portfolio or the Underlying Funds will achieve their investment objective.

     The Portfolio is subject to the same risks as the Underlying Funds in which it invests. The Portfolio invests in Underlying Funds which invest in fixed income securities (including in some cases high yield securities) and equity securities, including foreign securities and engage in hedging and other strategic transactions. To the extent the Portfolio invests in these securities directly or engages in hedging and other strategic transactions, the Portfolio will be subject to the same risks. As a Portfolio's asset mix becomes more conservative, the Portfolio becomes more susceptible to risks associated with fixed income securities.

o Equity Securities Risk. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the Underlying Funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

o Interest Rate Risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed income securities generally will increase. Conversely, when interest rates rise, the market value of fixed income securities will generally decrease. The longer the remaining maturity of instruments held by the Underlying Funds, the more sensitive the Portfolio is to interest rate risk.

o Credit Risk. Fixed income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Underlying Funds may be affected by unfavorable political, economic or government developments that could affect the repayment of principal or the payment of interest.

o High Yield Securities Risk. Fixed income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

o Foreign Securities Risk. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

o Hedging and Other Strategic Transactions. These transactions (derivatives) could involve a loss to the Portfolio if the transaction is not successful and may involve a small investment of cash relative to the magnitude of the risks assumed. Certain of these transactions also have the risk of loss if the counterparty does not perform as promised.

For a more complete description of these risks, see "Information About the Underlying Funds -- Risks of Investing in Underlying Funds".

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[GRAPHIC] PAST PERFORMANCE

Because this is a new Portfolio, there is no past performance to report.

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[GRAPHIC] YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the Portfolio's assets, and therefore are paid by shareholders indirectly.

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Shareholder transaction expenses(1)                                                           Class A        Class B         Class C
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Maximum front-end sales charge (load) on purchases as a % of purchase price                     5.00%          none            none
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Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less        none(2)        5.00%           1.00%
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Annual operating expenses(3)                                                                  Class A        Class B         Class C
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Management fee(4)                                                                               0.06%          0.06%           0.06%
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Distribution and service (12b-1) fees                                                           0.30%          1.00%           1.00%
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Other expenses                                                                                  0.85%          0.85%           0.85%
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Total Portfolio operating expenses                                                              1.21%          1.91%           1.91%
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Contractual expense reimbursement (at least until 10-1-07)(5)                                   0.56%          0.56%           0.56%
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Net Portfolio operating expenses                                                                0.65%          1.35%           1.35%
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Estimated Underlying Fund expenses(6)                                                           0.71%          0.71%           0.71%
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Net Portfolio operating expenses and estimated Underlying Fund expenses                         1.36%          2.06%           2.06%
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(1)  A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How Sales Charges are Calculated".
(3)  Based on estimated expenses for the current fiscal year.
(4) The Management Fee has two components: (a) a fee on assets invested in affiliated Fund assets, and (b) a fee on assets not invested in affiliated Funds (other assets). It is currently anticipated that substantially all the assets of each Portfolio will be invested in affiliated Funds, although in the future the Portfolio may invest in other assets. See "Fund Details -- Management Fee" for further information.
(5) The Adviser has agreed contractually to reimburse for certain Portfolio level expenses that exceed 0.09% of the average annual net assets, or to make a payment to a specific class of shares of the Portfolio in an amount equal to the amount by which the expenses attributable to such class of shares (excluding management fees, Underlying Fund expenses, Rule 12b-1 fees, transfer agency fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business and fees under any agreement or plans of the Portfolio dealing with services for shareholders and others with beneficial interests in shares of the Portfolio) exceed the percentage of average annual net assets (on an annualized basis) attributable as follows: 0.65% for Class A, 1.35% for Class B and 1.35% for Class C. This expense reimbursement shall continue in effect until October 1, 2007 and thereafter until terminated by the Adviser on notice to JHF II.
(6) The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the JHF II and JHF III Funds in which the Portfolio may invest, see "Information About the Underlying Funds -- Description of Funds."

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.

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Expenses                                          Year 1                  Year 3
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Class A                                             $632                  $1,021
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Class B with redemption                             $709                  $1,061
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Class B without redemption                          $209                    $761
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Class C with redemption                             $309                    $761
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Class C without redemption                          $209                    $761
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Lifecycle 2015 Portfolio                          SUBADVISER MFC Global (U.S.A.)
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[GRAPHIC] GOAL AND STRATEGY

The Portfolio seeks high total return until its target retirement date. To pursue this goal, the Portfolio, which is a fund of funds, invests, under normal market conditions, substantially all of its assets in Underlying Funds using an asset allocation strategy designed for investors expected to retire in 2015 (see the Target Allocation Chart under "Lifecycle Portfolios" for current target allocations).

Over time, the asset allocation strategy becomes increasingly conservative as described in the Glide Path Chart under "Lifecycle Portfolios". After December 31st of the designated retirement year of the Portfolio, the Portfolio's investment goal and strategy and its related investment policies and restrictions will become similar to those of the Retirement Portfolio reflecting that the Portfolio's investors have entered the target retirement stage.

The Portfolio is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for the Portfolio will be directed to its Underlying Funds that most deviate from target. Quarterly, the subadviser may also rebalance the Portfolio's Underlying Funds to maintain target allocations.

The investment performance of the Portfolio will reflect both its subadviser's allocation decisions with respect to Underlying Funds and investments and the investment decisions made by the Underlying Funds' subadvisers.

The Portfolio may invest in various Funds that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds. The Portfolio may also invest in the securities of other investment companies and may make direct investments in other types of investments, see "Other Permitted Investments".

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[GRAPHIC] MAIN RISKS

The initial target allocation for the Lifecycle 2015 Portfolio is 70% equity securities and 30% fixed income securities, also see the "Target Allocation Chart". When the Portfolio has a greater asset mix of equity securities it will be less conservative and have more equity securities risk exposure. These risks are explained under "Equity Securities Risk". Over time, as the Portfolio gets closer to its target date the Portfolio's asset mix becomes more conservative as it contains more fixed income and short-term fixed income securities. The risks associated with fixed income and short-term fixed income securities are explained under "Interest Rate Risk", "Credit Risk" and "High Yield Securities Risk". The Portfolio's transformation reflects the need to reduce investment risk as retirement approaches and the need for lower volatility since the Portfolio may be a primary source of income for an investor after retirement.

o Fund of Fund Risk. The Portfolio's ability to achieve its investment objective will depend largely on the ability of MFC Global (U.S.A.) to select the appropriate mix of Underlying Funds. In addition, achieving the Portfolio's objective will depend on the performance of the Underlying Funds which depends on the Underlying Funds' ability to meet their investment objectives. There can be no assurance that either the Portfolio or the Underlying Funds will achieve their investment objective.

     The Portfolio is subject to the same risks as the Underlying Funds in which it invests. The Portfolio invests in Underlying Funds which invest in fixed income securities (including in some cases high yield securities) and equity securities, including foreign securities and engage in hedging and other strategic transactions. To the extent the Portfolio invests in these securities directly or engages in hedging and other strategic transactions, the Portfolio will be subject to the same risks. As a Portfolio's asset mix becomes more conservative, the Portfolio becomes more susceptible to risks associated with fixed income securities.

o Equity Securities Risk. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the Underlying Funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

o Interest Rate Risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed income securities generally will increase. Conversely, when interest rates rise, the market value of fixed income securities will generally decrease. The longer the remaining maturity of instruments held by the Underlying Funds, the more sensitive the Portfolio is to interest rate risk.

o Credit Risk. Fixed income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Underlying Funds may be affected by unfavorable political, economic or government developments that could affect the repayment of principal or the payment of interest.

o High Yield Securities Risk. Fixed income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

o Foreign Securities Risk. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

o Hedging and Other Strategic Transactions. These transactions (derivatives) could involve a loss to the Portfolio if the transaction is not successful and may involve a small investment of cash relative to the magnitude of the risks assumed. Certain of these transactions also have the risk of loss if the counterparty does not perform as promised.

For a more complete description of these risks, see "Information About the Underlying Funds -- Risks of Investing in Underlying Funds".

--------------------------------------------------------------------------------
[GRAPHIC] PAST PERFORMANCE

Because this is a new Portfolio, there is no past performance to report.
--------------------------------------------------------------------------------
[GRAPHIC] YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the Portfolio's assets, and therefore are paid by shareholders indirectly.

------------------------------------------------------------------------------------------------------------------------------------
Shareholder transaction expenses(1)                                                           Class A        Class B         Class C
------------------------------------------------------------------------------------------------------------------------------------
Maximum front-end sales charge (load) on purchases as a % of purchase price                     5.00%          none            none
------------------------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less        none(2)        5.00%           1.00%
------------------------------------------------------------------------------------------------------------------------------------

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Annual operating expenses(3)                                                                  Class A        Class B         Class C
------------------------------------------------------------------------------------------------------------------------------------
Management fee(4)                                                                               0.06%          0.06%           0.06%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                                                           0.30%          1.00%           1.00%
------------------------------------------------------------------------------------------------------------------------------------
Other expenses                                                                                  0.63%          0.63%           0.63%
------------------------------------------------------------------------------------------------------------------------------------
Total Portfolio operating expenses                                                              0.99%          1.69%           1.69%
------------------------------------------------------------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 10-1-07)(5)                                   0.35%          0.35%           0.35%
------------------------------------------------------------------------------------------------------------------------------------
Net Portfolio operating expenses                                                                0.64%          1.34%           1.34%
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Estimated Underlying Fund expenses(6)                                                           0.72%          0.72%           0.72%
------------------------------------------------------------------------------------------------------------------------------------
Net Portfolio operating expenses and estimated Underlying Fund expenses                         1.36%          2.06%           2.06%
------------------------------------------------------------------------------------------------------------------------------------

(1)  A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How Sales Charges are Calculated".
(3)  Based on estimated expenses for the current fiscal year.
(4) The Management Fee has two components: (a) a fee on assets invested in affiliated Fund assets, and (b) a fee on assets not invested in affiliated Funds (other assets). It is currently anticipated that substantially all the assets of each Portfolio will be invested in affiliated Funds, although in the future the Portfolio may invest in other assets. See "Fund Details -- Management Fee" for further information.
(5) The Adviser has agreed contractually to reimburse for certain Portfolio level expenses that exceed 0.09% of the average annual net assets, or to make a payment to a specific class of shares of the Portfolio in an amount equal to the amount by which the expenses attributable to such class of shares (excluding management fees, Underlying Fund expenses, Rule 12b-1 fees, transfer agency fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business and fees under any agreement or plans of the Portfolio dealing with services for shareholders and others with beneficial interests in shares of the Portfolio) exceed the percentage of average annual net assets (on an annualized basis) attributable as follows: 0.65% for Class A, 1.35% for Class B and 1.35% for Class C. This expense reimbursement shall continue in effect until October 1, 2007 and thereafter until terminated by the Adviser on notice to the JHF II.
(6) The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the JHF II and JHF III Funds in which the Portfolio may invest, see " Information About the Underlying Funds -- Description of Funds."

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                          Year 1                  Year 3
--------------------------------------------------------------------------------
Class A                                             $632                    $979
--------------------------------------------------------------------------------
Class B with redemption                             $709                  $1,018
--------------------------------------------------------------------------------
Class B without redemption                          $209                    $018
--------------------------------------------------------------------------------
Class C with redemption                             $309                    $018
--------------------------------------------------------------------------------
Class C without redemption                          $209                    $018
--------------------------------------------------------------------------------

Lifecycle 2020 Portfolio                          SUBADVISER MFC Global (U.S.A.)
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[GRAPHIC] GOAL AND STRATEGY

The Portfolio seeks high total return until its target retirement date. To pursue this goal, the Portfolio, which is a fund of funds, invests, under normal market conditions, substantially all of its assets in Underlying Funds using an asset allocation strategy designed for investors expected to retire in 2020 (see the Target Allocation Chart under "Lifecycle Portfolios" for current target allocations).

Over time, the asset allocation strategy becomes increasingly conservative as described in the Glide Path Chart under "Lifecycle Portfolios". After December 31st of the designated retirement year of the Portfolio, the Portfolio's investment goal and strategy and its related investment policies and restrictions will become similar to those of the Retirement Portfolio reflecting that the Portfolio's investors have entered the target retirement stage.

The Portfolio is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for the Portfolio will be directed to its Underlying Funds that most deviate from target. Quarterly, the subadviser may also rebalance the Portfolio's Underlying Funds to maintain target allocations.

The investment performance of the Portfolio will reflect both its subadviser's allocation decisions with respect to Underlying Funds and investments and the investment decisions made by the Underlying Funds' subadvisers.

The Portfolio may invest in various Funds that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds. The Portfolio may also invest in the securities of other investment companies and may make direct investments in other types of investments, see "Other Permitted Investments".

--------------------------------------------------------------------------------
[GRAPHIC] MAIN RISKS

The initial target allocation for the Lifecycle 2020 Portfolio is 81% equity securities and 19% fixed income securities, also see the "Target Allocation Chart". When the Portfolio has a greater asset mix of equity securities it will be less conservative and have more equity securities risk exposure. These risks are explained under "Equity Securities Risk". Over time, as the Portfolio gets closer to its target date the Portfolio's asset mix becomes more conservative as it contains more fixed income and short-term fixed income securities. The risks associated with fixed income and short-term fixed income securities are explained under "Interest Rate Risk", "Credit Risk" and "High Yield Securities Risk". The Portfolio's transformation reflects the need to reduce investment risk as retirement approaches and the need for lower volatility since the Portfolio may be a primary source of income for an investor after retirement.

o Fund of Fund Risk. The Portfolio's ability to achieve its investment objective will depend largely on the ability of MFC Global (U.S.A.) to select the appropriate mix of Underlying Funds. In addition, achieving the Portfolio's objective will depend on the performance of the Underlying Funds which depends on the Underlying Funds' ability to meet their investment objectives. There can be no assurance that either the Portfolio or the Underlying Funds will achieve their investment objective.

     The Portfolio is subject to the same risks as the Underlying Funds in which it invests. The Portfolio invests in Underlying Funds which invest in fixed income securities (including in some cases high yield securities) and equity securities, including foreign securities and engage in hedging and other strategic transactions. To the extent the Portfolio invests in these securities directly or engages in hedging and other strategic transactions, the Portfolio will be subject to the same risks. As a Portfolio's asset mix becomes more conservative, the Portfolio becomes more susceptible to risks associated with fixed income securities.

o Equity Securities Risk. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the Underlying Funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

o Interest Rate Risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed income securities generally will increase. Conversely, when interest rates rise, the market value of fixed income securities will generally decrease. The longer the remaining maturity of instruments held by the Underlying Funds, the more sensitive the Portfolio is to interest rate risk.

o Credit Risk. Fixed income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Underlying Funds may be affected by unfavorable political, economic or government developments that could affect the repayment of principal or the payment of interest.

o High Yield Securities Risk. Fixed income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

o Foreign Securities Risk. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

o Hedging and Other Strategic Transactions. These transactions (derivatives) could involve a loss to the Portfolio if the transaction is not successful and may involve a small investment of cash relative to the magnitude of the risks assumed. Certain of these transactions also have the risk of loss if the counterparty does not perform as promised.

For a more complete description of these risks, see "Information About the Underlying Funds -- Risks of Investing in Underlying Funds".

--------------------------------------------------------------------------------
[GRAPHIC] PAST PERFORMANCE
Because this is a new Portfolio, there is no past performance to report.

--------------------------------------------------------------------------------
[GRAPHIC] YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the Portfolio's assets, and therefore are paid by shareholders indirectly.

------------------------------------------------------------------------------------------------------------------------------------
Shareholder transaction expenses(1)                                                           Class A        Class B         Class C
------------------------------------------------------------------------------------------------------------------------------------
Maximum front-end sales charge (load) on purchases as a % of purchase price                     5.00%          none            none
------------------------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less        none(2)        5.00%           1.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Annual operating expenses(3)                                                                  Class A        Class B         Class C
------------------------------------------------------------------------------------------------------------------------------------
Management fee(4)                                                                               0.06%          0.06%           0.06%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                                                           0.30%          1.00%           1.00%
------------------------------------------------------------------------------------------------------------------------------------
Other expenses                                                                                  0.58%          0.58%           0.58%
------------------------------------------------------------------------------------------------------------------------------------
Total Portfolio operating expenses                                                              0.94%          1.64%           1.64%
------------------------------------------------------------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 10-1-07)(5)                                   0.31%          0.31%           0.31%
------------------------------------------------------------------------------------------------------------------------------------
Net Portfolio operating expenses                                                                0.63%          1.33%           1.33%
------------------------------------------------------------------------------------------------------------------------------------
Estimated Underlying Fund expenses(6)                                                           0.72%          0.72%           0.72%
------------------------------------------------------------------------------------------------------------------------------------
Net Portfolio operating expenses and estimated Underlying Fund expenses                         1.35%          2.05%           2.05%
------------------------------------------------------------------------------------------------------------------------------------

(1)  A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How Sales Charges are Calculated".
(3)  Based on estimated expenses for the current fiscal year.
(4) The Management Fee has two components: (a) a fee on assets invested in affiliated Fund assets, and (b) a fee on assets not invested in affiliated Funds (other assets). It is currently anticipated that substantially all the assets of each Portfolio will be invested in affiliated Funds, although in the future the Portfolio may invest in other assets. See "Fund Details -- Management Fee" for further information.
(5) The Adviser has agreed contractually to reimburse for certain Portfolio level expenses that exceed 0.09% of the average annual net assets, or to make a payment to a specific class of shares of the Portfolio in an amount equal to the amount by which the expenses attributable to such class of shares (excluding management fees, Underlying Fund expenses, Rule 12b-1 fees, transfer agency fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business and fees under any agreement or plans of the Portfolio dealing with services for shareholders and others with beneficial interests in shares of the Portfolio) exceed the percentage of average annual net assets (on an annualized basis) attributable as follows: 0.65% for Class A, 1.35% for Class B and 1.35% for Class C. This expense reimbursement shall continue in effect until October 1, 2007 and thereafter until terminated by the Adviser on notice to the JHF II.
(6) The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the JHF II and JHF III Funds in which the Portfolio may invest, see " Information About the Underlying Funds -- Description of Funds."

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                          Year 1                  Year 3
--------------------------------------------------------------------------------
Class A                                             $631                    $969
--------------------------------------------------------------------------------
Class B with redemption                             $708                  $1,007
--------------------------------------------------------------------------------
Class B without redemption                          $208                    $707
--------------------------------------------------------------------------------
Class C with redemption                             $308                    $707
--------------------------------------------------------------------------------
Class C without redemption                          $208                    $707
--------------------------------------------------------------------------------

Lifecycle 2025 Portfolio                          SUBADVISER MFC Global (U.S.A.)
--------------------------------------------------------------------------------
[GRAPHIC] GOAL AND STRATEGY

The Portfolio seeks high total return until its target retirement date. To pursue this goal, the Portfolio, which is a fund of funds, invests, under normal market conditions, substantially all of its assets in Underlying Funds using an asset allocation strategy designed for investors expected to retire in 2025 (see the Target Allocation Chart under "Lifecycle Portfolios" for current target allocations).

Over time, the asset allocation strategy becomes increasingly conservative as described in the Glide Path Chart under "Lifecycle Portfolios". After December 31st of the designated retirement year of the Portfolio, the Portfolio's investment goal and strategy and its related investment policies and restrictions will become similar to those of the Retirement Portfolio reflecting that the Portfolio's investors have entered the target retirement stage.

The Portfolio is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for the Portfolio will be directed to its Underlying Funds that most deviate from target. Quarterly, the subadviser may also rebalance the Portfolio's Underlying Funds to maintain target allocations.

The investment performance of the Portfolio will reflect both its subadviser's allocation decisions with respect to Underlying Funds and investments and the investment decisions made by the Underlying Funds' subadvisers.

The Portfolio may invest in various Funds that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds. The Portfolio may also invest in the securities of other investment companies and may make direct investments in other types of investments, see "Other Permitted Investments".

--------------------------------------------------------------------------------
[GRAPHIC] MAIN RISKS

The initial target allocation for the Lifecycle 2025 Portfolio is 89% equity securities and 11% fixed income securities, also see the "Target Allocation Chart". When the Portfolio has a greater asset mix of equity securities it will be less conservative and have more equity securities risk exposure. These risks are explained under "Equity Securities Risk". Over time, as the Portfolio gets closer to its target date the Portfolio's asset mix becomes more conservative as it contains more fixed income and short-term fixed income securities. The risks associated with fixed income and short-term fixed income securities are explained under "Interest Rate Risk", "Credit Risk" and "High Yield Securities Risk". The Portfolio's transformation reflects the need to reduce investment risk as retirement approaches and the need for lower volatility since the Portfolio may be a primary source of income for an investor after retirement.

o Fund of Fund Risk. The Portfolio's ability to achieve its investment objective will depend largely on the ability of MFC Global (U.S.A.) to select the appropriate mix of Underlying Funds. In addition, achieving the Portfolio's objective will depend on the performance of the Underlying Funds which depends on the Underlying Funds' ability to meet their investment objectives. There can be no assurance that either the Portfolio or the Underlying Funds will achieve their investment objective.

     The Portfolio is subject to the same risks as the Underlying Funds in which it invests. The Portfolio invests in Underlying Funds which invest in fixed income securities (including in some cases high yield securities) and equity securities, including foreign securities and engage in hedging and other strategic transactions. To the extent the Portfolio invests in these securities directly or engages in hedging and other strategic transactions, the Portfolio will be subject to the same risks. As a Portfolio's asset mix becomes more conservative, the Portfolio becomes more susceptible to risks associated with fixed income securities.

o Equity Securities Risk. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the Underlying Funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

o Interest Rate Risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed income securities generally will increase. Conversely, when interest rates rise, the market value of fixed income securities will generally decrease. The longer the remaining maturity of instruments held by the Underlying Funds, the more sensitive the Portfolio is to interest rate risk.

o Credit Risk. Fixed income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Underlying Funds may be affected by unfavorable political, economic or government developments that could affect the repayment of principal or the payment of interest.

o High Yield Securities Risk. Fixed income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

o Foreign Securities Risk. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

o Hedging and Other Strategic Transactions. These transactions (derivatives) could involve a loss to the Portfolio if the transaction is not successful and may involve a small investment of cash relative to the magnitude of the risks assumed. Certain of these transactions also have the risk of loss if the counterparty does not perform as promised.

For a more complete description of these risks, see "Information About the Underlying Funds -- Risks of Investing in Underlying Funds".

--------------------------------------------------------------------------------
[GRAPHIC] PAST PERFORMANCE

Because this is a new Portfolio, there is no past performance to report.

--------------------------------------------------------------------------------
[GRAPHIC] YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the Portfolio's assets, and therefore are paid by shareholders indirectly.

------------------------------------------------------------------------------------------------------------------------------------
Shareholder transaction expenses(1)                                                           Class A        Class B         Class C
------------------------------------------------------------------------------------------------------------------------------------
Maximum front-end sales charge (load) on purchases as a % of purchase price                     5.00%          none            none
------------------------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less        none(2)        5.00%           1.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Annual operating expenses(3)                                                                  Class A        Class B         Class C
------------------------------------------------------------------------------------------------------------------------------------
Management fee(4)                                                                               0.06%          0.06%           0.06%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                                                           0.30%          1.00%           1.00%
------------------------------------------------------------------------------------------------------------------------------------
Other expenses                                                                                  0.65%          0.65%           0.65%
------------------------------------------------------------------------------------------------------------------------------------
Total Portfolio operating expenses                                                              1.01%          1.71%           1.71%
------------------------------------------------------------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 10-1-07)(5)                                   0.37%          0.37%           0.37%
------------------------------------------------------------------------------------------------------------------------------------
Net Portfolio operating expenses                                                                0.64%          1.34%           1.34%
------------------------------------------------------------------------------------------------------------------------------------
Estimated Underlying Fund expenses(6)                                                           0.73%          0.73%           0.73%
------------------------------------------------------------------------------------------------------------------------------------
Net Portfolio operating expenses and estimated Underlying Fund expenses                         1.37%          2.07%           2.07%
------------------------------------------------------------------------------------------------------------------------------------

(1)  A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How Sales Charges are Calculated".
(3)  Based on estimated expenses for the current fiscal year.
(4) The Management Fee has two components: (a) a fee on assets invested in affiliated Fund assets, and (b) a fee on assets not invested in affiliated Funds (other assets). It is currently anticipated that substantially all the assets of each Portfolio will be invested in affiliated Funds, although in the future the Portfolio may invest in other assets. See "Fund Details -- Management Fee" for further information.
(5) The Adviser has agreed contractually to reimburse for certain Portfolio level expenses that exceed 0.09% of the average annual net assets, or to make a payment to a specific class of shares of the Portfolio in an amount equal to the amount by which the expenses attributable to such class of shares (excluding management fees, Underlying Fund expenses, Rule 12b-1 fees, transfer agency fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business and fees under any agreement or plans of the Portfolio dealing with services for shareholders and others with beneficial interests in shares of the Portfolio) exceed the percentage of average annual net assets (on an annualized basis) attributable as follows: 0.65% for Class A, 1.35% for Class B and 1.35% for Class C. This expense reimbursement shall continue in effect until October 1, 2007 and thereafter until terminated by the Adviser on notice to the JHF II.
(6) The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the JHF II and JHF III Funds in which the Portfolio may invest, see " Information About the Underlying Funds -- Description of Funds."

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                          Year 1                  Year 3
--------------------------------------------------------------------------------
Class A                                             $633                    $986
--------------------------------------------------------------------------------
Class B with redemption                             $710                  $1,025
--------------------------------------------------------------------------------
Class B without redemption                          $210                    $725
--------------------------------------------------------------------------------
Class C with redemption                             $310                    $725
--------------------------------------------------------------------------------
Class C without redemption                          $210                    $725
--------------------------------------------------------------------------------

Lifecycle 2030 Portfolio                          SUBADVISER MFC Global (U.S.A.)
--------------------------------------------------------------------------------
[GRAPHIC] GOAL AND STRATEGY

The Portfolio seeks high total return until its target retirement date. To pursue this goal, the Portfolio, which is a fund of funds, invests, under normal market conditions, substantially all of its assets in Underlying Funds using an asset allocation strategy designed for investors expected to retire in 2030 (see the Target Allocation Chart under "Lifecycle Portfolios" for current target allocations).

Over time, the asset allocation strategy becomes increasingly conservative as described in the Glide Path Chart under "Lifecycle Portfolios". After December 31st of the designated retirement year of the Portfolio, the Portfolio's investment goal and strategy and its related investment policies and restrictions will become similar to those of the Retirement Portfolio reflecting that the Portfolio's investors have entered the target retirement stage.

The Portfolio is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for the Portfolio will be directed to its Underlying Funds that most deviate from target. Quarterly, the subadviser may also rebalance the Portfolio's Underlying Funds to maintain target allocations.

The investment performance of the Portfolio will reflect both its subadviser's allocation decisions with respect to Underlying Funds and investments and the investment decisions made by the Underlying Funds' subadvisers.

The Portfolio may invest in various Funds that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds. The Portfolio may also invest in the securities of other investment companies and may make direct investments in other types of investments, see "Other Permitted Investments".

--------------------------------------------------------------------------------
[GRAPHIC] MAIN RISKS

The initial target allocation for the Lifecycle 2030 Portfolio is 95% equity securities and 5% fixed income securities, also see the "Target Allocation Chart". When the Portfolio has a greater asset mix of equity securities it will be less conservative and have more equity securities risk exposure. These risks are explained under "Equity Securities Risk". Over time, as the Portfolio gets closer to its target date the Portfolio's asset mix becomes more conservative as it contains more fixed income and short-term fixed income securities. The risks associated with fixed income and short-term fixed income securities are explained under "Interest Rate Risk", "Credit Risk" and "High Yield Securities Risk". The Portfolio's transformation reflects the need to reduce investment risk as retirement approaches and the need for lower volatility since the Portfolio may be a primary source of income for an investor after retirement.

o Fund of Fund Risk. The Portfolio's ability to achieve its investment objective will depend largely on the ability of MFC Global (U.S.A.) to select the appropriate mix of Underlying Funds. In addition, achieving the Portfolio's objective will depend on the performance of the Underlying Funds which depends on the Underlying Funds' ability to meet their investment objectives. There can be no assurance that either the Portfolio or the Underlying Funds will achieve their investment objective.

     The Portfolio is subject to the same risks as the Underlying Funds in which it invests. The Portfolio invests in Underlying Funds which invest in fixed income securities (including in some cases high yield securities) and equity securities, including foreign securities and engage in hedging and other strategic transactions. To the extent the fund invests in these securities directly or engages in hedging and other strategic transactions, the fund will be subject to the same risks. As a Portfolio's asset mix becomes more conservative, the Portfolio becomes more susceptible to risks associated with fixed income securities.

o Equity Securities Risk. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the Underlying Funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

o Interest Rate Risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed income securities generally will increase. Conversely, when interest rates rise, the market value of fixed income securities will generally decrease. The longer the remaining maturity of instruments held by the Underlying Funds, the more sensitive the Portfolio is to interest rate risk.

o Credit Risk. Fixed income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Underlying Funds may be affected by unfavorable political, economic or government developments that could affect the repayment of principal or the payment of interest.

o High Yield Securities Risk. Fixed income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

o Foreign Securities Risk. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

o Hedging and Other Strategic Transactions. These transactions (derivatives) could involve a loss to the Portfolio if the transaction is not successful and may involve a small investment of cash relative to the magnitude of the risks assumed. Certain of these transactions also have the risk of loss if the counterparty does not perform as promised.

For a more complete description of these risks, see "Information About the Underlying Funds -- Risks of Investing in Underlying Funds".

--------------------------------------------------------------------------------
[GRAPHIC] PAST PERFORMANCE

Because this is a new Portfolio, there is no past performance to report.

--------------------------------------------------------------------------------
[GRAPHIC] YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the Portfolio's assets, and therefore are paid by shareholders indirectly.

------------------------------------------------------------------------------------------------------------------------------------
Shareholder transaction expenses(1)                                                           Class A        Class B         Class C
------------------------------------------------------------------------------------------------------------------------------------
Maximum front-end sales charge (load) on purchases as a % of purchase price                     5.00%          none            none
------------------------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less        none(2)        5.00%           1.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Annual operating expenses(3)                                                                  Class A        Class B         Class C
------------------------------------------------------------------------------------------------------------------------------------
Management fee(4)                                                                               0.06%          0.06%           0.06%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                                                           0.30%          1.00%           1.00%
------------------------------------------------------------------------------------------------------------------------------------
Other expenses                                                                                  0.72%          0.72%           0.72%
------------------------------------------------------------------------------------------------------------------------------------
Total Portfolio operating expenses                                                              1.08%          1.78%           1.78%
------------------------------------------------------------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 10-1-07)(5)                                   0.43%          0.43%           0.43%
------------------------------------------------------------------------------------------------------------------------------------
Net Portfolio operating expenses                                                                0.65%          1.35%           1.35%
------------------------------------------------------------------------------------------------------------------------------------
Estimated Underlying Fund expenses(6)                                                           0.74%          0.74%           0.74%
------------------------------------------------------------------------------------------------------------------------------------
Net Portfolio operating expenses and estimated Underlying Fund expenses                         1.39%          2.09%           2.09%
------------------------------------------------------------------------------------------------------------------------------------

(1)  A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How Sales Charges are Calculated".
(3)  Based on estimated expenses for the current fiscal year.
(4) The Management Fee has two components: (a) a fee on assets invested in affiliated Fund assets, and (b) a fee on assets not invested in affiliated Funds (other assets). It is currently anticipated that substantially all the assets of each Portfolio will be invested in affiliated Funds, although in the future the Portfolio may invest in other assets. See "Fund Details -- Management Fee" for further information.
(5) The Adviser has agreed contractually to reimburse for certain Portfolio level expenses that exceed 0.09% of the average annual net assets, or to make a payment to a specific class of shares of the Portfolio in an amount equal to the amount by which the expenses attributable to such class of shares (excluding management fees, Underlying Fund expenses, Rule 12b-1 fees, transfer agency fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business and fees under any agreement or plans of the Portfolio dealing with services for shareholders and others with beneficial interests in shares of the Portfolio) exceed the percentage of average annual net assets (on an annualized basis) attributable as follows: 0.65% for Class A, 1.35% for Class B and 1.35% for Class C. This expense reimbursement shall continue in effect until October 1, 2007 and thereafter until terminated by the Adviser on notice to the JHF II.
(6) The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the JHF II and JHF III Funds in which the Portfolio may invest, see " Information About the Underlying Funds -- Description of Funds."

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                          Year 1                  Year 3
--------------------------------------------------------------------------------
Class A                                             $634                  $1,004
--------------------------------------------------------------------------------
Class B with redemption                             $712                  $1,044
--------------------------------------------------------------------------------
Class B without redemption                          $212                    $744
--------------------------------------------------------------------------------
Class C with redemption                             $312                    $744
--------------------------------------------------------------------------------
Class C without redemption                          $212                    $744
--------------------------------------------------------------------------------

Lifecycle 2035 Portfolio                          SUBADVISER MFC Global (U.S.A.)
--------------------------------------------------------------------------------
[GRAPHIC] GOAL AND STRATEGY

The Portfolio seeks high total return until its target retirement date. To pursue this goal, the Portfolio, which is a fund of funds, invests, under normal market conditions, substantially all of its assets in Underlying Funds using an asset allocation strategy designed for investors expected to retire in 2035 (see the Target Allocation Chart under "Lifecycle Portfolios" for current target allocations).

Over time, the asset allocation strategy becomes increasingly conservative as described in the Glide Path Chart under "Lifecycle Portfolios". After December 31st of the designated retirement year of the Portfolio, the Portfolio's investment goal and strategy and its related investment policies and restrictions will become similar to those of the Retirement Portfolio reflecting that the Portfolio's investors have entered the target retirement stage.

The Portfolio is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for the Portfolio will be directed to its Underlying Funds that most deviate from target. Quarterly, the subadviser may also rebalance the Portfolio's Underlying Funds to maintain target allocations.

The investment performance of the Portfolio will reflect both its subadviser's allocation decisions with respect to Underlying Funds and investments and the investment decisions made by the Underlying Funds' subadvisers.

The Portfolio may invest in various Funds that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds. The Portfolio may also invest in the securities of other investment companies and may make direct investments in other types of investments, see "Other Permitted Investments".

--------------------------------------------------------------------------------
[GRAPHIC] MAIN RISKS

The initial target allocation for the Lifecycle 2035 Portfolio is 98% equity securities and 2% fixed income securities, also see the "Target Allocation Chart". When the Portfolio has a greater asset mix of equity securities it will be less conservative and have more equity securities risk exposure. These risks are explained under "Equity Securities Risk". Over time, as the Portfolio gets closer to its target date the Portfolio's asset mix becomes more conservative as it contains more fixed income and short-term fixed income securities. The risks associated with fixed income and short-term fixed income securities are explained under "Interest Rate Risk", "Credit Risk" and "High Yield Securities Risk". The Portfolio's transformation reflects the need to reduce investment risk as retirement approaches and the need for lower volatility since the Portfolio may be a primary source of income for an investor after retirement.

o Fund of Fund Risk. The Portfolio's ability to achieve its investment objective will depend largely on the ability of MFC Global (U.S.A.) to select the appropriate mix of Underlying Funds. In addition, achieving the Portfolio's objective will depend on the performance of the Underlying Funds which depends on the Underlying Funds' ability to meet their investment objectives. There can be no assurance that either the Portfolio or the Underlying Funds will achieve their investment objective.

     The Portfolio is subject to the same risks as the Underlying Funds in which it invests. The Portfolio invests in Underlying Funds which invest in fixed income securities (including in some cases high yield securities) and equity securities, including foreign securities and engage in hedging and other strategic transactions. To the extent the Portfolio invests in these securities directly or engages in hedging and other strategic transactions, the Portfolio will be subject to the same risks. As a Portfolio's asset mix becomes more conservative, the Portfolio becomes more susceptible to risks associated with fixed income securities.

o Equity Securities Risk. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the Underlying Funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

o Interest Rate Risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed income securities generally will increase. Conversely, when interest rates rise, the market value of fixed income securities will generally decrease. The longer the remaining maturity of instruments held by the Underlying Funds, the more sensitive the Portfolio is to interest rate risk.

o Credit Risk. Fixed income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Underlying Funds may be affected by unfavorable political, economic or government developments that could affect the repayment of principal or the payment of interest.

o High Yield Securities Risk. Fixed income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

o Foreign Securities Risk. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

o Hedging and Other Strategic Transactions. These transactions (derivatives) could involve a loss to the Portfolio if the transaction is not successful and may involve a small investment of cash relative to the magnitude of the risks assumed. Certain of these transactions also have the risk of loss if the counterparty does not perform as promised.

For a more complete description of these risks, see "Information About the Underlying Funds -- Risks of Investing in Underlying Funds".

--------------------------------------------------------------------------------
[GRAPHIC] PAST PERFORMANCE

Because this is a new Portfolio, there is no past performance to report.
--------------------------------------------------------------------------------
[GRAPHIC] YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the Portfolio's assets, and therefore are paid by shareholders indirectly.

------------------------------------------------------------------------------------------------------------------------------------
Shareholder transaction expenses(1)                                                           Class A        Class B         Class C
------------------------------------------------------------------------------------------------------------------------------------
Maximum front-end sales charge (load) on purchases as a % of purchase price                     5.00%          none            none
------------------------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less        none(2)        5.00%           1.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Annual operating expenses(3)                                                                  Class A        Class B         Class C
------------------------------------------------------------------------------------------------------------------------------------
Management fee(4)                                                                               0.06%          0.06%           0.06%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                                                           0.30%          1.00%           1.00%
------------------------------------------------------------------------------------------------------------------------------------
Other expenses                                                                                  0.88%          0.88%           0.88%
------------------------------------------------------------------------------------------------------------------------------------
Total Portfolio operating expenses                                                              1.24%          1.94%           1.94%
------------------------------------------------------------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 10-1-07)(5)                                   0.59%          0.59%           0.59%
------------------------------------------------------------------------------------------------------------------------------------
Net Portfolio operating expenses                                                                0.65%          1.35%           1.35%
------------------------------------------------------------------------------------------------------------------------------------
Estimated Underlying Fund expenses(6)                                                           0.76%          0.76%           0.76%
------------------------------------------------------------------------------------------------------------------------------------
Net Portfolio operating expenses and estimated Underlying Fund expenses                         1.41%          2.11%           2.11%
------------------------------------------------------------------------------------------------------------------------------------

(1)  A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How Sales Charges are Calculated".
(3)  Based on estimated expenses for the current fiscal year.
(4) The Management Fee has two components: (a) a fee on assets invested in affiliated Fund assets, and (b) a fee on assets not invested in affiliated Funds (other assets). It is currently anticipated that substantially all the assets of each Portfolio will be invested in affiliated Funds, although in the future the Portfolio may invest in other assets. See "Fund Details -- Management Fee" for further information.
(5) The Adviser has agreed contractually to reimburse for certain Portfolio level expenses that exceed 0.09% of the average annual net assets, or to make a payment to a specific class of shares of the Portfolio in an amount equal to the amount by which the expenses attributable to such class of shares (excluding management fees, Underlying Fund expenses, Rule 12b-1 fees, transfer agency fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business and fees under any agreement or plans of the Portfolio dealing with services for shareholders and others with beneficial interests in shares of the Portfolio) exceed the percentage of average annual net assets (on an annualized basis) attributable as follows: 0.65% for Class A, 1.35% for Class B and 1.35% for Class C. This expense reimbursement shall continue in effect until October 1, 2007 and thereafter until terminated by the Adviser on notice to the JHF II.
(6) The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the JHF II and JHF III Funds in which the Portfolio may invest, see " Information About the Underlying Funds -- Description of Funds."

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                          Year 1                  Year 3
--------------------------------------------------------------------------------
Class A                                             $636                  $1,042
--------------------------------------------------------------------------------
Class B with redemption                             $714                  $1,083
--------------------------------------------------------------------------------
Class B without redemption                          $214                    $783
--------------------------------------------------------------------------------
Class C with redemption                             $314                    $783
--------------------------------------------------------------------------------
Class C without redemption                          $214                    $783
--------------------------------------------------------------------------------

Lifecycle 2040 Portfolio                          SUBADVISER MFC Global (U.S.A.)
--------------------------------------------------------------------------------
[GRAPHIC] GOAL AND STRATEGY

The Portfolio seeks high total return until its target retirement date. To pursue this goal, the Portfolio, which is a fund of funds, invests, under normal market conditions, substantially all of its assets in Underlying Funds using an asset allocation strategy designed for investors expected to retire in 2040 (see the Target Allocation Chart under "Lifecycle Portfolios" for current target allocations).

Over time, the asset allocation strategy becomes increasingly conservative as described in the Glide Path Chart under "Lifecycle Portfolios". After December 31st of the designated retirement year of the Portfolio, the Portfolio's investment goal and strategy and its related investment policies and restrictions will become similar to those of the Retirement Portfolio reflecting that the Portfolio's investors have entered the target retirement stage.

The Portfolio is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for the Portfolio will be directed to its Underlying Funds that most deviate from target. Quarterly, the subadviser may also rebalance the Portfolio's Underlying Funds to maintain target allocations.

The investment performance of the Portfolio will reflect both its subadviser's allocation decisions with respect to Underlying Funds and investments and the investment decisions made by the Underlying Funds' subadvisers.

The Portfolio may invest in various Funds that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds. The Portfolio may also invest in the securities of other investment companies and may make direct investments in other types of investments, see "Other Permitted Investments".

--------------------------------------------------------------------------------
[GRAPHIC] MAIN RISKS

The initial target allocation for the Lifecycle 2040 Portfolio is 100% equity securities and 0% fixed income securities, also see the "Target Allocation Chart". When the Portfolio has a greater asset mix of equity securities it will be less conservative and have more equity securities risk exposure. These risks are explained under "Equity Securities Risk". Over time, as the Portfolio gets closer to its target date the Portfolio's asset mix becomes more conservative as it contains more fixed income and short-term fixed income securities. The risks associated with fixed income and short-term fixed income securities are explained under "Interest Rate Risk", "Credit Risk" and "High Yield Securities Risk". The Portfolio's transformation reflects the need to reduce investment risk as retirement approaches and the need for lower volatility since the Portfolio may be a primary source of income for an investor after retirement.

o Fund of Fund Risk. The Portfolio's ability to achieve its investment objective will depend largely on the ability of MFC Global (U.S.A.) to select the appropriate mix of Underlying Funds. In addition, achieving the Portfolio's objective will depend on the performance of the Underlying Funds which depends on the Underlying Funds' ability to meet their investment objectives. There can be no assurance that either the Portfolio or the Underlying Funds will achieve their investment objective.

     The Portfolio is subject to the same risks as the Underlying Funds in which it invests. The Portfolio invests in Underlying Funds which invest in fixed income securities (including in some cases high yield securities) and equity securities, including foreign securities and engage in hedging and other strategic transactions. To the extent the Portfolio invests in these securities directly or engages in hedging and other strategic transactions, the Portfolio will be subject to the same risks. As a Portfolio's asset mix becomes more conservative, the Portfolio becomes more susceptible to risks associated with fixed income securities.

o Equity Securities Risk. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the Underlying Funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

o Interest Rate Risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed income securities generally will increase. Conversely, when interest rates rise, the market value of fixed income securities will generally decrease. The longer the remaining maturity of instruments held by the Underlying Funds, the more sensitive the Portfolio is to interest rate risk.

o Credit Risk. Fixed income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Underlying Funds may be affected by unfavorable political, economic or government developments that could affect the repayment of principal or the payment of interest.

o High Yield Securities Risk. Fixed income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

o Foreign Securities Risk. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

o Hedging and Other Strategic Transactions. These transactions (derivatives) could involve a loss to the Portfolio if the transaction is not successful and may involve a small investment of cash relative to the magnitude of the risks assumed. Certain of these transactions also have the risk of loss if the counterparty does not perform as promised.

For a more complete description of these risks, see "Information About the Underlying Funds -- Risks of Investing in Underlying Funds".

--------------------------------------------------------------------------------
[GRAPHIC] PAST PERFORMANCE

Because this is a new Portfolio, there is no past performance to report.
--------------------------------------------------------------------------------
[GRAPHIC] YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the Portfolio's assets, and therefore are paid by shareholders indirectly.

------------------------------------------------------------------------------------------------------------------------------------
Shareholder transaction expenses(1)                                                           Class A        Class B         Class C
------------------------------------------------------------------------------------------------------------------------------------
Maximum front-end sales charge (load) on purchases as a % of purchase price                     5.00%          none            none
------------------------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less        none(2)        5.00%           1.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Annual operating expenses(3)                                                                  Class A        Class B         Class C
------------------------------------------------------------------------------------------------------------------------------------
Management fee(4)                                                                               0.06%          0.06%           0.06%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                                                           0.30%          1.00%           1.00%
------------------------------------------------------------------------------------------------------------------------------------
Other expenses                                                                                  0.90%          0.90%           0.90%
------------------------------------------------------------------------------------------------------------------------------------
Total Portfolio operating expenses                                                              1.26%          1.96%           1.96%
------------------------------------------------------------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 10-1-07)(5)                                   0.61%          0.61%           0.61%
------------------------------------------------------------------------------------------------------------------------------------
Net Portfolio operating expenses                                                                0.65%          1.35%           1.35%
------------------------------------------------------------------------------------------------------------------------------------
Estimated Underlying Fund expenses(6)                                                           0.76%          0.76%           0.76%
------------------------------------------------------------------------------------------------------------------------------------
Net Portfolio operating expenses and estimated underlying fund expenses                         1.41%          2.11%           2.11%
------------------------------------------------------------------------------------------------------------------------------------

(1)  A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How Sales Charges are Calculated".
(3)  Based on estimated expenses for the current fiscal year.
(4) The Management Fee has two components: (a) a fee on assets invested in affiliated Fund assets, and (b) a fee on assets not invested in affiliated Funds (other assets). It is currently anticipated that substantially all the assets of each Portfolio will be invested in affiliated Funds, although in the future the Portfolio may invest in other assets. See "Fund Details -- Management Fee" for further information.
(5) The Adviser has agreed contractually to reimburse for certain Portfolio level expenses that exceed 0.09% of the average annual net assets, or to make a payment to a specific class of shares of the Portfolio in an amount equal to the amount by which the expenses attributable to such class of shares (excluding management fees, Underlying Fund expenses, Rule 12b-1 fees, transfer agency fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business and fees under any agreement or plans of the Portfolio dealing with services for shareholders and others with beneficial interests in shares of the Portfolio) exceed the percentage of average annual net assets (on an annualized basis) attributable as follows: 0.65% for Class A, 1.35% for Class B and 1.35% for Class C. This expense reimbursement shall continue in effect until October 1, 2007 and thereafter until terminated by the Adviser on notice to the JHF II.
(6) The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the JHF II and JHF III Funds in which the Portfolio may invest, see " Information About the Underlying Funds -- Description of Funds."

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                           Year 1                 Year 3
--------------------------------------------------------------------------------
Class A                                             $636                  $1,046
--------------------------------------------------------------------------------
Class B with redemption                             $714                  $1,087
--------------------------------------------------------------------------------
Class B without redemption                          $214                    $787
--------------------------------------------------------------------------------
Class C with redemption                             $314                    $787
--------------------------------------------------------------------------------
Class C without redemption                          $214                    $787
--------------------------------------------------------------------------------

Lifecycle 2045 Portfolio                          SUBADVISER MFC Global (U.S.A.)
--------------------------------------------------------------------------------
[GRAPHIC] GOAL AND STRATEGY

The Portfolio seeks high total return until its target retirement date. To pursue this goal, the Portfolio, which is a fund of funds, invests, under normal market conditions, substantially all of its assets in Underlying Funds using an asset allocation strategy designed for investors expected to retire in 2045 (see the Target Allocation Chart under "Lifecycle Portfolios" for current target allocations).

Over time, the asset allocation strategy becomes increasingly conservative as described in the Glide Path Chart under "Lifecycle Portfolios". After December 31st of the designated retirement year of the Portfolio, the Portfolio's investment goal and strategy and its related investment policies and restrictions will become similar to those of the Retirement Portfolio reflecting that the Portfolio's investors have entered the target retirement stage.

The Portfolio is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for the Portfolio will be directed to its Underlying Funds that most deviate from target. Quarterly, the subadviser may also rebalance the Portfolio's Underlying Funds to maintain target allocations.

The investment performance of the Portfolio will reflect both its subadviser's allocation decisions with respect to Underlying Funds and investments and the investment decisions made by the Underlying Funds' subadvisers.

The Portfolio may invest in various Funds that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds. The Portfolio may also invest in the securities of other investment companies and may make direct investments in other types of investments, see "Other Permitted Investments".

--------------------------------------------------------------------------------
[GRAPHIC] MAIN RISKS

The initial target allocation for the Lifecycle 2045 Portfolio is 100% equity securities and 0% fixed income securities, also see the "Target Allocation Chart". When the Portfolio has a greater asset mix of equity securities it will be less conservative and have more equity securities risk exposure. These risks are explained under "Equity Securities Risk". Over time, as the Portfolio gets closer to its target date the Portfolio's asset mix becomes more conservative as it contains more fixed income and short-term fixed income securities. The risks associated with fixed income and short-term fixed income securities are explained under "Interest Rate Risk", "Credit Risk" and "High Yield Securities Risk". The Portfolio's transformation reflects the need to reduce investment risk as retirement approaches and the need for lower volatility since the Portfolio may be a primary source of income for an investor after retirement.

o Fund of Fund Risk. The Portfolio's ability to achieve its investment objective will depend largely on the ability of MFC Global (U.S.A.) to select the appropriate mix of Underlying Funds. In addition, achieving the Portfolio's objective will depend on the performance of the Underlying Funds which depends on the Underlying Funds' ability to meet their investment objectives. There can be no assurance that either the Portfolio or the Underlying Funds will achieve their investment objective.

     The Portfolio is subject to the same risks as the Underlying Funds in which it invests. The Portfolio invests in Underlying Funds which invest in fixed income securities (including in some cases high yield securities) and equity securities, including foreign securities and engage in hedging and other strategic transactions. To the extent the Portfolio invests in these securities directly or engages in hedging and other strategic transactions, the Portfolio will be subject to the same risks. As a Portfolio's asset mix becomes more conservative, the Portfolio becomes more susceptible to risks associated with fixed income securities.

o Equity Securities Risk. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the Underlying Funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

o Interest Rate Risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed income securities generally will increase. Conversely, when interest rates rise, the market value of fixed income securities will generally decrease. The longer the remaining maturity of instruments held by the Underlying Funds, the more sensitive the Portfolio is to interest rate risk.

o Credit Risk. Fixed income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Underlying Funds may be affected by unfavorable political, economic or government developments that could affect the repayment of principal or the payment of interest.

o High Yield Securities Risk. Fixed income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

o Foreign Securities Risk. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

o Hedging and Other Strategic Transactions. These transactions (derivatives) could involve a loss to the Portfolio if the transaction is not successful and may involve a small investment of cash relative to the magnitude of the risks assumed. Certain of these transactions also have the risk of loss if the counterparty does not perform as promised.

For a more complete description of these risks, see "Information About the Underlying Funds -- Risks of Investing in Underlying Funds".

--------------------------------------------------------------------------------
[GRAPHIC] PAST PERFORMANCE

Because this is a new Portfolio, there is no past performance to report.

--------------------------------------------------------------------------------
[GRAPHIC] YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the Portfolio's assets, and therefore are paid by shareholders indirectly.

------------------------------------------------------------------------------------------------------------------------------------
Shareholder transaction expenses(1)                                                           Class A        Class B         Class C
------------------------------------------------------------------------------------------------------------------------------------
Maximum front-end sales charge (load) on purchases as a % of purchase price                     5.00%          none            none
------------------------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less        none(2)        5.00%           1.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Annual operating expenses(3)                                                                  Class A        Class B         Class C
------------------------------------------------------------------------------------------------------------------------------------
Management fee(4)                                                                               0.06%          0.06%           0.06%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                                                           0.30%          1.00%           1.00%
------------------------------------------------------------------------------------------------------------------------------------
Other expenses                                                                                  1.95%          1.95%           1.95%
------------------------------------------------------------------------------------------------------------------------------------
Total Portfolio operating expenses                                                              2.31%          3.01%           3.01%
------------------------------------------------------------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 10-1-07)(5)                                   1.66%          1.66%           1.66%
------------------------------------------------------------------------------------------------------------------------------------
Net Portfolio operating expenses                                                                0.65%          1.35%           1.35%
------------------------------------------------------------------------------------------------------------------------------------
Estimated Underlying Fund expenses(6)                                                           0.76%          0.76%           0.76%
------------------------------------------------------------------------------------------------------------------------------------
Net Portfolio operating expenses and estimated Underlying Fund expenses                         1.41%          2.11%           2.11%
------------------------------------------------------------------------------------------------------------------------------------

(1)  A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How Sales Charges are Calculated".
(3)  Based on estimated expenses for the current fiscal year.
(4) The Management Fee has two components: (a) a fee on assets invested in affiliated Fund assets, and (b) a fee on assets not invested in affiliated Funds (other assets). It is currently anticipated that substantially all the assets of each Portfolio will be invested in affiliated Funds, although in the future the Portfolio may invest in other assets. See "Fund Details -- Management Fee" for further information.
(5) The Adviser has agreed contractually to reimburse for certain Portfolio level expenses that exceed 0.09% of the average annual net assets, or to make a payment to a specific class of shares of the Portfolio in an amount equal to the amount by which the expenses attributable to such class of shares (excluding management fees, Underlying Fund expenses, Rule 12b-1 fees, transfer agency fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business and fees under any agreement or plans of the Portfolio dealing with services for shareholders and others with beneficial interests in shares of the Portfolio) exceed the percentage of average annual net assets (on an annualized basis) attributable as follows: 0.65% for Class A, 1.35% for Class B and 1.35% for Class C. This expense reimbursement shall continue in effect until October 1, 2007 and thereafter until terminated by the Adviser on notice to the JHF II.
(6) The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the JHF II and JHF III Funds in which the Portfolio may invest, see " Information About the Underlying Funds -- Description of Funds."

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                          Year 1                  Year 3
--------------------------------------------------------------------------------
Class A                                             $636                  $1,252
--------------------------------------------------------------------------------
Class B with redemption                             $714                  $1,299
--------------------------------------------------------------------------------
Class B without redemption                          $214                    $999
--------------------------------------------------------------------------------
Class C with redemption                             $314                    $999
--------------------------------------------------------------------------------
Class C without redemption                          $214                    $999
--------------------------------------------------------------------------------

Lifecycle 2050 Portfolio                          SUBADVISER MFC Global (U.S.A.)
--------------------------------------------------------------------------------
[GRAPHIC] GOAL AND STRATEGY

The Portfolio seeks high total return until its target retirement date. To pursue this goal, the Portfolio, which is a fund of funds, invests, under normal market conditions, substantially all of its assets in Underlying Funds using an asset allocation strategy designed for investors expected to retire in 2050 (see the Target Allocation Chart under "Lifecycle Portfolios" for current target allocations).

Over time, the asset allocation strategy becomes increasingly conservative as described in the Glide Path Chart under "Lifecycle Portfolios". After December 31st of the designated retirement year of the Portfolio, the Portfolio's investment goal and strategy and its related investment policies and restrictions will become similar to those of the Retirement Portfolio reflecting that the Portfolio's investors have entered the target retirement stage.

The Portfolio is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for the Portfolio will be directed to its Underlying Funds that most deviate from target. Quarterly, the subadviser may also rebalance the Portfolio's Underlying Funds to maintain target allocations.

The investment performance of the Portfolio will reflect both its subadviser's allocation decisions with respect to Underlying Funds and investments and the investment decisions made by the Underlying Funds' subadvisers.

The Portfolio may invest in various Funds that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds. The Portfolio may also invest in the securities of other investment companies and may make direct investments in other types of investments, see "Other Permitted Investments".

--------------------------------------------------------------------------------
[GRAPHIC] MAIN RISKS

The initial target allocation for the Lifecycle 2050 Portfolio is 100% equity securities and 0% fixed income securities, also see the "Target Allocation Chart". When the Portfolio has a greater asset mix of equity securities it will be less conservative and have more equity securities risk exposure. These risks are explained under "Equity Securities Risk". Over time, as the Portfolio gets closer to its target date the Portfolio's asset mix becomes more conservative as it contains more fixed income and short-term fixed income securities. The risks associated with fixed income and short-term fixed income securities are explained under "Interest Rate Risk", "Credit Risk" and "High Yield Securities Risk". The Portfolio's transformation reflects the need to reduce investment risk as retirement approaches and the need for lower volatility since the Portfolio may be a primary source of income for an investor after retirement.

o Fund of Fund Risk. The Portfolio's ability to achieve its investment objective will depend largely on the ability of MFC Global (U.S.A.) to select the appropriate mix of Underlying Funds. In addition, achieving the Portfolio's objective will depend on the performance of the Underlying Funds which depends on the Underlying Funds' ability to meet their investment objectives. There can be no assurance that either the Portfolio or the Underlying Funds will achieve their investment objective.

     The Portfolio is subject to the same risks as the Underlying Funds in which it invests. The Portfolio invests in Underlying Funds which invest in fixed income securities (including in some cases high yield securities) and equity securities, including foreign securities and engage in hedging and other strategic transactions. To the extent the Portfolio invests in these securities directly or engages in hedging and other strategic transactions, the Portfolio will be subject to the same risks. As a Portfolio's asset mix becomes more conservative, the Portfolio becomes more susceptible to risks associated with fixed income securities.

o Equity Securities Risk. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the Underlying Funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

o Interest Rate Risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed income securities generally will increase. Conversely, when interest rates rise, the market value of fixed income securities will generally decrease. The longer the remaining maturity of instruments held by the Underlying Funds, the more sensitive the Portfolio is to interest rate risk.

o Credit Risk. Fixed income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Underlying Funds may be affected by unfavorable political, economic or government developments that could affect the repayment of principal or the payment of interest.

o High Yield Securities Risk. Fixed income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

o Foreign Securities Risk. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

o Hedging and Other Strategic Transactions. These transactions (derivatives) could involve a loss to the Portfolio if the transaction is not successful and may involve a small investment of cash relative to the magnitude of the risks assumed. Certain of these transactions also have the risk of loss if the counterparty does not perform as promised.

For a more complete description of these risks, see "Information About the Underlying Funds -- Risks of Investing in Underlying Funds".

--------------------------------------------------------------------------------
[GRAPHIC] PAST PERFORMANCE

Because this is a new Portfolio, there is no past performance to report.

--------------------------------------------------------------------------------
[GRAPHIC] YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the Portfolio's assets, and therefore are paid by shareholders indirectly.

------------------------------------------------------------------------------------------------------------------------------------
Shareholder transaction expenses(1)                                                           Class A        Class B         Class C
------------------------------------------------------------------------------------------------------------------------------------
Maximum front-end sales charge (load) on purchases as a % of purchase price                     5.00%          none            none
------------------------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less        none(2)        5.00%           1.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Annual operating expenses(3)                                                                  Class A        Class B         Class C
------------------------------------------------------------------------------------------------------------------------------------
Management fee(4)                                                                               0.06%          0.06%           0.06%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                                                           0.30%          1.00%           1.00%
------------------------------------------------------------------------------------------------------------------------------------
Other expenses                                                                                  4.48%          4.48%           4.48%
------------------------------------------------------------------------------------------------------------------------------------
Total Portfolio operating expenses                                                              4.84%          5.54%           5.54%
------------------------------------------------------------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 10-1-07)(5)                                   4.19%          4.19%           4.19%
------------------------------------------------------------------------------------------------------------------------------------
Net Portfolio operating expenses                                                                0.65%          1.35%           1.35%
------------------------------------------------------------------------------------------------------------------------------------
Estimated Underlying Fund expenses(6)                                                           0.76%          0.76%           0.76%
------------------------------------------------------------------------------------------------------------------------------------
Net Portfolio operating expenses and estimated Underlying Fund expenses                         1.41%          2.11%           2.11%
------------------------------------------------------------------------------------------------------------------------------------

(1)  A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How Sales Charges are Calculated".
(3)  Based on estimated expenses for the current fiscal year.
(4) The Management Fee has two components: (a) a fee on assets invested in affiliated Fund assets, and (b) a fee on assets not invested in affiliated Funds (other assets). It is currently anticipated that substantially all the assets of each Portfolio will be invested in affiliated Funds, although in the future the Portfolio may invest in other assets. See "Fund Details -- Management Fee" for further information.
(5) The Adviser has agreed contractually to reimburse for certain Portfolio level expenses that exceed 0.09% of the average annual net assets, or to make a payment to a specific class of shares of the Portfolio in an amount equal to the amount by which the expenses attributable to such class of shares (excluding management fees, Underlying Fund expenses, Rule 12b-1 fees, transfer agency fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business and fees under any agreement or plans of the Portfolio dealing with services for shareholders and others with beneficial interests in shares of the Portfolio) exceed the percentage of average annual net assets (on an annualized basis) attributable as follows: 0.65% for Class A, 1.35% for Class B and 1.35% for Class C. This expense reimbursement shall continue in effect until October 1, 2007 and thereafter until terminated by the Adviser on notice to the JHF II.
(6) The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the JHF II and JHF III Funds in which the Portfolio may invest, see " Information About the Underlying Funds -- Description of Funds."

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                          Year 1                  Year 3
--------------------------------------------------------------------------------
Class A                                             $636                  $1,732
--------------------------------------------------------------------------------
Class B with redemption                             $714                  $1,784
--------------------------------------------------------------------------------
Class B without redemption                          $214                  $1,494
--------------------------------------------------------------------------------
Class C with redemption                             $314                  $1,494
--------------------------------------------------------------------------------
Class C without redemption                          $214                  $1,494
--------------------------------------------------------------------------------

Lifecycle Retirement Portfolio                    SUBADVISER MFC Global (U.S.A.)
--------------------------------------------------------------------------------
[GRAPHIC] GOAL AND STRATEGY

The Portfolio seeks maximum real return, consistent with the preservation of capital and prudent investment management. To pursue this goal, the Portfolio may invest in various Funds of the JHF II and JHF III that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities and science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds in which the Portfolio invests focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in Underlying Funds. The Portfolio may also invest in the securities of other investment companies and may make direct investments in other types of investments, see "Other Permitted Investments".

In employing its investment strategies for the Portfolio, the subadviser attempts to achieve a total rate of return that will support an inflation-adjusted average annual withdrawal rate of 6% of initial investment (before fees) over a long-term time horizon (approximately 30 years) while attempting to maintain a low probability of negative returns in any 12-month time period. The adviser and subadviser do not represent or guarantee that the Portfolio will meet this total return goal or achieve positive returns every year.

The Portfolio is eligible to invest in all Underlying Funds, except the Lifestyle Portfolios. When investing in shares of Funds, the Portfolio purchases only NAV shares (which are not subject to Rule 12b-1 fees).

--------------------------------------------------------------------------------
[GRAPHIC] MAIN RISKS

The initial target allocation for the Lifecycle Retirement Portfolio is 50% equity securities and 50% fixed income securities, also see the "Target Allocation Chart". When the Portfolio has a greater asset mix of equity securities it will be less conservative and have more equity securities risk exposure. These risks are explained under "Equity Securities Risk". The risks associated with fixed income and short-term fixed income securities are explained under "Interest Rate Risk", "Credit Risk" and "High Yield Securities Risk".

o Fund of Fund Risk. The Portfolio's ability to achieve its investment objective will depend largely on the ability of MFC Global (U.S.A.) to select the appropriate mix of Underlying Funds. In addition, achieving the Portfolio's objective will depend on the performance of the Underlying Funds which depends on the Underlying Funds' ability to meet their investment objectives. There can be no assurance that either the Portfolio or the Underlying Funds will achieve their investment objective.

     The Portfolio is subject to the same risks as the Underlying Funds in which it invests. The Portfolio invests in Underlying Funds which invest in fixed income securities (including in some cases high yield securities) and equity securities, including foreign securities and engage in hedging and other strategic transactions. To the extent the Portfolio invests in these securities directly or engages in hedging and other strategic transactions, the Portfolio will be subject to the same risks.

o Equity Securities Risk. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the Underlying Funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

o Interest Rate Risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed income securities generally will increase. Conversely, when interest rates rise, the market value of fixed income securities will generally decrease. The longer the remaining maturity of instruments held by the Underlying Funds, the more sensitive the Portfolio is to interest rate risk.

o Credit Risk. Fixed income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Underlying Funds may be affected by unfavorable political, economic or government developments that could affect the repayment of principal or the payment of interest.

o High Yield Securities Risk. Fixed income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

o Foreign Securities Risk. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

o Hedging and Other Strategic Transactions. These transactions (derivatives) could involve a loss to the Portfolio if the transaction is not successful and may involve a small investment of cash relative to the magnitude of the risks assumed. Certain of these transactions also have the risk of loss if the counterparty does not perform as promised.

For a more complete description of these risks, see "Information About the Underlying Funds -- Risks of Investing in Underlying Funds".

--------------------------------------------------------------------------------
[GRAPHIC] PAST PERFORMANCE

Because this is a new Portfolio, there is no past performance to report.

--------------------------------------------------------------------------------
[GRAPHIC] YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the Portfolio's assets, and therefore are paid by shareholders indirectly.

------------------------------------------------------------------------------------------------------------------------------------
Shareholder transaction expenses(1)                                                           Class A        Class B         Class C
------------------------------------------------------------------------------------------------------------------------------------
Maximum front-end sales charge (load) on purchases as a % of purchase price                     5.00%          none            none
------------------------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less        none(2)        5.00%           1.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Annual operating expenses(3)                                                                  Class A        Class B         Class C
------------------------------------------------------------------------------------------------------------------------------------
Management fee(4)                                                                               0.10%          0.10%           0.10%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                                                           0.30%          1.00%           1.00%
------------------------------------------------------------------------------------------------------------------------------------
Other expenses                                                                                  1.72%          1.72%           1.72%
------------------------------------------------------------------------------------------------------------------------------------
Total Portfolio operating expenses                                                              2.12%          2.82%           2.82%
------------------------------------------------------------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 10-1-07)(5)                                   1.43%          1.43%           1.43%
------------------------------------------------------------------------------------------------------------------------------------
Net Portfolio operating expenses                                                                0.69%          1.39%           1.39%
------------------------------------------------------------------------------------------------------------------------------------
Estimated Underlying Fund expenses(6)                                                           0.71%          0.71%           0.71%
------------------------------------------------------------------------------------------------------------------------------------
Net Portfolio operating expenses and estimated Underlying Fund expenses                         1.40%          2.10%           2.10%
------------------------------------------------------------------------------------------------------------------------------------

(1)  A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How Sales Charges are Calculated".
(3)  Based on estimated expenses for the current fiscal year.
(4) The Management Fee has two components: (a) a fee on assets invested in affiliated Fund assets, and (b) a fee on assets not invested in affiliated Funds (other assets). It is currently anticipated that substantially all the assets of each Portfolio will be invested in affiliated Funds, although in the future the Portfolio may invest in other assets. See "Fund Details -- Management Fee" for further information.
(5) The Adviser has agreed contractually to reimburse for certain Portfolio level expenses that exceed 0.09% of the average annual net assets, or to make a payment to a specific class of shares of the Portfolio in an amount equal to the amount by which the expenses attributable to such class of shares (excluding management fees, Underlying Fund expenses, Rule 12b-1 fees, transfer agency fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business and fees under any agreement or plans of the Portfolio dealing with services for shareholders and others with beneficial interests in shares of the Portfolio) exceed the percentage of average annual net assets (on an annualized basis) attributable as follows: 0.69% for Class A, 1.35% for Class B and 1.35% for Class C. This expense reimbursement shall continue in effect until October 1, 2007 and thereafter until terminated by the Adviser on notice to the JHF II.
(6) The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the JHF II and JHF III Funds in which the Portfolio may invest, see " Information About the Underlying Funds -- Description of Funds."

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                          Year 1                  Year 3
--------------------------------------------------------------------------------
Class A                                             $635                  $1,205
--------------------------------------------------------------------------------
Class B with redemption                             $713                  $1,250
--------------------------------------------------------------------------------
Class B without redemption                          $213                    $950
--------------------------------------------------------------------------------
Class C with redemption                             $313                    $950
--------------------------------------------------------------------------------
Class C without redemption                          $213                    $950
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FUND CODES

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Class A        Class B         Class C
------------------------------------------------------------------------------------------------------------------------------------
Lifecycle 2010 Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Ticker                                                                                          XXXXX          XXXXX           XXXXX
------------------------------------------------------------------------------------------------------------------------------------
CUSIP                                                                                     41015E 63 5    41015E 62 7     41015E 61 9
------------------------------------------------------------------------------------------------------------------------------------
Newspaper                                                                                          --             --              --
------------------------------------------------------------------------------------------------------------------------------------
JH fund number                                                                                     xx            1xx             5xx
------------------------------------------------------------------------------------------------------------------------------------

Lifecycle 2015 Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Ticker                                                                                          XXXXX          XXXXX           XXXXX
------------------------------------------------------------------------------------------------------------------------------------
CUSIP                                                                                     41015E 51 0    41015E 49 4     41015E 48 6
------------------------------------------------------------------------------------------------------------------------------------
Newspaper                                                                                          --             --              --
------------------------------------------------------------------------------------------------------------------------------------
JH fund number                                                                                     xx            1xx             5xx
------------------------------------------------------------------------------------------------------------------------------------

Lifecycle 2020 Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Ticker                                                                                          XXXXX          XXXXX           XXXXX
------------------------------------------------------------------------------------------------------------------------------------
CUSIP                                                                                     41015E 38 7    41015E 37 9     41015E 36 1
------------------------------------------------------------------------------------------------------------------------------------
Newspaper                                                                                          --             --              --
------------------------------------------------------------------------------------------------------------------------------------
JH fund number                                                                                     xx            1xx             5xx
------------------------------------------------------------------------------------------------------------------------------------

Lifecycle 2025 Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Ticker                                                                                          XXXXX          XXXXX           XXXXX
------------------------------------------------------------------------------------------------------------------------------------
CUSIP                                                                                     41015E 26 2    41015E 25 4     41015E 24 7
------------------------------------------------------------------------------------------------------------------------------------
Newspaper                                                                                          --             --              --
------------------------------------------------------------------------------------------------------------------------------------
JH fund number                                                                                     xx            1xx             5xx
------------------------------------------------------------------------------------------------------------------------------------

Lifecycle 2030 Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Ticker                                                                                          XXXXX          XXXXX           XXXXX
------------------------------------------------------------------------------------------------------------------------------------
CUSIP                                                                                     47803M 78 8    47803M 77 0     47803M 76 2
------------------------------------------------------------------------------------------------------------------------------------
Newspaper                                                                                          --             --              --
------------------------------------------------------------------------------------------------------------------------------------
JH fund number                                                                                     xx            1xx             5xx
------------------------------------------------------------------------------------------------------------------------------------

Lifecycle 2035 Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Ticker                                                                                          XXXXX          XXXXX           XXXXX
------------------------------------------------------------------------------------------------------------------------------------
CUSIP                                                                                     47803M 78 8    47803M 77 0     47803M 76 2
------------------------------------------------------------------------------------------------------------------------------------
Newspaper                                                                                          --             --              --
------------------------------------------------------------------------------------------------------------------------------------
JH fund number                                                                                     xx            1xx             5xx
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Class A        Class B         Class C
------------------------------------------------------------------------------------------------------------------------------------
Lifecycle 2040 Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Ticker                                                                                          XXXXX          XXXXX           XXXXX
------------------------------------------------------------------------------------------------------------------------------------
CUSIP                                                                                     47803M 66 3    47803M 65 5     47803M 64 8
------------------------------------------------------------------------------------------------------------------------------------
Newspaper                                                                                          --             --              --
------------------------------------------------------------------------------------------------------------------------------------
JH fund number                                                                                     xx            1xx             5xx
------------------------------------------------------------------------------------------------------------------------------------

Lifecycle 2045 Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Ticker                                                                                          XXXXX          XXXXX           XXXXX
------------------------------------------------------------------------------------------------------------------------------------
CUSIP                                                                                     47803M 42 4    47803M 41 6     47803M 39 0
------------------------------------------------------------------------------------------------------------------------------------
Newspaper                                                                                          --             --              --
------------------------------------------------------------------------------------------------------------------------------------
JH fund number                                                                                     xx            1xx             5xx
------------------------------------------------------------------------------------------------------------------------------------

Lifecycle 2050 Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Ticker                                                                                          XXXXX          XXXXX           XXXXX
------------------------------------------------------------------------------------------------------------------------------------
CUSIP                                                                                     47803M 29 1    47803M 28 3     47803M 27 5
------------------------------------------------------------------------------------------------------------------------------------
Newspaper                                                                                          --             --              --
------------------------------------------------------------------------------------------------------------------------------------
JH fund number                                                                                     xx            1xx             5xx
------------------------------------------------------------------------------------------------------------------------------------

Lifecycle Retirement Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Ticker                                                                                          XXXXX          XXXXX           XXXXX
------------------------------------------------------------------------------------------------------------------------------------
CUSIP                                                                                     47804A 30 4    47804A 40 3     47804A 50 2
------------------------------------------------------------------------------------------------------------------------------------
Newspaper                                                                                          --             --              --
------------------------------------------------------------------------------------------------------------------------------------
JH fund number                                                                                     xx            1xx             5xx
------------------------------------------------------------------------------------------------------------------------------------

OTHER PERMITTED INVESTMENTS

The Portfolios may also invest in:

o    U.S. government securities and short-term paper.

o Shares of other registered open-end investment companies (and registered unit investment trusts) within the same "group of investment companies" as that term is defined in Section 12 of the 1940 Act.

In addition, if permitted by SEC order or applicable regulations, the Portfolios may:

o    Purchase domestic and foreign equity and fixed income securities.

o Invest in equity securities which may include common and preferred stocks of large-, medium- and small-capitalization companies in both developed (including the U.S.) and emerging markets.

o Invest in fixed income securities which may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations and supranationals, inflation protected securities, convertible bonds, mortgaged-backed securities, asset-backed securities and collateralized debt securities. Investments in fixed income securities may include securities of issuers in both developed (including the U.S.) and emerging markets and may include fixed income securities rated below investment grade.

o Purchase securities of registered closed-end investment companies that are part of the same "group of investment companies" as that term is defined in
     Section 12 of the 1940 Act.

o Invest up to 15% of its net assets in illiquid securities of such entities as limited partnerships and other pooled investment vehicles such as hedge funds.

o Make short sales of securities (borrow and sell securities not owned by a Portfolio), either to realize appreciation when a security that the Portfolio does not own declines in value or as a hedge against potential declines in the value of a Portfolio security.

o Invest in publicly traded partnerships, including publicly traded partnerships that invest principally in commodities or commodities-linked derivatives.

If permitted by SEC order or applicable regulations, the Portfolios are authorized to use various investment strategies such as hedging and other related transactions. For example, the Portfolios may use derivative instruments (such as options, futures and swaps) for hedging purposes, including hedging various market risks and managing the effective maturity or duration of debt instruments held in a Portfolio. In addition, these strategies may be used to gain exposure to a particular securities market. The Portfolios also may purchase and sell physical commodities and may enter into swap contracts and other commodity-linked derivative instruments including those linked to physical commodities. Please refer to "Hedging and Other Strategic Transactions" in both the prospectus and the Statement of Additional Information ("SAI").

As indicated, the Portfolios may engage in a number of the investment practices described above only if permitted under applicable regulations or SEC exemptive relief from certain prohibitions is obtained. There can be no assurance, however, that such relief will be granted.

TEMPORARY DEFENSIVE INVESTING

The Portfolios may invest up to 100% of their assets in cash or money market instruments for the purpose of:

o    meeting redemption requests,

o    making other anticipated cash payments, or

o protecting the Portfolios in the event MFC Global Investment Management (U.S.A.) Limited determines that market or economic conditions warrant a defensive posture.

To the extent a Portfolio is in a defensive position, its ability to achieve its investment objective will be limited.

MANAGEMENT OF THE PORTFOLIOS

Subject to the limitations described above, the Portfolios may at any time invest any percentage of their assets in any of the different investments described above. The subadviser may from time to time adjust the percentage of assets invested in any specific investment held by the Portfolios. Such adjustments may be made, for example, to increase or decrease a Portfolio's holdings of a particular asset class, to adjust portfolio quality or the duration of fixed income securities or to increase or reduce the percent of a Portfolio's assets subject to the management of a particular Underlying Fund. In addition, changes may be made to reflect fundamental changes in the investment environment.

Your account

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------

o    A front-end sales charge, as described on the following page.

o    Distribution and service (12b-1) fees of 0.30%.

--------------------------------------------------------------------------------
Class B
--------------------------------------------------------------------------------

o    No front-end sales charge; all your money goes to work for you right away.

o    Distribution and service (12b-1) fees of 1.00%.

o    A contingent deferred sales charge, as described on the following page.

o Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

--------------------------------------------------------------------------------
Class C
--------------------------------------------------------------------------------

o    No front-end sales charge; all your money goes to work for you right away.

o    Distribution and service (12b-1) fees of 1.00%.

o A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

o No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

The maximum amount you may invest in Class B shares with any single purchase request is $99,999, and the maximum amount you may invest in Class C shares with any single purchase is $999,999. Signature Services may accept a purchase request for Class B shares for $100,000 or more or for Class C shares for $1,000,000 or more when the purchase is pursuant to the Reinstatement Privilege (see Sales Charge Reductions and Waivers).

The retirement plan types listed below not currently invested in Class A, Class B and Class C of John Hancock funds shares are not eligible to purchase Class A, Class B and Class C shares. Such plans may invest only in Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares, which are described in a separate prospectus. Such plans are: retirement plans ("Retirement Plans") including pension, profit-sharing and other plans qualified under Section 401(a) or described in Sections 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "Code"), and non-qualified deferred compensation plans. Retirement Plans do not include IRA accounts except for Rollover IRA accounts for participants whose plans are invested in John Hancock Funds Class R shares. Retirement Plans do not include retail non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) accounts and other individual retirement accounts.

12b-1 fees Rule 12b-1 fees will be paid to the Portfolio's distributor, John Hancock Funds, LLC (the "Distributor"), and may be used by the Distributor for expenses relating to the distribution of, and shareholder or administrative services for holders of, the shares of the class and for the payment of "service fees" that come within Rule 2830(d)(5) of the Conduct Rules of the National Association of Securities Dealers.

Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other classes of shares of the Portfolios, which have their own expense structures, may be offered in separate prospectuses.

Your broker-dealer or agent may charge you a fee to effect transactions in Portfolios shares.

Additional payments to financial intermediaries

Shares of the Portfolios are primarily sold through financial intermediaries (firms), such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators.
These firms may be compensated for selling shares of the Portfolios in two principal ways:

o    directly, by the payment of sales commissions, if any; and

o    indirectly, as a result of the Portfolio paying Rule 12b-1 fees.

Certain firms may request, and the Distributor may agree to make, payments in addition to sales commissions and Rule 12b-1 fees out of the Distributor's own resources. These additional payments are sometimes referred to as "revenue sharing." These payments assist in our efforts to promote the sale of the Portfolios' shares. The Distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The Distributor determines which firms to support and the extent of the payments it is willing to make. The Distributor generally chooses to compensate firms that have a strong capability to distribute shares of the Portfolios and that are willing to cooperate with the Distributor's promotional efforts.

The Distributor hopes to benefit from revenue sharing by increasing the Portfolios' net assets, which, as well as benefiting the Portfolios, would result in additional management and other fees for the Adviser and its affiliates. In consideration for revenue sharing, a firm may feature certain Portfolios in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the Distributor's marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the intermediary's sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the Portfolios, the intermediary may earn a profit on these payments. Revenue sharing payments may provide your firm with an incentive to favor the Portfolios.

The SAI discusses the Distributor's revenue sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the Distributor or the Portfolios, as well as about fees and/or commissions it charges.

The Distributor, Adviser and their affiliates may have other relationships with your firm relating to the provision of services to the Portfolios, such as providing omnibus account services, transaction processing services or effecting portfolio transactions for Portfolios. If your intermediary provides these services, the Adviser or the Portfolios may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the Adviser or its affiliates that are not related to the Portfolios.

                                                                 YOUR ACCOUNT 31

--------------------------------------------------------------------------------
HOW SALES CHARGES ARE CALCULATED

Class A Sales charges are as follows:

--------------------------------------------------------------------------------
Class A sales charges
--------------------------------------------------------------------------------
                                               As a % of          As a % of your
Your investment                          offering price*              investment
--------------------------------------------------------------------------------
Up to $49,999                                      5.00%                   5.26%
--------------------------------------------------------------------------------
$50,000 -- $99,999                                 4.50%                   4.71%
--------------------------------------------------------------------------------
$100,000 -- $249,999                               3.50%                   3.63%
--------------------------------------------------------------------------------
$250,000 -- $499,999                               2.50%                   2.56%
--------------------------------------------------------------------------------
$500,000 -- $999,999                               2.00%                   2.04%
--------------------------------------------------------------------------------
$1,000,000 and over                            See Below
--------------------------------------------------------------------------------

* Offering price is the net asset value per share plus any initial sales charge.

You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class B, Class C, Class R or Class I shares of any John Hancock funds. To receive the reduced sales charge, you must tell your broker or financial adviser at the time you purchase a Portfolio's Class A shares about any other John Hancock retail funds held by you, your spouse or your children under the age of 21 living in the same household. This includes investments held in a retirement account, an employee benefit plan or at a broker or financial adviser other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about these reduced sales charges, you may visit the Portfolio's Web site at www.jhfunds.com. You may also consult your broker or financial adviser, or refer to the section entitled "Initial Sales Charge on Class A Shares" in the Portfolio's SAI. You may request a SAI from your broker or financial adviser, access the Portfolio's Web site at www.jhfunds.com, or call John Hancock Signature Services, Inc. ("Signature Services") at 1-800-225-5291.

Investments of $1 million or more Class A shares are available with no front-end sales charge. There is a contingent deferred sales charge ("CDSC") on any Class A shares upon which a commission was paid that are sold within one year of purchase, as follows:

--------------------------------------------------------------------------------
Class A deferred sales charges on investments of $1 million or more
--------------------------------------------------------------------------------
Your investment                           CDSC on shares
                                              being sold
--------------------------------------------------------------------------------
First $1M -- $4,999,999                            1.00%
--------------------------------------------------------------------------------
Next $1 -- $5M above that                          0.50%
--------------------------------------------------------------------------------
Next $1 or more above that                         0.25%
--------------------------------------------------------------------------------

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

Class B and C Shares are offered at their net asset value per share, without any initial sales charge.

A CDSC may be charged if a commission has been paid and you sell Class B or Class C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less.

--------------------------------------------------------------------------------
Class B deferred charges
--------------------------------------------------------------------------------
                                          CDSC on shares
Years after purchase                          being sold
--------------------------------------------------------------------------------
1st year                                            5.00%
--------------------------------------------------------------------------------
2nd year                                            4.00%
--------------------------------------------------------------------------------
3rd or 4th year                                     3.00%
--------------------------------------------------------------------------------
5th year                                            2.00%
--------------------------------------------------------------------------------
6th year                                            1.00%
--------------------------------------------------------------------------------
After 6th year                                      none
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C deferred charges
--------------------------------------------------------------------------------
Years after purchase                                CDSC
--------------------------------------------------------------------------------
1st year                                            1.00%
--------------------------------------------------------------------------------
After 1st year                                      none
--------------------------------------------------------------------------------

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares to meet your request, we will sell those shares that have the lowest CDSC.

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SALES CHARGE REDUCTIONS AND WAIVERS

Reducing your Class A sales charges There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

o Accumulation Privilege -- lets you add the value of any class of shares of any John Hancock fund you already own to the amount of your next Class A investment for the purpose of calculating the sales charge. However, Class A shares of money market funds will not qualify unless you have already paid a sales charge on those shares.

o Letter of Intention -- lets you purchase Class A shares of a Portfolio over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a Letter of Intention to qualify for reduced sales charges if you plan to invest at least $50,000 in a Portfolio's Class A shares during the next 13 months. The calculation of this amount would include Accumulations and Combinations as well as your current holdings of all classes of John Hancock funds, which includes any reinvestment of dividends and capital gains distributions. However, Class A shares of money market Funds will be excluded unless you have already paid a sales charge. When you sign this letter, the Portfolios agree to charge you the reduced sales charges listed above. Completing a Letter of Intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the earlier of the end of the 13-month period or when you sell your shares, your sales charges will be recalculated to reflect your actual pur-

32 YOUR ACCOUNT
     chase level. Also available for individual retirement account investors is a 48-month Letter of Intention, described in the SAI.

o Combination Privilege -- lets you combine classes of shares of all Portfolios for purposes of calculating the Class A sales charge.

To utilize any reduction you must: Complete the appropriate section of your application, or contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Group Investment Program A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments per account opened must satisfy minimum initial investment requirements specified in the section Opening an Account), and individual investors may close their accounts at any time.

To utilize this program you must: Contact your financial representative or Signature Services to find out how to qualify. Consult the SAI for additional details (see the back cover of this prospectus).

CDSC waivers As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

o    to make payments through certain systematic withdrawal plans

o certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, Inc., or PruSolutions(SM) program

o redemptions pursuant to a Portfolio's right to liquidate an account less than $1,000

o    to make certain distributions from a retirement plan

o    because of shareholder death or disability

To utilize a waiver you must: Contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Reinstatement privilege If you sell shares of a John Hancock retail fund, you may reinvest some or all of the proceeds back into the same share class of the same Portfolio and account from which it was removed, within 120 days without a sales charge, as long as Signature Services or your financial representative is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC.

To utilize this privilege you must: Contact your financial representative or Signature Services.

Waivers for certain investors Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including

o selling brokers and their employees and sales representatives (and their Immediate Family, as defined in the SAI)

o financial representatives utilizing Portfolio shares in fee-based or wrap investment products under a signed fee-based or wrap agreement with John Hancock Funds, LLC (the "Distributor")

o Portfolio trustees and other individuals who are affiliated with these or other John Hancock funds (and their Immediate Family, as defined in the SAI)

o individuals transferring assets held in a SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to an IRA

o individuals converting assets held in an IRA, SIMPLE IRA, SEP or SARSEP invested in John Hancock funds directly to a ROTH IRA

o Individuals recharacterizing assets from an IRA, ROTH IRA, SEP, SARSEP or Simple IRA invested in John Hancock Funds back to the original account type from which it was converted

o participants in certain 529 plans that have a signed agreement with the Distributor (one-year CDSC may apply)

o certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, Inc., or PruSolutions(SM) program

To utilize a waiver you must: Contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Other waivers Front-end sales charges and CDSCs are generally not imposed in connection with the following transactions:

o exchanges from one John Hancock fund to the same class of any other John Hancock fund (see "Transaction Policies" in this prospectus for additional details)

o dividend reinvestments (see "Dividends and Account Policies" in this prospectus for additional details)

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1    Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the Class A, B and C shares of the Portfolios are as follows:

     o    non-retirement account: $1,000

     o    retirement account: $500

     o    group investments: $250

     o Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month

     o there is no minimum initial investment for fee-based or wrap accounts of selling firms that have executed a fee-based or wrap agreement with the Distributor.

3 All shareholders must complete the account application, carefully following the instructions. If you have any questions, contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the instructions under "Buying shares". You and your financial representative can initiate any purchase, exchange or sale of shares.

                                                                 YOUR ACCOUNT 33

Important information about opening a new account

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), requires all financial institutions to obtain, verify and record information that identifies each person or entity that opens an account.

For individual investors opening an account When you open an account, you will be asked for your name, residential address, date of birth and Social Security number.

For investors other than individuals When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments or partnership agreements and other information that will help Signature Services identify the entity. Please see the Mutual Fund Account Application for more details.

34 YOUR ACCOUNT

------------------------------------------------------------------------------------------------------------------------------------
Buying shares
------------------------------------------------------------------------------------------------------------------------------------
                      Opening an account                                      Adding to an account
------------------------------------------------------------------------------------------------------------------------------------
By check
------------------------------------------------------------------------------------------------------------------------------------
[Clip Art Omitted]    o  Make out a check for the investment amount,          o  Make out a check for the investment amount,
                         payable to "John Hancock Signature Services,            payable to "John Hancock Signature Services,
                         Inc."                                                   Inc."

                      o  Deliver the check and your completed                 o  If your account statement has a detachable
                         application to your financial representative,           investment slip, please complete in its entirety.
                         or mail them to Signature Services (address             If no slip is available, include a note specifying
                         below).                                                 the Portfolio name(s), your share class, your
                                                                                 account number and the name(s) in which the
                                                                                 account is registered.

                                                                              o  Deliver the check and your investment slip or
                                                                                 note to your financial representative, or mail
                                                                                 them to Signature Services (address below).

------------------------------------------------------------------------------------------------------------------------------------
By exchange
------------------------------------------------------------------------------------------------------------------------------------
[Clip Art Omitted]    o  Call your financial representative or Signature      o  Log on to www.jhfunds.com to process exchanges
                         Services to request an exchange.                        between funds.

                                                                              o  Call EASI-Line for automated service 24 hours a
                                                                                 day using your touch-tone phone at
                                                                                 1-800-338-8080.

                                                                              o  Call your financial representative or Signature
                                                                                 Services to request an exchange.

------------------------------------------------------------------------------------------------------------------------------------
By wire
------------------------------------------------------------------------------------------------------------------------------------
[Clip Art Omitted]    o  Deliver your completed application to your           o  Obtain wiring instructions by calling Signature
                         financial representative, or mail it to                 Services at 1-800-225-5291.
                         Signature Services.
                                                                              o  Instruct your bank to wire the amount of your
                      o  Obtain your account number by calling your              investment. Specify the Fund name(s), your share
                         financial representative or Signature Services.         class, your account number and the name(s) in which
                                                                                 the account is registered. Your bank may charge a
                      o  Obtain wiring instructions by calling Signature         fee to wire funds.
                         Services at 1-800-225-5291.

                      o Instruct your bank to wire the amount of your investment. Specify the Fund name(s), your share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

------------------------------------------------------------------------------------------------------------------------------------
By Internet
------------------------------------------------------------------------------------------------------------------------------------
[Clip Art Omitted]    See "By exchange" and "By wire."                        o  Verify that your bank or credit union is a
                                                                                 member of the Automated Clearing House (ACH)
                                                                                 system.

                                                                              o  Complete the "Bank Information" section on your
                                                                                 account application.

                                                                              o  Log on to www.jhfunds.com to initiate purchases
                                                                                 using your authorized bank account.

------------------------------------------------------------------------------------------------------------------------------------
By phone
------------------------------------------------------------------------------------------------------------------------------------
[Clip Art Omitted]    See "By exchange" and "By wire."                        o  Verify that your bank or credit union is a
                                                                                 member of the Automated Clearing House (ACH)
                                                                                 system.

                                                                              o  Complete the "To Purchase, Exchange or Redeem
                                                                                 Shares via Telephone" and "Bank Information"
                                                                                 sections on your account application.

                                                                              o  Call EASI-Line for automated service 24 hours a
--------------------------------------------------                               day at 1-800-338-8080.
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000                                                o  Call Signature Services between 8:00 A.M. and
Boston, MA 02217-1000                                                            7:00 P.M. Eastern Time on most business days.

Phone Number: 1-800-225-5291
Or contact your financial representative for
instructions and assistance.                                                  To open or add to an account using the Monthly
--------------------------------------------------                            Automatic Accumulation Program, see "Additional
                                                                              investor services."


                                                                 35 YOUR ACCOUNT

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Selling shares
------------------------------------------------------------------------------------------------------------------------------------
                                                                              To sell some or all of your shares
------------------------------------------------------------------------------------------------------------------------------------
By letter
------------------------------------------------------------------------------------------------------------------------------------
[Clip Art Omitted]    o  Accounts of any type.                                o  Write a letter of instruction or complete a stock
                                                                                 power indicating the Portfolio name, your share
                      o  Sales of any amount.                                    class, your account number, the name(s) in which
                                                                                 the account is registered and the dollar value or
                                                                                 number of shares you wish to sell.

                                                                              o  Include all signatures and any additional
                                                                                 documents that may be required (see next page).

                                                                              o  Mail the materials to Signature Services.

                                                                              o  A check will be mailed to the name(s) and
                                                                                 address in which the account is registered, or
                                                                                 otherwise according to your letter of
                                                                                 instruction.

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By Internet
------------------------------------------------------------------------------------------------------------------------------------
[Clip Art Omitted]    o  Most accounts.                                       o  Log on to www.jhfunds.com to initiate
                                                                                 redemptions from your Portfolios.
                      o  Sales of up to $100,000.

------------------------------------------------------------------------------------------------------------------------------------
By phone
------------------------------------------------------------------------------------------------------------------------------------
[Clip Art Omitted]    o  Most accounts.                                       o  Call EASI-Line for automated service 24 hours a
                                                                                 at 1-800-338-8080.
                      o  Sales of up to $100,000.
                                                                              o  Call your financial representative or call
                                                                                 Signature Services between 8 A.M. and 7 P.M.
                                                                                 Eastern Time on most business days.

------------------------------------------------------------------------------------------------------------------------------------
By wire or electronic funds transfer (EFT)
------------------------------------------------------------------------------------------------------------------------------------
[Clip Art Omitted]    o  Requests by letter to sell any amount.               o  To verify that the Internet or telephone
                                                                                 redemption privilege is in place on an account,
                      o  Requests by Internet or phone to sell up to             or to request the form to add it to an existing
                         $100,000.                                               account, call Signature Services.

                                                                              o  Funds requested by wire will be wired the next
                                                                                 business day. A $4 fee will be deducted from
                                                                                 your account. Your bank may also charge you a
                                                                                 fee for this service.

                                                                              o  Funds requested by EFT are generally available
                                                                                 by the second business day. Your bank may
                                                                                 charge a fee for this service.

------------------------------------------------------------------------------------------------------------------------------------
By exchange
------------------------------------------------------------------------------------------------------------------------------------
[Clip Art Omitted]    o  Accounts of any type.                                o  Obtain a current prospectus for the Portfolio
                                                                                 into which you are exchanging by Internet or by
                      o  Sales of any amount.                                    calling your financial representative or
                                                                                 Signature Services.

                                                                              o  Log on to www.jhfunds.com to process exchanges
                                                                                 between your Portfolios.

                                                                              o  Call EASI-Line for automated service 24 hours a
                                                                                 day at 1-800-338-8080.

                                                                              o  Call your financial representative or Signature
                                                                                 Services to request an exchange.

To sell shares through a systematic withdrawal plan, see
"Additional investor services."

36 YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o    your address of record has changed within the past 30 days;

o you are selling more than $100,000 worth of shares -- This requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock; or

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

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Seller                                                                          Requirements for written requests
------------------------------------------------------------------------------------------------------------------------------------
Owners of individual, joint or UGMA/UTMA accounts (custodial accounts           o  Letter of instruction.
for minors).
                                                                                o  On the letter, the signatures of all persons
                                                                                   authorized to sign for the account, exactly as
                                                                                   the account is registered.

                                                                                o  Medallion signature guarantee, if applicable
                                                                                   (see above).
------------------------------------------------------------------------------------------------------------------------------------
Owners of corporate, sole proprietorship, general partner or                    o  Letter of instruction.
association accounts.
                                                                                o  Corporate business/organization resolution,
                                                                                   certified within the past 12 months, or a John
                                                                                   Hancock Funds business/organization
                                                                                   certification form.

                                                                                o  On the letter and the resolution, the signature
                                                                                   of the person(s) authorized to sign for the
                                                                                   account.

                                                                                o  Medallion signature guarantee if applicable
                                                                                   (see above).
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Owners or trustees of trust accounts.                                           o  Letter of instruction.

                                                                                o  On the letter, the signature(s) of the
                                                                                   trustee(s).

                                                                                o  Copy of the trust document certified within the
                                                                                   past 12 months or a John Hancock Funds trust
                                                                                   certification form.

                                                                                o  Medallion signature guarantee, if applicable
                                                                                   (see above).
------------------------------------------------------------------------------------------------------------------------------------
Joint tenancy shareholders with rights of survivorship with a                   o  Letter of instruction signed by surviving
deceased co-tenant(s).                                                             tenant.

                                                                                o  Copy of death certificate.

                                                                                o  Medallion signature guarantee, if applicable
                                                                                   (see above).

                                                                                o  Inheritance Tax Waiver (if applicable).
------------------------------------------------------------------------------------------------------------------------------------
Executors of shareholder estates.                                               o  Letter of instruction signed by executor.

                                                                                o  Copy of order appointing executor, certified
                                                                                   within the past 12 months.

                                                                                o  Medallion signature guarantee, if applicable
                                                                                   (see above).

                                                                                o  Inheritance Tax Waiver (if applicable).
------------------------------------------------------------------------------------------------------------------------------------
Administrators, conservators, guardians and other sellers or account            o  Call 1-800-225-5291 for instructions.
types not listed above.
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for instructions
and assistance.
-------------------------------------------------------------------------

                                                                 YOUR ACCOUNT 37

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value ("NAV") per share for each Portfolio and share class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern time). The NAV for each Portfolio is calculated based upon the NAVs of the Underlying Funds in which it invests. The prospectuses for the Underlying Funds explain the circumstances under which those funds use fair-value pricing and the effects of doing so.

Buy and sell prices When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests Each Portfolio is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by telephone. During these times, consider using EASI-Line, accessing www.jhfunds.com or sending your request in writing.

In unusual circumstances, any Portfolio may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange shares of a class of one Portfolio of JHF II for shares of the same class of any other Fund of JHF II or JHF III or any other John Hancock retail fund which is then offering that class, generally without paying any additional sales charges. The registration for both accounts involved must be identical.

Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate. A CDSC rate that has increased will drop again with a future exchange into a Portfolio with a lower rate. A Portfolio may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders. For further details, see "Additional Services and Programs" in the SAI (see the back cover of this prospectus).

Excessive trading The Portfolios are intended for long-term investment purposes only and do not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of a Portfolio can disrupt portfolio investment strategies and may increase Portfolio expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders Purchases and exchanges should be made primarily for investment purposes. JHF II reserves the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, a Portfolio may in its discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific "Limitation on exchange activity" described below if the Portfolio or its agents determine that accepting the order could interfere with the efficient management of a Portfolio or otherwise not be in the Portfolio's best interest in light of unusual trading activity related to your account. In the event that the Portfolio rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The Portfolio reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the Portfolio's judgment, such delay would be in the Portfolio's best interest, in which case both the redemption and purchase side of the exchange will receive the Portfolios' NAVs at the conclusion of the delay period. The Portfolio, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

Exchange limitation policies The Board of Trustees of JHF II has adopted the following policies and procedures by which the Portfolio, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity The Portfolio, through its agents, undertakes to use its best efforts to exercise the Portfolio's right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a fund account in an amount of $5,000 or more, exchanges $1,000 or more out of that fund account within 30 calendar days on three occasions during any 12-month period. Nothing in this paragraph limits the right of the Portfolio to refuse any purchase or exchange order, as discussed above under "Right to reject or restrict purchase and exchange orders".

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or preestablished exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the Portfolio believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the Portfolio's ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of a Portfolio's shareholder accounts and in light of the limitations on the ability of the Portfolio to detect and curtail excessive trading practices, a significant percentage of a

38 YOUR ACCOUNT

Portfolio's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the Portfolio considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of a Portfolio to prevent excessive trading, there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Portfolio will not always be able to detect frequent trading activity, investors should not assume that the Portfolio will be able to detect or prevent all frequent trading or other practices that disadvantage a Portfolio. For example, the ability of the Portfolio to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of a Portfolio's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of a Portfolio, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the Portfolio.

Excessive trading risk To the extent that a Portfolio or its agents are unable to curtail excessive trading practices in a Portfolio, these practices may interfere with the efficient management of the Portfolio and may result in the Portfolio engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the Portfolio's operating costs and decrease the Portfolio's investment performance. Maintenance of higher levels of cash balances would likewise result in lower Portfolio investment performance during periods of rising markets.

While excessive trading can potentially occur in any fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

o A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under "Valuation of shares." These types of securities entail a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

o A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

o A fund that invests a significant portion of its assets in below investment grade (junk) bonds, that may trade infrequently or are fair valued as discussed under "Valuation of shares," entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities.

Any frequent trading strategies may interfere with efficient management of a Portfolio. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Account information JHF II is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply name, address, date of birth and social security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, JHF II may close your account, redeem your shares at the next NAV minus any applicable sales charges and take any other steps that it deems reasonable.

Certificated shares The Portfolios do not issue share certificates. Shares are electronically recorded.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Portfolio will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

                                                                 YOUR ACCOUNT 39

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment that affects your account balance

o    after any changes of name or address of the registered owner(s)

o    in all other circumstances, at least quarterly

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends Each of the Portfolios, other than the Lifecycle Retirement Portfolio, generally declare and pay income dividends annually. The Lifecycle Retirement Portfolio declares and pays income dividends on a quarterly basis. Capital gains, if any, are distributed annually, typically after the end of a Portfolio's fiscal year.

Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same Portfolio and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date.

Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or contingent deferred sales charge will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

Taxability of dividends For investors who are not exempt from federal income taxes, dividends you receive from a Portfolio, whether reinvested or taken as cash, are generally considered taxable. Dividends from a Portfolio's short-term capital gains are taxable as ordinary income. Dividends from a Portfolio's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the Portfolio's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts (non-retirement only) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your Portfolio may close out your account and mail you the proceeds. Alternatively, your Portfolio may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason. Your account will not be closed or charged this fee if its drop in value is due to Portfolio performance or the effects of sales charges. If your account balance is $100 or less and no action is taken, the account will be liquidated.

40 YOUR ACCOUNT

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Monthly Automatic Accumulation Program (MAAP)

MAAP lets you set up regular investments from your paycheck or bank account to the Portfolios of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

o    Complete the appropriate parts of your account application.

o If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Signature Services, Inc." Deliver your check and application to your financial representative or Signature Services.

Systematic withdrawal plan This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

o    Make sure you have at least $5,000 worth of shares in your account.

o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same Portfolio is not advantageous to you, because of sales charges).

o Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

o Determine the schedule: monthly, quarterly, semiannually, annually or in certain selected months.

o Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

Retirement plans The Distributor offers a range of retirement plans, including traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $500 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.

Disclosure of portfolio holdings The Portfolio's Policy Regarding Disclosure of Portfolio Holdings can be found in Appendix B of the SAI and the portfolio holdings information can be found at: www.jhfunds.com.

The holdings of the Portfolio will be posted to the Web site listed above within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of the Portfolio. In addition, the ten largest holdings of the Portfolio will be posted to the Web site listed above 30 days after each calendar quarter end. The information described above will remain on the Web site until the date the Portfolio files its Form N-CSR or Form N-Q with the Securities and Exchange Commission ("SEC") for the period that includes the date as of which the Web site information is current. The Portfolio's Form N-CSR and Form N-Q will contain the Portfolio's entire portfolio holdings as of the applicable calendar quarter end.

                                                                 YOUR ACCOUNT 41

Information about the Underlying Funds
--------------------------------------------------------------------------------
RISKS OF INVESTING IN UNDERLYING FUNDS

By owning shares of Underlying Funds, each of the Portfolios indirectly invests, to varying degrees, in equity securities of U.S. companies, including small and medium size companies and in fixed income securities. Many of the Underlying Funds also invest in foreign securities. In addition, most of the Underlying Funds may invest in derivatives. To the extent that a Portfolio invests directly in these securities or investments, the Portfolio will be subject to the same risks.

Equity securities Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by an Underlying Fund could decline if the financial condition of the companies the Portfolio invests in decline or if overall market and economic conditions deteriorate. Even funds that invest in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

Fixed-income securities Fixed income securities are generally subject to two principal types of risks: (a) interest rate risk and (b) credit quality risk.

Interest rate risk Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.

Credit quality risk Fixed income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after an Underlying Fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the Portfolio's investments. Underlying Funds that may invest in lower rated fixed income securities are riskier than funds that may invest in higher rated fixed income securities. Additional information on the risks of investing in investment grade fixed income securities in the lowest rating category and lower rated fixed income securities is set forth below.

Investment grade fixed income securities in the lowest rating category Investment grade fixed income securities in the lowest rating category (rated "Baa" by Moody's or "BBB" by Standard &Poor's and comparable unrated securities) involve a higher degree of risk than fixed income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

Lower rated fixed income securities Lower rated fixed income securities are defined as securities rated below investment grade (rated "Ba" and below by Moody's and "BB" and below by Standard & Poor's). The principal risks of investing in these securities are as follows:

General risks

o Risk to principal and income Investing in lower rated fixed income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

o Price volatility The price of lower rated fixed income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed income securities by the market's perception of their credit quality especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.

o Liquidity The market for lower rated fixed income securities may have more limited trading than the market for investment grade fixed income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

o Dependence on subadviser's own credit analysis While a subadviser to an Underlying Fund may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed income securities is more dependent on the subadviser's evaluation than the assessment of the credit risk of higher rated securities.

Additional risks regarding lower rated corporate fixed income securities Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economics conditions than higher-rated corporate fixed income securities. Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower rated foreign government fixed income securities Lower rated foreign government fixed income securities are subject to the risks of investing in emerging market countries described below under "Foreign Securities". In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

42 INFORMATION ABOUT THE UNDERLYING FUNDS

Small and medium size companies

Small or unseasoned companies

o Survival of small or unseasoned companies Companies that are small or unseasoned (less than three years of operating history) are more likely than larger or established companies to fail or not to accomplish their goals. As a result, the value of their securities could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products, may have limited financial resources and a small management group.

o Changes in earnings and business prospects Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities.

o Liquidity The securities of small or unseasoned companies may have limited marketability. This factor could cause the value of a fund's investments to decrease if it needs to sell such securities when there are few interested buyers.

o Impact of buying or selling shares Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.

o Publicly available information There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for a fund, a subadviser may not be aware of problems associated with the company issuing the security.

Medium size companies

o Investments in the securities of medium sized companies present risks similar to those associated with small or unseasoned companies although to a lesser degree due to the larger size of the companies.

Foreign securities The principal risks of investing in foreign securities are set forth below. As noted below, many of these risks are greater in the case of investments in emerging market countries.

o Currency fluctuations Investments in foreign securities may cause an Underlying Fund to lose money when converting investments from foreign currencies into U.S. dollars. A fund may attempt to lock in an exchange rate by purchasing a foreign currency exchange contract prior to the settlement of an investment in a foreign security. However, it may not always be successful in doing so and the fund could still lose money.

o Political and economic conditions Investments in foreign securities subject an Underlying Fund to the political or economic conditions of the foreign country. These conditions could cause fund investments to lose value if these conditions deteriorate for any reason. This risk increases in the case of emerging market countries which are more likely to be politically unstable. Political instability could cause the value of any investment in the securities of an issuer based in a foreign country to decrease or could prevent or delay the fund from selling its investment and taking the money out of the country.

o Removal of proceeds of investments from a foreign country Foreign countries, especially emerging market countries, often have currency controls or restrictions which may prevent or delay a fund from taking money out of the country or may impose additional taxes on money removed from the country. Therefore, an Underlying Fund could lose money if it is not permitted to remove capital from the country or if there is a delay in taking the assets out of the country, since the value of the assets could decline during this period or the exchange rate to convert the assets into U.S. dollars could worsen.

o Nationalization of assets Investments in foreign securities subject an Underlying Fund to the risk that the company issuing the security may be nationalized. If the company is nationalized, the value of the company's securities could decrease in value or even become worthless.

o Settlement of sales Foreign countries, especially emerging market countries, may also have problems associated with settlement of sales. Such problems could cause the Underlying Fund to suffer a loss if a security to be sold declines in value while settlement of the sale is delayed.

o Investor Protection Standards Foreign countries, especially emerging market countries, may have less stringent investor protection and disclosure standards than the U.S. Therefore, when making a decision to purchase a security for an Underlying Fund, a subadviser may not be aware of problems associated with the company issuing the security and may not enjoy the same legal rights as those provided in the U.S.

Hedging and other strategic transactions Individual Underlying Funds may be authorized to use a variety of investment strategies. For example, the Underlying Fund may use derivative instruments (such as options, futures and swaps) for hedging purposes, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements) and managing the effective maturity or duration of debt instruments held by the fund. Hedging refers to protecting against possible changes in the market value of securities a fund already owns or plans to buy or protecting unrealized gains in the fund's portfolio. These strategies may also be used to gain exposure to a particular securities market. The hedging and other strategic transactions which may be used are described below:

o exchange-listed and over-the-counter put and call options on securities, financial futures contracts and fixed income indices and other financial instruments,

o    financial futures contracts (including stock index futures),

o    interest rate transactions*,

o    currency transactions**,

o swaps (including interest rate, index, equity, credit default swaps and currency swaps), and

o    structured noted, including hybrid or "index" securities.

                                       INFORMATION ABOUT THE UNDERLYING FUNDS 43

Collectively, these transactions are referred to in this prospectus as "Hedging and Other Strategic Transactions". The description in the prospectus for the Underlying Funds indicates which, if any, of these types of transactions may be used by the Portfolios.

* A fund's interest rate transactions may take the form of swaps, caps, floors and collars.

** A fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Hedging and other strategic transactions may be used for the following purposes:

o to attempt to protect against possible changes in the market value of securities held or to be purchased by a fund resulting from securities markets or currency exchange rate fluctuations,

o    to protect a Fund's unrealized gains in the value of its securities,

o    to facilitate the sale of a Fund's securities for investment purposes,

o    to manage the effective maturity or duration of a Fund's securities,

o to establish a position in the derivatives markets as a substitute for purchasing or selling securities in a particular market, or

o to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

The ability of a Fund to utilize hedging and other strategic transactions successfully will depend in part on its subadviser's ability to predict pertinent market movements, which cannot be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select a fund's portfolio securities. If the transaction is not successful it could result in a loss to the Portfolio. These transactions may also increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risks assumed. The potential loss from the use of futures can exceed a Portfolio's initial investment in such contracts. In addition, these transactions could result in a loss to the Portfolio if the counterparty to the transaction does not perform as promised. A detailed discussion of various hedging and other strategic transactions, including applicable regulations of the Commodity Futures Trading Commission and the requirement to segregate assets with respect to these transactions, appears in the SAI. To the extent a Portfolio utilizes hedging and other strategic transactions it will be subject to the same risks.

44 INFORMATION ABOUT THE UNDERLYING FUNDS

--------------------------------------------------------------------------------
DESCRIPTION OF UNDERLYING FUNDS

The Portfolios may invest in the Funds. The following tables set forth, separately for the fixed income Funds of JHF II and the equity Funds of each of JHF II and JHF III: (i) the names of the Funds and of their respective subadvisers; (ii) the estimated expense ratios of the Class NAV shares of the Funds for the current fiscal year; and (iii) brief descriptions of the Funds' investment goals and principal strategies. Additional investment practices are described in the JHF II's SAI and in the prospectuses for these Funds. The Portfolios may also invest in other Underlying Funds not described in the chart.

Fixed-Income Funds -- John Hancock Funds II

                                        Estimated
Fund and subadviser(s)                  expense ratio       Goal and principal strategy
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Active Bond Fund                        0.67%               Seeks income and capital appreciation by investing at least 80% of its
Declaration Management & Research LLC                       assets in a diversified mix of debt securities and instruments.
and Sovereign Asset Management
------------------------------------------------------------------------------------------------------------------------------------
Bond Index Fund                         0.54%               Seeks to track the performance of the Lehman Brothers Aggregate
Declaration Management & Research LLC                       Index (which represents the U.S. investment grade bond market). The fund normally invests at least 80% of its assets in securities listed in this Index. The fund is an intermediate-term bond fund of high and medium credit quality.
------------------------------------------------------------------------------------------------------------------------------------
Core Bond Fund                          0.75%               Seeks total return consisting of income and capital appreciation by
Wells Capital Management, Incorporated                      normally investing in a broad range of investment-grade debt securities. The subadviser invests in debt securities that it believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. From time to time, the fund may also invest in unrated bonds believed to be comparable to investment-grade debt securities. Under normal circumstances, the subadviser expects to maintain an overall effective duration range between 4 and 5 1/2 years.
------------------------------------------------------------------------------------------------------------------------------------
Global Bond Fund                        0.79%               Seeks to realize maximum total return, consistent with preservation
Pacific Investment Management Company LLC                   of capital and prudent investment management by investing primarily in fixed-income securities denominated in major foreign currencies, baskets of foreign currencies (such as the ECU) and the U.S. dollar.
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High Income Fund                        0.77%               Seeks high current income by normally investing at least 80% of its
Sovereign Asset Management LLC                              assets in U.S. and foreign fixed-income securities rated BB/Ba or lower and their unrated equivalents.
------------------------------------------------------------------------------------------------------------------------------------
High Yield Fund                         0.72%               Seeks to realize an above-average total return over a market cycle
Western Asset Management Company                            of three to five years, consistent with reasonable risk, by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.
------------------------------------------------------------------------------------------------------------------------------------
Investment Quality Bond Fund            0.69%               Seeks a high level of current income consistent with the maintenance
Wellington Management Company, LLP                          of principal and liquidity by investing in a diversified portfolio of investment grade bonds, focusing on corporate bonds and U.S.
                                                            Government bonds with intermediate to longer term maturities. The fund may also invest up to 20% of its assets in non-investment grade fixed income securities.
------------------------------------------------------------------------------------------------------------------------------------
Real Return Bond Fund                   0.75%               Seeks maximum return, consistent with preservation of capital and
Pacific Investment Management Company LLC                   prudent investment management, by normally investing at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments and by corporations.
------------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund                    1.06%               Seeks income and capital appreciation by investing at least 80% of
Declaration Management & Research LLC                       its assets in a diversified mix of debt securities and instruments.
------------------------------------------------------------------------------------------------------------------------------------
Spectrum Income Fund                    0.80%               Seeks a high level of current income with moderate share price
T. Rowe Price Associates, Inc.                              fluctuation. The fund diversifies its assets widely among market segments and seeks to maintain broad exposure to domestic and international fixed income markets in an attempt to reduce the impact of markets that are declining and to benefit from good performance in particular segments over time. The fund normally invests in investment grade corporate, and foreign and emerging market fixed income securities, income-oriented stocks up to 40% of its assets, short-term securities, asset-backed and mortgage related securities and U.S. Government securities. The fund may invest up to
                                                            40% of its assets in high yield fixed-income securities (commonly known as "junk bonds").
------------------------------------------------------------------------------------------------------------------------------------

                                       INFORMATION ABOUT THE UNDERLYING FUNDS 45

Fixed-Income Funds -- John Hancock Funds II continued

                                        Estimated
Fund and subadviser(s)                  expense ratio       Goal and principal strategy
------------------------------------------------------------------------------------------------------------------------------------
Strategic Bond Fund                     0.75%               Seeks a high level of total return consistent with preservation of
Western Asset Management Company                            capital by giving its subadviser broad discretion to deploy the fund's assets among certain segments of the fixed income market in the manner the subadviser believes will best contribute to achieving the fund's investment goal.
------------------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund                   1.15%               Seeks a high level of current income by normally investing primarily
Sovereign Asset Management LLC                              in: foreign government and corporate debt securities from developed and emerging markets; U.S. Government and agency securities; and
                                                            U.S. high yield bonds.
------------------------------------------------------------------------------------------------------------------------------------
Total Return Fund                       0.75%               Seeks to realize maximum total return, consistent with preservation
Pacific Investment Management Company LLC                   of capital and prudent investment management, by normally investing at least 65% of its assets in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration will normally vary within a three- to six-year time frame based on the subadviser's forecast for interest rates.
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Fund         0.69%               Seeks a high level of current income, consistent with preservation
Western Asset Management Company                            of capital and maintenance of liquidity, by investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.
------------------------------------------------------------------------------------------------------------------------------------
U.S. High Yield Bond Fund               0.82%               Seeks total return with a high level of current income by normally
Wells Capital Management, Incorporated                      investing primarily in below investment-grade debt securities
                                                            (commonly known as "junk bonds" or high yield securities). The fund also invests in corporate debt securities and may buy preferred and other convertible securities and bank loans.
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Equity Funds -- John Hancock Funds II

                                        Estimated
Fund and subadviser(s)                  expense ratio       Goal and principal strategy
------------------------------------------------------------------------------------------------------------------------------------
Index 500 Fund                          0.50%               Seeks to approximate the aggregate total return of a broad U.S.
MFC Global Investment Management                            domestic equity market index by attempting to track the performance
(U.S.A.) Limited                                            of the S&P 500 Composite Stock Price Index*.
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All Cap Core Fund                       0.93%               Seeks long-term growth of capital by investing primarily in common
Deutsche Asset Management Inc.                              stocks and other equity securities within all asset classes (small, mid and large cap), primarily those within the Russell 3000 Index.*
------------------------------------------------------------------------------------------------------------------------------------
All Cap Growth Fund                     0.95%               Seeks long-term capital appreciation by normally investing its
AIM Capital Management, Inc.                                assets principally in common stocks of companies that are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above average, long-term growth in earnings and have excellent prospects for future growth.
------------------------------------------------------------------------------------------------------------------------------------
All Cap Value Fund                      0.89%               Seeks capital appreciation by investing in equity securities of U.S.
Lord, Abbett & Co LLC                                       and multinational companies in all capitalization ranges that the subadviser believes are undervalued.
------------------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund                   0.85%               Seeks to achieve long-term growth of capital (current income is a
T. Rowe Price Associates, Inc.                              secondary objective) by normally investing at least 80% of its total assets in the common stocks of large and medium-sized blue chip growth companies. Some of the stocks in the portfolio are expected to pay dividends.
------------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund               0.90%               Seeks long-term capital growth by investing at least 65% of its
Jennison Associates LLC                                     total assets in equity-related securities of companies that exceed
                                                            $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium-to-large capitalization companies.
------------------------------------------------------------------------------------------------------------------------------------

46 INFORMATION ABOUT THE UNDERLYING FUNDS

Equity Funds -- John Hancock Funds II continued

                                        Estimated
Fund and subadviser(s)                  expense ratio       Goal and principal strategy
------------------------------------------------------------------------------------------------------------------------------------
Classic Value Fund                      1.23%               Seeks long-term growth of capital by normally investing at least 80%
Pzena Investment Management, LLC                            of its net assets in domestic equity securities. The subadviser seeks to identify companies that it believes are currently undervalued relative to the market, based on estimated future earnings and cash flow.
------------------------------------------------------------------------------------------------------------------------------------
Core Equity Fund                        0.84%               Seeks long-term capital growth by normally investing primarily in
Legg Mason Capital Management, Inc.                         equity securities that, in the subadviser's opinion, offer the potential for capital growth. The subadviser seeks to purchase securities at large discounts to the subadviser's assessment of their intrinsic value.
------------------------------------------------------------------------------------------------------------------------------------
Dynamic Growth Fund                     1.13%               Seeks long-term growth of capital by investing in stocks and other
Deutsche Asset Management Inc.                              equity securities of medium-sized U.S. companies with strong growth potential.
------------------------------------------------------------------------------------------------------------------------------------
Emerging Growth Fund                    0.87%               Seeks superior long-term rates of return through capital
Sovereign Asset Management LLC                              appreciation by normally investing primarily in high quality securities and convertible instruments of small-cap U.S. companies.
------------------------------------------------------------------------------------------------------------------------------------
Emerging Small Company Fund             1.06%               Seeks long-term capital appreciation by investing, under normal
RCM Capital Management LLC                                  80% market conditions, at least of its net assets (plus borrowings for investment purposes) in equity securities of U.S. companies with smaller capitalizations (which RCM defines as companies with market capitalizations of not less than 50% and not more than 200% of the weighted average market capitalization of the Russell 2000 Index).*
------------------------------------------------------------------------------------------------------------------------------------
Equity-Income Fund                      0.85%               Seeks to provide substantial dividend income and also long-term
T. Rowe Price Associates, Inc.                              capital appreciation by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
Financial Services Fund                 1.09%               Seeks growth of capital by normally investing at least 80% of its
Davis Selected Advisers, L.P.                               net assets (plus any borrowings for investment purposes) in companies principally engaged in financial services. A company is
                                                            "principally engaged" in financial services if it owns financial services-related assets constituting at least 50% of the value of its total assets, or if at least 50% of its revenues are derived from its provision of financial services.
------------------------------------------------------------------------------------------------------------------------------------
Fundamental Value Fund                  0.82%               Seeks growth of capital by normally investing primarily in common
Davis Selected Advisers, L.P.                               stocks of U.S. companies with market capitalizations of at least $10 billion. The fund may also invest in U.S. companies with smaller capitalizations.
------------------------------------------------------------------------------------------------------------------------------------
Global Allocation Fund                  1.14%               Seeks total return, consisting of long-term capital appreciation and
UBS Global Asset Management                                 current income, by investing in equity and fixed income securities
(Americas) Inc.                                             of issuers located within and outside the U.S.
------------------------------------------------------------------------------------------------------------------------------------
Global Fund                             1.04%               Seeks long-term capital appreciation by normally investing at least
Templeton Global Advisors Limited                           80% of its net assets (plus any borrowings for investment purposes)
                                                            in equity securities of companies located anywhere in the world, including emerging markets.
------------------------------------------------------------------------------------------------------------------------------------
Growth & Income Fund                    0.75%               Seeks to achieve a high total return by outperforming its benchmark,
Grantham, Mayo, Van Otterloo & Co. LLC                      the S&P 500 Index. The fund normally invests at least 80% of its assets in investments tied economically to the U.S. and typically makes equity investments in larger capitalized U.S. companies to gain broad exposure to the U.S. equity market.
------------------------------------------------------------------------------------------------------------------------------------
Growth Fund                             0.85%               Seeks long-term capital growth by seeking to outperform its
Grantham, Mayo, Van Otterloo & Co. LLC                      benchmark, the Russell 1000 Growth Index. The fund typically makes equity investments in U.S. companies whose stocks are included in the Russell 1000 Index, or in companies with size and growth characteristics similar to those of companies with stocks in the
                                                            Index.*
------------------------------------------------------------------------------------------------------------------------------------

                                       INFORMATION ABOUT THE UNDERLYING FUNDS 47

Equity Funds -- John Hancock Funds II continued


                                        Estimated
Fund and subadviser(s)                  expense ratio       Goal and principal strategy
------------------------------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund               0.87%               Seeks long-term capital growth by seeking to outperform its
Grantham, Mayo, Van Otterloo & Co. LLC                      benchmark, the Russell 2500 Growth Index. The fund typically makes equity investments in companies whose stocks are included in the
                                                            Russell 2500 Index, or in companies with total market
                                                            capitalizations similar such companies ("small and mid-cap companies"). The fund normally invests at least 80% of its assets in investments in small and mid-cap companies.*
------------------------------------------------------------------------------------------------------------------------------------
Global Real Estate Fund                 1.21%               Seeks to achieve a combination of long-term capital appreciation and
Deutsche Asset Management, Inc.                             current income by investing at least 80% of net assets in equity securities of real estate investment trusts ("REIT") and real estate companies including foreign REITs and real estate companies.
------------------------------------------------------------------------------------------------------------------------------------
Health Sciences Fund                    1.20%               Seeks long-term capital appreciation by normally investing at least
T. Rowe Price Associates, Inc.                              80% of its net assets (plus any borrowings for investment purposes)
                                                            in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively, "health sciences").
------------------------------------------------------------------------------------------------------------------------------------
International Equity Index Fund         0.63%               Seeks to track the performance of broad-based equity indices of
SSgA Funds Management, Inc.                                 foreign companies in developed and emerging markets by attempting to track the performance of the MSCI All Country World ex-US Index*.
------------------------------------------------------------------------------------------------------------------------------------
International Growth Fund               1.03%               Seeks long term capital appreciation by seeking to outperform its
Grantham, Mayo, Van Otterloo & Co. LLC                      benchmark, the S&P/ Citigroup Primary Market Index ("PMI") Europe,
                                                            Pacific, Asia Composite ("EPAC") Growth Style Index. The fund typically invests in a diversified portfolio of equity investments from developed markets throughout the world.
------------------------------------------------------------------------------------------------------------------------------------
International Opportunities Fund        1.11%               Seeks long-term growth of capital by normally investing at least 65%
Marsico Capital Management, LLC                             of its assets in common stocks of foreign companies selected for their long-term growth potential. The fund may invest in companies of any size throughout the world and normally invests in issuers from at least three different countries not including the U.S. It may invest in common stocks of companies operating in emerging markets.
------------------------------------------------------------------------------------------------------------------------------------
International Small Cap Fund            1.08%               Seeks long-term capital appreciation by investing primarily in the
Templeton Investment Counsel, LLC                           common stock of smaller companies outside the U.S. and normally invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities issued by foreign companies which have total stock market capitalizations or annual revenues of $4 billion or less ("small company securities").
------------------------------------------------------------------------------------------------------------------------------------
International Small Company Fund        1.12%               Seeks long-term capital appreciation by primarily investing its
Dimensional Fund Advisors, Inc.                             assets in equity securities of non-U.S. small companies of developed and emerging markets under normal conditions.
------------------------------------------------------------------------------------------------------------------------------------
International Stock Fund                1.02%               Seeks to achieve high total return by outperforming its benchmark,
Grantham, Mayo, Van Otterloo & Co. LLC                      the MSCI EAFE Index. The fund normally invests 80% of its assets in equity securities and typically invests in a diversified mix of equity investments from developed markets other than the U.S.*
------------------------------------------------------------------------------------------------------------------------------------
International Value Fund                0.93%               Seeks long-term growth of capital by normally investing primarily in
Templeton Investment Counsel, Inc.                          equity securities of companies located outside the U.S., including emerging markets.
------------------------------------------------------------------------------------------------------------------------------------
Intrinsic Value Fund                    0.83%               Seeks long-term capital growth by seeking to outperform its
Grantham, Mayo, Van Otterloo & Co. LLC                      benchmark, the Russell 1000 Value Index. The fund typically makes equity investments in U.S. companies whose stocks are included in the Russell 1000 Index, or in companies with size and growth characteristics similar to those of companies with stocks in the
                                                            Index.
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Fund                          0.93%               Seeks to maximize total return, consisting of capital appreciation
UBS Global Asset Management                                 and current income, by normally investing at least 80% of its net
(Americas) Inc.                                             assets (plus borrowings for investment purposes, if any) in equity securities of U.S. large capitalization companies.
------------------------------------------------------------------------------------------------------------------------------------

48 INFORMATION ABOUT THE UNDERLYING FUNDS

Equity Funds -- John Hancock Funds II continued

                                        Estimated
Fund and subadviser(s)                  expense ratio       Goal and principal strategy
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund                   0.95%               Seeks long-term growth of capital by normally investing at least 80%
Fidelity Management & Research                              of its net assets (plus any borrowings for investment purposes) in
Company                                                     equity securities of companies with large market capitalizations.
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                    0.94%               Seeks long-term growth of capital by normally investing, primarily
BlackRock Investment                                        in a diversified portfolio of equity securities of large cap
Management LLC                                              companies located in the U.S.
------------------------------------------------------------------------------------------------------------------------------------
Managed Fund                            1.16%               Seeks income and long-term capital appreciation by investing
Grantham, Mayo, Van Otterloo & Co. LLC                      primarily in a diversified mix of: (a) common stocks of large and
and Declaration Management & Research LLC                   mid sized U.S. companies; and (b) bonds with an overall intermediate term average maturity. The fund employs a multi-manager approach with two subadvisers, each of which employs its own investment approach and independently manages its portion of the fund's portfolio.
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Core Fund                       0.93%               Seeks long-term growth of capital by normally investing at least 80%
AIM Capital Management, Inc.                                of its net assets in equity securities, including convertible securities, of mid-capitalization companies.
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Index Fund                      0.54%               Seeks to approximate the aggregate total return of a mid cap U.S.
MFC Global Investment Management                            domestic equity market index by attempting to track the performance
(U.S.A.) Limited                                            of the S&P Mid Cap 400 Index*.
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Stock Fund                      0.90%               Seeks long-term growth of capital by normally investing at least 80%
Wellington Management Company, LLP                          of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. The fund tends to invest in companies having market capitalizations similar to those of companies included in the
                                                            Russell Mid Cap Index.
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Equity Fund               1.02%               Seeks to provide long-term growth of capital by investing at least
RiverSource Investment, LLC                                 80% of its net assets in equity securities of medium-sized companies.
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Fund                      0.90%               Seeks capital appreciation by normally investing at least 80% of its
Lord, Abbett & Co LLC                                       net assets (plus any borrowings for investment purposes) in mid-sized companies, with market capitalizations at the time of purchase within the market capitalization range of companies in the
                                                            Russell Mid Cap Index.*
------------------------------------------------------------------------------------------------------------------------------------
Natural Resources Fund                  1.06%               Seeks long-term total return by normally investing primarily in
Wellington Management Company, LLP                          equity and equity-related securities of natural resource-related companies worldwide.
------------------------------------------------------------------------------------------------------------------------------------
Pacific Rim Fund                        1.13%               Seeks long-term growth of capital by investing in a diversified
MFC Global Investment Management                            portfolio comprised primarily of common stocks and equity-related
(U.S.A.) Limited                                            securities of corporations domiciled in countries in the Pacific Rim region.
------------------------------------------------------------------------------------------------------------------------------------
Quantitative All Cap Fund               0.78%               Seeks long-term growth of capital by normally investing primarily in
MFC Global Investment Management                            equity securities of U.S. companies. The fund will generally focus
(U.S.A.) Limited                                            on equity securities of U.S. companies across the three market capitalization ranges of large, mid and small.
------------------------------------------------------------------------------------------------------------------------------------
Quantitative Mid Cap Fund               0.82%               Seeks long-term growth of capital by normally investing at least 80%
MFC Global Investment Management                            of its total assets (plus any borrowings for investment purposes) in
(U.S.A.) Limited                                            U.S. mid-cap stocks, convertible preferred stocks, convertible bonds and warrants.
------------------------------------------------------------------------------------------------------------------------------------
Quantitative Value Fund                 0.76%               Seeks long-term capital appreciation by investing primarily in
MFC Global Investment Management                            large-cap U.S. securities with the potential for long-term growth of
(U.S.A.) Limited                                            capital.
------------------------------------------------------------------------------------------------------------------------------------

                                      INFORMATION ABOUT THE UNDERLYING FUNDS 49

Equity Funds -- John Hancock Funds II continued

                                        Estimated
Fund and subadviser(s)                  expense ratio       Goal and principal strategy
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Equity Fund                 1.06%               Seeks to provide long-term growth through a combination of capital
T. Rowe Price Associates, Inc.                              appreciation and current income by investing at least 80% of its net assets in the equity securities of real estate companies, including
                                                            REITs, real estate operating companies, brokers, developers and other companies with at least 50% of revenues, profits or assets related to real estate activities.
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Securities Fund             0.74%               Seeks to achieve a combination of long-term capital appreciation and
Deutsche Asset Management Inc.                              current income by normally investing at least 80% of its net assets
                                                            (plus any borrowings for investment purposes) in equity securities of real estate investment trusts ("REITs") and real estate companies.
------------------------------------------------------------------------------------------------------------------------------------
Science & Technology Fund               1.12%               Seeks long-term growth of capital by normally investing at least 80%
RCM Capital Management LLC &                                of its net assets (plus any borrowings for investment purposes) in
T. Rowe Price Associates, Inc.                              common stocks of companies expected to benefit from the development, advancement, and use of science and technology. Current income is incidental to the fund's objective.
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Fund                          0.92%               Seeks maximum capital appreciation consistent with reasonable risk
Independence Investments LLC                                to principal by normally investing at least 80% of its net assets in equity securities of companies whose market capitalizations do not exceed the greater of (a) $2 billion, (b) the market capitalization of the companies in the Russell 2000 Index, and (c) the market capitalization of the companies in the S&P Small Cap 600 Index.
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                   1.54%               Seeks long-term capital appreciation by normally investing primarily
Wellington Management Company, LLP                          in small-cap companies believed to offer above average potential for growth in revenues and earnings.
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Index Fund                    0.54%               Seeks to approximate the aggregate total return of a small cap U.S.
MFC Global Investment Management                            domestic equity market index by attempting to track the performance
(U.S.A.) Limited                                            of the Russell 2000 Index.*
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Opportunities Fund            1.06%               Seeks long-term capital appreciation by normally investing at least
Munder Capital Management                                   80% of its assets in equity securities of companies with market capitalizations within the range of the companies in the Russell
                                                            2000 Index.*
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund                    1.54%               Seeks long-term capital appreciation by normally investing at least
Wellington Management Company, LLP                          80% of its assets in small-cap companies that are believed to be undervalued by various measures and to offer good prospects for capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
Small Company Fund                      1.13%               Seeks long-term capital growth by normally investing primarily in
American Century Investment                                 equity securities of smaller-capitalization U.S. companies. The
Management, Inc.                                            subadviser uses quantitative, computer-driven models to construct the fund's portfolio of stocks.
------------------------------------------------------------------------------------------------------------------------------------
Small Company Growth Fund               1.15%               Seeks long-term growth of capital by normally investing at least 80%
AIM Capital Management, Inc.                                of its assets in securities of small-capitalization companies. The subadviser seeks to identify those companies that have strong earnings momentum or demonstrate other potential for growth of capital.
------------------------------------------------------------------------------------------------------------------------------------
Small Company Value Fund                1.08%               Seeks long-term growth of capital by investing primarily in small
T. Rowe Price Associates, Inc.                              companies whose common stocks are believed to be undervalued. The fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Russell 2000 Index at the time of purchase.*
------------------------------------------------------------------------------------------------------------------------------------
Special Value Fund                      1.08%               Seeks long-term capital growth by normally investing at least 80% of
ClearBridge Advisors, LLC                                   its net assets in common stocks and other equity securities of companies whose market capitalizations at the time of investment are no greater than the market capitalization of companies in the
                                                            Russell 2000 Value Index.
------------------------------------------------------------------------------------------------------------------------------------

50 INFORMATION ABOUT THE UNDERLYING FUNDS

Equity Funds -- John Hancock Funds II continued

                                        Estimated
Fund and subadviser(s)                  expense ratio       Goal and principal strategy
------------------------------------------------------------------------------------------------------------------------------------
Strategic Value Fund                    0.94%               Seeks capital appreciation by normally investing at least 65% of its
Massachusetts Financial Services Company                    net assets in common stocks and related securities of companies which the subadviser believes are undervalued in the market relative to their long term potential.
------------------------------------------------------------------------------------------------------------------------------------
Total Stock Market Index Fund           0.54%               Seeks to approximate the aggregate total return of a broad U.S.
MFC Global Investment Management                            domestic equity market index by attempting to track the performance
(U.S.A.) Limited                                            of the Wilshire 5000 Equity Index.*
------------------------------------------------------------------------------------------------------------------------------------
U.S. Global Leaders Growth Fund         0.78%               Seeks long-term growth of capital by normally investing primarily in common stocks of Sustainable Growth Advisers, L.P. "U.S. Global
                                                            Leaders" as determined by the subadviser.
------------------------------------------------------------------------------------------------------------------------------------
U.S. Multi Sector Fund                  0.81%               Seeks long term capital appreciation. The fund normally invests in
Grantham, Mayo, Van Otterloo & Co. LLC                      securities in the Wilshire 5000 Index, an independently maintained index which measures the performance of all equity securities (with readily available price data) of issuers with headquarters in the
                                                            U.S. The fund normally invests at least 80% of its assets in investments tied economically to the U.S.*
------------------------------------------------------------------------------------------------------------------------------------
Utilities Fund                          1.14%               Seeks capital growth and current income (income above that available
Massachusetts Financial Services Company                    from a portfolio invested entirely in equity securities) by normally investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity and debt securities of domestic and foreign companies in the utilities industry.
------------------------------------------------------------------------------------------------------------------------------------
Value & Restructuring Fund              0.90%               Seeks long-term capital appreciation by investing primarily (at
UST Adviser Inc.                                            least 65% of its assets) in common stocks of U.S. and foreign companies whose share prices, in the opinion of the subadviser, does not reflect the economic value of the company's assets, but where the subadviser believes restructuring efforts or industry
                                                            consolidation will serve to highlight the true value of the company.
                                                            In choosing investments for the fund, the subadviser looks for companies where restructuring activities, such as consolidations, outsourcing, spin-offs or reorganizations, will offer significant value to the issuer and increase its investment potential. The subadviser may select companies of any size for the fund, and the fund invests in a diversified group of companies across a number of different industries.
------------------------------------------------------------------------------------------------------------------------------------
Value Fund                              0.86%               Seeks to realize an above-average total return over a market cycle
Van Kampen Investments                                      of three to five years, consistent with reasonable risk, by investing primarily in equity securities of companies with capitalizations similar to the market capitalizations of companies in the Russell Midcap Value Index.*
------------------------------------------------------------------------------------------------------------------------------------
Value Opportunities Fund                0.88%               Seeks long-term capital growth by seeking to outperform its
Grantham, Mayo, Van Otterloo & Co. LLC                      benchmark, the Russell 2500 Value Index. The fund typically makes equity investments in companies whose stocks are included in the
                                                            Russell 2500 Index, or in companies with total market
                                                            capitalizations similar such companies ("small cap companies"). The fund normally invests at least 80% of its assets in securities of small cap companies.*
------------------------------------------------------------------------------------------------------------------------------------
Vista Fund                              0.97%               Seeks long-term capital growth by normally investing in common
American Century Investment                                 stocks of U.S. and foreign companies that are medium-sized and smaller at the time of purchase. The fund also may invest in domestic and foreign preferred stocks, convertible debt securities, equity-equivalent securities, non-leveraged futures contracts and options, notes, bonds and other debt securities. The subadviser looks for stocks of medium-sized and smaller companies it believes will increase in value over time, using a proprietary investment strategy.

------------------------------------------------------------------------------------------------------------------------------------

                                      INFORMATION ABOUT THE UNDERLYING FUNDS 51

Equity Funds -- John Hancock Funds III

                                        Estimated
Fund and subadviser(s)                  expense ratio       Goal and principal strategy
------------------------------------------------------------------------------------------------------------------------------------
Active Value Fund                       0.90%               Seeks long-term capital growth by seeking to outperform its
Grantham, Mayo, Van Otterloo & Co. LLC                      benchmark, the Russell 1000 Value Index. The fund typically makes equity investments in U.S. companies whose stocks are included in the Russell 1000 Index, or in companies with size and value characteristics similar to those of companies with stocks in the
                                                            Index.
------------------------------------------------------------------------------------------------------------------------------------
Global Fund                             1.17%               Seeks to achieve high total return by seeking to outperform its
Grantham, Mayo, Van Otterloo & Co. LLC                      benchmark, the S&P/Citigroup Primary Market Index ("PMI") World
                                                            Growth Index. The fund typically invests in a diversified portfolio of equity investments from the world's developed markets.
------------------------------------------------------------------------------------------------------------------------------------
Growth Fund                             0.90%               Seeks long-term capital growth by seeking to outperform its
Grantham, Mayo, Van Otterloo & Co. LLC                      benchmark, the Russell 1000 Growth Index. The fund typically makes equity investments in U.S. companies whose stocks are included in the Russell 1000 Index, or in companies with size and growth characteristics similar to those of companies with stocks in the
                                                            Index.
------------------------------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund               0.88%               Seeks long-term capital growth by seeking to outperform its
Grantham, Mayo, Van Otterloo & Co. LLC                      benchmark, the Russell 2500 Growth Index. The fund typically makes equity investments in companies whose stocks are included in the
                                                            Russell 2500 Index, or in companies with total market
                                                            capitalizations similar such companies ("small cap companies"). The fund normally invests at least 80% of its assets in investments in small cap companies.
------------------------------------------------------------------------------------------------------------------------------------
International Core Fund                 1.05%               Seeks to achieve high total return by seeking to outperform its
Grantham, Mayo, Van Otterloo & Co. LLC Index.               benchmark, the MSCI EAFE The fund normally invests 80% of its assets in equity securities and typically invests in a diversified mix of equity investments from developed markets outside the U.S.
------------------------------------------------------------------------------------------------------------------------------------
International Growth Fund               1.08%               Seeks to achieve high total return by seeking to outperform its
Grantham, Mayo, Van Otterloo & LLC                          benchmark, the S&P/Citigroup Primary Market Index ("PMI") Europe,
                                                            Pacific, Asia Composite ("EPAC") Growth Style Index.* The fund typically invests in a diversified mix of equity investments from developed markets outside the U.S.
------------------------------------------------------------------------------------------------------------------------------------
Intrinsic Value Fund                    0.84%               Seeks long-term capital growth by seeking to outperform its
Grantham, Mayo, Van Otterloo & Co. LLC                      benchmark, the Russell 1000 Value Index. The fund typically makes equity investments in U.S. companies whose stocks are included in the Russell 1000 Index, or in companies with size and growth characteristics similar to those of companies with stocks in the
                                                            Index.
------------------------------------------------------------------------------------------------------------------------------------
U.S. Core Fund                          0.83%               Seeks to achieve a high total return by outperforming its benchmark,
Grantham, Mayo, Van Otterloo & Co. LLC                      the S&P 500 Index. The fund normally invests at least 80% of its assets in investments tied economically to the U.S. and typically makes equity investments in larger capitalized U.S. companies to gain broad exposure to the U.S. equity market.
------------------------------------------------------------------------------------------------------------------------------------
U.S. Quality Equity Fund                0.85%               Seeks to achieve a high total return by outperforming its benchmark,
Grantham, Mayo, Van Otterloo & Co. LLC                      the S&P 500 Index. The fund normally invests at least 80% of its assets in investments tied economically to the U.S. and typically makes equity investments in larger capitalized U.S. companies to gain broad exposure to the U.S. equity market. The fund typically holds between 40 and 80 stocks.
------------------------------------------------------------------------------------------------------------------------------------
Value Opportunities Fund                0.89%               Seeks long-term capital growth by seeking to outperform its
Grantham, Mayo, Van Otterloo & Co. LLC                      benchmark, the Russell 2500 Value Index. The fund typically makes equity investments in companies whose stocks are included in the
                                                            Russell 2500 Index, or in companies with total market
                                                            capitalizations similar such companies ("small cap companies"). The fund normally invests at least 80% of its assets in securities of small cap companies.*
------------------------------------------------------------------------------------------------------------------------------------

* "Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "S&P Mid Cap 400(R)" are trademarks of The McGraw-Hill Companies, Inc., Russell 1000(R), Russell 1000 Value(R), Russell 1000 Growth(R), "Russell 2000(R)," "Russell 2000(R) Growth", Russell 2500(R), Russell 2500 Value(R), Russell 2500 Growth(R), "Russell 3000(R)", Russell Mid Cap (R) and Russell Mid Cap Value(R) are trademarks of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "MSCI All Country World ex-US Index" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the index funds are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the funds.

52 INFORMATION ABOUT THE UNDERLYING FUNDS

Fund details
--------------------------------------------------------------------------------

BUSINESS STRUCTURE

The diagram below shows the basic business structure used by JHF II. The Board of Trustees of JHF II oversees its business activities and retains the services of the various firms that carry out the operations of the Portfolios.

The Trustees have the power to change the respective investment goal of each of the Portfolios without shareholder approval.

Management fees JHF II pays the Adviser a management fee for each Portfolio. The management fee has two components: (a) a fee on assets invested in affiliated Funds ("Affiliated Fund Assets") and (b) a fee on assets not invested in affiliated funds ("Other Assets"). Affiliated Funds are any Fund of JHF II and JHF III.

The fee on Affiliated Fund Assets is stated as an annual percentage of the current value of the aggregate net assets of all the Portfolios determined in accordance with the following schedule and that rate is applied to the Affiliated Fund Assets of each Portfolio.

Fee Table for Affiliated Fund Assets

                                               First         Excess over
                                        $7.5 billion        $7.5 billion
--------------------------------------------------------------------------------
Aggregate Net Assets
of Lifecycle Portfolios                        0.060%              0.050%
--------------------------------------------------------------------------------

The fee on Other Assets is stated as an annual percentage of the current value of the aggregate net assets of all the Portfolios determined in accordance with the following schedule and that rate is applied to the Other Assets of each Portfolio.

Fee Table for Other Assets

                                               First         Excess over
                                        $7.5 billion        $7.5 billion
--------------------------------------------------------------------------------
Aggregate Net Assets
of Lifecycle Portfolios                        0.510%              0.500%
--------------------------------------------------------------------------------


                                                        ---------------------
                                                        |   Shareholders     |--------------------------
                                                        ---------------------                           |
   ------                                                        |                                      |
  |                                     ---------------------------------------------------             |
  |                                     |           Financial services firms and            |           |
  |                                     |              their representatives                |           |
  |                                     |                                                   |           |
  |   Distribution and           ------ |   Advise current and prospective shareholders     |-----------|
  |   shareholder services       |      |      on their Portfolio investments, often        |           |
  |                              |      |   in the context of an overall financial plan.    |           |
  |                              |       ---------------------------------------------------            |
  |                              |                                                                      |
  |           ------------------------------------------------       -----------------------------------------------------------
  |          |              Principal distributor             |     |                       Transfer agent                      |
  |          |                                                |     |                                                           |
  |          |            John Hancock Funds, LLC             |     |           John Hancock Signature Services, Inc.           |
  |          |                                                |     |                                                           |
  |          | Markets the Portfolios and distributes shares  |     |   Handles shareholder services, including record-keeping  |
  |          |  through selling brokers, financial planners   |     |         and statements, distribution of dividends         |
  |          |     and other financial representatives.       |     |         and processing of buy and sell requests.          |
   -------    ------------------------------------------------       -----------------------------------------------------------
                                 |                                                                          |
                                  --------------------------------------------------------------------------
                                                                          |                                                   ----
 --------------------------------   ------------------------------------  |   -----------------------------------------           |
|           Subadviser           | |          Investment adviser        | |  |                Custodian                |          |
|                                | |                                    | |  |                                         |          |
|MFC Global Investment Management| |       John Hancock Investment      | |  |    State Street Bank & Trust Company    |          |
|        (U.S.A.) Limited        | |       Management Services, LLC     | |  |          2 Avenue de Lafayette          |  Asset   |
|      200 Bloor Street East     | |         601 Congress Street        | |  |             Boston, MA 02111            |  manage- |
|Toronto, Ontario, Canada M4W 1ES| |        Boston, MA 02210-2805       | |  |                                         |  ment    |
|                                | |                                    | |  |Holds the Portfolios' assets, settles all|          |
| Provides portfolio management  | |Manages the Portfolios' business and| |  | portfolio trades and collects most of   |          |
|      to the Portfolios.        | |       investment activities.       | |  |    the valuation data required for      |          |
 --------------------------------   ------------------------------------  |  | calculating each Portfolio's NAV.       |          |
                                                    |                     |   -----------------------------------------       ----
                                                    |                     |                      |
 -------------------------------------               --------------------------------------------
|        Subadviser consultant        |                                   |
|                                     |                                   |
|   Deutsche Asset Management, Inc.   |                  -------------------------------------------
|           345 Park Avenue           |                 |                 Trustees                  |
|       New York, New York 10154      |                 |                                           |
|                                     |                 |   Oversee the Portfolios' activities.     |
|Provides assets allocation consulting|                  -------------------------------------------
|     services to the subadviser.     |
 -------------------------------------


                                                                 FUND DETAILS 53

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

Subadviser MFC Global (U.S.A.) is the subadviser to each of the Portfolios. MFC Global (U.S.A.) provides investment advisory services to individual and institutional investors and is a wholly owned subsidiary of MFC.

DeAM provides subadvisory consulting services to MFC Global (U.S.A.) in its management of the Portfolios. DeAM provides investment advisory services to retail and institutional clients. DeAM is a wholly owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group.

The subadviser is compensated by the Adviser, and not by any of the Portfolios. Similarly, DeAM is compensated by the subadviser, and not by any of the Portfolios.

Pursuant to an order received from the SEC, the Adviser, subject to Board of Trustees' approval, is permitted to appoint a new subadviser for a Portfolio and Fund or change the terms of a subadvisory agreement without obtaining shareholder approval. As a result, the JHF II is able from time to time to change Fund subadvisers or the fees paid to subadvisers without the expense and delays associated with holding a shareholders' meeting. The SEC order does not, however, permit the Adviser to appoint a subadviser that is an affiliate of the Adviser or JHF II (other than by reason of serving as a subadviser) or change the subadvisory fee of an affiliated subadviser without shareholder approval.

Portfolio manager Steven Orlich is the portfolio manager for each Portfolio. He joined MFC Global (U.S.A.) in 1998 and is Vice President and Senior Portfolio Manager, Asset Allocation. JHF II's SAI includes additional information about Mr. Orlich's compensation, the accounts he manages other than the Portfolios and his ownership of shares of the Portfolios, if any.

Advisory and subadvisory contracts A discussion regarding the basis for the Board of Trustees' approving the investment advisory and subadvisory contracts of JHF II is available in the JHF II's semi-annual report to shareholders for the period ended February 28, 2006.

Financial highlights Financial highlights are not yet available for the Portfolios which are newly organized.

54 FUND DETAILS

For more information
--------------------------------------------------------------------------------

The following documents are available that offers further information on the Portfolios:

Annual/Semi-Annual Report to Shareholders

Include financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information

The SAI of JHF II Portfolios contains more detailed information on all aspects of the Portfolios, including a summary of the policy of JHF II regarding disclosure of the Portfolio holdings.
The current SAI has been filed with the SEC and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the SAI of JHF II, please contact
John Hancock:

By mail: John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

By phone: 1-800-225-5291
By EASI-Line: 1-800-338-8080
By TDD: 1-800-554-6713

On the Internet: www.jhfunds.com

Or you may view or obtain these documents from the SEC:

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

In person: at the SEC's Public Reference Room in Washington, DC.
For access to the Reference Room call 1-202-551-8090

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

1940 Act File No. 811-21799

(c)2006 JOHN HANCOCK FUNDS, LLC LC0PN 10/06
--------------------------------------------------------------------------------

John Hancock Funds, LLC [LOGO]

John Hancock Funds, LLC
MEMBER NASD
601 Congress Street
Boston, MA 02210-2805

www.jhfunds.com

-----------------------------------
Now available: electronic delivery
www.jhfunds.com/edelivery
-----------------------------------

[JOHN HANCOCK(R) LOGO]
-----------------------
     MUTUAL FUNDS

                                                           John Hancock Funds II

--------------------------------------------------------------------------------

                                                 INSTITUTIONAL CLASS I SHARES

                                                     Lifecycle 2010 Portfolio

                                                     Lifecycle 2015 Portfolio

                                                     Lifecycle 2020 Portfolio

                                                     Lifecycle 2025 Portfolio

                                                     Lifecycle 2030 Portfolio

                                                     Lifecycle 2035 Portfolio

                                                     Lifecycle 2040 Portfolio

                                                     Lifecycle 2045 Portfolio

                                                     Lifecycle 2050 Portfolio

                                               Lifecycle Retirement Portfolio

--------------------------------------------------------------------------------

Prospectus

10.1.2006

--------------------------------------------------------------------------------

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents
--------------------------------------------------------------------------------

   OVERVIEW
   -----------------------------------------------------------------------------

   THE LIFECYCLE PORTFOLIOS
   -----------------------------------------------------------------------------
   Lifecycle 2010 Portfolio                                                  8
   Lifecycle 2015 Portfolio                                                 10
   Lifecycle 2020 Portfolio                                                 12
   Lifecycle 2025 Portfolio                                                 14
   Lifecycle 2030 Portfolio                                                 16
   Lifecycle 2035 Portfolio                                                 18
   Lifecycle 2040 Portfolio                                                 20
   Lifecycle 2045 Portfolio                                                 22
   Lifecycle 2050 Portfolio                                                 24
   Lifecycle Retirement Portfolio                                           26

   YOUR ACCOUNT
   -----------------------------------------------------------------------------
   Who can buy shares                                                       30
   Opening an account                                                       30
   Buying shares                                                            31
   Selling shares                                                           32
   Transaction policies                                                     34
   Dividends and account policies                                           36
   Additional investor services                                             36

   INFORMATION ABOUT THE UNDERLYING FUNDS
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   Risks of investing in underlying funds                                   37
   Description of funds                                                     40

   FUND DETAILS
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   Business structure                                                       49
   Financial highlights                                                     50

   FOR MORE INFORMATION                                               BACK COVER
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Overview
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John Hancock Funds II Lifecycle Portfolios

This prospectus provides information about the ten Lifecycle Portfolios (each referred to as a "Portfolio"), which are funds of John Hancock Funds II ("JHF II"). Each of the Portfolios is a "fund of funds" which currently invests in a number of other funds of JHF II and John Hancock Funds III ("JHF III") and may also invest in other funds for which the fund's investment adviser or any of its affiliates serves as investment adviser (collectively with the JHF II funds and the JHF III funds, each referred to as the "Fund"). The Portfolios may also invest in funds where the adviser is not the same as, or affiliated with, the adviser to the Portfolios ("Nonaffiliated Underlying Funds"). (Collectively, affiliated underlying Funds and Nonaffiliated Underlying Funds are referred to as "Underlying Funds"). Each Portfolio (except the Retirement Portfolio) seeks to provide an asset allocation strategy designed for investors planning to retire in a specific year by means of selected investment allocations among the Underlying Funds. The Retirement Portfolio seeks to provide an asset allocation strategy designed to provide a level of return able to sustain systematic withdrawals for investors who have already retired.

The Portfolios are non-diversified for purposes of the Investment Company Act of 1940, as amended (the "1940 Act").

This prospectus relates to the Institutional Class I shares of the Portfolios.

Risks of mutual funds

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

Investment management

John Hancock Investment Management Services, LLC (the "Adviser") is the investment adviser to JHF II and each of the Portfolios as well as to JHF III. The Adviser administers the business and affairs of JHF II and retains and compensates an investment subadviser to manage the assets of the Portfolios. The Adviser and the subadviser to the Portfolios are registered as investment advisers under the Investment Advisers Act of 1940, as amended. The Adviser is a wholly owned subsidiary of Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as "Manulife Financial" in Canada and Asia and primarily as "John Hancock" in the U.S.

PORTFOLIO INFORMATION KEY
--------------------------------------------------------------------------------

Concise descriptions of each of the Portfolios are set forth below. Each description provides the following information:

[LOGO]

Goal and strategy

The Portfolio's particular investment goals and the strategies it intends to use in pursuing those goals.

[LOGO]

Past performance

The Portfolio's total return, measured year-by-year and over time.

[LOGO]

Main risks

The major risk factors associated with the Portfolio.

[LOGO]

Your expenses

The overall costs borne by an investor in the Portfolio, including sales charges and annual expenses.

The Lifecycle Portfolios
--------------------------------------------------------------------------------

There are ten Portfolios: Lifecycle 2010 Portfolio, Lifecycle 2015 Portfolio, Lifecycle 2020 Portfolio, Lifecycle 2025 Portfolio, Lifecycle 2030 Portfolio, Lifecycle 2035 Portfolio, Lifecycle 2040 Portfolio, Lifecycle 2045 Portfolio, Lifecycle 2050 Portfolio and Lifecycle Retirement Portfolio.

Each Portfolio is a "fund of funds" which invests in a number of Underlying Funds. The subadviser to each Portfolio allocates the assets of the Portfolio among the Underlying Funds according to an asset allocation strategy that becomes increasingly conservative over time (except in the case of the Retirement Portfolio). Each Portfolio's name refers to the approximate retirement year of the investors for whom the Portfolio's asset allocation strategy is designed (except in the case of the Retirement Portfolio). For example, as of October 1, 2006, the Lifecycle 2050 Portfolio, which is designed for investors planning to retire around the year 2050, has a relatively aggressive target asset allocation of 100% of its assets in Underlying Funds that invest primarily in equity securities. By contrast, the Lifecycle 2010 Portfolio, which is designed for investors planning to retire around the year 2010, has a more conservative target asset allocation of approximately 58% of its assets invested in equity funds and approximately 42% of its assets invested in fixed income funds, as of October 1, 2006.

--------------------------------------------------------------------------------
TARGET ALLOCATION CHART

                                            Target allocation among Underlying
                                            Funds as of October 1, 2006
Lifecycle   Retirement year                 ----------------------------------
portfolio   (assumes retirement age of 65)  Equity funds    Fixed income funds

2010        2008 - 2012                      58%            42%

2015        2013 - 2017                      70%            30%

2020        2018 - 2022                      81%            19%

2025        2023 - 2027                      89%            11%

2030        2028 - 2032                      95%             5%

2035        2033 - 2037                      98%             2%

2040        2038 - 2042                     100%             0%

2045        2043 - 2047                     100%             0%

2050        2048 - 2052                     100%             0%

Retirement  Post Retirement                  50%            50%

The subadviser may from time to time adjust the percent of assets invested in any specific Underlying Fund held by the Portfolio. Such adjustments may be made to increase or decrease the Portfolio's holdings of particular asset classes or to adjust portfolio quality or the duration of fixed income securities. Adjustments may also be made to increase or reduce the percent of the Portfolio's assets subject to the management of a particular Underlying Fund subadviser. In addition, changes may be made to reflect fundamental changes in the investment environment.

Over time, the asset allocation strategy will change according to a predetermined "glide path" shown in the following chart. (The glide path represents the shifting of asset classes over time and does not apply to the Retirement Portfolio.) As the glide path shows, each Portfolio's asset mix becomes more conservative as time elapses. This reflects the need to reduce investment risk as retirement approaches and the need for lower volatility since the Portfolio may be a primary source of income for you after retirement.

The allocations reflected in the glide path are also referred to as "neutral" allocations because they do not reflect tactical decisions made by the subadviser to overweight or underweight a particular asset class based on the sub-adviser's market outlook.

Each Portfolio has a target allocation for the broad asset classes of equities and fixed income. These target allocations are not expected to vary from the prescribed glide path formula (the neutral allocations) by more than plus or minus ten percentage points (except in the case of the Retirement Portfolio). Although the subadviser will not generally vary beyond the ten percentage point target allocation range, the subadviser may at times determine in light of market or economic conditions that this range should be exceeded to protect the Portfolio or to help it achieve its objective. For the Retirement Portfolio, the neutral allocations are 50% fixed income and 50% equity, however the target allocations are expected to change based on the Portfolio's asset allocation strategy. There is no guarantee that the subadviser will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money.

--------------------------------------------------------------------------------
GLIDE PATH CHART

[GRAPHIC]

Combination with Retirement Portfolio

JHF II's Board of Trustees may, in its discretion, determine to combine the Portfolios with the Retirement Portfolio at any time on or after December 31st of the designated retirement year of a Portfolio (other than the Retirement Portfolio) or when the target allocation of a Portfolio (other than the Retirement Portfolio) matches the target allocation of the Retirement Portfolio. In such event, the Portfolio's shareholders will become shareholders of the Retirement Portfolio. To the extent permitted by applicable regulatory requirements, such a combination would be implemented without seeking the approval of shareholders. There is no assurance that the Board of Trustees at any point will determine to implement such a combination. After December 31st of the designated retirement year of each Portfolio, that Portfolio's investment goal and strategy and its related investment policies and restrictions will become similar to those of the Retirement Portfolio reflecting that the Portfolio's investors have entered the target retirement stage.

Subadviser and consultant

MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)") is the subadviser to the Portfolios and formulates a continuous investment program for each Portfolio consistent with its investment goal and strategies.

Deutsche Asset Management, Inc. ("DeAM") provides subadvisory consulting services to MFC Global (U.S.A.) in its management of the Portfolios.

Lifecycle 2010 Portfolio                         SUBADVISER  MFC Global (U.S.A.)

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[LOGO]

GOAL AND STRATEGY

The Portfolio seeks high total return until its target retirement date. To pursue this goal, the Portfolio, which is a fund of funds, invests, under normal market conditions, substantially all of its assets in Underlying Funds using an asset allocation strategy designed for investors expected to retire in 2010 (see the Target Allocation Chart under "Lifecycle Portfolios" for current target allocations).

Over time, the asset allocation strategy becomes increasingly conservative as described in the Glide Path Chart under "Lifecycle Portfolios". After December 31st of the designated retirement year of the Portfolio, the Portfolio's investment goal and strategy and its related investment policies and restrictions will become similar to those of the Retirement Portfolio reflecting that the Portfolio's investors have entered the target retirement stage.

The Portfolio is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for the Portfolio will be directed to its Underlying Funds that most deviate from target. Quarterly, the subadviser may also rebalance the Portfolio's Underlying Funds to maintain target allocations.

The investment performance of the Portfolio will reflect both its subadviser's allocation decisions with respect to Underlying Funds and investments and the investment decisions made by the Underlying Funds' subadvisers.

The Portfolio may invest in various Funds that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds. The Portfolio may also invest in the securities of other investment companies and may make direct investments in other types of investments, see "Other Permitted Investments".

--------------------------------------------------------------------------------
[LOGO]

MAIN RISKS

The initial target allocation for the Lifecycle 2010 Portfolio is 58% equity securities and 42% fixed income securities, also see the "Target Allocation Chart". When the Portfolio has a greater asset mix of equity securities it will be less conservative and have more equity securities risk exposure. These risks are explained under "Equity Securities Risk". Over time, as the Portfolio gets closer to its target date the Portfolio's asset mix becomes more conservative as it contains more fixed income and short-term fixed income securities. The risks associated with fixed income and short-term fixed income securities are explained under "Interest Rate Risk", "Credit Risk" and "High Yield Securities Risk". The Portfolio's transformation reflects the need to reduce investment risk as retirement approaches and the need for lower volatility since the Portfolio may be a primary source of income for an investor after retirement.

o Fund of Fund Risk. The Portfolio's ability to achieve its investment objective will depend largely on the ability of MFC Global (U.S.A.) to select the appropriate mix of Underlying Funds. In addition, achieving the Portfolio's objective will depend on the performance of the Underlying Funds which depends on the Underlying Funds' ability to meet their investment objectives. There can be no assurance that either the Portfolio or the Underlying Funds will achieve their investment objective.

      The Portfolio is subject to the same risks as the Underlying Funds in which it invests. The Portfolio invests in Underlying Funds which invest in fixed income securities (including in some cases high yield securities) and equity securities, including foreign securities and engage in hedging and other strategic transactions. To the extent the Portfolio invests in these securities directly or engages in hedging and other strategic transactions, the Portfolio will be subject to the same risks. As a Portfolio's asset mix becomes more conservative, the Portfolio becomes more susceptible to risks associated with fixed income securities.

o Equity Securities Risk. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the Underlying Funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

o Interest Rate Risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed income securities generally will increase. Conversely, when interest rates rise, the market value of fixed income securities will generally decrease. The longer the remaining maturity of instruments held by the Underlying Funds, the more sensitive the Portfolio is to interest rate risk.

o Credit Risk. Fixed income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Underlying Funds may be affected by unfavorable political, economic or government developments that could affect the repayment of principal or the payment of interest.

o High Yield Securities Risk. Fixed income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

o Foreign Securities Risk. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

o Hedging and Other Strategic Transactions. These transactions (derivatives) could involve a loss to the Portfolio if the transaction is not successful and may involve a small investment of cash relative to the magnitude of the risks assumed. Certain of these transactions also have the risk of loss if the counterparty does not perform as promised.

For a more complete description of these risks, see "Information About the Underlying Funds -- Risks of Investing in Underlying Funds".

--------------------------------------------------------------------------------
[LOGO]

PAST PERFORMANCE

Because this is a new Portfolio, there is no past performance to report.

--------------------------------------------------------------------------------
YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the Portfolio's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses(1)                                            Class I
--------------------------------------------------------------------------------
Management fee(2)                                                         0.06%
--------------------------------------------------------------------------------
Other expenses                                                            0.70%
--------------------------------------------------------------------------------
Total Portfolio operating expenses                                        0.76%
--------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 10-1-07)(3)             0.56%
--------------------------------------------------------------------------------
Net Portfolio operating expenses                                          0.20%
--------------------------------------------------------------------------------
Estimated Underlying Fund expenses(4)                                     0.71%
--------------------------------------------------------------------------------
Net Portfolio operating expenses and estimated Underlying Fund expenses   0.91%

(1)   Based on estimated expenses for the current fiscal year.

(2) The Management Fee has two components: (a) a fee on assets invested in affiliated Fund assets, and (b) a fee on assets not invested in affiliated Funds (other assets). It is currently anticipated that substantially all the assets of each Portfolio will be invested in affiliated Funds, although in the future the Portfolio may invest in other assets. See "Fund Details -- Management Fee" for further information.

(3) The Adviser has agreed contractually to reimburse for certain Portfolio level expenses that exceed 0.09% of the average annual net assets, or to make a payment to a specific class of shares of the Portfolio in an amount equal to the amount by which the expenses attributable to such class of shares (excluding management fees, Underlying Fund expenses, transfer agency fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business and fees under any agreement or plans of the Portfolio dealing with services for shareholders and others with beneficial interests in shares of the Portfolio) exceed the percentage of average annual net assets (on an annualized basis) attributable as follows: 0.20% for Class I. This expense reimbursement shall continue in effect until October 1, 2007 and thereafter until terminated by the Adviser on notice to JHF II.

(4) The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among Underlying Funds, and the total Portfolio's operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the JHF II and JHF III Funds in which the Portfolio may invest, see "Information About the Underlying Funds -- Description of Funds."

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                                     Year 1      Year 3
--------------------------------------------------------------------------------
Class I                                                         $93        $410

Lifecycle 2015 Portfolio                         SUBADVISER  MFC Global (U.S.A.)

--------------------------------------------------------------------------------
[LOGO]

GOAL AND STRATEGY

The Portfolio seeks high total return until its target retirement date. To pursue this goal, the Portfolio, which is a fund of funds, invests, under normal market conditions, substantially all of its assets in Underlying Funds using an asset allocation strategy designed for investors expected to retire in 2015 (see the Target Allocation Chart under "Lifecycle Portfolios" for current target allocations).

Over time, the asset allocation strategy becomes increasingly conservative as described in the Glide Path Chart under "Lifecycle Portfolios". After December 31st of the designated retirement year of the Portfolio, the Portfolio's investment goal and strategy and its related investment policies and restrictions will become similar to those of the Retirement Portfolio reflecting that the Portfolio's investors have entered the target retirement stage.

The Portfolio is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for the Portfolio will be directed to its Underlying Funds that most deviate from target. Quarterly, the subadviser may also rebalance the Portfolio's Underlying Funds to maintain target allocations.

The investment performance of the Portfolio will reflect both its subadviser's allocation decisions with respect to Underlying Funds and investments and the investment decisions made by the Underlying Funds' subadvisers.

The Portfolio may invest in various Funds that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds. The Portfolio may also invest in the securities of other investment companies and may make direct investments in other types of investments, see "Other Permitted Investments".

--------------------------------------------------------------------------------
[LOGO]

MAIN RISKS

The initial target allocation for the Lifecycle 2015 Portfolio is 70% equity securities and 30% fixed income securities, also see the "Target Allocation Chart". When the Portfolio has a greater asset mix of equity securities it will be less conservative and have more equity securities risk exposure. These risks are explained under "Equity Securities Risk". Over time, as the Portfolio gets closer to its target date the Portfolio's asset mix becomes more conservative as it contains more fixed income and short-term fixed income securities. The risks associated with fixed income and short-term fixed income securities are explained under "Interest Rate Risk", "Credit Risk" and "High Yield Securities Risk". The Portfolio's transformation reflects the need to reduce investment risk as retirement approaches and the need for lower volatility since the Portfolio may be a primary source of income for an investor after retirement.

o Fund of Fund Risk. The Portfolio's ability to achieve its investment objective will depend largely on the ability of MFC Global (U.S.A.) to select the appropriate mix of Underlying Funds. In addition, achieving the Portfolio's objective will depend on the performance of the Underlying Funds which depends on the Underlying Funds' ability to meet their investment objectives. There can be no assurance that either the Portfolio or the Underlying Funds will achieve their investment objective.

      The Portfolio is subject to the same risks as the Underlying Funds in which it invests. The Portfolio invests in Underlying Funds which invest in fixed income securities (including in some cases high yield securities) and equity securities, including foreign securities and engage in hedging and other strategic transactions. To the extent the Portfolio invests in these securities directly or engages in hedging and other strategic transactions, the Portfolio will be subject to the same risks. As a Portfolio's asset mix becomes more conservative, the Portfolio becomes more susceptible to risks associated with fixed income securities.

o Equity Securities Risk. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the Underlying funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

o Interest Rate Risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed income securities generally will increase. Conversely, when interest rates rise, the market value of fixed income securities will generally decrease. The longer the remaining maturity of instruments held by the Underlying Funds, the more sensitive the Portfolio is to interest rate risk.

o Credit Risk. Fixed income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Underlying Funds may be affected by unfavorable political, economic or government developments that could affect the repayment of principal or the payment of interest.

o High Yield Securities Risk. Fixed income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

o Foreign Securities Risk. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

o Hedging and Other Strategic Transactions. These transactions (derivatives) could involve a loss to the Portfolio if the transaction is not successful and may involve a small investment of cash relative to the magnitude of the risks assumed. Certain of these transactions also have the risk of loss if the counterparty does not perform as promised.

For a more complete description of these risks, see "Information About the Underlying Funds -- Risks of Investing in Underlying Funds".

--------------------------------------------------------------------------------
[LOGO]

PAST PERFORMANCE

Because this is a new Portfolio, there is no past performance to report.

--------------------------------------------------------------------------------
[LOGO]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the Portfolio's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses(1)                                            Class I
--------------------------------------------------------------------------------
Management fee(2)                                                         0.06%
--------------------------------------------------------------------------------
Other expenses                                                            0.48%
--------------------------------------------------------------------------------
Total Portfolio operating expenses                                        0.54%
--------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 10-1-07)(3)             0.35%
--------------------------------------------------------------------------------
Net Portfolio operating expenses                                          0.19%
--------------------------------------------------------------------------------
Estimated Underlying Fund expenses(4)                                     0.72%
--------------------------------------------------------------------------------
Net fund operating expenses and estimated Underlying Fund expenses        0.91%

(1)   Based on estimated expenses for the current fiscal year.

(2) The Management Fee has two components: (a) a fee on assets invested in affiliated Fund assets, and (b) a fee on assets not invested in affiliated Funds (other assets). It is currently anticipated that substantially all the assets of each Portfolio will be invested in affiliated Funds, although in the future the Portfolio may invest in other assets. See "Fund Details -- Management Fee" for further information.

(3) The Adviser has agreed contractually to reimburse for certain Portfolio level expenses that exceed 0.09% of the average annual net assets, or to make a payment to a specific class of shares of the Portfolio in an amount equal to the amount by which the expenses attributable to such class of shares (excluding management fees, Underlying Fund expenses, transfer agency fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business and fees under any agreement or plans of the Portfolio dealing with services for shareholders and others with beneficial interests in shares of the fund) exceed the percentage of average annual net assets (on an annualized basis) attributable as follows: 0.20% for Class I. This expense reimbursement shall continue in effect until October 1, 2007 and thereafter until terminated by the Adviser on notice to JHF II.

(4) The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the JHF II and JHF III Funds in which the Portfolio may invest, see "Information About the Underlying Funds -- Description of Funds."

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                                     Year 1      Year 3
--------------------------------------------------------------------------------
Class I                                                         $93        $365

Lifecycle 2020 Portfolio                         SUBADVISER  MFC Global (U.S.A.)

--------------------------------------------------------------------------------
[LOGO]

GOAL AND STRATEGY

The Portfolio seeks high total return until its target retirement date. To pursue this goal, the Portfolio, which is a fund of funds, invests, under normal market conditions, substantially all of its assets in Underlying Funds using an asset allocation strategy designed for investors expected to retire in 2020 (see the Target Allocation Chart under "Lifecycle Portfolios" for current target allocations).

Over time, the asset allocation strategy becomes increasingly conservative as described in the Glide Path Chart under "Lifecycle Portfolios". After December 31st of the designated retirement year of the Portfolio, the Portfolio's investment goal and strategy and its related investment policies and restrictions will become similar to those of the Retirement Portfolio reflecting that the Portfolio's investors have entered the target retirement stage.

The Portfolio is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for the Portfolio will be directed to its Underlying Funds that most deviate from target. Quarterly, the subadviser may also rebalance the Portfolio's Underlying Funds to maintain target allocations.

The investment performance of the Portfolio will reflect both its subadviser's allocation decisions with respect to Underlying Funds and investments and the investment decisions made by the Underlying Funds' subadvisers.

The Portfolio may invest in various Funds that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds. The Portfolio may also invest in the securities of other investment companies and may make direct investments in other types of investments, see "Other Permitted Investments".

--------------------------------------------------------------------------------
[LOGO]

MAIN RISKS

The initial target allocation for the Lifecycle 2020 Portfolio is 81% equity securities and 19% fixed income securities, also see the "Target Allocation Chart". When the Portfolio has a greater asset mix of equity securities it will be less conservative and have more equity securities risk exposure. These risks are explained under "Equity Securities Risk". Over time, as the Portfolio gets closer to its target date the Portfolio's asset mix becomes more conservative as it contains more fixed income and short-term fixed income securities. The risks associated with fixed income and short-term fixed income securities are explained under "Interest Rate Risk", "Credit Risk" and "High Yield Securities Risk". The Portfolio's transformation reflects the need to reduce investment risk as retirement approaches and the need for lower volatility since the Portfolio may be a primary source of income for an investor after retirement.

o Fund of Fund Risk. The Portfolio's ability to achieve its investment objective will depend largely on the ability of MFC Global (U.S.A.) to select the appropriate mix of Underlying Funds. In addition, achieving the Portfolio's objective will depend on the performance of the Underlying Funds which depends on the Underlying Funds' ability to meet their investment objectives. There can be no assurance that either the Portfolio or the Underlying Funds will achieve their investment objective. The Portfolio is subject to the same risks as the Underlying Funds in which it invests.

      The Portfolio invests in Underlying Funds which invest in fixed income securities (including in some cases high yield securities) and equity securities, including foreign securities and engage in hedging and other strategic transactions. To the extent the Portfolio invests in these securities directly or engages in hedging and other strategic transactions, the Portfolio will be subject to the same risks. As a Portfolio's asset mix becomes more conservative, the Portfolio becomes more susceptible to risks associated with fixed income securities.

o Equity Securities Risk. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the Underlying Funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

o Interest Rate Risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed income securities generally will increase. Conversely, when interest rates rise, the market value of fixed income securities will generally decrease. The longer the remaining maturity of instruments held by the Underlying Funds, the more sensitive the Portfolio is to interest rate risk.

o Credit Risk. Fixed income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Underlying Funds may be affected by unfavorable political, economic or government developments that could affect the repayment of principal or the payment of interest.

o High Yield Securities Risk. Fixed income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

o Foreign Securities Risk. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

o Hedging and Other Strategic Transactions. These transactions (derivatives) could involve a loss to the Portfolio if the transaction is not successful and may involve a small investment of cash relative to the magnitude of the risks assumed. Certain of these transactions also have the risk of loss if the counterparty does not perform as promised.

For a more complete description of these risks, see "Information About the Underlying Funds -- Risks of Investing in Underlying Funds".

--------------------------------------------------------------------------------
[LOGO]

PAST PERFORMANCE

Because this is a new Portfolio, there is no past performance to report.

--------------------------------------------------------------------------------
[LOGO]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the Portfolio's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses(1)                                            Class I
--------------------------------------------------------------------------------
Management fee(2)                                                         0.06%
--------------------------------------------------------------------------------
Other expenses                                                            0.43%
--------------------------------------------------------------------------------
Total Portfolio operating expenses                                        0.49%
--------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 10-1-07)(3)             0.31%
--------------------------------------------------------------------------------
Net Portfolio operating expenses                                          0.18%
--------------------------------------------------------------------------------
Estimated Underlying Fund expenses(4)                                     0.72%
--------------------------------------------------------------------------------
Net fund operating expenses and estimated Underlying Fund expenses        0.90%

(1)   Based on estimated expenses for the current fiscal year.

(2) The Management Fee has two components: (a) a fee on assets invested in affiliated Fund assets, and (b) a fee on assets not invested in affiliated Funds (other assets). It is currently anticipated that substantially all the assets of each Portfolio will be invested in affiliated Funds, although in the future the Portfolio may invest in other assets. See "Fund Details -- Management Fee" for further information.

(3) The Adviser has agreed contractually to reimburse for certain Portfolio level expenses that exceed 0.09% of the average annual net assets, or to make a payment to a specific class of shares of the Portfolio in an amount equal to the amount by which the expenses attributable to such class of shares (excluding management fees, Underlying Fund expenses, transfer agency fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business and fees under any agreement or plans of the Portfolio dealing with services for shareholders and others with beneficial interests in shares of the fund) exceed the percentage of average annual net assets (on an annualized basis) attributable as follows: 0.20% for Class I. This expense reimbursement shall continue in effect until October 1, 2007 and thereafter until terminated by the Adviser on notice to JHF II.

(4) The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the JHF II and JHF III Funds in which the Portfolio may invest, see "Information About the Underlying Funds -- Description of Funds."

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                                     Year 1      Year 3
--------------------------------------------------------------------------------
Class I                                                         $92        $353

Lifecycle 2025 Portfolio                         SUBADVISER  MFC Global (U.S.A.)

--------------------------------------------------------------------------------
[LOGO]

GOAL AND STRATEGY

The Portfolio seeks high total return until its target retirement date. To pursue this goal, the Portfolio, which is a fund of funds, invests, under normal market conditions, substantially all of its assets in Underlying Funds using an asset allocation strategy designed for investors expected to retire in 2025 (see the Target Allocation Chart under "Lifecycle Portfolios" for current target allocations).

Over time, the asset allocation strategy becomes increasingly conservative as described in the Glide Path Chart under "Lifecycle Portfolios". After December 31st of the designated retirement year of the Portfolio, the Portfolio's investment goal and strategy and its related investment policies and restrictions will become similar to those of the Retirement Portfolio reflecting that the Portfolio's investors have entered the target retirement stage.

The Portfolio is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for the Portfolio will be directed to its Underlying Funds that most deviate from target. Quarterly, the subadviser may also rebalance the Portfolio's Underlying Funds to maintain target allocations.

The investment performance of the Portfolio will reflect both its subadviser's allocation decisions with respect to Underlying Funds and investments and the investment decisions made by the Underlying Funds' subadvisers.

The Portfolio may invest in various Funds that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds. The Portfolio may also invest in the securities of other investment companies and may make direct investments in other types of investments, see "Other Permitted Investments".

--------------------------------------------------------------------------------
[LOGO]

MAIN RISKS

The initial target allocation for the Lifecycle 2025 Portfolio is 89% equity securities and 11% fixed income securities, also see the "Target Allocation Chart". When the Portfolio has a greater asset mix of equity securities it will be less conservative and have more equity securities risk exposure. These risks are explained under "Equity Securities Risk". Over time, as the Portfolio gets closer to its target date the Portfolio's asset mix becomes more conservative as it contains more fixed income and short-term fixed income securities. The risks associated with fixed income and short-term fixed income securities are explained under "Interest Rate Risk", "Credit Risk" and "High Yield Securities Risk". The Portfolio's transformation reflects the need to reduce investment risk as retirement approaches and the need for lower volatility since the Portfolio may be a primary source of income for an investor after retirement.

o Fund of Fund Risk. The Portfolio's ability to achieve its investment objective will depend largely on the ability of MFC Global (U.S.A.) to select the appropriate mix of Underlying Funds. In addition, achieving the Portfolio's objective will depend on the performance of the Underlying Funds which depends on the Underlying Funds' ability to meet their investment objectives. There can be no assurance that either the Portfolio or the Underlying Funds will achieve their investment objective.

      The Portfolio is subject to the same risks as the Underlying Funds in which it invests. The Portfolio invests in Underlying Funds which invest in fixed income securities (including in some cases high yield securities) and equity securities, including foreign securities and engage in hedging and other strategic transactions. To the extent the Portfolio invests in these securities directly or engages in hedging and other strategic transactions, the Portfolio will be subject to the same risks. As a Portfolio's asset mix becomes more conservative, the Portfolio becomes more susceptible to risks associated with fixed income securities.

o Equity Securities Risk. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the Underlying Funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

o Interest Rate Risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed income securities generally will increase. Conversely, when interest rates rise, the market value of fixed income securities will generally decrease. The longer the remaining maturity of instruments held by the Underlying Funds, the more sensitive the Portfolio is to interest rate risk.

o Credit Risk. Fixed income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Underlying Funds may be affected by unfavorable political, economic or government developments that could affect the repayment of principal or the payment of interest.

o High Yield Securities Risk. Fixed income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

o Foreign Securities Risk. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

o Hedging and Other Strategic Transactions. These transactions (derivatives) could involve a loss to the Portfolio if the transaction is not successful and may involve a small investment of cash relative to the magnitude of the risks assumed. Certain of these transactions also have the risk of loss if the counterparty does not perform as promised.

For a more complete description of these risks, see " Information About the Underlying Funds -- Risks of Investing in Underlying Funds".

--------------------------------------------------------------------------------
[LOGO]

PAST PERFORMANCE

Because this is a new Portfolio, there is no past performance to report.

--------------------------------------------------------------------------------
[LOGO]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the Portfolio's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses(1)                                            Class I
--------------------------------------------------------------------------------
Management fee(2)                                                         0.06%
--------------------------------------------------------------------------------
Other expenses                                                            0.50%
--------------------------------------------------------------------------------
Total Portfolio operating expenses                                        0.56%
--------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 10-1-07)(3)             0.37%
--------------------------------------------------------------------------------
Net Portfolio operating expenses                                          0.19%
--------------------------------------------------------------------------------
Estimated Underlying Fund expenses(4)                                     0.73%
--------------------------------------------------------------------------------
Net Portfolio operating expenses and estimated Underlying Fund expenses   0.93%

(1)   Based on estimated expenses for the current fiscal year.

(2) The Management Fee has two components: (a) a fee on assets invested in affiliated Fund assets, and (b) a fee on assets not invested in affiliated Funds (other assets). It is currently anticipated that substantially all the assets of each Portfolio will be invested in affiliated Funds, although in the future the Portfolio may invest in other assets. See "Fund Details -- Management Fee" for further information.

(3) The Adviser has agreed contractually to reimburse for certain Portfolio level expenses that exceed 0.09% of the average annual net assets, or to make a payment to a specific class of shares of the Portfolio in an amount equal to the amount by which the expenses attributable to such class of shares (excluding management fees, Underlying Fund expenses, transfer agency fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business and fees under any agreement or plans of the Portfolio dealing with services for shareholders and others with beneficial interests in shares of the Portfolio) exceed the percentage of average annual net assets (on an annualized basis) attributable as follows: 0.20% for Class I. This expense reimbursement shall continue in effect until October 1, 2007 and thereafter until terminated by the Adviser on notice to JHF II.

(4) The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the JHF II and JHF III Funds in which the Portfolio may invest, see " Information About the Underlying Funds -- Description of Funds."

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                                     Year 1      Year 3
--------------------------------------------------------------------------------
Class I                                                         $94        $372

Lifecycle 2030 Portfolio                         SUBADVISER  MFC Global (U.S.A.)

--------------------------------------------------------------------------------
[LOGO]

GOAL AND STRATEGY

The Portfolio seeks high total return until its target retirement date. To pursue this goal, the Portfolio, which is a fund of funds, invests, under normal market conditions, substantially all of its assets in Underlying Funds using an asset allocation strategy designed for investors expected to retire in 2030 (see the Target Allocation Chart under "Lifecycle Portfolios" for current target allocations).

Over time, the asset allocation strategy becomes increasingly conservative as described in the Glide Path Chart under "Lifecycle Portfolios". After December 31st of the designated retirement year of the Portfolio, the Portfolio's investment goal and strategy and its related investment policies and restrictions will become similar to those of the Retirement Portfolio reflecting that the Portfolio's investors have entered the target retirement stage.

The Portfolio is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for the Portfolio will be directed to its Underlying Funds that most deviate from target. Quarterly, the subadviser may also rebalance the Portfolio's Underlying Funds to maintain target allocations.

The investment performance of the Portfolio will reflect both its subadviser's allocation decisions with respect to Underlying Funds and investments and the investment decisions made by the Underlying Funds' subadvisers.

The Portfolio may invest in various Funds that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds. The Portfolio may also invest in the securities of other investment companies and may make direct investments in other types of investments, see "Other Permitted Investments".

--------------------------------------------------------------------------------
[LOGO]

MAIN RISKS

The initial target allocation for the Lifecycle 2030 Portfolio is 95% equity securities and 5% fixed income securities, also see the "Target Allocation Chart". When the Portfolio has a greater asset mix of equity securities it will be less conservative and have more equity securities risk exposure. These risks are explained under "Equity Securities Risk". Over time, as the Portfolio gets closer to its target date the Portfolio's asset mix becomes more conservative as it contains more fixed income and short-term fixed income securities. The risks associated with fixed income and short-term fixed income securities are explained under "Interest Rate Risk", "Credit Risk" and "High Yield Securities Risk". The Portfolio's transformation reflects the need to reduce investment risk as retirement approaches and the need for lower volatility since the Portfolio may be a primary source of income for an investor after retirement.

o Fund of Fund Risk. The Portfolio's ability to achieve its investment objective will depend largely on the ability of MFC Global (U.S.A.) to select the appropriate mix of Underlying Funds. In addition, achieving the Portfolio's objective will depend on the performance of the Underlying Funds which depends on the Underlying Funds' ability to meet their investment objectives. There can be no assurance that either the Portfolio or the Underlying Funds will achieve their investment objective.

      The Portfolio is subject to the same risks as the Underlying Funds in which it invests. The Portfolio invests in Underlying Funds which invest in fixed income securities (including in some cases high yield securities) and equity securities, including foreign securities and engage in hedging and other strategic transactions. To the extent the fund invests in these securities directly or engages in hedging and other strategic transactions, the fund will be subject to the same risks. As a Portfolio's asset mix becomes more conservative, the Portfolio becomes more susceptible to risks associated with fixed income securities.

o Equity Securities Risk. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the Underlying Funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

o Interest Rate Risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed income securities generally will increase. Conversely, when interest rates rise, the market value of fixed-income securities will generally decrease. The longer the remaining maturity of instruments held by the Underlying Funds, the more sensitive the Portfolio is to interest rate risk.

o Credit Risk. Fixed income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Underlying Funds may be affected by unfavorable political, economic or government developments that could affect the repayment of principal or the payment of interest.

o High Yield Securities Risk. Fixed income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

o Foreign Securities Risk. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

o Hedging and Other Strategic Transactions. These transactions (derivatives) could involve a loss to the Portfolio if the transaction is not successful and may involve a small investment of cash relative to the magnitude of the risks assumed. Certain of these transactions also have the risk of loss if the counterparty does not perform as promised.

For a more complete description of these risks, see "Information About the Underlying Funds -- Risks of Investing in Underlying Funds".

--------------------------------------------------------------------------------
[LOGO]

PAST PERFORMANCE

Because this is a new Portfolio, there is no past performance to report.

--------------------------------------------------------------------------------
[LOGO]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the Portfolio's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses(1)                                            Class I
--------------------------------------------------------------------------------
Management fee(2)                                                         0.06%
--------------------------------------------------------------------------------
Other expenses                                                            0.57%
--------------------------------------------------------------------------------
Total Portfolio operating expenses                                        0.63%
--------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 10-1-07)(3)             0.43%
--------------------------------------------------------------------------------
Net Portfolio operating expenses                                          0.20%
--------------------------------------------------------------------------------
Estimated Underlying Fund expenses(4)                                     0.74%
--------------------------------------------------------------------------------
Net Fund operating expenses and estimated Underlying Fund expenses        0.94%

(1)   Based on estimated expenses for the current fiscal year.

(2) The Management Fee has two components: (a) a fee on assets invested in affiliated Fund assets, and (b) a fee on assets not invested in affiliated Funds (other assets). It is currently anticipated that substantially all the assets of each Portfolio will be invested in affiliated Funds, although in the future the Portfolio may invest in other assets. See "Fund Details -- Management Fee" for further information.

(3) The Adviser has agreed contractually to reimburse for certain Portfolio level expenses that exceed 0.09% of the average annual net assets, or to make a payment to a specific class of shares of the Portfolio in an amount equal to the amount by which the expenses attributable to such class of shares (excluding management fees, Underlying Fund expenses, transfer agency fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business and fees under any agreement or plans of the Portfolio dealing with services for shareholders and others with beneficial interests in shares of the Portfolio) exceed the percentage of average annual net assets (on an annualized basis) attributable as follows: 0.20% for Class I. This expense reimbursement shall continue in effect until October 1, 2007 and thereafter until terminated by the Adviser on notice to JHF II.

(4) The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the JHF II and JHF III Funds in which the Portfolio may invest, see "Information About the Underlying Funds -- Description of Funds."

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                                     Year 1      Year 3
--------------------------------------------------------------------------------
Class I                                                         $96        $391

Lifecycle 2035 Portfolio                         SUBADVISER  MFC Global (U.S.A.)

--------------------------------------------------------------------------------
[LOGO]

GOAL AND STRATEGY

The Portfolio seeks high total return until its target retirement date. To pursue this goal, the Portfolio, which is a fund of funds, invests, under normal market conditions, substantially all of its assets in Underlying Funds using an asset allocation strategy designed for investors expected to retire in 2035 (see the Target Allocation Chart under "Lifecycle Portfolios" for current target allocations).

Over time, the asset allocation strategy becomes increasingly conservative as described in the Glide Path Chart under "Lifecycle Portfolios". After December 31st of the designated retirement year of the Portfolio, the Portfolio's investment goal and strategy and its related investment policies and restrictions will become similar to those of the Retirement Portfolio reflecting that the Portfolio's investors have entered the target retirement stage.

The Portfolio is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for the Portfolio will be directed to its Underlying Funds that most deviate from target. Quarterly, the subadviser may also rebalance the Portfolio's Underlying Funds to maintain target allocations.

The investment performance of the Portfolio will reflect both its subadviser's allocation decisions with respect to Underlying Funds and investments and the investment decisions made by the Underlying Funds' subadvisers.

The Portfolio may invest in various Funds that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds. The Portfolio may also invest in the securities of other investment companies and may make direct investments in other types of investments, see "Other Permitted Investments".

--------------------------------------------------------------------------------
[LOGO]

MAIN RISKS

The initial target allocation for the Lifecycle 2035 Portfolio is 98% equity securities and 2% fixed income securities, also see the "Target Allocation Chart". When the Portfolio has a greater asset mix of equity securities it will be less conservative and have more equity securities risk exposure. These risks are explained under "Equity Securities Risk". Over time, as the Portfolio gets closer to its target date the Portfolio's asset mix becomes more conservative as it contains more fixed income and short-term fixed income securities. The risks associated with fixed income and short-term fixed income securities are explained under "Interest Rate Risk", "Credit Risk" and "High Yield Securities Risk". The Portfolio's transformation reflects the need to reduce investment risk as retirement approaches and the need for lower volatility since the Portfolio may be a primary source of income for an investor after retirement.

o Fund of Fund Risk. The Portfolio's ability to achieve its investment objective will depend largely on the ability of MFC Global (U.S.A.) to select the appropriate mix of Underlying Funds. In addition, achieving the Portfolio's objective will depend on the performance of the Underlying Funds which depends on the Underlying Funds' ability to meet their investment objectives. There can be no assurance that either the Portfolio or the Underlying Funds will achieve their investment objective.

      The Portfolio is subject to the same risks as the Underlying Funds in which it invests. The Portfolio invests in Underlying Funds which invest in fixed income securities (including in some cases high yield securities) and equity securities, including foreign securities and engage in hedging and other strategic transactions. To the extent the Portfolio invests in these securities directly or engages in hedging and other strategic transactions, the Portfolio will be subject to the same risks. As a Portfolio's asset mix becomes more conservative, the Portfolio becomes more susceptible to risks associated with fixed income securities.

o Equity Securities Risk. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the Underlying Funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

o Interest Rate Risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed income securities generally will increase. Conversely, when interest rates rise, the market value of fixed income securities will generally decrease. The longer the remaining maturity of instruments held by the Underlying Funds, the more sensitive the Portfolio is to interest rate risk.

o Credit Risk. Fixed income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Underlying Funds may be affected by unfavorable political, economic or government developments that could affect the repayment of principal or the payment of interest.

o High Yield Securities Risk. Fixed income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

o Foreign Securities Risk. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

o Hedging and Other Strategic Transactions. These transactions (derivatives) could involve a loss to the Portfolio if the transaction is not successful and may involve a small investment of cash relative to the magnitude of the risks assumed. Certain of these transactions also have the risk of loss if the counterparty does not perform as promised.

For a more complete description of these risks, see " Information About the Underlying Funds -- Risks of Investing in Underlying Funds".

--------------------------------------------------------------------------------
[LOGO]

PAST PERFORMANCE

Because this is a new Portfolio, there is no past performance to report.

--------------------------------------------------------------------------------
[LOGO]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the Portfolio's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses(1)                                            Class I
--------------------------------------------------------------------------------
Management fee(2)                                                         0.06%
--------------------------------------------------------------------------------
Other expenses                                                            0.73%
--------------------------------------------------------------------------------
Total Portfolio operating expenses                                        0.79%
--------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 10-1-07)(3)             0.59%
--------------------------------------------------------------------------------
Net Portfolio operating expenses                                          0.20%
--------------------------------------------------------------------------------
Estimated Underlying Fund expenses(4)                                     0.76%
--------------------------------------------------------------------------------
Net Portfolio operating expenses and estimated Underlying Fund expenses   0.96%

(1)   Based on estimated expenses for the current fiscal year.

(2) The Management Fee has two components: (a) a fee on assets invested in affiliated Fund assets, and (b) a fee on assets not invested in affiliated Funds (other assets). It is currently anticipated that substantially all the assets of each Portfolio will be invested in affiliated Funds, although in the future the Portfolio may invest in other assets. See "Fund Details -- Management Fee" for further information.

(3) The Adviser has agreed contractually to reimburse for certain Portfolio level expenses that exceed 0.09% of the average annual net assets, or to make a payment to a specific class of shares of the Portfolio in an amount equal to the amount by which the expenses attributable to such class of shares (excluding management fees, Underlying Fund expenses, transfer agency fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio business and fees under any agreement or plans of the Portfolio dealing with services for shareholders and others with beneficial interests in shares of the Portfolio) exceed the percentage of average annual net assets (on an annualized basis) attributable as follows: 0.20% for Class I. This expense reimbursement shall continue in effect until October 1, 2007 and thereafter until terminated by the Adviser on notice to JHF II.

(4) The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the JHF II and JHF III Funds in which the Portfolio may invest, see "Information About the Underlying Funds -- Description of Funds."

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                                     Year 1      Year 3
--------------------------------------------------------------------------------
Class I                                                         $95        $432

Lifecycle 2040 Portfolio                         SUBADVISER  MFC Global (U.S.A.)

--------------------------------------------------------------------------------
[LOGO]

GOAL AND STRATEGY

The Portfolio seeks high total return until its target retirement date. To pursue this goal, the Portfolio, which is a fund of funds, invests, under normal market conditions, substantially all of its assets in Underlying Funds using an asset allocation strategy designed for investors expected to retire in 2040 (see the Target Allocation Chart under "Lifecycle Portfolios" for current target allocations).

Over time, the asset allocation strategy becomes increasingly conservative as described in the Glide Path Chart under "Lifecycle Portfolios". After December 31st of the designated retirement year of the Portfolio, the Portfolio's investment goal and strategy and its related investment policies and restrictions will become similar to those of the Retirement Portfolio reflecting that the Portfolio's investors have entered the target retirement stage.

The Portfolio is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for the Portfolio will be directed to its Underlying Funds that most deviate from target. Quarterly, the subadviser may also rebalance the Portfolio's Underlying Funds to maintain target allocations.

The investment performance of the Portfolio will reflect both its subadviser's allocation decisions with respect to Underlying Funds and investments and the investment decisions made by the Underlying Funds' subadvisers.

The Portfolio may invest in various Funds that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds. The Portfolio may also invest in the securities of other investment companies and may make direct investments in other types of investments, see "Other Permitted Investments".

--------------------------------------------------------------------------------
[LOGO]

MAIN RISKS

The initial target allocation for the Lifecycle 2040 Portfolio is 100% equity securities and 0% fixed income securities, also see the "Target Allocation Chart". When the Portfolio has a greater asset mix of equity securities it will be less conservative and have more equity securities risk exposure. These risks are explained under "Equity Securities Risk". Over time, as the Portfolio gets closer to its target date the Portfolio's asset mix becomes more conservative as it contains more fixed income and short-term fixed income securities. The risks associated with fixed income and short-term fixed income securities are explained under "Interest Rate Risk", "Credit Risk" and "High Yield Securities Risk". The Portfolio's transformation reflects the need to reduce investment risk as retirement approaches and the need for lower volatility since the Portfolio may be a primary source of income for an investor after retirement.

o Fund of Fund Risk. The Portfolio's ability to achieve its investment objective will depend largely on the ability of MFC Global (U.S.A.) to select the appropriate mix of Underlying Funds. In addition, achieving the Portfolio's objective will depend on the performance of the Underlying Funds which depends on the Underlying Funds' ability to meet their investment objectives. There can be no assurance that either the Portfolio or the Underlying Funds will achieve their investment objective.

      The Portfolio is subject to the same risks as the Underlying Funds in which it invests. The Portfolio invests in Underlying Funds which invest in fixed income securities (including in some cases high yield securities) and equity securities, including foreign securities and engage in hedging and other strategic transactions. To the extent the Portfolio invests in these securities directly or engages in hedging and other strategic transactions, the Portfolio will be subject to the same risks. As a Portfolio's asset mix becomes more conservative, the Portfolio becomes more susceptible to risks associated with fixed income securities.

o Equity Securities Risk. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the Underlying Funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

o Interest Rate Risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed income securities generally will increase. Conversely, when interest rates rise, the market value of fixed income securities will generally decrease. The longer the remaining maturity of instruments held by the Underlying Funds, the more sensitive the Portfolio is to interest rate risk.

o Credit Risk. Fixed income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Underlying Funds may be affected by unfavorable political, economic or government developments that could affect the repayment of principal or the payment of interest.

o High Yield Securities Risk. Fixed income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

o Foreign Securities Risk. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

o Hedging and Other Strategic Transactions. These transactions (derivatives) could involve a loss to the Portfolio if the transaction is not successful and may involve a small investment of cash relative to the magnitude of the risks assumed. Certain of these transactions also have the risk of loss if the counterparty does not perform as promised.

For a more complete description of these risks, see " Information About the Underlying Funds -- Risks of Investing in Underlying Funds".

--------------------------------------------------------------------------------
[LOGO]

PAST PERFORMANCE

Because this is a new Portfolio, there is no past performance to report.

--------------------------------------------------------------------------------
[LOGO]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the Portfolio's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses(1)                                            Class I
--------------------------------------------------------------------------------
Management fee(2)                                                         0.06%
--------------------------------------------------------------------------------
Other expenses                                                            0.75%
--------------------------------------------------------------------------------
Total Portfolio operating expenses                                        0.81%
--------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 10-1-07)(3)             0.61%
--------------------------------------------------------------------------------
Net Portfolio operating expenses                                          0.20%
--------------------------------------------------------------------------------
Estimated Underlying Fund expenses(4)                                     0.76%
--------------------------------------------------------------------------------
Net Portfolio operating expenses and estimated Underlying Fund expenses   0.96%

(1)   Based on estimated expenses for the current fiscal year.

(2) The Management Fee has two components: (a) a fee on assets invested in affiliated Fund assets, and (b) a fee on assets not invested in affiliated Funds (other assets). It is currently anticipated that substantially all the assets of each Portfolio will be invested in affiliated Funds, although in the future the Portfolio may invest in other assets. See "Fund Details -- Management Fee" for further information.

(3) The Adviser has agreed contractually to reimburse for certain Portfolio level expenses that exceed 0.09% of the average annual net assets, or to make a payment to a specific class of shares of the Portfolio in an amount equal to the amount by which the expenses attributable to such class of shares (excluding management fees, Underlying Fund expenses, transfer agency fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business and fees under any agreement or plans of the Portfolio dealing with services for shareholders and others with beneficial interests in shares of the Portfolio) exceed the percentage of average annual net assets (on an annualized basis) attributable as follows: 0.20% for Class I. This expense reimbursement shall continue in effect until October 1, 2007 and thereafter until terminated by the Adviser on notice to JHF II.

(4) The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the JHF II and JHF III Funds in which the Portfolio may invest, see "Information About the Underlying Funds -- Description of Funds."

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                                     Year 1      Year 3
--------------------------------------------------------------------------------
Class I                                                         $95        $436

Lifecycle 2045 Portfolio                         SUBADVISER  MFC Global (U.S.A.)

--------------------------------------------------------------------------------
[LOGO]

GOAL AND STRATEGY

The Portfolio seeks high total return until its target retirement date. To pursue this goal, the Portfolio, which is a fund of funds, invests, under normal market conditions, substantially all of its assets in Underlying Funds using an asset allocation strategy designed for investors expected to retire in 2045 (see the Target Allocation Chart under "Lifecycle Portfolios" for current target allocations).

Over time, the asset allocation strategy becomes increasingly conservative as described in the Glide Path Chart under "Lifecycle Portfolios". After December 31st of the designated retirement year of the Portfolio, the Portfolio's investment goal and strategy and its related investment policies and restrictions will become similar to those of the Retirement Portfolio reflecting that the Portfolio's investors have entered the target retirement stage.

The Portfolio is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for the Portfolio will be directed to its Underlying Funds that most deviate from target. Quarterly, the subadviser may also rebalance the Portfolio's Underlying Funds to maintain target allocations.

The investment performance of the Portfolio will reflect both its subadviser's allocation decisions with respect to Underlying Funds and investments and the investment decisions made by the Underlying Funds' subadvisers.

The Portfolio may invest in various Funds that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds. The Portfolio may also invest in the securities of other investment companies and may make direct investments in other types of investments, see "Other Permitted Investments".

--------------------------------------------------------------------------------
[LOGO]

MAIN RISKS

The initial target allocation for the Lifecycle 2045 Portfolio is 100% equity securities and 0% fixed income securities, also see the "Target Allocation Chart". When the Portfolio has a greater asset mix of equity securities it will be less conservative and have more equity securities risk exposure. These risks are explained under "Equity Securities Risk". Over time, as the Portfolio gets closer to its target date the Portfolio's asset mix becomes more conservative as it contains more fixed income and short-term fixed income securities. The risks associated with fixed income and short-term fixed income securities are explained under "Interest Rate Risk", "Credit Risk" and "High Yield Securities Risk". The Portfolio's transformation reflects the need to reduce investment risk as retirement approaches and the need for lower volatility since the Portfolio may be a primary source of income for an investor after retirement.

o Fund of Fund Risk. The Portfolio's ability to achieve its investment objective will depend largely on the ability of MFC Global (U.S.A.) to select the appropriate mix of Underlying Funds. In addition, achieving the Portfolio's objective will depend on the performance of the Underlying Funds which depends on the Underlying Funds' ability to meet their investment objectives. There can be no assurance that either the Portfolio or the Underlying Funds will achieve their investment objective.

      The Portfolio is subject to the same risks as the Underlying Funds in which it invests. The Portfolio invests in Underlying Funds which invest in fixed income securities (including in some cases high yield securities) and equity securities, including foreign securities and engage in hedging and other strategic transactions. To the extent the Portfolio invests in these securities directly or engages in hedging and other strategic transactions, the Portfolio will be subject to the same risks. As a Portfolio's asset mix becomes more conservative, the Portfolio becomes more susceptible to risks associated with fixed income securities.

o Equity Securities Risk. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the Underlying Funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

o Interest Rate Risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed income securities generally will increase. Conversely, when interest rates rise, the market value of fixed income securities will generally decrease. The longer the remaining maturity of instruments held by the Underlying Funds, the more sensitive the Portfolio is to interest rate risk.

o Credit Risk. Fixed income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Underlying Funds may be affected by unfavorable political, economic or government developments that could affect the repayment of principal or the payment of interest.

o High Yield Securities Risk. Fixed income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

o Foreign Securities Risk. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

o Hedging and Other Strategic Transactions. These transactions (derivatives) could involve a loss to the Portfolio if the transaction is not successful and may involve a small investment of cash relative to the magnitude of the risks assumed. Certain of these transactions also have the risk of loss if the counterparty does not perform as promised.

For a more complete description of these risks, see " Information About the Underlying Funds -- Risks of Investing in Underlying Funds".

--------------------------------------------------------------------------------
[LOGO]

PAST PERFORMANCE

Because this is a new Portfolio, there is no past performance to report.

--------------------------------------------------------------------------------
[LOGO]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the Portfolio's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses(1)                                            Class I
--------------------------------------------------------------------------------
Management fee(2)                                                         0.06%
--------------------------------------------------------------------------------
Other expenses                                                            1.80%
--------------------------------------------------------------------------------
Total Portfolio operating expenses                                        1.86%
--------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 10-1-07)(3)             1.66%
--------------------------------------------------------------------------------
Net Portfolio operating expenses                                          0.20%
--------------------------------------------------------------------------------
Estimated Underlying Fund expenses(4)                                     0.76%
--------------------------------------------------------------------------------
Net Portfolio operating expenses and estimated Underlying Fund expenses   0.96%

(1)   Based on estimated expenses for the current fiscal year.

(2) The Management Fee has two components: (a) a fee on assets invested in affiliated Fund assets, and (b) a fee on assets not invested in affiliated Funds (other assets). It is currently anticipated that substantially all the assets of each Portfolio will be invested in affiliated Funds, although in the future the Portfolio may invest in other assets. See "Fund Details -- Management Fee" for further information.

(3) The Adviser has agreed contractually to reimburse for certain Portfolio level expenses that exceed 0.09% of the average annual net assets, or to make a payment to a specific class of shares of the Portfolio in an amount equal to the amount by which the expenses attributable to such class of shares (excluding management fees, Underlying Fund expenses, transfer agency fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business and fees under any agreement or plans of the Portfolio dealing with services for shareholders and others with beneficial interests in shares of the Portfolio) exceed the percentage of average annual net assets (on an annualized basis) attributable as follows: 0.20% for Class I. This expense reimbursement shall continue in effect until October 1, 2007 and thereafter until terminated by the Adviser on notice to JHF II.

(4) The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the JHF II and JHF III Funds in which the Portfolio may invest, see "Information About the Underlying Funds -- Description of Funds."

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                                     Year 1      Year 3
--------------------------------------------------------------------------------
Class I                                                         $98        $656

Lifecycle 2050 Portfolio                         SUBADVISER  MFC Global (U.S.A.)

--------------------------------------------------------------------------------
[LOGO]

GOAL AND STRATEGY

The Portfolio seeks high total return until its target retirement date. To pursue this goal, the Portfolio, which is a fund of funds, invests, under normal market conditions, substantially all of its assets in Underlying Funds using an asset allocation strategy designed for investors expected to retire in 2050 (see the Target Allocation Chart under "Lifecycle Portfolios" for current target allocations).

Over time, the asset allocation strategy becomes increasingly conservative as described in the Glide Path Chart under "Lifecycle Portfolios". After December 31st of the designated retirement year of the Portfolio, the Portfolio's investment goal and strategy and its related investment policies and restrictions will become similar to those of the Retirement Portfolio reflecting that the Portfolio's investors have entered the target retirement stage.

The Portfolio is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for the Portfolio will be directed to its Underlying Funds that most deviate from target. Quarterly, the subadviser may also rebalance the Portfolio's Underlying Funds to maintain target allocations.

The investment performance of the Portfolio will reflect both its subadviser's allocation decisions with respect to Underlying Funds and investments and the investment decisions made by the Underlying Funds' subadvisers.

The Portfolio may invest in various Funds that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds. The Portfolio may also invest in the securities of other investment companies and may make direct investments in other types of investments, see "Other Permitted Investments".

--------------------------------------------------------------------------------
[LOGO]

MAIN RISKS

The initial target allocation for the Lifecycle 2050 Portfolio is 100% equity securities and 0% fixed income securities, also see the "Target Allocation Chart". When the Portfolio has a greater asset mix of equity securities it will be less conservative and have more equity securities risk exposure. These risks are explained under "Equity Securities Risk". Over time, as the Portfolio gets closer to its target date the Portfolio's asset mix becomes more conservative as it contains more fixed income and short-term fixed income securities. The risks associated with fixed income and short-term fixed income securities are explained under "Interest Rate Risk", "Credit Risk" and "High Yield Securities Risk". The Portfolio's transformation reflects the need to reduce investment risk as retirement approaches and the need for lower volatility since the Portfolio may be a primary source of income for an investor after retirement.

o Fund of Fund Risk. The Portfolio's ability to achieve its investment objective will depend largely on the ability of MFC Global (U.S.A.) to select the appropriate mix of Underlying Funds. In addition, achieving the Portfolio's objective will depend on the performance of the Underlying Funds which depends on the Underlying Funds' ability to meet their investment objectives. There can be no assurance that either the Portfolio or the Underlying Funds will achieve their investment objective.

      The Portfolio is subject to the same risks as the Underlying Funds in which it invests. The Portfolio invests in Underlying Funds which invest in fixed income securities (including in some cases high yield securities) and equity securities, including foreign securities and engage in hedging and other strategic transactions. To the extent the Portfolio invests in these securities directly or engages in hedging and other strategic transactions, the Portfolio will be subject to the same risks. As a Portfolio's asset mix becomes more conservative, the Portfolio becomes more susceptible to risks associated with fixed income securities.

o Equity Securities Risk. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the Underlying Funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

o Interest Rate Risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed income securities generally will increase. Conversely, when interest rates rise, the market value of fixed income securities will generally decrease. The longer the remaining maturity of instruments held by the Underlying Funds, the more sensitive the Portfolio is to interest rate risk.

o Credit Risk. Fixed income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Underlying Funds may be affected by unfavorable political, economic or government developments that could affect the repayment of principal or the payment of interest.

o High Yield Securities Risk. Fixed income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

o Foreign Securities Risk. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

o Hedging and Other Strategic Transactions. These transactions (derivatives) could involve a loss to the Portfolio if the transaction is not successful and may involve a small investment of cash relative to the magnitude of the risks assumed. Certain of these transactions also have the risk of loss if the counterparty does not perform as promised.

For a more complete description of these risks, see " Information About the Underlying Funds -- Risks of Investing in Underlying Funds".

--------------------------------------------------------------------------------
[LOGO]

PAST PERFORMANCE

Because this is a new Portfolio, there is no past performance to report.

--------------------------------------------------------------------------------
[LOGO]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the Portfolio's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses(1)                                            Class I
--------------------------------------------------------------------------------
Management fee(2)                                                         0.06%
--------------------------------------------------------------------------------
Other expenses                                                            4.33%
--------------------------------------------------------------------------------
Total Portfolio operating expenses                                        4.39%
--------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 10-1-07)(3)             4.19%
--------------------------------------------------------------------------------
Net Portfolio operating expenses                                          0.20%
--------------------------------------------------------------------------------
Estimated Underlying Fund expenses(4)                                     0.76%
--------------------------------------------------------------------------------
Net Portfolio operating expenses and estimated Underlying Fund expenses   0.96%

(1)   Based on estimated expenses for the current fiscal year.

(2) The Management Fee has two components: (a) a fee on assets invested in affiliated Fund assets, and (b) a fee on assets not invested in affiliated Funds (other assets). It is currently anticipated that substantially all the assets of each Portfolio will be invested in affiliated Funds, although in the future the Portfolio may invest in other assets. See "Fund Details -- Management Fee" for further information.

(3) The Adviser has agreed contractually to reimburse for certain Portfolio level expenses that exceed 0.09% of the average annual net assets, or to make a payment to a specific class of shares of the Portfolio in an amount equal to the amount by which the expenses attributable to such class of shares (excluding management fees, Underlying Fund expenses, transfer agency fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business and fees under any agreement or plans of the Portfolio dealing with services for shareholders and others with beneficial interests in shares of the fund) exceed the percentage of average annual net assets (on an annualized basis) attributable as follows: 0.20% for Class I. This expense reimbursement shall continue in effect until October 1, 2007 and thereafter until terminated by the Adviser on notice to JHF II.

(4) The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the JHF II and JHF III Funds in which the Portfolio may invest, see " Information About the Underlying Funds -- Description of Funds."

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                                     Year 1      Year 3
--------------------------------------------------------------------------------
Class I                                                         $98      $1,168

Lifecycle Retirement Portfolio                   SUBADVISER  MFC Global (U.S.A.)

--------------------------------------------------------------------------------
[LOGO]

GOAL AND STRATEGY

The Portfolio seeks maximum real return, consistent with the preservation of capital and prudent investment management. To pursue this goal, the Portfolio may invest in various Funds of the JHF II and JHF III that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities and science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds in which the Portfolio invests focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in Underlying Funds. The Portfolio may also invest in the securities of other investment companies and may make direct investments in other types of investments, see "Other Permitted Investments".

In employing its investment strategies for the Portfolio, the subadviser attempts to achieve a total rate of return that will support an inflation-adjusted average annual withdrawal rate of 6% of initial investment (before fees) over a long-term time horizon (approximately 30 years) while attempting to maintain a low probability of negative returns in any 12-month time period. The adviser and subadviser do not represent or guarantee that the Portfolio will meet this total return goal or achieve positive returns every year.

The Portfolio is eligible to invest in all Underlying Funds, except the Lifestyle Portfolios. When investing in shares of Funds, the Portfolio purchases only NAV shares (which are not subject to Rule 12b-1 fees).

--------------------------------------------------------------------------------
[LOGO]

MAIN RISKS

The initial target allocation for the Lifecycle Retirement Portfolio is 50% equity securities and 50% fixed income securities, also see the "Target Allocation Chart". When the Portfolio has a greater asset mix of equity securities it will be less conservative and have more equity securities risk exposure. These risks are explained under "Equity Securities Risk". The risks associated with fixed income and short-term fixed income securities are explained under "Interest Rate Risk", "Credit Risk" and "High Yield Securities Risk".

o Fund of Fund Risk. The Portfolio's ability to achieve its investment objective will depend largely on the ability of MFC Global (U.S.A.) to select the appropriate mix of Underlying Funds. In addition, achieving the Portfolio's objective will depend on the performance of the Underlying Funds which depends on the Underlying Funds' ability to meet their investment objectives. There can be no assurance that either the Portfolio or the Underlying Funds will achieve their investment objective.

      The Portfolio is subject to the same risks as the Underlying Funds in which it invests. The Portfolio invests in Underlying Funds which invests in fixed income securities (including in some cases high yield securities) and equity securities, including foreign securities and engage in hedging and other strategic transactions. To the extent the Portfolio invests in these securities directly or engages in hedging and other strategic transactions, the Portfolio will be subject to the same risks.

o Equity Securities Risk. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the Underlying Funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

o Interest Rate Risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed income securities generally will increase. Conversely, when interest rates rise, the market value of fixed income securities will generally decrease. The longer the remaining maturity of instruments held by the Underlying Funds, the more sensitive the Portfolio is to interest rate risk.

o Credit Risk. Fixed income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Underlying Funds may be affected by unfavorable political, economic or government developments that could affect the repayment of principal or the payment of interest.

o High Yield Securities Risk. Fixed income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

o Foreign Securities Risk. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

o Hedging and Other Strategic Transactions. These transactions (derivatives) could involve a loss to the Portfolio if the transaction is not successful and may involve a small investment of cash relative to the magnitude of the risks assumed. Certain of these transactions also have the risk of loss if the counterparty does not perform as promised.

For a more complete description of these risks, see "Information About the Underlying Funds -- Risks of Investing in Underlying Funds".

--------------------------------------------------------------------------------
[LOGO]

PAST PERFORMANCE

Because this is a new Portfolio, there is no past performance to report.

--------------------------------------------------------------------------------
[LOGO]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the Portfolio's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses(1)                                            Class I
--------------------------------------------------------------------------------
Management fee(2)                                                         0.10%
--------------------------------------------------------------------------------
Other expenses                                                            1.57%
--------------------------------------------------------------------------------
Total Portfolio operating expenses                                        1.67%
--------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 10-1-07)(3)             1.43%
--------------------------------------------------------------------------------
Net Portfolio operating expenses                                          0.24%
--------------------------------------------------------------------------------
Estimated Underlying Fund expenses(4)                                     0.71%
--------------------------------------------------------------------------------
Net Portfolio operating expenses and estimated Underlying Fund expenses   0.95%

(1)   Based on estimated expenses for the current fiscal year.

(2) The Management Fee has two components: (a) a fee on assets invested in affiliated Fund assets, and (b) a fee on assets not invested in affiliated Funds (other assets). It is currently anticipated that substantially all the assets of each Portfolio will be invested in affiliated Funds, although in the future the Portfolio may invest in other assets. See "Fund Details -- Management Fee" for further information.

(3) The Adviser has agreed contractually to reimburse for certain Portfolio level expenses that exceed 0.09% of the average annual net assets, or to make a payment to a specific class of shares of the Portfolio in an amount equal to the amount by which the expenses attributable to such class of shares (excluding taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business and fees under any agreement or plans of the Portfolio dealing with services for shareholders and others with beneficial interests in shares of the Portfolio) exceed the percentage of average annual net assets (on an annualized basis) attributable as follows: 0.24% for Class I. This expense reimbursement shall continue in effect until October 1, 2007 and thereafter until terminated by the Adviser on notice to JHF II.

(4) The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the JHF II and JHF III Funds in which the Portfolio may invest, see "Information About the Underlying Funds -- Description of Funds."

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                                     Year 1      Year 3
--------------------------------------------------------------------------------
Class I                                                         $97        $605

--------------------------------------------------------------------------------
FUND CODES

--------------------------------------------------------------------------------
                                                                         Class I
--------------------------------------------------------------------------------

Lifecycle 2010 Portfolio
--------------------------------------------------------------------------------
Ticker                                                                     xxxxx
--------------------------------------------------------------------------------
CUSIP                                                                41015E 64 3
--------------------------------------------------------------------------------
Newspaper                                                                     --
--------------------------------------------------------------------------------
JH fund number                                                                xx
--------------------------------------------------------------------------------

Lifecycle 2015 Portfolio
--------------------------------------------------------------------------------
Ticker                                                                     xxxxx
--------------------------------------------------------------------------------
CUSIP                                                                41015E 52 8
--------------------------------------------------------------------------------
Newspaper                                                                     --
--------------------------------------------------------------------------------
JH fund number                                                                xx
--------------------------------------------------------------------------------

Lifecycle 2020 Portfolio
--------------------------------------------------------------------------------
Ticker                                                                     xxxxx
--------------------------------------------------------------------------------
CUSIP                                                                41015E 39 5
--------------------------------------------------------------------------------
Newspaper                                                                     --
--------------------------------------------------------------------------------
JH fund number                                                                xx
--------------------------------------------------------------------------------

Lifecycle 2025 Portfolio
--------------------------------------------------------------------------------
Ticker                                                                     xxxxx
--------------------------------------------------------------------------------
CUSIP                                                                41015E 27 0
--------------------------------------------------------------------------------
Newspaper                                                                     --
--------------------------------------------------------------------------------
JH fund number                                                                xx
--------------------------------------------------------------------------------

Lifecycle 2030 Portfolio
--------------------------------------------------------------------------------
Ticker                                                                     xxxxx
--------------------------------------------------------------------------------
CUSIP                                                                47803M 79 6
--------------------------------------------------------------------------------
Newspaper                                                                     --
--------------------------------------------------------------------------------
JH fund number                                                                xx
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         Class I
--------------------------------------------------------------------------------

Lifecycle 2035 Portfolio
--------------------------------------------------------------------------------
Ticker                                                                     xxxxx
--------------------------------------------------------------------------------
CUSIP                                                                47803M 67 1
--------------------------------------------------------------------------------
Newspaper                                                                     --
--------------------------------------------------------------------------------
JH fund number                                                                xx
--------------------------------------------------------------------------------

Lifecycle 2040 Portfolio
--------------------------------------------------------------------------------
Ticker                                                                     xxxxx
--------------------------------------------------------------------------------
CUSIP                                                                47803M 55 6
--------------------------------------------------------------------------------
Newspaper                                                                     --
--------------------------------------------------------------------------------
JH fund number                                                                xx
--------------------------------------------------------------------------------

Lifecycle 2045 Portfolio
--------------------------------------------------------------------------------
Ticker                                                                     xxxxx
--------------------------------------------------------------------------------
CUSIP                                                                47803M 43 2
--------------------------------------------------------------------------------
Newspaper                                                                     --
--------------------------------------------------------------------------------
JH fund number                                                                xx
--------------------------------------------------------------------------------

Lifecycle 2050 Portfolio
--------------------------------------------------------------------------------
Ticker                                                                     xxxxx
--------------------------------------------------------------------------------
CUSIP                                                                47803M 31 7
--------------------------------------------------------------------------------
Newspaper                                                                     --
--------------------------------------------------------------------------------
JH fund number                                                                xx
--------------------------------------------------------------------------------

Lifecycle Retirement Portfolio
--------------------------------------------------------------------------------
Ticker                                                                     xxxxx
--------------------------------------------------------------------------------
CUSIP                                                                47804A 20 5
--------------------------------------------------------------------------------
Newspaper                                                                     --
--------------------------------------------------------------------------------
JH fund number                                                                xx
--------------------------------------------------------------------------------

28  YOUR ACCOUNT

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OTHER PERMITTED INVESTMENTS

The Portfolios may also invest in:

o     U.S. government securities and short-term paper.

o Shares of other registered open-end investment companies (and registered unit investment trusts) within the same "group of investment companies" as that term is defined in Section 12 of the 1940 Act.

In addition, if permitted by SEC order or applicable regulations, the Portfolios may:

o     Purchase domestic and foreign equity and fixed income securities.

o Invest in equity securities which may include common and preferred stocks of large-, medium- and small-capitalization companies in both developed (including the U.S.) and emerging markets.

o Invest in fixed income securities which may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations and supranationals, inflation protected securities, convertible bonds, mortgaged-backed securities, asset-backed securities and collateralized debt securities. Investments in fixed income securities may include securities of issuers in both developed (including the U.S.) and emerging markets and may include fixed income securities rated below investment grade.

o Purchase securities of registered closed-end investment companies that are part of the same "group of investment companies" as that term is defined in Section 12 of the 1940 Act.

o Invest up to 15% of its net assets in illiquid securities of such entities as limited partnerships and other pooled investment vehicles such as hedge funds.

o Make short sales of securities (borrow and sell securities not owned by a Portfolio), either to realize appreciation when a security that the Portfolio does not own declines in value or as a hedge against potential declines in the value of a Portfolio security.

o Invest in publicly traded partnerships, including publicly traded partnerships that invest principally in commodities or commodities-linked derivatives.

If permitted by SEC order or applicable regulations, the Portfolios are authorized to use various investment strategies such as hedging and other related transactions. For example, the Portfolios may use derivative instruments (such as options, futures and swaps) for hedging purposes, including hedging various market risks and managing the effective maturity or duration of debt instruments held in a Portfolio. In addition, these strategies may be used to gain exposure to a particular securities market. The Portfolios also may purchase and sell physical commodities and may enter into swap contracts and other commodity-linked derivative instruments including those linked to physical commodities. Please refer to "Hedging and Other Strategic Transactions" in both the prospectus and the Statement of Additional Information ("SAI").

As indicated, the Portfolios may engage in a number of the investment practices described above only if permitted under applicable regulations or SEC exemptive relief from certain prohibitions is obtained. There can be no assurance, however, that such relief will be granted.

TEMPORARY DEFENSIVE INVESTING

The Portfolios may invest up to 100% of their assets in cash or money market instruments for the purpose of:

o     meeting redemption requests,

o     making other anticipated cash payments, or

o protecting the Portfolios in the event MFC Global Investment Management (U.S.A.) Limited determines that market or economic conditions warrant a defensive posture.

To the extent a Portfolio is in a defensive position, its ability to achieve its investment objective will be limited.

MANAGEMENT OF THE PORTFOLIOS

Subject to the limitations described above, the Portfolios may at any time invest any percentage of their assets in any of the different investments described above. The subadviser may from time to time adjust the percentage of assets invested in any specific investment held by the Portfolios. Such adjustments may be made, for example, to increase or decrease a Portfolio's holdings of a particular asset class, to adjust portfolio quality or the duration of fixed income securities or to increase or reduce the percent of a Portfolio's assets subject to the management of a particular Underlying Fund. In addition, changes may be made to reflect fundamental changes in the investment environment.

Your account

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WHO CAN BUY SHARES

Class I shares are offered without any sales charge to certain types of investors, as noted below:

o     Retirement and other benefit plans and their participants

o     Rollover assets for participants whose plans are invested in the portfolio

o     Endowment funds and foundations

o Any state, county or city, or its instrumentality, department, authority or agency

o Accounts registered to insurance companies, trust companies and bank trust departments

o     Investment companies not affiliated with the adviser

o Investors who participate in fee-based, wrap and other investment platform programs

o     Any entity that is considered a corporation for tax purposes

o Portfolio trustees and other individuals who are affiliated with this portfolio or other John Hancock funds

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OPENING AN ACCOUNT

1     Read this prospectus carefully.

2     Determine if you are eligible, by referring to "Who Can Buy Shares".

3 Determine how much you want to invest. The minimum initial investment is $10,000. There is no minimum investment for retirement plans with at least 350 eligible employees.

4 All shareholders must complete the account application, carefully following the instructions. If you have any questions, please contact your financial representative or call Signature Services, Inc. at 1-888-972-8696.

5     Make your initial investment using the table on the next page.

Important information about opening a new account To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify and record information that identifies each person or entity that opens an account.

For individual investors opening an account When you open an account, you will be asked for your name, residential address, date of birth and social security number.

For investors other than individuals When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the accounts such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments or partnership agreements and other information that will help Signature Services identify the entity. Please see the Mutual Fund Account Application for more details.

Additional payments to financial intermediaries Shares of the Portfolios are primarily sold through financial intermediaries (firms), such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. These firms may be compensated for selling shares of the Portfolios in two principal ways:

o     directly, by the payment of sales commissions, if any; and

o     indirectly, as a result of the Portfolio paying Rule 12b-1 fees.

Certain firms may request, and John Hancock Funds, LLC (the "Distributor") may agree to make, payments in addition to sales commissions and Rule 12b-1 fees out of the Distributor's own resources. These additional payments are sometimes referred to as "revenue sharing." These payments assist in our efforts to promote the sale of the Portfolios' shares. The Distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The Distributor determines which firms to support and the extent of the payments it is willing to make. The Distributor generally chooses to compensate firms that have a strong capability to distribute shares of the Portfolios and that are willing to cooperate with the Distributor's promotional efforts.

The Distributor hopes to benefit from revenue sharing by increasing the Portfolios' net assets, which, as well as benefiting the Portfolios, would result in additional management and other fees for the Adviser and its affiliates. In consideration for revenue sharing, a firm may feature certain Portfolios in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the Distributor's marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the intermediary's sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the Portfolios, the intermediary may earn a profit on these payments. Revenue sharing payments may provide your firm with an incentive to favor the Portfolios.

The SAI discusses the Distributor's revenue sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the Distributor or the Portfolios, as well as about fees and/or commissions it charges.

The Distributor, Adviser and their affiliates may have other relationships with your firm relating to the provision of services to the Portfolios, such as providing omnibus account services, transaction processing services or effecting portfolio transactions for Portfolios. If your intermediary provides these services, the Adviser or the Portfolios may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the Adviser or its affiliates that are not related to the Portfolios.

30  YOUR ACCOUNT

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Buying shares
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              Opening an account                                          Adding to an account
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By check
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[LOGO]        o  Make out a check for the investment amount, payable to   o  Make out a check for the investment amount, payable to
                 "John Hancock Signature Services, Inc."                     "John Hancock Signature Services, Inc."

              o  Deliver the check and your completed application to      o  If your account statement has a detachable investment
                 your financial representative or mail them to               slip, please complete in its entirety. If no slip is
                 Signature Services (address below).                         available, include a note specifying the Portfolio
                                                                             name(s), your share class, your account number and the
                                                                             name(s) in which the account is registered.

                                                                          o  Deliver the check and your investment slip or note to
                                                                             your financial representative or mail them to Signature
                                                                             Services (address below).

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By exchange
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[LOGO]        o  Call your financial representative or Signature          o  Call your financial representative or Signature
                 Services to request an exchange.                            Services to request an exchange.

              o  You may only exchange for shares of other                o  You may only exchange for shares of other institutional
                 institutional funds, Class I shares or Money Market         funds, Class I shares or Money Market Fund Class A
                 Fund Class A shares.                                        shares.

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By wire
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[LOGO]        o  Deliver your completed application to your financial     o  Obtain wiring instructions by calling Signature
                 representative or mail it to Signature Services.            Services at 1-888-972-8696.

              o  Obtain your account number by calling your financial     o  Instruct your bank to wire the amount of your
                 representative or Signature Services.                       investment. Specify the Portfolio name(s), your share
                                                                             class, your account number and the name(s) in which the
                                                                             account is registered. Your bank may charge a fee to
              o  Obtain wiring instructions by calling Signature             wire funds.
                 Services at 1-888-972-8696.

              o Instruct your bank to wire the amount of your investment. Specify the fund name(s), your share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

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By phone
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[LOGO]           See "By exchange" and "By wire."                         o  Verify that your bank or credit union is a member of
                                                                             the Automated Clearing House (ACH) system.

                                                                          o  Complete the "To Purchase, Exchange or Redeem Shares
                                                                             via Telephone" and "Bank Information" sections on your
                                                                             account application.

                                                                          o  Call Signature Services between 8:30 A.M. and 5:00 P.M.
                                                                             Eastern Time on most business days to verify that these
                                                                             features are in place on your account.

                                                                          o  Call your financial representative or Signature
                                                                             Services with the fund name(s), your share class, your
                                                                             account number, address, the name(s) in which the
                                                                             account is registered and the amount of your
                                                                             investment.

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Address:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

Phone Number: 1-888-972-8696

Or contact your financial representative for instructions and assistance.

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                                                                YOUR ACCOUNT  31

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Selling shares
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                                                                          To sell some or all of your shares
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By letter
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[LOGO]        o  Sales of any amount.                                     o  Write a letter of instruction indicating the fund name, your account number, your share class, the name(s) in
                                                                             which the account is registered and the dollar value or
                                                                             number of shares you wish to sell.

                                                                          o  Include all signatures and any additional documents
                                                                             that may be required (see next page).

                                                                          o  Mail the materials to Signature Services.

                                                                          o  A check or wire will be sent according to your letter
                                                                             of instruction.

                                                                          o  Certain requests will require a Medallion signature
                                                                             guarantee. Please refer to "Selling shares in writing"
                                                                             on the next page.

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By phone
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[LOGO]        Amounts up to $100,000:                                     o  Redemption proceeds of up to $100,000 may be sent by
                                                                             wire or check. A check will be mailed to the exact
              o  Most accounts.                                              name(s) and address on the account.

              Amounts up to $5 million:                                   o  To place your request with a representative at John
                                                                             Hancock Funds, call Signature Services between 8:30
              o  Available to the following types of accounts:               A.M. and 5:00 P.M. Eastern Time on most business days
                 custodial accounts held by banks, trust companies or        or your financial representative.
                 broker-dealers; endowments and foundations; corporate
                 accounts; group retirement plans; and pension accounts   o  Redemption proceeds exceeding $100,000 must be wired to
                 (excluding IRAs, 403(b) plans and all John Hancock          your designated bank account.
                 custodial retirement accounts).
                                                                          o  Redemption proceeds exceeding $100,000 and sent by
                                                                             check will require a letter of instruction with a
                                                                             Medallion signature guarantee. Please refer to "Selling
                                                                             shares in writing" on the next page.

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By wire or electronic funds transfer (EFT)
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[LOGO]        o  Requests by letter to sell any amount.                   o  To verify that the telephone redemption privilege is in place on an account, or to request the forms to add it
              o  Qualified requests by phone to sell up to $5 million        to an existing account, call Signature Services.
                 (accounts with telephone redemption privileges).
                                                                          o  Amounts of $5 million or more will be wired on the next business day.

                                                                          o  Amounts up to $100,000 may be sent by EFT or by check.
                                                                             Funds from EFT transactions are generally available by
                                                                             the second business day. Your bank may charge a fee for
                                                                             this service.

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By exchange
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[LOGO]        o  Sales of any amount.                                     o  Obtain a current prospectus for the fund into which you are exchanging by calling your financial representative
                                                                             or Signature Services.

                                                                          o  You may only exchange for shares of other Institutional funds, Class I shares or Money Market Class A shares.

                                                                          o  Call your financial representative or Signature
                                                                             Services to request an exchange.

32  YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o     your address of record has changed within the past 30 days;

o you are selling more than $100,000 worth of shares (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock);

o you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans and all John Hancock custodial retirement accounts); or

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

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Seller                                                                   Requirements for written requests
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Owners of individual, joint or UGMA/UTMA accounts (custodial accounts    o  Letter of instruction.
for minors).
                                                                         o  On the letter, the signatures of all persons authorized to sign for the account, exactly as the account is
                                                                            registered.

                                                                         o  Medallion signature guarantee, if applicable (see
                                                                            above).

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Owners of corporate, sole proprietorship, general partner or             o  Letter of instruction.
association accounts.
                                                                         o  Corporate business/organization resolution, certified
                                                                            within the past 12 months, or a John Hancock Funds
                                                                            business/organization certification form.

                                                                         o  On the letter and the resolution, the signature of the
                                                                            person(s) authorized to sign for the account.

                                                                         o  Medallion signature guarantee, if applicable (see
                                                                            above).

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Owners or trustees of trust accounts.                                    o  Letter of instruction.

                                                                         o  On the letter, the signature(s) of the trustee(s).

                                                                         o  Copy of the trust document certified within the past 12 months or a John Hancock Funds trust certification form.

                                                                         o  Medallion signature guarantee, if applicable (see
                                                                            above).

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Joint tenancy shareholders with rights of survivorship with a            o  Letter of instruction signed by surviving tenant.
deceased co-tenant(s).
                                                                         o  Copy of death certificate.

                                                                         o  Medallion signature guarantee, if applicable (see
                                                                            above).

                                                                         o  Inheritance Tax Waiver (if applicable).

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Executors of shareholder estates.                                        o  Letter of instruction signed by executor.

                                                                         o  Copy of order appointing executor, certified within the past 12 months.

                                                                         o  Medallion signature guarantee, if applicable (see
                                                                            above).

                                                                         o  Inheritance Tax Waiver (if applicable).

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Administrators, conservators, guardians and other sellers or account     o  Call 1-888-972-8696 for instructions.
types not listed above.
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Address:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

Phone Number: 1-888-972-8696

Or contact your financial representative for instructions and assistance.

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                                                                YOUR ACCOUNT  33

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TRANSACTION POLICIES

Valuation of shares The net asset value ("NAV") per share for each Portfolio and share class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern time). The NAV for each Portfolio is calculated based upon the NAVs of the Underlying Funds in which it invests. The prospectuses for the Underlying Funds explain the circumstances under which those funds use fair-value pricing and the effects of doing so.

Buy and sell prices When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests Each Portfolio is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by telephone. During these times, consider using EASI-Line, accessing www.jhfunds.com or sending your request in writing.

In unusual circumstances, any Portfolio may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange Class I shares for Class I shares of other John Hancock funds or Money Market Class A shares. The registrations for both accounts involved must be identical. Note: Once exchanged into Money Market Fund Class A, shares may only be exchanged back to Class I shares.

A Portfolio may change or cancel its exchange policies at any time upon 60 days' notice to its shareholders. For further details, see "Additional Services and Programs" in the SAI (see the back cover of this prospectus).

Excessive trading The Portfolios are intended for long-term investment purposes only and do not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of a Portfolio can disrupt Portfolio investment strategies and may increase Portfolio expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders Purchases and exchanges should be made primarily for investment purposes. JHF II reserves the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, a Portfolio may in its discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific "Limitation on exchange activity" described below if the Portfolio or its agents determine that accepting the order could interfere with the efficient management of a Portfolio or otherwise not be in the Portfolio's best interest in light of unusual trading activity related to your account. In the event that the Portfolio rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The Portfolio reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the Portfolio's judgment, such delay would be in the Portfolio's best interest, in which case both the redemption and purchase side of the exchange will receive the Portfolios' NAVs at the conclusion of the delay period. The Portfolio, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

Exchange limitation policies The Board of Trustees of JHF II has adopted the following policies and procedures by which the Portfolio, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity The Portfolio, through its agents, undertakes to use its best efforts to exercise the Portfolio's right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a fund account in an amount of $5,000 or more, exchanges $1,000 or more out of that fund account within 30 calendar days on three occasions during any 12-month period. Nothing in this paragraph limits the right of the Portfolio to refuse any purchase or exchange order, as discussed above under "Right to reject or restrict purchase and exchange orders".

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or preestablished exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the Portfolio believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the Portfolio's ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending

34  YOUR ACCOUNT
upon the composition of a Portfolio's shareholder accounts and in light of the limitations on the ability of the Portfolio to detect and curtail excessive trading practices, a significant percentage of a Portfolio's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the Portfolio considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the Portfolio to prevent excessive trading, there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Portfolio will not always be able to detect frequent trading activity, investors should not assume that the Portfolio will be able to detect or prevent all frequent trading or other practices that disadvantage a Portfolio. For example, the ability of the Portfolio to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of a Portfolio's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of a Portfolio, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the Portfolio.

Excessive trading risk To the extent that a Portfolio or its agents are unable to curtail excessive trading practices in a Portfolio, these practices may interfere with the efficient management of the Portfolio and may result in the Portfolio engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the Portfolio's operating costs and decrease the Portfolio's investment performance. Maintenance of higher levels of cash balances would likewise result in lower Portfolio investment performance during periods of rising markets.

While excessive trading can potentially occur in any fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

o A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under "Valuation of shares." These types of securities entail a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

o A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

o A fund that invests a significant portion of its assets in below investment grade (junk) bonds, that may trade infrequently or are fair valued as discussed under "Valuation of shares," entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities.

Any frequent trading strategies may interfere with efficient management of a Portfolio. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Account information JHF II is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply name, address, date of birth and social security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, JHF II may close your account, redeem your shares at the next NAV minus any applicable sales charges and take any other steps that it deems reasonable.

Certificated shares The Portfolios do not issue share certificates. Shares are electronically recorded.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Portfolio will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

                                                                YOUR ACCOUNT  35

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DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment that affects your account balance

o     after any changes of name or address of the registered owner(s)

o     in all other circumstances, at least quarterly

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends Each of the Portfolios, other than the Lifecycle Retirement Portfolio, generally declare and pay income dividends annually. The Lifecycle Retirement Portfolio declares and pays income dividends on a quarterly basis. Capital gains, if any, are distributed annually, typically after the end of a Portfolio's fiscal year.

Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same Portfolio and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date.

Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or contingent deferred sales charge will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

Taxability of dividends For investors who are not exempt from federal income taxes, dividends you receive from a Portfolio, whether reinvested or taken as cash, are generally considered taxable. Dividends from a Portfolio's short-term capital gains are taxable as ordinary income. Dividends from a Portfolio's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the Portfolio's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Retirement plans John Hancock funds offers a range of retirement plans, including traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $500 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-888-972-8696.

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ADDITIONAL INVESTOR SERVICES

Disclosure of portfolio holdings The Portfolio's Policy Regarding Disclosure of Portfolio Holdings can be found in Appendix B of the SAI and the portfolio holdings information can be found at: www.jhfunds.com.

The holdings of the Portfolio will be posted to the Web site listed above within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of the Portfolio. In addition, the ten largest holdings of the Portfolio will be posted to the Web site listed above 30 days after each calendar quarter end. The information described above will remain on the Web site until the date the Portfolio files its Form N-CSR or Form N-Q with the Securities and Exchange Commission ("SEC") for the period that includes the date as of which the Web site information is current. The Portfolio's Form N-CSR and Form N-Q will contain the Portfolio's entire portfolio holdings as of the applicable calendar quarter end.

36  YOUR ACCOUNT

Information about the Underlying Funds

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RISKS OF INVESTING IN UNDERLYING FUNDS

By owning shares of Underlying Funds, each of the Portfolios indirectly invests, to varying degrees, in equity securities of U.S. companies, including small and medium size companies and in fixed income securities. Many of the Underlying Funds also invest in foreign securities. In addition, most of the Underlying Funds may invest in derivatives. To the extent that a Portfolio invests directly in these securities or investments, the Portfolio will be subject to the same risks.

Equity securities Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by an Underlying Fund could decline if the financial condition of the companies the Portfolio invests in decline or if overall market and economic conditions deteriorate. Even funds that invest in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

Fixed-income securities Fixed income securities are generally subject to two principal types of risks: (a) interest rate risk and (b) credit quality risk.

Interest rate risk Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed income securities generally can be expected to decline.

Credit quality risk Fixed income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after an Underlying Fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the Portfolio's investments. Underlying Funds that may invest in lower rated fixed income securities are riskier than funds that may invest in higher rated fixed income securities. Additional information on the risks of investing in investment grade fixed income securities in the lowest rating category and lower rated fixed income securities is set forth below.

Investment grade fixed-income securities in the lowest rating category Investment grade fixed income securities in the lowest rating category (rated "Baa" by Moody's or "BBB" by Standard & Poor's and comparable unrated securities) involve a higher degree of risk than fixed income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

Lower rated fixed income securities Lower rated fixed income securities are defined as securities rated below investment grade (rated "Ba" and below by Moody's and "BB" and below by Standard & Poor's). The principal risks of investing in these securities are as follows:

General risks

o Risk to principal and income Investing in lower rated fixed income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

o Price volatility The price of lower rated fixed income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed income securities by the market's perception of their credit quality especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.

o Liquidity The market for lower rated fixed income securities may have more limited trading than the market for investment grade fixed income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

o Dependence on subadviser's own credit analysis While a subadviser to an Underlying Fund may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed income securities is more dependent on the subadviser's evaluation than the assessment of the credit risk of higher rated securities.

Additional risks regarding lower rated corporate fixed income securities Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economics conditions than higher-rated corporate fixed income securities. Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower rated foreign government fixed income securities Lower rated foreign government fixed income securities are subject to the risks of investing in emerging market countries described below under "Foreign

                                      INFORMATION ABOUT THE UNDERLYING FUNDS  37

Securities". In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Small and medium size companies

Small or unseasoned companies

o Survival of small or unseasoned companies Companies that are small or unseasoned (less than three years of operating history) are more likely than larger or established companies to fail or not to accomplish their goals. As a result, the value of their securities could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products, may have limited financial resources and a small management group.

o Changes in earnings and business prospects Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities.

o Liquidity The securities of small or unseasoned companies may have limited marketability. This factor could cause the value of a fund's investments to decrease if it needs to sell such securities when there are few interested buyers.

o Impact of buying or selling shares Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.

o Publicly available information There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for a fund, a subadviser may not be aware of problems associated with the company issuing the security.

Medium size companies

o Investments in the securities of medium sized companies present risks similar to those associated with small or unseasoned companies although to a lesser degree due to the larger size of the companies.

Foreign securities The principal risks of investing in foreign securities are set forth below. As noted below, many of these risks are greater in the case of investments in emerging market countries.

o Currency fluctuations Investments in foreign securities may cause an Underlying Fund to lose money when converting investments from foreign currencies into U.S. dollars. A fund may attempt to lock in an exchange rate by purchasing a foreign currency exchange contract prior to the settlement of an investment in a foreign security. However, it may not always be successful in doing so and the fund could still lose money.

o Political and economic conditions Investments in foreign securities subject an Underlying Fund to the political or economic conditions of the foreign country. These conditions could cause fund investments to lose value if these conditions deteriorate for any reason. This risk increases in the case of emerging market countries which are more likely to be politically unstable. Political instability could cause the value of any investment in the securities of an issuer based in a foreign country to decrease or could prevent or delay the fund from selling its investment and taking the money out of the country.

o Removal of proceeds of investments from a foreign country Foreign countries, especially emerging market countries, often have currency controls or restrictions which may prevent or delay a fund from taking money out of the country or may impose additional taxes on money removed from the country. Therefore, an Underlying Fund could lose money if it is not permitted to remove capital from the country or if there is a delay in taking the assets out of the country, since the value of the assets could decline during this period or the exchange rate to convert the assets into U.S. dollars could worsen.

o Nationalization of assets Investments in foreign securities subject an Underlying Fund to the risk that the company issuing the security may be nationalized. If the company is nationalized, the value of the company's securities could decrease in value or even become worthless.

o Settlement of sales Foreign countries, especially emerging market countries, may also have problems associated with settlement of sales. Such problems could cause the Underlying Fund to suffer a loss if a security to be sold declines in value while settlement of the sale is delayed.

o Investor Protection Standards Foreign countries, especially emerging market countries, may have less stringent investor protection and disclosure standards than the U.S. Therefore, when making a decision to purchase a security for an Underlying Fund, a subadviser may not be aware of problems associated with the company issuing the security and may not enjoy the same legal rights as those provided in the U.S.

Hedging and other strategic transactions Individual Underlying Funds may be authorized to use a variety of investment strategies. For example, the Underlying Fund may use derivative instruments (such as options, futures and swaps) for hedging purposes, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements) and managing the effective maturity or duration of debt instruments held by the fund. Hedging refers to protecting against possible changes in the market value of securities a fund already owns or plans to buy or protecting unrealized gains in the fund's portfolio. These strategies may also be used to gain exposure to a particular securities market. The hedging and other strategic transactions which may be used are described below:

o exchange-listed and over-the-counter put and call options on securities, financial futures contracts and fixed income indices and other financial instruments,

38  INFORMATION ABOUT THE UNDERLYING FUNDS

o     financial futures contracts (including stock index futures),

o     interest rate transactions*,

o     currency transactions**,

o swaps (including interest rate, index, equity, credit default swaps and currency swaps), and

o     structured noted, including hybrid or "index" securities.

Collectively, these transactions are referred to in this prospectus as "Hedging and Other Strategic Transactions." The description in the prospectus for the Underlying Funds indicates which, if any, of these types of transactions may be used by the Portfolios.

 * A fund's interest rate transactions may take the form of swaps, caps, floors and collars.

** A fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Hedging and other strategic transactions may be used for the following purposes:

o to attempt to protect against possible changes in the market value of securities held or to be purchased by a fund resulting from securities markets or currency exchange rate fluctuations,

o     to protect a Fund's unrealized gains in the value of its securities,

o     to facilitate the sale of a Fund's securities for investment purposes,

o     to manage the effective maturity or duration of a Fund's securities,

o to establish a position in the derivatives markets as a substitute for purchasing or selling securities in a particular market, or

o to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

The ability of a Fund to utilize hedging and other strategic transactions successfully will depend in part on its subadviser's ability to predict pertinent market movements, which cannot be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select a fund's portfolio securities. If the transaction is not successful it could result in a loss to the Portfolio. These transactions may also increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risks assumed. The potential loss from the use of futures can exceed a Portfolio's initial investment in such contracts. In addition, these transactions could result in a loss to the Portfolio if the counterparty to the transaction does not perform as promised. A detailed discussion of various hedging and other strategic transactions, including applicable regulations of the Commodity Futures Trading Commission and the requirement to segregate assets with respect to these transactions, appears in the SAI. To the extent a Portfolio utilizes hedging and other strategic transactions it will be subject to the same risks.

                                     INFORMATION ABOUT THE UNDERLYING FUNDS  39

--------------------------------------------------------------------------------
DESCRIPTION OF FUNDS

The Portfolios may invest in the Funds. The following tables set forth, separately for the fixed income Funds of JHF II and the equity Funds of each of JHF II and JHF III: (i) the names of the Funds and of their respective subadvisers; (ii) the estimated expense ratios of the Class NAV shares of the Funds for the current fiscal year; and (iii) brief descriptions of the Funds' investment goals and principal strategies. Additional investment practices are described in the JHF II's SAI and in the prospectuses for these Funds. The Portfolios may also invest in other Underlying Funds not described in the chart.

Fixed-Income Funds -- John Hancock Funds II

                                            Estimated
Fund and subadviser(s)                      expense ratio   Goal and principal strategy
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Active Bond Fund                            0.67%           Seeks income and capital appreciation by investing at least 80% of its
Declaration Management & Research LLC                       assets in a diversified mix of debt securities and instruments.
and Sovereign Asset Management

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Bond Index Fund                             0.54%           Seeks to track the performance of the Lehman Brothers Aggregate Index
Declaration Management & Research LLC                       (which represents the U.S. investment grade bond market). The fund normally invests at least 80% of its assets in securities listed in this Index. The fund is an intermediate-term bond fund of high and medium credit quality.

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Core Bond Fund                              0.75%           Seeks total return consisting of income and capital appreciation by
Wells Capital Management, Incorporated                      normally investing in a broad range of investment-grade debt securities. The subadviser invests in debt securities that it believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. From time to time, the fund may also invest in unrated bonds believed to be comparable to investment-grade debt securities. Under normal circum-
                                                            stances, the subadviser expects to maintain an overall effective duration range between 4 and 5 1/2 years.

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Global Bond Fund                            0.79%           Seeks to realize maximum total return, consistent with preservation of
Pacific Investment Management Company LLC                   capital and prudent investment management by investing primarily in fixed-income securities denominated in major foreign currencies, baskets of foreign currencies (such as the ECU) and the U.S. dollar.

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High Income Fund                            0.77%           Seeks high current income by normally investing at least 80% of its
Sovereign Asset Management LLC                              assets in U.S. and foreign fixed-income securities rated BB/Ba or lower and their unrated equivalents.

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High Yield Fund                             0.72%           Seeks to realize an above-average total return over a market cycle of
Western Asset Management Company                            three to five years, consistent with reasonable risk, by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.

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Investment Quality Bond Fund                0.69%           Seeks a high level of current income consistent with the maintenance
Wellington Management Company, LLP                          of principal and liquidity by investing in a diversified portfolio of investment grade bonds, focusing on corporate bonds and U.S.
                                                            Government bonds with intermediate to longer term maturities. The fund may also invest up to 20% of its assets in non-investment grade fixed income securities.

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Real Return Bond Fund                       0.75%           Seeks maximum return, consistent with preservation of capital and
Pacific Investment Management Company LLC                   prudent investment management, by normally investing at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments and by corporations.

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Short-Term Bond Fund                        1.06%           Seeks income and capital appreciation by investing at least 80% of its
Declaration Management & Research LLC                       assets in a diversified mix of debt securities and instruments.

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40  INFORMATION ABOUT THE UNDERLYING FUNDS

Fixed-Income Funds -- John Hancock Funds II continued

                                            Estimated
Fund and subadviser(s)                      expense ratio   Goal and principal strategy
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Spectrum Income Fund                        0.80%           Seeks a high level of current income with moderate share price
T. Rowe Price Associates, Inc.                              fluctuation. The fund diversifies its assets widely among market segments and seeks to maintain broad exposure to domestic and international fixed income markets in an attempt to reduce the impact of markets that are declining and to benefit from good performance in particular segments over time. The fund normally invests in investment grade corporate, and foreign and emerging market fixed income securities, income-oriented stocks, up to 40% of its assets, short-term securities, asset-backed and mortgage related securities and U.S. Government securities. The fund may invest up to 40% of its assets in high yield fixed-income securities (commonly known as "junk bonds").

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Strategic Bond Fund                         0.75%           Seeks a high level of total return consistent with preservation of
Western Asset Management Company                            capital by giving its subadviser broad discretion to deploy the fund's assets among certain segments of the fixed income market in the manner the subadviser believes will best contribute to achieving the fund's investment goal.

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Strategic Income Fund                       1.15%           Seeks a high level of current income by normally investing primarily
Sovereign Asset Management LLC                              in: foreign government and corporate debt securities from developed and emerging markets; U.S. Government and agency securities; and U.S.
                                                            high yield bonds.

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Total Return Fund                           0.75%           Seeks to realize maximum total return, consistent with preservation of
Pacific Investment Management Company LLC                   capital and prudent investment management, by normally investing at least 65% of its assets in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration will normally vary within a three- to six-year time frame based on the subadviser's forecast for interest rates.

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U.S. Government Securities Fund             0.69%           Seeks a high level of current income, consistent with preservation of
Western Asset Management Company                            capital and maintenance of liquidity, by investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S.
                                                            Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.

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U.S. High Yield Bond Fund                   0.82%           Seeks total return with a high level of current income by normally
Wells Capital Management, Incorporated                      investing primarily in below investment-grade debt securities
                                                            (commonly known as "junk bonds" or high yield securities). The fund also invests in corporate debt securities and may buy preferred and other convertible securities and bank loans.

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Equity Funds -- John Hancock Funds II

                                            Estimated
Fund and subadviser(s)                      expense ratio   Goal and principal strategy
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Index 500 Fund                              0.50%           Seeks to approximate the aggregate total return of a broad U.S.
MFC Global Investment Management                            domestic equity market index by attempting to track the performance of
(U.S.A.) Limited                                            the S&P 500 Composite Stock Price Index*.

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All Cap Core Fund                           0.93%           Seeks long-term growth of capital by investing primarily in common
Deutsche Asset Management Inc.                              stocks and other equity securities within all asset classes (small, mid and large cap), primarily those within the Russell 3000 Index.*

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All Cap Growth Fund                         0.95%           Seeks long-term capital appreciation by normally investing its assets
AIM Capital Management, Inc.                                principally in common stocks of companies that are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above average, long-term growth in earnings and have excellent prospects for future growth.

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All Cap Value Fund                          0.89%           Seeks capital appreciation by investing in equity securities of U.S.
Lord, Abbett & Co LLC                                       and multinational companies in all capitalization ranges that the subadviser believes are undervalued.

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                                      INFORMATION ABOUT THE UNDERLYING FUNDS  41

Equity Funds -- John Hancock Funds II continued

                                            Estimated
Fund and subadviser(s)                      expense ratio   Goal and principal strategy
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Blue Chip Growth Fund                       0.85%           Seeks to achieve long-term growth of capital (current income is a
T. Rowe Price Associates, Inc.                              secondary objective) by normally investing at least 80% of its total assets in the common stocks of large and medium-sized blue chip growth companies. Some of the stocks in the portfolio are expected to pay dividends.

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Capital Appreciation Fund                   0.90%           Seeks long-term capital growth by investing at least 65% of its total
Jennison Associates LLC                                     assets in equity-related securities of companies that exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium-to-large capitalization companies.

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Classic Value Fund                          1.23%           Seeks long-term growth of capital by normally investing at least 80%
Pzena Investment Management, LLC                            of its net assets in domestic equity securities. The subadviser seeks to identify companies that it believes are currently undervalued relative to the market, based on estimated future earnings and cash flow.

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Core Equity Fund                            0.84%           Seeks long-term capital growth by normally investing primarily in
Legg Mason Capital Management, Inc.                         equity securities that, in the subadviser's opinion, offer the potential for capital growth. The subadviser seeks to purchase securities at large discounts to the subadviser's assessment of their intrinsic value.

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Dynamic Growth Fund                         1.13%           Seeks long-term growth of capital by investing in stocks and other
Deutsche Asset Management Inc.                              equity securities of medium-sized U.S. companies with strong growth potential.

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Emerging Growth Fund                        0.87%           Seeks superior long-term rates of return through capital appreciation
Sovereign Asset Management LLC                              by normally investing primarily in high quality securities and convertible instruments of small-cap U.S. companies.

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Emerging Small Company Fund                 1.06%           Seeks long-term capital appreciation by investing, under normal market
RCM Capital Management LLC                                  conditions, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of U.S. companies with smaller capitalizations (which RCM defines as companies with market capitalizations of not less than 50% and not more than 200% of the weighted average market capitalization of the Russell 2000 Index).*

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Equity-Income Fund                          0.85%           Seeks to provide substantial dividend income and also long-term
T. Rowe Price Associates, Inc.                              capital appreciation by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.

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Financial Services Fund                     1.09%           Seeks growth of capital by normally investing at least 80% of its net
Davis Selected Advisers, L.P.                               assets (plus any borrowings for investment purposes) in companies principally engaged in financial services. A company is "principally engaged" in financial services if it owns financial services-related assets constituting at least 50% of the value of its total assets, or if at least 50% of its revenues are derived from its provision of financial services.

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Fundamental Value Fund                      0.82%           Seeks growth of capital by normally investing primarily in common
Davis Selected Advisers, L.P.                               stocks of U.S. companies with market capitalizations of at least $10 billion. The fund may also invest in U.S. companies with smaller capitalizations.

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Global Allocation Fund                      1.14%           Seeks total return, consisting of long-term capital appreciation and
UBS Global Asset Management                                 current income, by investing in equity and fixed income securities of
(Americas) Inc.                                             issuers located within and outside the U.S.

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Global Fund                                 1.04%           Seeks long-term capital appreciation by normally investing at least
Templeton Global Advisors Limited                           80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies located anywhere in the world, including emerging markets.

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42  INFORMATION ABOUT THE UNDERLYING FUNDS

Equity Funds -- John Hancock Funds II continued

                                            Estimated
Fund and subadviser(s)                      expense ratio   Goal and principal strategy
------------------------------------------------------------------------------------------------------------------------------------
Growth & Income Fund                        0.75%           Seeks to achieve a high total return by outperforming its benchmark,
Grantham, Mayo, Van Otterloo & Co. LLC                      the S&P 500 Index. The fund normally invests at least 80% of its assets in investments tied economically to the U.S. and typically makes equity investments in larger capitalized U.S. companies to gain broad exposure to the U.S. equity market.

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Growth Fund                                 0.85%           Seeks long-term capital growth by seeking to outperform its benchmark,
Grantham, Mayo, Van Otterloo & Co. LLC                      the Russell 1000 Growth Index. The fund typically makes equity investments in U.S. companies whose stocks are included in the Russell
                                                            1000 Index, or in companies with size and growth characteristics similar to those of companies with stocks in the Index.*

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Growth Opportunities Fund                   0.87%           Seeks long-term capital growth by seeking to outperform its benchmark,
Grantham, Mayo, Van Otterloo & Co. LLC                      the Russell 2500 Growth Index. The fund typically makes equity investments in companies whose stocks are included in the Russell 2500
                                                            Index, or in companies with total market capitalizations similar such companies ("small and mid-cap companies"). The fund normally invests at least 80% of its assets in investments in small and mid-cap companies.*

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Global Real Estate Fund                     1.21%           Seeks to achieve a combination of long-term capital appreciation and
Deutsche Asset Management, Inc.                             current income by investing at least 80% of net assets in equity securities of real estate investment trusts ("REIT") and real estate companies including foreign REITs and real estate companies.

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Health Sciences Fund                        1.20%           Seeks long-term capital appreciation by normally investing at least
T. Rowe Price Associates, Inc.                              80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively, "health sciences").

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International Equity Index Fund             0.63%           Seeks to track the performance of broad-based equity indices of
SSgA Funds Management, Inc.                                 foreign companies in developed and emerging markets by attempting to track the performance of the MSCI All Country World ex-US Index*.

------------------------------------------------------------------------------------------------------------------------------------
International Growth Fund                   1.03%           Seeks long term capital appreciation by seeking to outperform its
Grantham, Mayo, Van Otterloo & Co. LLC                      benchmark, the S&P/ Citigroup Primary Market Index ("PMI") Europe,
                                                            Pacific, Asia Composite ("EPAC") Growth Style Index. The fund typically invests in a diversified portfolio of equity investments from developed markets throughout the world.

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International Opportunities Fund            1.11%           Seeks long-term growth of capital by normally investing at least 65%
Marsico Capital Management, LLC                             of its assets in common stocks of foreign companies selected for their long-term growth potential. The fund may invest in companies of any size throughout the world and normally invests in issuers from at least three different countries not including the U.S. It may invest in common stocks of companies operating in emerging markets.

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International Small Cap Fund                1.08%           Seeks long-term capital appreciation by investing primarily in the
Templeton Investment Counsel, LLC                           common stock of smaller companies outside the U.S. and normally invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities issued by foreign companies which have total stock market capitalizations or annual revenues of $4 billion or less ("small company securities").

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International Small Company Fund            1.12%           Seeks long-term capital appreciation by investing its assets in equity
Dimensional Fund Advisors, Inc.                             securities of non-U.S. small companies of developed and emerging markets countries.

------------------------------------------------------------------------------------------------------------------------------------
International Stock Fund                    1.02%           Seeks to achieve high total return by outperforming its benchmark, the
Grantham, Mayo, Van Otterloo & Co. LLC                      MSCI EAFE Index. The fund normally invests 80% of its assets in equity securities and typically invests in a diversified mix of equity investments from developed markets other than the U.S.*

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International Value Fund                    0.93%           Seeks long-term growth of capital by normally investing primarily in
Templeton Investment Counsel, Inc.                          equity securities of companies located outside the U.S., including emerging markets.

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                                      INFORMATION ABOUT THE UNDERLYING FUNDS  43

Equity Funds -- John Hancock Funds II continued

                                            Estimated
Fund and subadviser(s)                      expense ratio   Goal and principal strategy
------------------------------------------------------------------------------------------------------------------------------------
Intrinsic Value Fund                        0.83%           Seeks long-term capital growth by seeking to outperform its benchmark,
Grantham, Mayo, Van Otterloo & Co. LLC                      the Russell 1000 Value Index. The fund typically makes equity investments in U.S. companies whose stocks are included in the Russell
                                                            1000 Index, or in companies with size and growth characteristics similar to those of companies with stocks in the Index.

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Large Cap Fund                              0.93%           Seeks to maximize total return, consisting of capital appreciation and
UBS Global Asset Management                                 current income, by normally investing at least 80% of its net assets
(Americas) Inc.                                             (plus borrowings for investment purposes, if any) in equity securities of U.S. large capitalization companies.

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Large Cap Growth Fund                       0.95%           Seeks long-term growth of capital by normally investing at least 80%
Fidelity Management & Research                              of its net assets (plus any borrowings for investment purposes) in
Company                                                     equity securities of companies with large market capitalizations.

------------------------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                        0.94%           Seeks long-term growth of capital by normally investing, primarily in
BlackRock Investment                                        a diversified portfolio of equity securities of large cap companies
Management LLC                                              located in the U.S.

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Managed Fund                                1.16%           Seeks income and long-term capital appreciation by investing primarily
Grantham, Mayo, Van Otterloo & Co. LLC                      in a diversified mix of: (a) common stocks of large and mid sized U.S.
and Declaration Management & Research LLC                   companies; and (b) bonds with an overall intermediate term average maturity. The fund employs a multi-manager approach with two subadvisers, each of which employs its own investment approach and independently manages its portion of the fund's portfolio.

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Mid Cap Core Fund                           0.93%           Seeks long-term growth of capital by normally investing at least 80%
AIM Capital Management, Inc.                                of its net assets in equity securities, including convertible securities, of mid-capitalization companies.

------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Index Fund                          0.54%           Seeks to approximate the aggregate total return of a mid cap U.S.
MFC Global Investment Management                            domestic equity market index by attempting to track the performance of
(U.S.A.) Limited                                            the S&P Mid Cap 400 Index*.

------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Stock Fund                          0.90%           Seeks long-term growth of capital by normally investing at least 80%
Wellington Management Company, LLP                          of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. The fund tends to invest in companies having market capitalizations similar to those of companies included in the
                                                            Russell Mid Cap Index.

------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Equity Fund                   1.02%           Seeks to provide long-term growth of capital by investing at least 80%
RiverSource Investment, LLC                                 of its net assets in equity securities of medium-sized companies.

------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Fund                          0.90%           Seeks capital appreciation by normally investing at least 80% of its
Lord, Abbett & Co LLC                                       net assets (plus any borrowings for investment purposes) in mid-sized companies, with market capitalizations at the time of purchase within the market capitalization range of companies in the Russell Mid Cap
                                                            Index.*

------------------------------------------------------------------------------------------------------------------------------------
Natural Resources Fund                      1.06%           Seeks long-term total return by normally investing primarily in equity
Wellington Management Company, LLP                          and equity-related securities of natural resource-related companies worldwide.

------------------------------------------------------------------------------------------------------------------------------------
Pacific Rim Fund                            1.13%           Seeks long-term growth of capital by investing in a diversified
MFC Global Investment Management                            portfolio comprised primarily of common stocks and equity-related
(U.S.A.) Limited                                            securities of corporations domiciled in countries in the Pacific Rim region.

------------------------------------------------------------------------------------------------------------------------------------
Quantitative All Cap Fund                   0.78%           Seeks long-term growth of capital by normally investing primarily in
MFC Global Investment Management                            equity securities of U.S. companies. The fund will generally focus on
(U.S.A.) Limited                                            equity securities of U.S. companies across the three market capitalization ranges of large, mid and small.

------------------------------------------------------------------------------------------------------------------------------------

44  INFORMATION ABOUT THE UNDERLYING FUNDS

Equity Funds -- John Hancock Funds II continued

                                            Estimated
Fund and subadviser(s)                      expense ratio   Goal and principal strategy
------------------------------------------------------------------------------------------------------------------------------------
Quantitative Mid Cap Fund                   0.82%           Seeks long-term growth of capital by normally investing at least 80%
MFC Global Investment Management                            of its total assets (plus any borrowings for investment purposes) in
(U.S.A.) Limited                                            U.S. mid-cap stocks, convertible preferred stocks, convertible bonds and warrants.

------------------------------------------------------------------------------------------------------------------------------------
Quantitative Value Fund                     0.76%           Seeks long-term capital appreciation by investing primarily in
MFC Global Investment Management                            large-cap U.S. securities with the potential for long-term growth of
(U.S.A.) Limited                                            capital.

------------------------------------------------------------------------------------------------------------------------------------
Real Estate Equity Fund                     1.06%           Seeks to provide long-term growth through a combination of capital
T. Rowe Price Associates, Inc.                              appreciation and current income by investing at least 80% of its net assets in the equity securities of real estate companies, including
                                                            REITs, real estate operating companies, brokers, developers and other companies with at least 50% of revenues, profits or assets related to real estate activities.

------------------------------------------------------------------------------------------------------------------------------------
Real Estate Securities Fund                 0.74%           Seeks to achieve a combination of long-term capital appreciation and
Deutsche Asset Management Inc.                              current income by normally investing at least 80% of its net assets
                                                            (plus any borrowings for investment purposes) in equity securities of real estate investment trusts ("REITs") and real estate companies.

------------------------------------------------------------------------------------------------------------------------------------
Science & Technology Fund                   1.12%           Seeks long-term growth of capital by normally investing at least 80%
RCM Capital Management LLC &                                of its net assets (plus any borrowings for investment purposes) in
T. Rowe Price Associates, Inc.                              common stocks of companies expected to benefit from the development, advancement, and use of science and technology. Current income is incidental to the fund's objective.

------------------------------------------------------------------------------------------------------------------------------------
Small Cap Fund                              0.92%           Seeks maximum capital appreciation consistent with reasonable risk to
Independence Investment LLC                                 principal by normally investing at least 80% of its net assets in equity securities of companies whose market capitalizations do not exceed the greater of (a) $2 billion, (b) the market capitalization of the companies in the Russell 2000 Index, and (c) the market capitalization of the companies in the S&P Small Cap 600 Index.

------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                       1.54%           Seeks long-term capital appreciation by normally investing primarily
Wellington Management Company, LLP                          in small-cap companies believed to offer above average potential for growth in revenues and earnings.

------------------------------------------------------------------------------------------------------------------------------------
Small Cap Index Fund                        0.54%           Seeks to approximate the aggregate total return of a small cap U.S.
MFC Global Investment Management                            domestic equity market index by attempting to track the performance of
(U.S.A.) Limited                                            the Russell 2000 Index.*

------------------------------------------------------------------------------------------------------------------------------------
Small Cap Opportunities Fund                1.06%           Seeks long-term capital appreciation by normally investing at least
Munder Capital Management                                   80% of its assets in equity securities of companies with market capitalizations within the range of the companies in the Russell 2000
                                                            Index.*

------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund                        1.54%           Seeks long-term capital appreciation by normally investing at least
Wellington Management Company, LLP                          80% of its assets in small-cap companies that are believed to be undervalued by various measures and to offer good prospects for capital appreciation.

------------------------------------------------------------------------------------------------------------------------------------
Small Company Fund                          1.13%           Seeks long-term capital growth by normally investing primarily in
American Century Investment                                 equity securities of smaller-capitalization U.S. companies. The
Management, Inc.                                            subadviser uses quantitative, computer-driven models to construct the fund's portfolio of stocks.

------------------------------------------------------------------------------------------------------------------------------------
Small Company Growth Fund                   1.15%           Seeks long-term growth of capital by normally investing at least 80%
AIM Capital Management, Inc.                                of its assets in securities of small-capitalization companies. The subadviser seeks to identify those companies that have strong earnings momentum or demonstrate other potential for growth of capital.

------------------------------------------------------------------------------------------------------------------------------------

                                      INFORMATION ABOUT THE UNDERLYING FUNDS  45

Equity Funds -- John Hancock Funds II continued

                                            Estimated
Fund and subadviser(s)                      expense ratio   Goal and principal strategy
------------------------------------------------------------------------------------------------------------------------------------
Small Company Value Fund                    1.08%           Seeks long-term growth of capital by investing primarily in small
T. Rowe Price Associates, Inc.                              companies whose common stocks are believed to be undervalued. The fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Russell 2000 Index at the time of purchase.*

------------------------------------------------------------------------------------------------------------------------------------
Special Value Fund                          1.08%           Seeks long-term capital growth by normally investing at least 80% of
ClearBridge Advisors, LLC                                   its net assets in common stocks and other equity securities of companies whose market capitalizations at the time of investment are no greater than the market capitalization of companies in the Russell
                                                            2000 Value Index.

------------------------------------------------------------------------------------------------------------------------------------
Strategic Value Fund                        0.94%           Seeks capital appreciation by normally investing at least 65% of its
Massachusetts Financial Services Company                    net assets in common stocks and related securities of companies which the subadviser believes are undervalued in the market relative to their long term potential.

------------------------------------------------------------------------------------------------------------------------------------
Total Stock Market Index Fund               0.54%           Seeks to approximate the aggregate total return of a broad U.S.
MFC Global Investment Management                            domestic equity market index by attempting to track the performance of
(U.S.A.) Limited                                            the Wilshire 5000 Equity Index.*

------------------------------------------------------------------------------------------------------------------------------------
U.S. Global Leaders Growth Fund             0.78%           Seeks long-term growth of capital by normally investing primarily in
Sustainable Growth Advisers, L.P.                           common stocks of "U.S. Global Leaders" as determined by the subadviser.

------------------------------------------------------------------------------------------------------------------------------------
U.S. Multi Sector Fund                      0.81%           Seeks long term capital appreciation. The fund normally invests in
Grantham, Mayo, Van Otterloo & Co. LLC                      securities in the Wilshire 5000 Index, an independently maintained index which measures the performance of all equity securities (with readily available price data) of issuers with headquarters in the U.S.
                                                            The fund normally invests at least 80% of its assets in investments tied economically to the U.S.*

------------------------------------------------------------------------------------------------------------------------------------
Utilities Fund                              1.14%           Seeks capital growth and current income (income above that available
Massachusetts Financial Services Company                    from a portfolio invested entirely in equity securities) by normally investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity and debt securities of domestic and foreign companies in the utilities industry.

------------------------------------------------------------------------------------------------------------------------------------
Value & Restructuring Fund                  0.90%           Seeks long-term capital appreciation by investing primarily (at least
UST Adviser, Inc.                                           65% of its assets) in common stocks of U.S. and foreign companies whose share prices, in the opinion of the subadviser, do not reflect the economic value of company assets, but where the subadviser believes restructuring efforts or industry consolidation will serve to highlight true company values. In choosing investments for the fund, the subadviser looks for companies as to which restructuring activities, such as consolidations, outsourcing, spin-offs or reorganizations, will offer significant value to the issuer and increase its investment potential. The subadviser may select companies of any size for the fund, and the fund invests in a diversified group of companies across a number of different industries.

------------------------------------------------------------------------------------------------------------------------------------
Value Fund                                  0.86%           Seeks to realize an above-average total return over a market cycle of
Van Kampen Investments                                      three to five years, consistent with reasonable risk, by investing primarily in equity securities of companies with capitalizations similar to the market capitalizations of companies in the Russell
                                                            Midcap Value Index.*

------------------------------------------------------------------------------------------------------------------------------------

46  INFORMATION ABOUT THE UNDERLYING FUNDS

Equity Funds -- John Hancock Funds II continued

                                            Estimated
Fund and subadviser(s)                      expense ratio   Goal and principal strategy
------------------------------------------------------------------------------------------------------------------------------------
Value Opportunities Fund                    0.88%           Seeks long-term capital growth by seeking to outperform its benchmark,
Grantham, Mayo, Van Otterloo & Co. LLC                      the Russell 2500 Value Index. The fund typically makes equity investments in companies whose stocks are included in the Russell 2500
                                                            Index, or in companies with total market capitalizations similar such companies ("small cap companies"). The fund normally invests at least
                                                            80% of its assets in securities of small cap companies.*

------------------------------------------------------------------------------------------------------------------------------------
Vista Fund                                  0.97%           Seeks long-term capital growth by normally investing in common stocks
American Century Investment                                 of U.S. and foreign companies that are medium-sized and smaller at the time of purchase. The fund also may invest in domestic and foreign preferred stocks, convertible debt securities, equity-equivalent securities, non-leveraged futures contracts and options, notes, bonds and other debt securities. The subadviser looks for stocks of medium-sized and smaller companies it believes will increase in value over time, using a proprietary investment strategy.

Equity Funds -- John Hancock Funds III

                                            Estimated
Fund and subadviser(s)                      expense ratio   Goal and principal strategy
------------------------------------------------------------------------------------------------------------------------------------
Active Value Fund                           0.90%           Seeks long-term capital growth by seeking to outperform its benchmark,
Grantham, Mayo, Van Otterloo & Co. LLC                      the Russell 1000 Value Index. The fund typically makes equity investments in U.S. companies whose stocks are included in the Russell
                                                            1000 Index, or in companies with size and value characteristics similar to those of companies with stocks in the Index.

------------------------------------------------------------------------------------------------------------------------------------
Global Fund                                 1.17%           Seeks to achieve high total return by seeking to outperform its
Grantham, Mayo, Van Otterloo & Co. LLC                      benchmark, the S&P/Citigroup Primary Market Index ("PMI") World Growth
                                                            Index. The fund typically invests in a diversified portfolio of equity investments from the world's developed markets.

------------------------------------------------------------------------------------------------------------------------------------
Growth Fund                                 0.90%           Seeks long-term capital growth by seeking to outperform its benchmark,
Grantham, Mayo, Van Otterloo & Co. LLC                      the Russell 1000 Growth Index. The fund typically makes equity investments in U.S. companies whose stocks are included in the Russell
                                                            1000 Index, or in companies with size and growth characteristics similar to those of companies with stocks in the Index.

------------------------------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund                   0.88%           Seeks long-term capital growth by seeking to outperform its benchmark,
Grantham, Mayo, Van Otterloo & Co. LLC                      the Russell 2500 Growth Index. The fund typically makes equity investments in companies whose stocks are included in the Russell 2500
                                                            Index, or in companies with total market capitalizations similar such companies ("small cap companies"). The fund normally invests at least
                                                            80% of its assets in investments in small cap companies.

------------------------------------------------------------------------------------------------------------------------------------
International Core Fund                     1.05%           Seeks to achieve high total return by seeking to outperform its
Grantham, Mayo, Van Otterloo & Co. LLC                      benchmark, the MSCI EAFE Index. The fund normally invests 80% of its assets in equity securities and typically invests in a diversified mix of equity investments from developed markets outside the U.S.

------------------------------------------------------------------------------------------------------------------------------------
International Growth Fund                   1.08%           Seeks to achieve high total return by seeking to outperform its
Grantham, Mayo, Van Otterloo & LLC                          benchmark, the S&P/Citigroup Primary Market Index ("PMI") Europe,
                                                            Pacific, Asia Composite ("EPAC") Growth Style Index.* The fund typically invests in a diversified mix of equity investments from developed markets outside the U.S.

------------------------------------------------------------------------------------------------------------------------------------
Intrinsic Value Fund                        0.84%           Seeks long-term capital growth by seeking to outperform its benchmark,
Grantham, Mayo, Van Otterloo & Co. LLC                      the Russell 1000 Value Index. The fund typically makes equity investments in U.S. companies whose stocks are included in the Russell
                                                            1000 Index, or in companies with size and growth characteristics similar to those of companies with stocks in the Index.

                                      INFORMATION ABOUT THE UNDERLYING FUNDS  47

Equity Funds -- John Hancock Funds III continued

                                            Estimated
Fund and subadviser(s)                      expense ratio   Goal and principal strategy
------------------------------------------------------------------------------------------------------------------------------------
U.S. Core Fund                              0.83%           Seeks to achieve a high total return by outperforming its benchmark,
Grantham, Mayo, Van Otterloo & Co. LLC                      the S&P 500 Index. The fund normally invests at least 80% of its assets in investments tied economically to the U.S. and typically makes equity investments in larger capitalized U.S. companies to gain broad exposure to the U.S. equity market.

------------------------------------------------------------------------------------------------------------------------------------
U.S. Quality Equity Fund                    0.85%           Seeks to achieve a high total return by outperforming its benchmark,
Grantham, Mayo, Van Otterloo & Co. LLC                      the S&P 500 Index. The fund normally invests at least 80% of its assets in investments tied economically to the U.S. and typically makes equity investments in larger capitalized U.S. companies to gain broad exposure to the U.S. equity market. The fund typically holds between 40 and 80 stocks.

------------------------------------------------------------------------------------------------------------------------------------
Value Opportunities Fund                    0.89%           Seeks long-term capital growth by seeking to outperform its benchmark,
Grantham, Mayo, Van Otterloo & Co. LLC                      the Russell 2500 Value Index. The fund typically makes equity investments in companies whose stocks are included in the Russell 2500
                                                            Index, or in companies with total market capitalizations similar such companies ("small cap companies"). The fund normally invests at least
                                                            80% of its assets in securities of small cap companies.*

------------------------------------------------------------------------------------------------------------------------------------

* "Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "S&P Mid Cap 400(R)" are trademarks of The McGraw-Hill Companies, Inc., Russell 1000(R), Russell 1000 Value(R), Russell 1000 Growth(R), "Russell 2000(R)," "Russell 2000(R) Growth", Russell 2500(R), Russell 2500 Value(R), Russell 2500 Growth(R), "Russell 3000(R)", Russell Mid Cap (R) and Russell Mid Cap Value(R) are trademarks of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "MSCI All Country World ex-US Index" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the index funds are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the funds.

48  YOUR ACCOUNT

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The diagram below shows the basic business structure used by JHF II. The Board of Trustees of JHF II oversees its business activities and retains the services of the various firms that carry out the operations of the Portfolios.

The Trustees have the power to change the respective investment goal of each of the Portfolios without shareholder approval.

Management fees JHF II pays the Adviser a management fee for each Portfolio. The management fee has two components: (a) a fee on assets invested in affiliated Funds ("Affiliated Fund Assets") and (b) a fee on assets not invested in affiliated funds ("Other Assets"). Affiliated Funds are any Fund of JHF II and JHF III.

The fee on Affiliated Fund Assets is stated as an annual percentage of the current value of the aggregate net assets of all the Portfolios determined in accordance with the following schedule and that rate is applied to the Affiliated Fund Assets of each Portfolio.

Fee Table for Affiliated Fund Assets

                                                         First      Excess Over
                                                  $7.5 billion     $7.5 billion
--------------------------------------------------------------------------------
Aggregate Net Assets of Lifecycle Portfolios             0.060%           0.050%
--------------------------------------------------------------------------------

The fee on Other Assets is stated as an annual percentage of the current value of the aggregate net assets of all the Portfolios determined in accordance with the following schedule and that rate is applied to the Other Assets of each Portfolio.

Fee Table for Other Assets

                                                          First     Excess Over
                                                   $7.5 billion    $7.5 billion
--------------------------------------------------------------------------------
Aggregate Net Assets of Lifecycle Portfolios             0.510%           0.500%
--------------------------------------------------------------------------------

                                                      ---------------

                                                       Shareholders----------------------------
                                                                                                |
                                                      ---------------                           |
                                                             |                                  |
 ----                                   ---------------------------------------------           |
 |                                             Financial services firms and                     |
 |                                                 their representatives                        |
 |                                                                                              |
 |                                |-----Advise current and prospective shareholders-------------|
 |            Distribution and    |     on their Portfolio investments, often in the            |
 |          shareholder services  |        context of an overall financial plan.                |
 |                                |                                                             |
 |                                |     ---------------------------------------------           |
 |                                |                                                             |
 |        ----------------------------------------------               ---------------------------------------------------
 |
 |                      Principal distributor                                          Transfer agent
 |
 |                      John Hancock Funds, LLC                              John Hancock Signature Services, Inc.
 |
 |        Markets the Portfolio and distributes shares                  Handles shareholder services, including record-
 |        through selling brokers, financial planners                  keeping and statements, distribution of dividends
 |           and other financial representatives.                             and processing of buy and sell requests.
 |
 ----     ----------------------------------------------               ---------------------------------------------------
                                |-----------------------------------|-------------------------- |                             ----
--------------------------------   -------------------------------- |  -------------------------------------                      |
                                                                    |                                                             |
          Subadviser                                                |                Custodian                                    |
                                          Investment adviser        |                                                             |
MFC Global Investment Management                                    |   State Street Bank & Trust Company                         |
       (U.S.A.) Limited         ---   John Hancock Investment       |         2 Avenue de Lafayette                               |
    200 Bloor Street East             Management Services, LLC      |            Boston, MA 02111                                 |
Toronto, Ontario, Canada M4W 1ES        601 Congress Street         |                                                   Asset     |
                                       Boston, MA 02210-2805        | Holds the Portfolios' assets, settles all      management   |
Provides portfolio management                                       |  portfolio trades and collects most of                      |
    to the Portfolios.             Manages the Portfolios' business |     the valuation data required for                         |
--------------------------------      and investment activities.    |    calculating each Portfolio's NAV.                        |
             |                                                      |                                                             |
             |                     -------------------------------- |  -------------------------------------                      |
             |                                      |---------------|-------------------------|                               ----
--------------------------------                      -----------------------------

     Subadviser Consultant                                      Trustees
Deutsche Asset Management, Inc.
        345 Park Avenue                            Oversee the Portfolios' activities.
   New York, New York 10154
                                                   -----------------------------------
  Provides assets allocation
  consulting services to the
          subadviser.

--------------------------------

                                                                FUND DETAILS  49

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

Subadviser MFC Global (U.S.A.) is the subadviser to each of the Portfolios. MFC Global (U.S.A.) provides investment advisory services to individual and institutional investors and is a wholly owned subsidiary of MFC.

DeAM provides subadvisory consulting services to MFC Global (U.S.A.) in its management of the Portfolios. DeAM provides investment advisory services to retail and institutional clients. DeAM is a wholly owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group.

The subadviser is compensated by the Adviser, and not by any of the Portfolios. Similarly, DeAM is compensated by the subadviser, and not by any of the Portfolios.

Pursuant to an order received from the SEC, the Adviser, subject to Board of Trustees' approval, is permitted to appoint a new subadviser for a Portfolio and Fund or change the terms of a subadvisory agreement without obtaining shareholder approval. As a result, the JHF II is able from time to time to change Fund subadvisers or the fees paid to subadvisers without the expense and delays associated with holding a shareholders' meeting. The SEC order does not, however, permit the Adviser to appoint a subadviser that is an affiliate of the Adviser or JHF II (other than by reason of serving as a subadviser) or change the subadvisory fee of an affiliated subadviser without shareholder approval.

Portfolio manager Steven Orlich is the portfolio manager for each Portfolio. He joined MFC Global (U.S.A.) in 1998 and is Vice President and Senior Portfolio Manager, Asset Allocation. JHF II's SAI includes additional information about Mr. Orlich's compensation, the accounts he manages other than the Portfolios and his ownership of shares of the Portfolios, if any.

Advisory and subadvisory contracts A discussion regarding the basis for the Board of Trustees' approving the investment advisory and subadvisory contracts of JHF II is available in the JHF II's semi-annual report to shareholders for the period ended February 28, 2006.

Financial highlights Financial highlights are not yet available for the Portfolios which are newly organized.

50  FUND DETAILS

For more information

--------------------------------------------------------------------------------

The following documents are available that offers further information on the
Portfolios:

Annual/Semi-Annual Report to Shareholders Include financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information The SAI of JHF II Portfolios contains more detailed information on all aspects of the Portfolios, including a summary of the policy of JHF II regarding disclosure of the Portfolio holdings. The current SAI has been filed with the SEC and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the SAI of JHF II, please contact John Hancock:

By mail: John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

By phone: 1-888-972-8696

By EASI-Line: 1-800-597-1897

By TDD: 1-800-554-6713

On the Internet: www.jhfunds.com

Or you may view or obtain these documents from the SEC:

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

In person: at the SEC's Public Reference Room in Washington, DC.
For access to the Reference Room call 1-202-551-8090

By electronic request: publicinfo@sec.gov

(duplicating fee required)

On the Internet: www.sec.gov

1940 Act File No. 811-21799

(C)2006 JOHN HANCOCK FUNDS, LLC  LCIPN  10/06

[JOHN HANCOCK(R) LOGO]

John Hancock Funds, LLC
MEMBER NASD
601 Congress Street
Boston, MA 02210-2805

www.jhfunds.com

--------------------------------------------------------------------------------

Now available: electronic delivery
www.jhfunds.com/edelivery

--------------------------------------------------------------------------------

[JOHN HANCOCK(R) LOGO]
-----------------------
     MUTUAL FUNDS

                                                           John Hancock Funds II

          CLASS R, CLASS R1, CLASS R2, CLASS R3, CLASS R4 AND CLASS R5 SHARES

                                                     Lifecycle 2010 Portfolio

                                                     Lifecycle 2015 Portfolio

                                                     Lifecycle 2020 Portfolio

                                                     Lifecycle 2025 Portfolio

                                                     Lifecycle 2030 Portfolio

                                                     Lifecycle 2035 Portfolio

                                                     Lifecycle 2040 Portfolio

                                                     Lifecycle 2045 Portfolio

                                                     Lifecycle 2050 Portfolio

                                               Lifecycle Retirement Portfolio

--------------------------------------------------------------------------------

Prospectus

10.1.2006

--------------------------------------------------------------------------------

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents
--------------------------------------------------------------------------------

   OVERVIEW
   -----------------------------------------------------------------------------

   THE LIFECYCLE PORTFOLIOS
   -----------------------------------------------------------------------------
   Lifecycle 2010 Portfolio                                                    8

   Lifecycle 2015 Portfolio                                                   10

   Lifecycle 2020 Portfolio                                                   12

   Lifecycle 2025 Portfolio                                                   14

   Lifecycle 2030 Portfolio                                                   16

   Lifecycle 2035 Portfolio                                                   18

   Lifecycle 2040 Portfolio                                                   20

   Lifecycle 2045 Portfolio                                                   22

   Lifecycle 2050 Portfolio                                                   24

   Lifecycle Retirement Portfolio                                             26

   YOUR ACCOUNT
   -----------------------------------------------------------------------------
   Who Can Buy Class R, R1, R2, R3, R4 and R5 shares                          31

   Class R, R1, R2, R3, R4 and R5 shares cost structure                       31

   Transaction policies                                                       32

   Dividends and account policies                                             34

   Additional investor services                                               34

   INFORMATION ABOUT THE UNDERLYING FUNDS
   -----------------------------------------------------------------------------
   Risks of investing in Underlying Funds                                     35

   Description of Funds                                                       38

   FUND DETAILS
   -----------------------------------------------------------------------------
   Business structure                                                         48

   Financial highlights                                                       48

   FOR MORE INFORMATION                                               BACK COVER
   -----------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------

John Hancock Funds II Lifecycle Portfolios

This prospectus provides information about the ten Lifecycle Portfolios (each referred to as a "Portfolio"), which are funds of John Hancock Funds II ("JHF II"). Each of the Portfolios is a "fund of funds" which currently invests in a number of other funds of JHF II and John Hancock Funds III ("JHF III") and may also invest in other funds for which the fund's investment adviser or any of its affiliates serves as investment adviser (collectively with the JHF II funds and the JHF III funds, each referred to as the "Fund"). The Portfolios may also invest in funds where the adviser is not the same as, or affiliated with, the adviser to the Portfolios ("Nonaffiliated Underlying Funds"). (Collectively, affiliated underlying Funds and Nonaffiliated Underlying Funds are referred to as "Underlying Funds"). Each Portfolio (except the Retirement Portfolio) seeks to provide an asset allocation strategy designed for investors planning to retire in a specific year by means of selected investment allocations among the Underlying Funds. The Retirement Portfolio seeks to provide an asset allocation strategy designed to provide a level of return able to sustain systematic withdrawals for investors who have already retired.

The Portfolios are non-diversified for purposes of the Investment Company Act of 1940, as amended (the "1940 Act").

This prospectus relates to the Class R, R1, R2, R3, R4 and R5 shares of the Portfolios.

Risks of mutual funds

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

Investment management

John Hancock Investment Management Services, LLC (the "Adviser") is the investment adviser to JHF II and each of the Portfolios as well as to JHF III. The Adviser administers the business and affairs of JHF II and retains and compensates an investment subadviser to manage the assets of the Portfolios. The Adviser and the subadviser to the Portfolios are registered as investment advisers under the Investment Advisers Act of 1940, as amended. The Adviser is a wholly owned subsidiary of Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as "Manulife Financial" in Canada and Asia and primarily as "John Hancock" in the U.S.

PORTFOLIO INFORMATION KEY
--------------------------------------------------------------------------------

Concise descriptions of each of the Portfolios are set forth below. Each description provides the following information:

[LOGO]

Goal and strategy

The Portfolio's particular investment goals and the strategies it intends to use in pursuing those goals.

[LOGO]

Past performance

The Portfolio's total return, measured year-by-year and over time.

[LOGO]

Main risks

The major risk factors associated with the Portfolio.

[LOGO]

Your expenses

The overall costs borne by an investor in the Portfolio, including sales charges and annual expenses.

The Lifecycle Portfolios
--------------------------------------------------------------------------------

There are ten Portfolios: Lifecycle 2010 Portfolio, Lifecycle 2015 Portfolio, Lifecycle 2020 Portfolio, Lifecycle 2025 Portfolio, Lifecycle 2030 Portfolio, Lifecycle 2035 Portfolio, Lifecycle 2040 Portfolio, Lifecycle 2045 Portfolio, Lifecycle 2050 Portfolio and Lifecycle Retirement Portfolio.

Each Portfolio is a "fund of funds" which invests in a number of Underlying Funds. The subadviser to each Portfolio allocates the assets of the Portfolio among the Underlying Funds according to an asset allocation strategy that becomes increasingly conservative over time (except in the case of the Retirement Portfolio). Each Portfolio's name refers to the approximate retirement year of the investors for whom the Portfolio's asset allocation strategy is designed (except in the case of the Retirement Portfolio). For example, as of October 1, 2006, the Lifecycle 2050 Portfolio, which is designed for investors planning to retire around the year 2050, has a relatively aggressive target asset allocation of 100% of its assets in Underlying Funds that invest primarily in equity securities. By contrast, the Lifecycle 2010 Portfolio, which is designed for investors planning to retire around the year 2010, has a more conservative target asset allocation of approximately 58% of its assets invested in equity funds and approximately 42% of its assets invested in fixed income funds, as of October 1, 2006.

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TARGET ALLOCATION CHART

                                              Target allocation among Underlying Funds
                                              as of October 1, 2006
Lifecycle    Retirement year                  ---------------------------------------------
portfolio    (assumes retirement age of 65)   Equity funds               Fixed income funds
2010         2008 - 2012                       58%                       42%

2015         2013 - 2017                       70%                       30%

2020         2018 - 2022                       81%                       19%

2025         2023 - 2027                       89%                       11%

2030         2028 - 2032                       95%                        5%

2035         2033 - 2037                       98%                        2%

2040         2038 - 2042                      100%                        0%

2045         2043 - 2047                      100%                        0%

2050         2048 - 2052                      100%                        0%

Retirement   Post Retirement                   50%                       50%

The subadviser may from time to time adjust the percent of assets invested in any specific Underlying Fund held by the Portfolio. Such adjustments may be made to increase or decrease the Portfolio's holdings of particular asset classes or to adjust portfolio quality or the duration of fixed income securities. Adjustments may also be made to increase or reduce the percent of the Portfolio's assets subject to the management of a particular Underlying Fund subadviser. In addition, changes may be made to reflect fundamental changes in the investment environment.

Over time, the asset allocation strategy will change according to a predetermined "glide path" shown in the following chart. (The glide path represents the shifting of asset classes over time and does not apply to the Retirement Portfolio.) As the glide path shows, each Portfolio's asset mix becomes more conservative as time elapses. This reflects the need to reduce investment risk as retirement approaches and the need for lower volatility since the Portfolio may be a primary source of income for you after retirement.

The allocations reflected in the glide path are also referred to as "neutral" allocations because they do not reflect tactical decisions made by the subadviser to overweight or underweight a particular asset class based on the subadviser's market outlook.

Each Portfolio has a target allocation for the broad asset classes of equities and fixed income. These target allocations are not expected to vary from the prescribed glide path formula (the neutral allocations) by more than plus or minus ten percentage points (except in the case of the Retirement Portfolio). Although the subadviser will not generally vary beyond the ten percentage point target allocation range, the subadviser may at times determine in light of market or economic conditions that this range should be exceeded to protect the Portfolio or to help it achieve its objective. For the Retirement Portfolio, the neutral allocations are 50% fixed income and 50% equity, however the target allocations are expected to change based on the Portfolio's asset allocation strategy. There is no guarantee that the subadviser will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money.

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GLIDE PATH CHART

[GRAPHIC]

Combination with Retirement Portfolio

JHF II's Board of Trustees may, in its discretion, determine to combine the Portfolios with the Retirement Portfolio at any time on or after December 31st of the designated retirement year of a Portfolio (other than the Retirement Portfolio) or when the target allocation of a Portfolio (other than the Retirement Portfolio) matches the target allocation of the Retirement Portfolio. In such event, the Portfolio's shareholders will become shareholders of the Retirement Portfolio. To the extent permitted by applicable regulatory requirements, such a combination would be implemented without seeking the approval of shareholders. There is no assurance that the Board of Trustees at any point will determine to implement such a combination. After December 31st of the designated retirement year of each Portfolio, that Portfolio's investment goal and strategy and its related investment policies and restrictions will become similar to those of the Retirement Portfolio reflecting that the Portfolio's investors have entered the target retirement stage.

Subadviser and consultant

MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)") is the subadviser to the Portfolios and formulates a continuous investment program for each Portfolio consistent with its investment goal and strategies.

Deutsche Asset Management, Inc. ("DeAM") provides subadvisory consulting services to MFC Global (U.S.A.) in its management of the Portfolios.

Lifecycle 2010 Portfolio                          SUBADVISER MFC Global (U.S.A.)
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[LOGO]

GOAL AND STRATEGY

The Portfolio seeks high total return until its target retirement date. To pursue this goal, the Portfolio, which is a fund of funds, invests, under normal market conditions, substantially all of its assets in Underlying Funds using an asset allocation strategy designed for investors expected to retire in 2010 (see the Target Allocation Chart under "Lifecycle Portfolios" for current target allocations).

Over time, the asset allocation strategy becomes increasingly conservative as described in the Glide Path Chart under "Lifecycle Portfolios". After December 31st of the designated retirement year of the Portfolio, the Portfolio's investment goal and strategy and its related investment policies and restrictions will become similar to those of the Retirement Portfolio reflecting that the Portfolio's investors have entered the target retirement stage.

The Portfolio is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for the Portfolio will be directed to its Underlying Funds that most deviate from target. Quarterly, the subadviser may also rebalance the Portfolio's Underlying Funds to maintain target allocations.

The investment performance of the Portfolio will reflect both its subadviser's allocation decisions with respect to Underlying Funds and investments and the investment decisions made by the Underlying Funds' subadvisers.

The Portfolio may invest in various Funds that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds. The Portfolio may also invest in the securities of other investment companies and may make direct investments in other types of investments, see "Other Permitted Investments".

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[LOGO]

MAIN RISKS

The initial target allocation for the Lifecycle 2010 Portfolio is 58% equity securities and 42% fixed income securities, also see the "Target Allocation Chart". When the Portfolio has a greater asset mix of equity securities it will be less conservative and have more equity securities risk exposure. These risks are explained under "Equity Securities Risk". Over time, as the Portfolio gets closer to its target date the Portfolio's asset mix becomes more conservative as it contains more fixed income and short-term fixed income securities. The risks associated with fixed income and short-term fixed income securities are explained under "Interest Rate Risk", "Credit Risk" and "High Yield Securities Risk". The Portfolio's transformation reflects the need to reduce investment risk as retirement approaches and the need for lower volatility since the Portfolio may be a primary source of income for an investor after retirement.

o Fund of Fund Risk. The Portfolio's ability to achieve its investment objective will depend largely on the ability of MFC Global (U.S.A.) to select the appropriate mix of Underlying Funds. In addition, achieving the Portfolio's objective will depend on the performance of the Underlying Funds which depends on the Underlying Funds' ability to meet their investment objectives. There can be no assurance that either the Portfolio or the Underlying Funds will achieve their investment objective.

      The Portfolio is subject to the same risks as the Underlying Funds in which it invests. The Portfolio invests in Underlying Funds which invest in fixed income securities (including in some cases high yield securities) and equity securities, including foreign securities and engage in hedging and other strategic transactions. To the extent the Portfolio invests in these securities directly or engages in hedging and other strategic transactions, the Portfolio will be subject to the same risks. As a Portfolio's asset mix becomes more conservative, the Portfolio becomes more susceptible to risks associated with fixed income securities.

o Equity Securities Risk. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the Underlying Funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

o Interest Rate Risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed income securities generally will increase. Conversely, when interest rates rise, the market value of fixed income securities will generally decrease. The longer the remaining maturity of instruments held by the Underlying Funds, the more sensitive the Portfolio is to interest rate risk.

o Credit Risk. Fixed income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Underlying Funds may be affected by unfavorable political, economic or government developments that could affect the repayment of principal or the payment of interest.

o High Yield Securities Risk. Fixed income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

o Foreign Securities Risk. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

o Hedging and Other Strategic Transactions. These transactions (derivatives) could involve a loss to the Portfolio if the transaction is not successful and may involve a small investment of cash relative to the magnitude of the risks assumed. Certain of these transactions also have the risk of loss if the counterparty does not perform as promised.

For a more complete description of these risks, see "Information About the Underlying Funds -- Risks of Investing in Underlying Funds".

--------------------------------------------------------------------------------
[LOGO]

PAST PERFORMANCE

Because this is a new Portfolio, there is no past performance to report.

--------------------------------------------------------------------------------
[LOGO]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the Portfolio's assets, and therefore are paid by shareholders indirectly.

----------------------------------------------------------------------------------------------------------------------------------
Annual operating expenses(1)                                             Class R  Class R1  Class R2  Class R3  Class R4  Class R5
----------------------------------------------------------------------------------------------------------------------------------
Management fee(2)                                                         0.06%     0.06%     0.06%     0.06%     0.06%     0.06%
----------------------------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                                     0.75%     0.50%     0.25%     0.50%     0.25%     0.00%
----------------------------------------------------------------------------------------------------------------------------------
Other expenses(3)                                                         0.95%     0.95%     0.95%     0.85%     0.80%     0.75%
----------------------------------------------------------------------------------------------------------------------------------
Total Portfolio operating expenses                                        1.76%     1.51%     1.26%     1.41%     1.11%     0.81%
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Contractual expense reimbursement (at least until 10-1-07)(4)             0.56%     0.56%     0.56%     0.56%     0.56%     0.56%
----------------------------------------------------------------------------------------------------------------------------------
Net Portfolio operating expenses                                          1.20%     0.95%     0.70%     0.85%     0.55%     0.25%
----------------------------------------------------------------------------------------------------------------------------------
Estimated Underlying Fund expenses(5)                                     0.71%     0.71%     0.71%     0.71%     0.71%     0.71%
----------------------------------------------------------------------------------------------------------------------------------
Net Portfolio operating expenses and estimated Underlying Fund expenses   1.91%     1.66%     1.41%     1.56%     1.26%     0.96%
----------------------------------------------------------------------------------------------------------------------------------

(1)   Based on estimated expenses for the current fiscal year.

(2) The Management Fee has two components: (a) a fee on assets invested in affiliated Fund assets, and (b) a fee on assets not invested in affiliated Funds (other assets). It is currently anticipated that substantially all the assets of each Portfolio will be invested in affiliated Funds, although in the future the Portfolio may invest in other assets. See "Fund Details -- Management Fee" for further information.

(3) Other expenses includes fees paid by the fund to the Adviser under an agreement pursuant to which the Adviser will provide, either directly or through third parties, various administrative, recordkeeping, communication and educational services for retirement plans that are shareholders of the R classes of shares. The amount of the fee, calculated on average annual net assets (on an annualized basis) will not exceed 0.25% for Class R, Class R1, Class R2, 0.15% for Class R3, 0.10% for Class R4 and 0.05% for Class R5.

(4) The Adviser has agreed contractually to reimburse for certain Portfolio level expenses that exceed 0.09% of the average annual net assets, or to make a payment to a specific class of shares of the Portfolio in an amount equal to the amount by which the expenses attributable to such class of shares (excluding management fees, Underlying Fund expenses, Rule 12b-1 fees, transfer agency fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business and fees under any agreement or plans of the Portfolio dealing with services for shareholders and others with beneficial interests in shares of the Portfolio) exceed the percentage of average annual net assets (on an annualized basis) attributable as follows: 1.20% for Class R, 0.95% for class R1, 0.70% for Class R2, 0.85% for Class R3, 0.55% for Class R4, 0.25% for Class R5. This expense reimbursement shall continue in effect until October 1, 2007 and thereafter until terminated by the Adviser on notice to JHF II.

(5) The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among Underlying Funds, and the total Portfolio's operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the JHF II and JHF III Funds in which the Portfolio may invest, see "Information About the Underlying Funds -- Description of Funds."

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                                         Year 1   Year 3
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Class R                                                            $194     $716
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Class R1                                                           $169     $640
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Class R2                                                           $144     $564
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Class R3                                                           $159     $610
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Class R4                                                           $128     $518
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Class R5                                                           $ 98     $425
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Lifecycle 2015 Portfolio                         SUBADVISER  MFC Global (U.S.A.)
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[LOGO]

GOAL AND STRATEGY

The Portfolio seeks high total return until its target retirement date. To pursue this goal, the Portfolio, which is a fund of funds, invests, under normal market conditions, substantially all of its assets in Underlying Funds using an asset allocation strategy designed for investors expected to retire in 2015 (see the Target Allocation Chart under "Lifecycle Portfolios" for current target allocations).

Over time, the asset allocation strategy becomes increasingly conservative as described in the Glide Path Chart under "Lifecycle Portfolios". After December 31st of the designated retirement year of the Portfolio, the Portfolio's investment goal and strategy and its related investment policies and restrictions will become similar to those of the Retirement Portfolio reflecting that the Portfolio's investors have entered the target retirement stage.

The Portfolio is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for the Portfolio will be directed to its Underlying Funds that most deviate from target. Quarterly, the subadviser may also rebalance the Portfolio's Underlying Funds to maintain target allocations.

The investment performance of the Portfolio will reflect both its subadviser's allocation decisions with respect to Underlying Funds and investments and the investment decisions made by the Underlying Funds' subadvisers.

The Portfolio may invest in various Funds that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds. The Portfolio may also invest in the securities of other investment companies and may make direct investments in other types of investments, see "Other Permitted Investments".

--------------------------------------------------------------------------------
[LOGO]

MAIN RISKS

The initial target allocation for the Lifecycle 2015 Portfolio is 70% equity securities and 30% fixed income securities, also see the "Target Allocation Chart". When the Portfolio has a greater asset mix of equity securities it will be less conservative and have more equity securities risk exposure. These risks are explained under "Equity Securities Risk". Over time, as the Portfolio gets closer to its target date the Portfolio's asset mix becomes more conservative as it contains more fixed income and short-term fixed income securities. The risks associated with fixed income and short-term fixed income securities are explained under "Interest Rate Risk", "Credit Risk" and "High Yield Securities Risk". The Portfolio's transformation reflects the need to reduce investment risk as retirement approaches and the need for lower volatility since the Portfolio may be a primary source of income for an investor after retirement.

o Fund of Fund Risk. The Portfolio's ability to achieve its investment objective will depend largely on the ability of MFC Global (U.S.A.) to select the appropriate mix of Underlying Funds. In addition, achieving the Portfolio's objective will depend on the performance of the Underlying Funds which depends on the Underlying Funds' ability to meet their investment objectives. There can be no assurance that either the Portfolio or the Underlying Funds will achieve their investment objective.

      The Portfolio is subject to the same risks as the Underlying Funds in which it invests. The Portfolio invests in Underlying Funds which invest in fixed income securities (including in some cases high yield securities) and equity securities, including foreign securities and engage in hedging and other strategic transactions. To the extent the Portfolio invests in these securities directly or engages in hedging and other strategic transactions, the Portfolio will be subject to the same risks. As a Portfolio's asset mix becomes more conservative, the Portfolio becomes more susceptible to risks associated with fixed income securities.

o Equity Securities Risk. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the Underlying Funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

o Interest Rate Risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed income securities generally will increase. Conversely, when interest rates rise, the market value of fixed income securities will generally decrease. The longer the remaining maturity of instruments held by the Underlying Funds, the more sensitive the Portfolio is to interest rate risk.

o Credit Risk. Fixed income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Underlying Funds may be affected by unfavorable political, economic or government developments that could affect the repayment of principal or the payment of interest.

o High Yield Securities Risk. Fixed income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

o Foreign Securities Risk. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

o Hedging and Other Strategic Transactions. These transactions (derivatives) could involve a loss to the Portfolio if the transaction is not successful and may involve a small investment of cash relative to the magnitude of the risks assumed. Certain of these transactions also have the risk of loss if the counterparty does not perform as promised.

For a more complete description of these risks, see "Information About the Underlying Funds -- Risks of Investing in Underlying Funds".

--------------------------------------------------------------------------------
[LOGO]

PAST PERFORMANCE

Because this is a new Portfolio, there is no past performance to report.

--------------------------------------------------------------------------------
[LOGO]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the Portfolio's assets, and therefore are paid by shareholders indirectly.

----------------------------------------------------------------------------------------------------------------------------------
Annual operating expenses(1)                                             Class R  Class R1  Class R2  Class R3  Class R4  Class R5
----------------------------------------------------------------------------------------------------------------------------------
Management fee(2)                                                         0.06%     0.06%     0.06%     0.06%     0.06%     0.06%
----------------------------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                                     0.75%     0.50%     0.25%     0.50%     0.25%     0.00%
----------------------------------------------------------------------------------------------------------------------------------
Other expenses(3)                                                         0.73%     0.73%     0.73%     0.63%     0.58%     0.53%
----------------------------------------------------------------------------------------------------------------------------------
Total Portfolio operating expenses                                        1.54%     1.29%     1.04%     1.19%     0.89%     0.59%
----------------------------------------------------------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 10-1-07)(4)             0.35%     0.35%     0.35%     0.35%     0.35%     0.35%
----------------------------------------------------------------------------------------------------------------------------------
Net Portfolio operating expenses                                          1.19%     0.94%     0.69%     0.84%     0.54%     0.24%
----------------------------------------------------------------------------------------------------------------------------------
Estimated Underlying Fund expenses(5)                                     0.72%     0.72%     0.72%     0.72%     0.72%     0.72%
----------------------------------------------------------------------------------------------------------------------------------
Net Portfolio operating expenses and estimated Underlying Fund expenses   1.91%     1.66%     1.41%     1.56%     1.26%     0.96%
----------------------------------------------------------------------------------------------------------------------------------

(1)   Based on estimated expenses for the current fiscal year.

(2) The Management Fee has two components: (a) a fee on assets invested in affiliated Fund assets, and (b) a fee on assets not invested in affiliated Funds (other assets). It is currently anticipated that substantially all the assets of each Portfolio will be invested in affiliated Funds, although in the future the Portfolio may invest in other assets. See "Fund Details -- Management Fee" for further information.

(3) Other expenses includes fees paid by the fund to the Adviser under an agreement pursuant to which the Adviser will provide, either directly or through third parties, various administrative, recordkeeping, communication and educational services for retirement plans that are shareholders of the R classes of shares. The amount of the fee, calculated on average annual net assets (on an annualized basis) will not exceed 0.25% for Class R, Class R1, Class R2, 0.15% for Class R3, 0.10% for Class R4 and 0.05% for Class R5.

(4) The Adviser has agreed contractually to reimburse for certain Portfolio level expenses that exceed 0.09% of the average annual net assets, or to make a payment to a specific class of shares of the Portfolio in an amount equal to the amount by which the expenses attributable to such class of shares (excluding management fees, Underlying Fund expenses, Rule 12b-1 fees, transfer agency fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business and fees under any agreement or plans of the Portfolio dealing with services for shareholders and others with beneficial interests in shares of the Portfolio) exceed the percentage of average annual net assets (on an annualized basis) attributable as follows: 1.20% for Class R, 0.95% for Class R1, 0.70% for Class R2, 0.85% for Class R3, 0.55% for Class R4, 0.25% for Class R5. This expense reimbursement shall continue in effect until October 1, 2007 and thereafter until terminated by the Adviser on notice to JHF II.

(5) The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the JHF II and JHF III Funds in which the Portfolio may invest, see "Information About the Underlying Funds -- Description of Funds."

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                                         Year 1   Year 3
--------------------------------------------------------------------------------
Class R                                                            $194     $673
--------------------------------------------------------------------------------
Class R1                                                           $169     $597
--------------------------------------------------------------------------------
Class R2                                                           $144     $520
--------------------------------------------------------------------------------
Class R3                                                           $159     $566
--------------------------------------------------------------------------------
Class R4                                                           $128     $474
--------------------------------------------------------------------------------
Class R5                                                           $ 98     $381
--------------------------------------------------------------------------------

Lifecycle 2020 Portfolio                         SUBADVISER  MFC Global (U.S.A.)

--------------------------------------------------------------------------------
[LOGO]

GOAL AND STRATEGY

The Portfolio seeks high total return until its target retirement date. To pursue this goal, the Portfolio, which is a fund of funds, invests, under normal market conditions, substantially all of its assets in Underlying Funds using an asset allocation strategy designed for investors expected to retire in 2020 (see the Target Allocation Chart under "Lifecycle Portfolios" for current target allocations).

Over time, the asset allocation strategy becomes increasingly conservative as described in the Glide Path Chart under "Lifecycle Portfolios". After December 31st of the designated retirement year of the Portfolio, the Portfolio's investment goal and strategy and its related investment policies and restrictions will become similar to those of the Retirement Portfolio reflecting that the Portfolio's investors have entered the target retirement stage.

The Portfolio is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for the Portfolio will be directed to its Underlying Funds that most deviate from target. Quarterly, the subadviser may also rebalance the Portfolio's Underlying Funds to maintain target allocations.

The investment performance of the Portfolio will reflect both its subadviser's allocation decisions with respect to Underlying Funds and investments and the investment decisions made by the Underlying Funds' subadvisers.

The Portfolio may invest in various Funds that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds. The Portfolio may also invest in the securities of other investment companies and may make direct investments in other types of investments, see "Other Permitted Investments".

--------------------------------------------------------------------------------
[LOGO]

MAIN RISKS

The initial target allocation for the Lifecycle 2020 Portfolio is 81% equity securities and 19% fixed income securities, also see the "Target Allocation Chart". When the Portfolio has a greater asset mix of equity securities it will be less conservative and have more equity securities risk exposure. These risks are explained under "Equity Securities Risk". Over time, as the Portfolio gets closer to its target date the Portfolio's asset mix becomes more conservative as it contains more fixed income and short-term fixed income securities. The risks associated with fixed income and short-term fixed income securities are explained under "Interest Rate Risk", "Credit Risk" and "High Yield Securities Risk". The Portfolio's transformation reflects the need to reduce investment risk as retirement approaches and the need for lower volatility since the Portfolio may be a primary source of income for an investor after retirement.

o Fund of Fund Risk. The Portfolio's ability to achieve its investment objective will depend largely on the ability of MFC Global (U.S.A.) to select the appropriate mix of Underlying Funds. In addition, achieving the Portfolio's objective will depend on the performance of the Underlying Funds which depends on the Underlying Funds' ability to meet their investment objectives. There can be no assurance that either the Portfolio or the Underlying Funds will achieve their investment objective.

      The Portfolio is subject to the same risks as the Underlying Funds in which it invests. The Portfolio invests in Underlying Funds which invest in fixed income securities (including in some cases high yield securities) and equity securities, including foreign securities and engage in hedging and other strategic transactions. To the extent the Portfolio invests in these securities directly or engages in hedging and other strategic transactions, the Portfolio will be subject to the same risks. As a Portfolio's asset mix becomes more conservative, the Portfolio becomes more susceptible to risks associated with fixed income securities.

o Equity Securities Risk. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the Underlying Funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

o Interest Rate Risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed income securities generally will increase. Conversely, when interest rates rise, the market value of fixed income securities will generally decrease. The longer the remaining maturity of instruments held by the Underlying Funds, the more sensitive the Portfolio is to interest rate risk.

o Credit Risk. Fixed income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Underlying Funds may be affected by unfavorable political, economic or government developments that could affect the repayment of principal or the payment of interest.

o High Yield Securities Risk. Fixed income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

o Foreign Securities Risk. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

o Hedging and Other Strategic Transactions. These transactions (derivatives) could involve a loss to the Portfolio if the transaction is not successful and may involve a small investment of cash relative to the magnitude of the risks assumed. Certain of these transactions also have the risk of loss if the counterparty does not perform as promised.

For a more complete description of these risks, see "Information About the Underlying Funds -- Risks of Investing in Underlying Funds".

--------------------------------------------------------------------------------
[LOGO]

PAST PERFORMANCE

Because this is a new Portfolio, there is no past performance to report.

--------------------------------------------------------------------------------
[LOGO]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the Portfolio's assets, and therefore are paid by shareholders indirectly.

-------------------------------------------------------------------------------------------------------------------------
Annual operating expenses(1)                                    Class R  Class R1  Class R2  Class R3  Class R4  Class R5
-------------------------------------------------------------------------------------------------------------------------
Management fee(2)                                                 0.06%     0.06%     0.06%     0.06%     0.06%     0.06%
-------------------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                             0.75%     0.50%     0.25%     0.50%     0.25%     0.00%
-------------------------------------------------------------------------------------------------------------------------
Other expenses(3)                                                 0.68%     0.68%     0.68%     0.58%     0.53%     0.48%
-------------------------------------------------------------------------------------------------------------------------
Total Portfolio operating expenses                                1.49%     1.24%     0.99%     1.14%     0.84%     0.54%
-------------------------------------------------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 10-1-07)(4)     0.31%     0.31%     0.31%     0.31%     0.31%     0.31%
-------------------------------------------------------------------------------------------------------------------------
Net Portfolio operating expenses                                  1.18%     0.93%     0.68%     0.83%     0.53%     0.23%
-------------------------------------------------------------------------------------------------------------------------
Estimated Underlying Fund expenses(5)                             0.72%     0.72%     0.72%     0.72%     0.72%     0.72%
-------------------------------------------------------------------------------------------------------------------------
Net Portfolio operating expenses and estimated Underlying
   Fund expenses                                                  1.90%     1.65%     1.40%     1.55%     1.25%     0.95%
-------------------------------------------------------------------------------------------------------------------------

(1)   Based on estimated expenses for the current fiscal year.

(2) The Management Fee has two components: (a) a fee on assets invested in affiliated Fund assets, and (b) a fee on assets not invested in affiliated Funds (other assets). It is currently anticipated that substantially all the assets of each Portfolio will be invested in affiliated Funds, although in the future the Portfolio may invest in other assets. See "Fund Details -- Management Fee" for further information.

(3) Other expenses includes fees paid by the fund to the Adviser under an agreement pursuant to which the Adviser will provide, either directly or through third parties, various administrative, recordkeeping, communication and educational services for retirement plans that are shareholders of the R classes of shares. The amount of the fee, calculated on average annual net assets (on an annualized basis) will not exceed 0.25% for Class R, Class R1, Class R2, 0.15% for Class R3, 0.10% for Class R4 and 0.05% for Class R5.

(4) The Adviser has agreed contractually to reimburse for certain Portfolio level expenses that exceed 0.09% of the average annual net assets, or to make a payment to a specific class of shares of the Portfolio in an amount equal to the amount by which the expenses attributable to such class of shares (excluding management fees, Underlying Fund expenses, Rule 12b-1 fees, transfer agency fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business and fees under any agreement or plans of the Portfolio dealing with services for shareholders and others with beneficial interests in shares of the Portfolio) exceed the percentage of average annual net assets (on an annualized basis) attributable as follows: 1.20% for Class R, 0.95% for Class R1, 0.70% for Class R2, 0.85% for Class R3, 0.55% for Class R4, 0.25% for Class R5. This expense reimbursement shall continue in effect until October 1, 2007 and thereafter until terminated by the Adviser on notice to JHF II.

(5) The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the JHF II and JHF III Funds in which the Portfolio may invest, see "Information About the Underlying Funds -- Description of Funds."

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                  Year 1                         Year 3
--------------------------------------------------------------------------------
Class R                     $193                           $661
--------------------------------------------------------------------------------
Class R1                    $168                           $585
--------------------------------------------------------------------------------
Class R2                    $143                           $509
--------------------------------------------------------------------------------
Class R3                    $158                           $555
--------------------------------------------------------------------------------
Class R4                    $127                           $462
--------------------------------------------------------------------------------
Class R5                    $ 97                           $369
--------------------------------------------------------------------------------

Lifecycle 2025 Portfolio                         SUBADVISER  MFC Global (U.S.A.)

--------------------------------------------------------------------------------
[LOGO]

GOAL AND STRATEGY

The Portfolio seeks high total return until its target retirement date. To pursue this goal, the Portfolio, which is a fund of funds, invests, under normal market conditions, substantially all of its assets in Underlying Funds using an asset allocation strategy designed for investors expected to retire in 2025 (see the Target Allocation Chart under "Lifecycle Portfolios" for current target allocations).

Over time, the asset allocation strategy becomes increasingly conservative as described in the Glide Path Chart under "Lifecycle Portfolios". After December 31st of the designated retirement year of the Portfolio, the Portfolio's investment goal and strategy and its related investment policies and restrictions will become similar to those of the Retirement Portfolio reflecting that the Portfolio's investors have entered the target retirement stage.

The Portfolio is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for the Portfolio will be directed to its Underlying Funds that most deviate from target. Quarterly, the subadviser may also rebalance the Portfolio's Underlying Funds to maintain target allocations.

The investment performance of the Portfolio will reflect both its subadviser's allocation decisions with respect to Underlying Funds and investments and the investment decisions made by the Underlying Funds' subadvisers.

The Portfolio may invest in various Funds that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds. The Portfolio may also invest in the securities of other investment companies and may make direct investments in other types of investments, see "Other Permitted Investments".

--------------------------------------------------------------------------------
[LOGO]

MAIN RISKS

The initial target allocation for the Lifecycle 2025 Portfolio is 89% equity securities and 11% fixed income securities, also see the "Target Allocation Chart". When the Portfolio has a greater asset mix of equity securities it will be less conservative and have more equity securities risk exposure. These risks are explained under "Equity Securities Risk". Over time, as the Portfolio gets closer to its target date the Portfolio's asset mix becomes more conservative as it contains more fixed income and short-term fixed income securities. The risks associated with fixed income and short-term fixed income securities are explained under "Interest Rate Risk", "Credit Risk" and "High Yield Securities Risk". The Portfolio's transformation reflects the need to reduce investment risk as retirement approaches and the need for lower volatility since the Portfolio may be a primary source of income for an investor after retirement.

o Fund of Fund Risk. The Portfolio's ability to achieve its investment objective will depend largely on the ability of MFC Global (U.S.A.) to select the appropriate mix of Underlying Funds. In addition, achieving the Portfolio's objective will depend on the performance of the Underlying Funds which depends on the Underlying Funds' ability to meet their investment objectives. There can be no assurance that either the Portfolio or the Underlying Funds will achieve their investment objective.

      The Portfolio is subject to the same risks as the Underlying Funds in which it invests. The Portfolio invests in Underlying Funds which invest in fixed income securities (including in some cases high yield securities) and equity securities, including foreign securities and engage in hedging and other strategic transactions. To the extent the Portfolio invests in these securities directly or engages in hedging and other strategic transactions, the Portfolio will be subject to the same risks. As a Portfolio's asset mix becomes more conservative, the Portfolio becomes more susceptible to risks associated with fixed income securities.

o Equity Securities Risk. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the Underlying Funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

o Interest Rate Risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed income securities generally will increase. Conversely, when interest rates rise, the market value of fixed income securities will generally decrease. The longer the remaining maturity of instruments held by the Underlying Funds, the more sensitive the Portfolio is to interest rate risk.

o Credit Risk. Fixed income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Underlying Funds may be affected by unfavorable political, economic or government developments that could affect the repayment of principal or the payment of interest.

o High Yield Securities Risk. Fixed income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

o Foreign Securities Risk. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

o Hedging and Other Strategic Transactions. These transactions (derivatives) could involve a loss to the Portfolio if the transaction is not successful and may involve a small investment of cash relative to the magnitude of the risks assumed. Certain of these transactions also have the risk of loss if the counterparty does not perform as promised.

For a more complete description of these risks, see "Information About the Underlying Funds -- Risks of Investing in Underlying Funds".

--------------------------------------------------------------------------------
[LOGO]

PAST PERFORMANCE

Because this is a new Portfolio, there is no past performance to report.

--------------------------------------------------------------------------------
[LOGO]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the Portfolio's assets, and therefore are paid by shareholders indirectly.

-------------------------------------------------------------------------------------------------------------------------
Annual operating expenses(1)                                    Class R  Class R1  Class R2  Class R3  Class R4  Class R5
-------------------------------------------------------------------------------------------------------------------------
Management fee(2)                                                 0.06%     0.06%     0.06%     0.06%     0.06%     0.06%
-------------------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                             0.75%     0.50%     0.25%     0.50%     0.25%     0.00%
-------------------------------------------------------------------------------------------------------------------------
Other expenses(3)                                                 0.75%     0.75%     0.75%     0.65%     0.60%     0.55%
-------------------------------------------------------------------------------------------------------------------------
Total Portfolio operating expenses                                1.56%     1.31%     1.06%     1.21%     0.91%     0.61%
-------------------------------------------------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 10-1-07)(4)     0.37%     0.37%     0.37%     0.37%     0.37%     0.37%
-------------------------------------------------------------------------------------------------------------------------
Net Portfolio operating expenses                                  1.19%     0.94%     0.69%     0.84%     0.54%     0.24%
-------------------------------------------------------------------------------------------------------------------------
Estimated Underlying Fund expenses(5)                             0.73%     0.73%     0.73%     0.73%     0.73%     0.73%
-------------------------------------------------------------------------------------------------------------------------
Net Portfolio operating expenses and estimated Underlying
   Fund expenses                                                  1.92%     1.67%     1.42%     1.57%     1.27%     0.97%
-------------------------------------------------------------------------------------------------------------------------

(1)   Based on estimated expenses for the current fiscal year.

(2) The Management Fee has two components: (a) a fee on assets invested in affiliated Fund assets, and (b) a fee on assets not invested in affiliated Funds (other assets). It is currently anticipated that substantially all the assets of each Portfolio will be invested in affiliated Funds, although in the future the Portfolio may invest in other assets. See "Fund Details -- Management Fee" for further information.

(3) Other expenses includes fees paid by the fund to the Adviser under an agreement pursuant to which the Adviser will provide, either directly or through third parties, various administrative, recordkeeping, communication and educational services for retirement plans that are shareholders of the R classes of shares. The amount of the fee, calculated on average annual net assets (on an annualized basis) will not exceed 0.25% for Class R, Class R1, Class R2, 0.15% for Class R3, 0.10% for Class R4 and 0.05% for Class R5.

(4) The Adviser has agreed contractually to reimburse for certain Portfolio level expenses that exceed 0.09% of the average annual net assets, or to make a payment to a specific class of shares of the Portfolio in an amount equal to the amount by which the expenses attributable to such class of shares (excluding management fees, Underlying Fund expenses, Rule 12b-1 fees, transfer agency fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business and fees under any agreement or plans of the Portfolio dealing with services for shareholders and others with beneficial interests in shares of the Portfolio) exceed the percentage of average annual net assets (on an annualized basis) attributable as follows: 1.20% for Class R, 0.95% for Class R1, 0.70% for Class R2, 0.85% for Class R3, 0.55% for Class R4, 0.25% for Class R5. This expense reimbursement shall continue in effect until October 1, 2007 and thereafter until terminated by the Adviser on notice to JHF II.

(5) The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the JHF II and JHF III Funds in which the Portfolio may invest, see " Information About the Underlying Funds -- Description of Funds."

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                  Year 1                         Year 3
--------------------------------------------------------------------------------
Class R                     $195                           $680
--------------------------------------------------------------------------------
Class R1                    $170                           $604
--------------------------------------------------------------------------------
Class R2                    $145                           $527
--------------------------------------------------------------------------------
Class R3                    $160                           $573
--------------------------------------------------------------------------------
Class R4                    $129                           $481
--------------------------------------------------------------------------------
Class R5                    $ 98                           $388
--------------------------------------------------------------------------------

Lifecycle 2030 Portfolio                         SUBADVISER  MFC Global (U.S.A.)

--------------------------------------------------------------------------------
[LOGO]

GOAL AND STRATEGY

The Portfolio seeks high total return until its target retirement date. To pursue this goal, the Portfolio, which is a fund of funds, invests, under normal market conditions, substantially all of its assets in Underlying Funds using an asset allocation strategy designed for investors expected to retire in 2030 (see the Target Allocation Chart under "Lifecycle Portfolios" for current target allocations).

Over time, the asset allocation strategy becomes increasingly conservative as described in the Glide Path Chart under "Lifecycle Portfolios". After December 31st of the designated retirement year of the Portfolio, the Portfolio's investment goal and strategy and its related investment policies and restrictions will become similar to those of the Retirement Portfolio reflecting that the Portfolio's investors have entered the target retirement stage.

The Portfolio is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for the Portfolio will be directed to its Underlying Funds that most deviate from target. Quarterly, the subadviser may also rebalance the Portfolio's Underlying Funds to maintain target allocations.

The investment performance of the Portfolio will reflect both its subadviser's allocation decisions with respect to Underlying Funds and investments and the investment decisions made by the Underlying Funds' subadvisers.

The Portfolio may invest in various Funds that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds. The Portfolio may also invest in the securities of other investment companies and may make direct investments in other types of investments, see "Other Permitted Investments".

--------------------------------------------------------------------------------
[LOGO]

MAIN RISKS

The initial target allocation for the Lifecycle 2030 Portfolio is 95% equity securities and 5% fixed income securities, also see the "Target Allocation Chart". When the Portfolio has a greater asset mix of equity securities it will be less conservative and have more equity securities risk exposure. These risks are explained under "Equity Securities Risk". Over time, as the Portfolio gets closer to its target date the Portfolio's asset mix becomes more conservative as it contains more fixed income and short-term fixed income securities. The risks associated with fixed income and short-term fixed income securities are explained under "Interest Rate Risk", "Credit Risk" and "High Yield Securities Risk". The Portfolio's transformation reflects the need to reduce investment risk as retirement approaches and the need for lower volatility since the Portfolio may be a primary source of income for an investor after retirement.

o Fund of Fund Risk. The Portfolio's ability to achieve its investment objective will depend largely on the ability of MFC Global (U.S.A.) to select the appropriate mix of Underlying Funds. In addition, achieving the Portfolio's objective will depend on the performance of the Underlying Funds which depends on the Underlying Funds' ability to meet their investment objectives. There can be no assurance that either the Portfolio or the Underlying Funds will achieve their investment objective.

      The Portfolio is subject to the same risks as the Underlying Funds in which it invests. The Portfolio invests in Underlying Funds which invest in fixed income securities (including in some cases high yield securities) and equity securities, including foreign securities and engage in hedging and other strategic transactions. To the extent the fund invests in these securities directly or engages in hedging and other strategic transactions, the fund will be subject to the same risks. As a Portfolio's asset mix becomes more conservative, the Portfolio becomes more susceptible to risks associated with fixed income securities.

o Equity Securities Risk. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the Underlying Funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

o Interest Rate Risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed income securities generally will increase. Conversely, when interest rates rise, the market value of fixed income securities will generally decrease. The longer the remaining maturity of instruments held by the Underlying Funds, the more sensitive the Portfolio is to interest rate risk.

o Credit Risk. Fixed income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Underlying Funds may be affected by unfavorable political, economic or government developments that could affect the repayment of principal or the payment of interest.

o High Yield Securities Risk. Fixed income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

o Foreign Securities Risk. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

o Hedging and Other Strategic Transactions. These transactions (derivatives) could involve a loss to the Portfolio if the transaction is not successful and may involve a small investment of cash relative to the magnitude of the risks assumed. Certain of these transactions also have the risk of loss if the counterparty does not perform as promised.

For a more complete description of these risks, see "Information About the Underlying Funds -- Risks of Investing in Underlying Funds".

--------------------------------------------------------------------------------
[LOGO]

PAST PERFORMANCE

Because this is a new Portfolio, there is no past performance to report.

--------------------------------------------------------------------------------
[LOGO]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the Portfolio's assets, and therefore are paid by shareholders indirectly.

-------------------------------------------------------------------------------------------------------------------------
Annual operating expenses(1)                                    Class R  Class R1  Class R2  Class R3  Class R4  Class R5
-------------------------------------------------------------------------------------------------------------------------
Management fee(2)                                                 0.06%     0.06%     0.06%     0.06%     0.06%     0.06%
-------------------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                             0.75%     0.50%     0.25%     0.50%     0.25%     0.00%
-------------------------------------------------------------------------------------------------------------------------
Other expenses(3)                                                 0.82%     0.82%     0.82%     0.72%     0.67%     0.62%
-------------------------------------------------------------------------------------------------------------------------
Total Portfolio operating expenses                                1.63%     1.38%     1.13%     1.28%     0.98%     0.68%
-------------------------------------------------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 10-1-07)(4)     0.43%     0.43%     0.43%     0.43%     0.43%     0.43%
-------------------------------------------------------------------------------------------------------------------------
Net Portfolio operating expenses                                  1.20%     0.95%     0.70%     0.85%     0.55%     0.25%
-------------------------------------------------------------------------------------------------------------------------
Estimated Underlying Fund expenses(5)                             0.74%     0.74%     0.74%     0.74%     0.74%     0.74%
-------------------------------------------------------------------------------------------------------------------------
Net Portfolio operating expenses and estimated Underlying
   Fund expenses                                                  1.94%     1.69%     1.44%     1.59%     1.29%     0.99%
-------------------------------------------------------------------------------------------------------------------------

(1)   Based on estimated expenses for the current fiscal year.

(2) The Management Fee has two components: (a) a fee on assets invested in affiliated Fund assets, and (b) a fee on assets not invested in affiliated Funds (other assets). It is currently anticipated that substantially all the assets of each Portfolio will be invested in affiliated Funds, although in the future the Portfolio may invest in other assets. See "Fund Details -- Management Fee" for further information.

(3) Other expenses includes fees paid by the fund to the Adviser under an agreement pursuant to which the Adviser will provide, either directly or through third parties, various administrative, recordkeeping, communication and educational services for retirement plans that are shareholders of the R classes of shares. The amount of the fee, calculated on average annual net assets (on an annualized basis) will not exceed 0.25% for Class R, Class R1, Class R2, 0.15% for Class R3, 0.10% for Class R4 and 0.05% for Class R5.

(4) The Adviser has agreed contractually to reimburse for certain Portfolio level expenses that exceed 0.09% of the average annual net assets, or to make a payment to a specific class of shares of the Portfolio in an amount equal to the amount by which the expenses attributable to such class of shares (excluding management fees, Underlying Fund expenses, Rule 12b-1 fees, transfer agency fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business and fees under any agreement or plans of the Portfolio dealing with services for shareholders and others with beneficial interests in shares of the Portfolio) exceed the percentage of average annual net assets (on an annualized basis) attributable as follows: 1.20% for Class R, 0.95% for Class R1, 0.70% for Class R2, 0.85% for Class R3, 0.55% for Class R4, 0.25% for Class R5. This expense reimbursement shall continue in effect until October 1, 2007 and thereafter until terminated by the Adviser on notice to JHF II.

(5) The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the JHF II and JHF III Funds in which the Portfolio may invest, see " Information About the Underlying Funds -- Description of Funds."

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                  Year 1                         Year 3
--------------------------------------------------------------------------------
Class R                     $197                           $698
--------------------------------------------------------------------------------
Class R1                    $172                           $623
--------------------------------------------------------------------------------
Class R2                    $147                           $546
--------------------------------------------------------------------------------
Class R3                    $162                           $592
--------------------------------------------------------------------------------
Class R4                    $131                           $500
--------------------------------------------------------------------------------
Class R5                    $101                           $407
--------------------------------------------------------------------------------

Lifecycle 2035 Portfolio                         SUBADVISER  MFC Global (U.S.A.)

--------------------------------------------------------------------------------
[LOGO]

GOAL AND STRATEGY

The Portfolio seeks high total return until its target retirement date. To pursue this goal, the Portfolio, which is a fund of funds, invests, under normal market conditions, substantially all of its assets in Underlying Funds using an asset allocation strategy designed for investors expected to retire in 2035 (see the Target Allocation Chart under "Lifecycle Portfolios" for current target allocations).

Over time, the asset allocation strategy becomes increasingly conservative as described in the Glide Path Chart under "Lifecycle Portfolios". After December 31st of the designated retirement year of the Portfolio, the Portfolio's investment goal and strategy and its related investment policies and restrictions will become similar to those of the Retirement Portfolio reflecting that the Portfolio's investors have entered the target retirement stage.

The Portfolio is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for the Portfolio will be directed to its Underlying Funds that most deviate from target. Quarterly, the subadviser may also rebalance the Portfolio's Underlying Funds to maintain target allocations.

The investment performance of the Portfolio will reflect both its subadviser's allocation decisions with respect to Underlying Funds and investments and the investment decisions made by the Underlying Funds' subadvisers.

The Portfolio may invest in various Funds that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds. The Portfolio may also invest in the securities of other investment companies and may make direct investments in other types of investments, see "Other Permitted Investments".

--------------------------------------------------------------------------------
[LOGO]

MAIN RISKS

The initial target allocation for the Lifecycle 2035 Portfolio is 98% equity securities and 2% fixed income securities, also see the "Target Allocation Chart". When the Portfolio has a greater asset mix of equity securities it will be less conservative and have more equity securities risk exposure. These risks are explained under "Equity Securities Risk". Over time, as the Portfolio gets closer to its target date the Portfolio's asset mix becomes more conservative as it contains more fixed income and short-term fixed income securities. The risks associated with fixed income and short-term fixed income securities are explained under "Interest Rate Risk", "Credit Risk" and "High Yield Securities Risk". The Portfolio's transformation reflects the need to reduce investment risk as retirement approaches and the need for lower volatility since the Portfolio may be a primary source of income for an investor after retirement.

o Fund of Fund Risk. The Portfolio's ability to achieve its investment objective will depend largely on the ability of MFC Global (U.S.A.) to select the appropriate mix of Underlying Funds. In addition, achieving the Portfolio's objective will depend on the performance of the Underlying Funds which depends on the Underlying Funds' ability to meet their investment objectives. There can be no assurance that either the Portfolio or the Underlying Funds will achieve their investment objective.

      The Portfolio is subject to the same risks as the Underlying Funds in which it invests. The Portfolio invests in Underlying Funds which invest in fixed income securities (including in some cases high yield securities) and equity securities, including foreign securities and engage in hedging and other strategic transactions. To the extent the Portfolio invests in these securities directly or engages in hedging and other strategic transactions, the Portfolio will be subject to the same risks. As a Portfolio's asset mix becomes more conservative, the Portfolio becomes more susceptible to risks associated with fixed income securities.

o Equity Securities Risk. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the Underlying Funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

o Interest Rate Risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed income securities generally will increase. Conversely, when interest rates rise, the market value of fixed income securities will generally decrease. The longer the remaining maturity of instruments held by the Underlying Funds, the more sensitive the Portfolio is to interest rate risk.

o Credit Risk. Fixed income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Underlying Funds may be affected by unfavorable political, economic or government developments that could affect the repayment of principal or the payment of interest.

o High Yield Securities Risk. Fixed income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

o Foreign Securities Risk. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

o Hedging and Other Strategic Transactions. These transactions (derivatives) could involve a loss to the Portfolio if the transaction is not successful and may involve a small investment of cash relative to the magnitude of the risks assumed. Certain of these transactions also have the risk of loss if the counterparty does not perform as promised.

For a more complete description of these risks, see "Information About the Underlying Funds -- Risks of Investing in Underlying Funds".

--------------------------------------------------------------------------------
[LOGO]

PAST PERFORMANCE

Because this is a new Portfolio, there is no past performance to report.

--------------------------------------------------------------------------------
[LOGO]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the Portfolio's assets, and therefore are paid by shareholders indirectly.

-------------------------------------------------------------------------------------------------------------------------
Annual operating expenses(1)                                    Class R  Class R1  Class R2  Class R3  Class R4  Class R5
-------------------------------------------------------------------------------------------------------------------------
Management fee(2)                                                 0.06%     0.06%     0.06%     0.06%     0.06%     0.06%
-------------------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                             0.75%     0.50%     0.25%     0.50%     0.25%     0.00%
-------------------------------------------------------------------------------------------------------------------------
Other expenses(3)                                                 0.98%     0.98%     0.98%     0.88%     0.83%     0.78%
-------------------------------------------------------------------------------------------------------------------------
Total Portfolio operating expenses                                1.79%     1.54%     1.29%     1.44%     1.14%     0.84%
-------------------------------------------------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 10-1-07)(4)     0.59%     0.59%     0.59%     0.59%     0.59%     0.59%
-------------------------------------------------------------------------------------------------------------------------
Net Portfolio operating expenses                                  1.20%     0.95%     0.70%     0.85%     0.55%     0.25%
-------------------------------------------------------------------------------------------------------------------------
Estimated Underlying Fund expenses(5)                             0.76%     0.76%     0.76%     0.76%     0.76%     0.76%
-------------------------------------------------------------------------------------------------------------------------
Net Portfolio operating expenses and estimated Underlying
   Fund expenses                                                  1.96%     1.71%     1.46%     1.61%     1.31%     1.01%
-------------------------------------------------------------------------------------------------------------------------

(1)   Based on estimated expenses for the current fiscal year.

(2) The Management Fee has two components: (a) a fee on assets invested in affiliated Fund assets, and (b) a fee on assets not invested in affiliated Funds (other assets). It is currently anticipated that substantially all the assets of each Portfolio will be invested in affiliated Funds, although in the future the Portfolio may invest in other assets. See "Fund Details -- Management Fee" for further information.

(3) Other expenses includes fees paid by the fund to the Adviser under an agreement pursuant to which the Adviser will provide, either directly or through third parties, various administrative, recordkeeping, communication and educational services for retirement plans that are shareholders of the R classes of shares. The amount of the fee, calculated on average annual net assets (on an annualized basis) will not exceed 0.25% for Class R, Class R1, Class R2, 0.15% for Class R3, 0.10% for Class R4 and 0.05% for Class R5.

(4) The Adviser has agreed contractually to reimburse for certain Portfolio level expenses that exceed 0.09% of the average annual net assets, or to make a payment to a specific class of shares of the Portfolio in an amount equal to the amount by which the expenses attributable to such class of shares (excluding management fees, Underlying Fund expenses, Rule 12b-1 fees, transfer agency fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business and fees under any agreement or plans of the Portfolio dealing with services for shareholders and others with beneficial interests in shares of the Portfolio) exceed the percentage of average annual net assets (on an annualized basis) attributable as follows: 1.20% for Class R, 0.95% for Class R1, 0.70% for Class R2, 0.85% for Class R3, 0.55% for Class R4, 0.25% for Class R5. This expense reimbursement shall continue in effect until October 1, 2007 and thereafter until terminated by the Adviser on notice to JHF II.

(5) The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the JHF II and JHF III Funds in which the Portfolio may invest, see "Information About the Underlying Funds -- Description of Funds."

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                  Year 1                         Year 3
--------------------------------------------------------------------------------
Class R                     $199                           $737
--------------------------------------------------------------------------------
Class R1                    $174                           $662
--------------------------------------------------------------------------------
Class R2                    $149                           $586
--------------------------------------------------------------------------------
Class R3                    $164                           $631
--------------------------------------------------------------------------------
Class R4                    $131                           $540
--------------------------------------------------------------------------------
Class R5                    $103                           $447
--------------------------------------------------------------------------------

Lifecycle 2040 Portfolio                         SUBADVISER  MFC Global (U.S.A.)

--------------------------------------------------------------------------------
[LOGO]

GOAL AND STRATEGY

The Portfolio seeks high total return until its target retirement date. To pursue this goal, the Portfolio, which is a fund of funds, invests, under normal market conditions, substantially all of its assets in Underlying Funds using an asset allocation strategy designed for investors expected to retire in 2040 (see the Target Allocation Chart under "Lifecycle Portfolios" for current target allocations).

Over time, the asset allocation strategy becomes increasingly conservative as described in the Glide Path Chart under "Lifecycle Portfolios". After December 31st of the designated retirement year of the Portfolio, the Portfolio's investment goal and strategy and its related investment policies and restrictions will become similar to those of the Retirement Portfolio reflecting that the Portfolio's investors have entered the target retirement stage.

The Portfolio is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for the Portfolio will be directed to its Underlying Funds that most deviate from target. Quarterly, the subadviser may also rebalance the Portfolio's Underlying Funds to maintain target allocations.

The investment performance of the Portfolio will reflect both its subadviser's allocation decisions with respect to Underlying Funds and investments and the investment decisions made by the Underlying Funds' subadvisers.

The Portfolio may invest in various Funds that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds. The Portfolio may also invest in the securities of other investment companies and may make direct investments in other types of investments, see "Other Permitted Investments".

--------------------------------------------------------------------------------
[LOGO]

MAIN RISKS

The initial target allocation for the Lifecycle 2040 Portfolio is 100% equity securities and 0% fixed income securities, also see the "Target Allocation Chart". When the Portfolio has a greater asset mix of equity securities it will be less conservative and have more equity securities risk exposure. These risks are explained under "Equity Securities Risk". Over time, as the Portfolio gets closer to its target date the Portfolio's asset mix becomes more conservative as it contains more fixed income and short-term fixed income securities. The risks associated with fixed income and short-term fixed income securities are explained under "Interest Rate Risk", "Credit Risk" and "High Yield Securities Risk". The Portfolio's transformation reflects the need to reduce investment risk as retirement approaches and the need for lower volatility since the Portfolio may be a primary source of income for an investor after retirement.

o Fund of Fund Risk. The Portfolio's ability to achieve its investment objective will depend largely on the ability of MFC Global (U.S.A.) to select the appropriate mix of Underlying Funds. In addition, achieving the Portfolio's objective will depend on the performance of the Underlying Funds which depends on the Underlying Funds' ability to meet their investment objectives. There can be no assurance that either the Portfolio or the Underlying Funds will achieve their investment objective.

      The Portfolio is subject to the same risks as the Underlying Funds in which it invests. The Portfolio invests in Underlying Funds which invest in fixed income securities (including in some cases high yield securities) and equity securities, including foreign securities and engage in hedging and other strategic transactions. To the extent the Portfolio invests in these securities directly or engages in hedging and other strategic transactions, the Portfolio will be subject to the same risks. As a Portfolio's asset mix becomes more conservative, the Portfolio becomes more susceptible to risks associated with fixed income securities.

o Equity Securities Risk. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the Underlying Funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

o Interest Rate Risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed income securities generally will increase. Conversely, when interest rates rise, the market value of fixed income securities will generally decrease. The longer the remaining maturity of instruments held by the Underlying Funds, the more sensitive the Portfolio is to interest rate risk.

o Credit Risk. Fixed income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Underlying Funds may be affected by unfavorable political, economic or government developments that could affect the repayment of principal or the payment of interest.

o High Yield Securities Risk. Fixed income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

o Foreign Securities Risk. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

o Hedging and Other Strategic Transactions. These transactions (derivatives) could involve a loss to the Portfolio if the transaction is not successful and may involve a small investment of cash relative to the magnitude of the risks assumed. Certain of these transactions also have the risk of loss if the counterparty does not perform as promised.

For a more complete description of these risks, see "Information About the Underlying Funds -- Risks of Investing in Underlying Funds".

--------------------------------------------------------------------------------
[LOGO]

PAST PERFORMANCE

Because this is a new Portfolio, there is no past performance to report.

--------------------------------------------------------------------------------
[LOGO]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the Portfolio's assets, and therefore are paid by shareholders indirectly.

-------------------------------------------------------------------------------------------------------------------------
Annual operating expenses(1)                                    Class R  Class R1  Class R2  Class R3  Class R4  Class R5
-------------------------------------------------------------------------------------------------------------------------
Management fee(2)                                                 0.06%     0.06%     0.06%     0.06%     0.06%     0.06%
-------------------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                             0.75%     0.50%     0.25%     0.50%     0.25%     0.00%
-------------------------------------------------------------------------------------------------------------------------
Other expenses(3)                                                 1.00%     1.00%     1.00%     0.90%     0.85%     0.80%
-------------------------------------------------------------------------------------------------------------------------
Total Portfolio operating expenses                                1.81%     1.56%     1.31%     1.46%     1.16%     0.86%
-------------------------------------------------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 10-1-07)(4)     0.61%     0.61%     0.61%     0.61%     0.61%     0.61%
-------------------------------------------------------------------------------------------------------------------------
Net Portfolio operating expenses                                  1.20%     0.95%     0.70%     0.85%     0.55%     0.25%
-------------------------------------------------------------------------------------------------------------------------
Estimated Underlying Fund expenses(5)                             0.76%     0.76%     0.76%     0.76%     0.76%     0.76%
-------------------------------------------------------------------------------------------------------------------------
Net Portfolio operating expenses and estimated Underlying
   Fund expenses                                                  1.96%     1.71%     1.46%     1.61%     1.31%     1.01%
-------------------------------------------------------------------------------------------------------------------------

(1)   Based on estimated expenses for the current fiscal year.

(2) The Management Fee has two components: (a) a fee on assets invested in affiliated Fund assets, and (b) a fee on assets not invested in affiliated Funds (other assets). It is currently anticipated that substantially all the assets of each Portfolio will be invested in affiliated Funds, although in the future the Portfolio may invest in other assets. See "Fund Details -- Management Fee" for further information.

(3) Other expenses includes fees paid by the fund to the Adviser under an agreement pursuant to which the Adviser will provide, either directly or through third parties, various administrative, recordkeeping, communication and educational services for retirement plans that are shareholders of the R classes of shares. The amount of the fee, calculated on average annual net assets (on an annualized basis) will not exceed 0.25% for Class R, Class R1, Class R2, 0.15% for Class R3, 0.10% for Class R4 and 0.05% for Class R5.

(4) The Adviser has agreed contractually to reimburse for certain Portfolio level expenses that exceed 0.09% of the average annual net assets, or to make a payment to a specific class of shares of the Portfolio in an amount equal to the amount by which the expenses attributable to such class of shares (excluding management fees, Underlying Fund expenses, Rule 12b-1 fees, transfer agency fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business and fees under any agreement or plans of the Portfolio dealing with services for shareholders and others with beneficial interests in shares of the Portfolio) exceed the percentage of average annual net assets (on an annualized basis) attributable as follows: 1.20% for Class R, 0.95% for Class R1, 0.70% for Class R2, 0.85% for Class R3, 0.55% for Class R4, 0.25% for Class R5. This expense reimbursement shall continue in effect until October 1, 2007 and thereafter until terminated by the Adviser on notice to JHF II.

(5) The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the JHF II and JHF III Funds in which the Portfolio may invest, see "Information About the Underlying Funds -- Description of Funds."

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                  Year 1                         Year 3
--------------------------------------------------------------------------------
Class R                     $199                           $742
--------------------------------------------------------------------------------
Class R1                    $174                           $666
--------------------------------------------------------------------------------
Class R2                    $149                           $590
--------------------------------------------------------------------------------
Class R3                    $164                           $636
--------------------------------------------------------------------------------
Class R4                    $133                           $544
--------------------------------------------------------------------------------
Class R5                    $103                           $451
--------------------------------------------------------------------------------

Lifecycle 2045 Portfolio                         SUBADVISER  MFC Global (U.S.A.)

--------------------------------------------------------------------------------
[LOGO]

GOAL AND STRATEGY

The Portfolio seeks high total return until its target retirement date. To pursue this goal, the Portfolio, which is a fund of funds, invests, under normal market conditions, substantially all of its assets in Underlying Funds using an asset allocation strategy designed for investors expected to retire in 2045 (see the Target Allocation Chart under "Lifecycle Portfolios" for current target allocations).

Over time, the asset allocation strategy becomes increasingly conservative as described in the Glide Path Chart under "Lifecycle Portfolios". After December 31st of the designated retirement year of the Portfolio, the Portfolio's investment goal and strategy and its related investment policies and restrictions will become similar to those of the Retirement Portfolio reflecting that the Portfolio's investors have entered the target retirement stage.

The Portfolio is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for the Portfolio will be directed to its Underlying Funds that most deviate from target. Quarterly, the subadviser may also rebalance the Portfolio's Underlying Funds to maintain target allocations.

The investment performance of the Portfolio will reflect both its subadviser's allocation decisions with respect to Underlying Funds and investments and the investment decisions made by the Underlying Funds' subadvisers.

The Portfolio may invest in various Funds that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds. The Portfolio may also invest in the securities of other investment companies and may make direct investments in other types of investments, see "Other Permitted Investments".

--------------------------------------------------------------------------------
[LOGO]

MAIN RISKS

The initial target allocation for the Lifecycle 2045 Portfolio is 100% equity securities and 0% fixed income securities, also see the "Target Allocation Chart". When the Portfolio has a greater asset mix of equity securities it will be less conservative and have more equity securities risk exposure. These risks are explained under "Equity Securities Risk". Over time, as the Portfolio gets closer to its target date the Portfolio's asset mix becomes more conservative as it contains more fixed income and short-term fixed income securities. The risks associated with fixed income and short-term fixed income securities are explained under "Interest Rate Risk", "Credit Risk" and "High Yield Securities Risk". The Portfolio's transformation reflects the need to reduce investment risk as retirement approaches and the need for lower volatility since the Portfolio may be a primary source of income for an investor after retirement.

o Fund of Fund Risk. The Portfolio's ability to achieve its investment objective will depend largely on the ability of MFC Global (U.S.A.) to select the appropriate mix of Underlying Funds. In addition, achieving the Portfolio's objective will depend on the performance of the Underlying Funds which depends on the Underlying Funds' ability to meet their investment objectives. There can be no assurance that either the Portfolio or the Underlying Funds will achieve their investment objective.

      The Portfolio is subject to the same risks as the Underlying Funds in which it invests. The Portfolio invests in Underlying Funds which invest in fixed income securities (including in some cases high yield securities) and equity securities, including foreign securities and engage in hedging and other strategic transactions. To the extent the Portfolio invests in these securities directly or engages in hedging and other strategic transactions, the Portfolio will be subject to the same risks. As a Portfolio's asset mix becomes more conservative, the Portfolio becomes more susceptible to risks associated with fixed income securities.

o Equity Securities Risk. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the Underlying Funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

o Interest Rate Risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed income securities generally will increase. Conversely, when interest rates rise, the market value of fixed income securities will generally decrease. The longer the remaining maturity of instruments held by the Underlying Funds, the more sensitive the Portfolio is to interest rate risk.

o Credit Risk. Fixed income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Underlying Funds may be affected by unfavorable political, economic or government developments that could affect the repayment of principal or the payment of interest.

o High Yield Securities Risk. Fixed income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

o Foreign Securities Risk. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

o Hedging and Other Strategic Transactions. These transactions (derivatives) could involve a loss to the Portfolio if the transaction is not successful and may involve a small investment of cash relative to the magnitude of the risks assumed. Certain of these transactions also have the risk of loss if the counterparty does not perform as promised.

For a more complete description of these risks, see "Information About the Underlying Funds -- Risks of Investing in Underlying Funds".

--------------------------------------------------------------------------------
[LOGO]

PAST PERFORMANCE

Because this is a new Portfolio, there is no past performance to report.

--------------------------------------------------------------------------------
[LOGO]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the Portfolio's assets, and therefore are paid by shareholders indirectly.

-------------------------------------------------------------------------------------------------------------------------
Annual operating expenses(1)                                    Class R  Class R1  Class R2  Class R3  Class R4  Class R5
-------------------------------------------------------------------------------------------------------------------------
Management fee(2)                                                 0.06%     0.06%     0.06%     0.06%     0.06%     0.06%
-------------------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                             0.75%     0.50%     0.25%     0.50%     0.25%     0.00%
-------------------------------------------------------------------------------------------------------------------------
Other expenses(3)                                                 2.05%     2.05%     2.05%     1.95%     1.90%     1.85%
-------------------------------------------------------------------------------------------------------------------------
Total Portfolio operating expenses                                2.86%     2.61%     2.36%     2.51%     2.21%     1.91%
-------------------------------------------------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 10-1-07)(4)     1.66%     1.66%     1.66%     1.66%     1.66%     1.66%
-------------------------------------------------------------------------------------------------------------------------
Net Portfolio operating expenses                                  1.20%     0.95%     0.70%     0.85%     0.55%     0.25%
-------------------------------------------------------------------------------------------------------------------------
Estimated Underlying Fund expenses(5)                             0.76%     0.76%     0.76%     0.76%     0.76%     0.76%
-------------------------------------------------------------------------------------------------------------------------
Net Portfolio operating expenses and estimated Underlying
   Fund expenses                                                  1.96%     1.71%     1.46%     1.61%     1.31%     1.01%
-------------------------------------------------------------------------------------------------------------------------

(1)   Based on estimated expenses for the current fiscal year.

(2) The Management Fee has two components: (a) a fee on assets invested in affiliated Fund assets, and (b) a fee on assets not invested in affiliated Funds (other assets). It is currently anticipated that substantially all the assets of each Portfolio will be invested in affiliated Funds, although in the future the Portfolio may invest in other assets. See "Fund Details -- Management Fee" for further information.

(3) Other expenses includes fees paid by the fund to the Adviser under an agreement pursuant to which the Adviser will provide, either directly or through third parties, various administrative, recordkeeping, communication and educational services for retirement plans that are shareholders of the R classes of shares. The amount of the fee, calculated on average annual net assets (on an annualized basis) will not exceed 0.25% for Class R, Class R1, Class R2, 0.15% for Class R3, 0.10% for Class R4 and 0.05% for Class R5.

(4) The Adviser has agreed contractually to reimburse for certain Portfolio level expenses that exceed 0.09% of the average annual net assets, or to make a payment to a specific class of shares of the Portfolio in an amount equal to the amount by which the expenses attributable to such class of shares (excluding management fees, Underlying Fund expenses, Rule 12b-1 fees, transfer agency fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business and fees under any agreement or plans of the Portfolio dealing with services for shareholders and others with beneficial interests in shares of the Portfolio) exceed the percentage of average annual net assets (on an annualized basis) attributable as follows: 1.20% for Class R, 0.95% for Class R1, 0.70% for Class R2, 0.85% for Class R3, 0.55% for Class R4, 0.25% for Class R5. This expense reimbursement shall continue in effect until October 1, 2007 and thereafter until terminated by the Adviser on notice to JHF II.

(5) The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the JHF II and JHF III Funds in which the Portfolio may invest, see " Information About the Underlying Funds -- Description of Funds."

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                  Year 1                         Year 3
--------------------------------------------------------------------------------
Class R                     $199                           $955
--------------------------------------------------------------------------------
Class R1                    $174                           $881
--------------------------------------------------------------------------------
Class R2                    $149                           $807
--------------------------------------------------------------------------------
Class R3                    $164                           $852
--------------------------------------------------------------------------------
Class R4                    $133                           $762
--------------------------------------------------------------------------------
Class R5                    $103                           $671
--------------------------------------------------------------------------------

Lifecycle 2050 Portfolio                         SUBADVISER  MFC Global (U.S.A.)

--------------------------------------------------------------------------------
[LOGO]

GOAL AND STRATEGY

The Portfolio seeks high total return until its target retirement date. To pursue this goal, the Portfolio, which is a fund of funds, invests, under normal market conditions, substantially all of its assets in Underlying Funds using an asset allocation strategy designed for investors expected to retire in 2050 (see the Target Allocation Chart under "Lifecycle Portfolios" for current target allocations).

Over time, the asset allocation strategy becomes increasingly conservative as described in the Glide Path Chart under "Lifecycle Portfolios". After December 31st of the designated retirement year of the Portfolio, the Portfolio's investment goal and strategy and its related investment policies and restrictions will become similar to those of the Retirement Portfolio reflecting that the Portfolio's investors have entered the target retirement stage.

The Portfolio is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for the Portfolio will be directed to its Underlying Funds that most deviate from target. Quarterly, the subadviser may also rebalance the Portfolio's Underlying Funds to maintain target allocations.

The investment performance of the Portfolio will reflect both its subadviser's allocation decisions with respect to Underlying Funds and investments and the investment decisions made by the Underlying Funds' subadvisers.

The Portfolio may invest in various Funds that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds. The Portfolio may also invest in the securities of other investment companies and may make direct investments in other types of investments, see "Other Permitted Investments".

--------------------------------------------------------------------------------
[LOGO]

MAIN RISKS

The initial target allocation for the Lifecycle 2050 Portfolio is 100% equity securities and 0% fixed income securities, also see the "Target Allocation Chart". When the Portfolio has a greater asset mix of equity securities it will be less conservative and have more equity securities risk exposure. These risks are explained under "Equity Securities Risk". Over time, as the Portfolio gets closer to its target date the Portfolio's asset mix becomes more conservative as it contains more fixed income and short-term fixed income securities. The risks associated with fixed income and short-term fixed income securities are explained under "Interest Rate Risk", "Credit Risk" and "High Yield Securities Risk". The Portfolio's transformation reflects the need to reduce investment risk as retirement approaches and the need for lower volatility since the Portfolio may be a primary source of income for an investor after retirement.

o Fund of Fund Risk. The Portfolio's ability to achieve its investment objective will depend largely on the ability of MFC Global (U.S.A.) to select the appropriate mix of Underlying Funds. In addition, achieving the Portfolio's objective will depend on the performance of the Underlying Funds which depends on the Underlying Funds' ability to meet their investment objectives. There can be no assurance that either the Portfolio or the Underlying Funds will achieve their investment objective.

      The Portfolio is subject to the same risks as the Underlying Funds in which it invests. The Portfolio invests in Underlying Funds which invest in fixed income securities (including in some cases high yield securities) and equity securities, including foreign securities and engage in hedging and other strategic transactions. To the extent the Portfolio invests in these securities directly or engages in hedging and other strategic transactions, the Portfolio will be subject to the same risks. As a Portfolio's asset mix becomes more conservative, the Portfolio becomes more susceptible to risks associated with fixed income securities.

o Equity Securities Risk. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the Underlying Funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

o Interest Rate Risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed income securities generally will increase. Conversely, when interest rates rise, the market value of fixed income securities will generally decrease. The longer the remaining maturity of instruments held by the Underlying Funds, the more sensitive the Portfolio is to interest rate risk.

o Credit Risk. Fixed income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Underlying Funds may be affected by unfavorable political, economic or government developments that could affect the repayment of principal or the payment of interest.

o High Yield Securities Risk. Fixed income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

o Foreign Securities Risk. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

o Hedging and Other Strategic Transactions. These transactions (derivatives) could involve a loss to the Portfolio if the transaction is not successful and may involve a small investment of cash relative to the magnitude of the risks assumed. Certain of these transactions also have the risk of loss if the counterparty does not perform as promised.

For a more complete description of these risks, see "Information About the Underlying Funds -- Risks of Investing in Underlying Funds".

--------------------------------------------------------------------------------
[LOGO]

PAST PERFORMANCE

Because this is a new Portfolio, there is no past performance to report.

--------------------------------------------------------------------------------
[LOGO]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the Portfolio's assets, and therefore are paid by shareholders indirectly.

-------------------------------------------------------------------------------------------------------------------------
Annual operating expenses(1)                                    Class R  Class R1  Class R2  Class R3  Class R4  Class R5
-------------------------------------------------------------------------------------------------------------------------
Management fee(2)                                                 0.06%     0.06%     0.06%     0.06%     0.06%     0.06%
-------------------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                             0.75%     0.50%     0.25%     0.50%     0.25%     0.00%
-------------------------------------------------------------------------------------------------------------------------
Other expenses(3)                                                 4.58%     4.58%     4.58%     4.48%     4.43%     4.38%
-------------------------------------------------------------------------------------------------------------------------
Total Portfolio operating expenses                                5.39%     5.14%     4.89%     5.04%     4.74%     4.44%
-------------------------------------------------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 10-1-07)(4)     4.19%     4.19%     4.19%     4.19%     4.19%     4.19%
-------------------------------------------------------------------------------------------------------------------------
Net Portfolio operating expenses                                  1.20%     0.95%     0.70%     0.85%     0.55%     0.25%
-------------------------------------------------------------------------------------------------------------------------
Estimated Underlying Fund expenses(5)                             0.76%     0.76%     0.76%     0.76%     0.76%     0.76%
-------------------------------------------------------------------------------------------------------------------------
Net Portfolio operating expenses and estimated Underlying
   Fund expenses                                                  1.96%     1.71%     1.46%     1.61%     1.31%     1.01%
-------------------------------------------------------------------------------------------------------------------------

(1)   Based on estimated expenses for the current fiscal year.

(2) The Management Fee has two components: (a) a fee on assets invested in affiliated Fund assets, and (b) a fee on assets not invested in affiliated Funds (other assets). It is currently anticipated that substantially all the assets of each Portfolio will be invested in affiliated Funds, although in the future the Portfolio may invest in other assets. See "Fund Details -- Management Fee" for further information.

(3) Other expenses includes fees paid by the fund to the Adviser under an agreement pursuant to which the Adviser will provide, either directly or through third parties, various administrative, recordkeeping, communication and educational services for retirement plans that are shareholders of the R classes of shares. The amount of the fee, calculated on average annual net assets (on an annualized basis) will not exceed 0.25% for Class R, Class R1, Class R2, 0.15% for Class R3, 0.10% for Class R4 and 0.05% for Class R5.

(4) The Adviser has agreed contractually to reimburse for certain Portfolio level expenses that exceed 0.09% of the average annual net assets, or to make a payment to a specific class of shares of the Portfolio in an amount equal to the amount by which the expenses attributable to such class of shares (excluding management fees, Underlying Fund expenses, Rule 12b-1 fees, transfer agency fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business and fees under any agreement or plans of the fund dealing with services for shareholders and others with beneficial interests in shares of the Portfolio) exceed the percentage of average annual net assets (on an annualized basis) attributable as follows: 1.20% for Class R, 0.95% for Class R1, 0.70% for Class R2, 0.85% for Class R3, 0.55% for Class R4, 0.25% for Class R5. This expense reimbursement shall continue in effect until October 1, 2007 and thereafter until terminated by the Adviser on notice to JHF II.

(5) The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the JHF II and JHF III Funds in which the Portfolio may invest, see " Information About the Underlying Funds -- Description of Funds."

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                  Year 1                         Year 3
--------------------------------------------------------------------------------
Class R                     $199                         $1,452
--------------------------------------------------------------------------------
Class R1                    $174                         $1,382
--------------------------------------------------------------------------------
Class R2                    $149                         $1,311
--------------------------------------------------------------------------------
Class R3                    $164                         $1,353
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Class R4                    $133                         $1,268
--------------------------------------------------------------------------------
Class R5                    $103                         $1,182
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Lifecycle Retirement Portfolio                   SUBADVISER  MFC Global (U.S.A.)

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[LOGO]

GOAL AND STRATEGY

The Portfolio seeks maximum real return, consistent with the preservation of capital and prudent investment management. To pursue this goal, the Portfolio may invest in various Funds of the JHF II and JHF III that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities and science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds in which the Portfolio invests focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in Underlying Funds. The Portfolio may also invest in the securities of other investment companies and may make direct investments in other types of investments, see "Other Permitted Investments".

In employing its investment strategies for the Portfolio, the subadviser attempts to achieve a total rate of return that will support an inflation-adjusted average annual withdrawal rate of 6% of initial investment (before fees) over a long-term time horizon (approximately 30 years) while attempting to maintain a low probability of negative returns in any 12-month time period. The adviser and subadviser do not represent or guarantee that the Portfolio will meet this total return goal or achieve positive returns every year.

The Portfolio is eligible to invest in all Underlying Funds, except the Lifestyle Portfolios. When investing in shares of Funds, the Portfolio purchases only NAV shares (which are not subject to Rule 12b-1 fees).

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[LOGO]

MAIN RISKS

The initial target allocation for the Lifecycle Retirement Portfolio is 50% equity securities and 50% fixed income securities, also see the "Target Allocation Chart". When the Portfolio has a greater asset mix of equity securities it will be less conservative and have more equity securities risk exposure. These risks are explained under "Equity Securities Risk". The risks associated with fixed income and short-term fixed income securities are explained under "Interest Rate Risk", "Credit Risk" and "High Yield Securities Risk".

o Fund of Fund Risk. The Portfolio's ability to achieve its investment objective will depend largely on the ability of MFC Global (U.S.A.) to select the appropriate mix of Underlying Funds. In addition, achieving the Portfolio's objective will depend on the performance of the Underlying Funds which depends on the Underlying Funds' ability to meet their investment objectives. There can be no assurance that either the Portfolios or the Underlying Funds will achieve their investment objective.

      The Portfolio is subject to the same risks as the Underlying Funds in which it invests. The Portfolio invests in Underlying Funds which invest in fixed income securities (including in some cases high yield securities) and equity securities, including foreign securities and engage in hedging and other strategic transactions. To the extent the Portfolio invests in these securities directly or engages in hedging and other strategic transactions, the Portfolio will be subject to the same risks.

o Equity Securities Risk. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the Underlying Funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

o Interest Rate Risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed income securities generally will increase. Conversely, when interest rates rise, the market value of fixed income securities will generally decrease. The longer the remaining maturity of instruments held by the Underlying Funds, the more sensitive the Portfolio is to interest rate risk.

o Credit Risk. Fixed income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Underlying Funds may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.

o High Yield Securities Risk. Fixed income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

o Foreign Securities Risk. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

o Hedging and Other Strategic Transactions. These transactions (derivatives) could involve a loss to the Portfolio if the transaction is not successful and may involve a small investment of cash relative to the magnitude of the risks assumed. Certain of these transactions also have the risk of loss if the counterparty does not perform as promised.

For a more complete description of these risks, see "Information About the Underlying Funds -- Risks of Investing in Underlying Funds".

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[LOGO]

PAST PERFORMANCE

Because this is a new Portfolio, there is no past performance to report.

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[LOGO]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the Portfolio's assets, and therefore are paid by shareholders indirectly.

-------------------------------------------------------------------------------------------------------------------------
Annual operating expenses(1)                                    Class R  Class R1  Class R2  Class R3  Class R4  Class R5
-------------------------------------------------------------------------------------------------------------------------
Management fee(2)                                                 0.10%     0.10%     0.10%     0.10%     0.10%     0.10%
-------------------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                             0.75%     0.50%     0.25%     0.50%     0.25%     0.00%
-------------------------------------------------------------------------------------------------------------------------
Other expenses(3)                                                 1.82%     1.82%     1.82%     1.72%     1.67%     1.62%
-------------------------------------------------------------------------------------------------------------------------
Total Portfolio operating expenses                                2.67%     2.42%     2.17%     2.32%     2.02%     1.72%
-------------------------------------------------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 10-1-07)(4)     1.43%     1.43%     1.43%     1.43%     1.43%     1.43%
-------------------------------------------------------------------------------------------------------------------------
Net Portfolio operating expenses                                  1.24%     0.99%     0.74%     0.89%     0.59%     0.29%
-------------------------------------------------------------------------------------------------------------------------
Estimated Underlying Fund expenses(5)                             0.71%     0.71%     0.71%     0.71%     0.71%     0.71%
-------------------------------------------------------------------------------------------------------------------------
Net Portfolio operating expenses and estimated Underlying
   Fund expenses                                                  1.95%     1.70%     1.45%     1.60%     1.30%     1.00%
-------------------------------------------------------------------------------------------------------------------------

(1)   Based on estimated expenses for the current fiscal year.

(2) The Management Fee has two components: (a) a fee on assets invested in affiliated Fund assets, and (b) a fee on assets not invested in affiliated Funds (other assets). It is currently anticipated that substantially all the assets of each Portfolio will be invested in affiliated Funds, although in the future the Portfolio may invest in other assets. See "Fund Details -- Management Fee" for further information.

(3) Other expenses includes fees paid by the fund to the Adviser under an agreement pursuant to which the Adviser will provide, either directly or through third parties, various administrative, recordkeeping, communication and educational services for retirement plans that are shareholders of the R classes of shares. The amount of the fee, calculated on average annual net assets (on an annualized basis) will not exceed 0.25% for Class R, Class R1, Class R2, 0.15% for Class R3, 0.10% for Class R4 and 0.05% for Class R5.

(4) The Adviser has agreed contractually to reimburse for certain Portfolio level expenses that exceed 0.09% of the average annual net assets, or to make a payment to a specific class of shares of the Portfolio in an amount equal to the amount by which the expenses attributable to such class of shares (excluding management fees, Underlying Fund expenses, Rule 12b-1 fees, transfer agency fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business and fees under any agreement or plans of the Portfolio dealing with services for shareholders and others with beneficial interests in shares of the Portfolio) exceed the percentage of average annual net assets (on an annualized basis) attributable as follows: 1.24% for Class R, 0.99% for Class R1, 0.74% for Class R2, 0.89% for Class R3, 0.59% for Class R4, 0.29% for Class R5. This expense reimbursement shall continue in effect until October 1, 2007 and thereafter until terminated by the Adviser on notice to JHF II.

(5) The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the JHF II and JHF III Funds in which the Portfolio may invest, see " Information About the Underlying Funds -- Description of Funds."

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.

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Expenses                  Year 1                         Year 3
--------------------------------------------------------------------------------
Class R                     $198                           $906
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Class R1                    $173                           $832
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Class R2                    $148                           $757
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Class R3                    $163                           $802
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Class R4                    $132                           $712
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Class R5                    $102                           $621
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FUND CODES

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                                Class R       Class R1       Class R2       Class R3       Class R4       Class R5
-------------------------------------------------------------------------------------------------------------------
Lifecycle 2010 Portfolio
-------------------------------------------------------------------------------------------------------------------
Ticker                            XXXXX          XXXXX          XXXXX          XXXXX          XXXXX          XXXXX
-------------------------------------------------------------------------------------------------------------------
CUSIP                       41015E 59 3    41015E 58 5    41015E 57 7    41015E 56 9    41015E 55 1    41015E 54 4
-------------------------------------------------------------------------------------------------------------------
Newspaper                            --             --             --             --             --             --
-------------------------------------------------------------------------------------------------------------------
JH fund number                       xx            1xx            5xx             xx            1xx            5xx
-------------------------------------------------------------------------------------------------------------------

Lifecycle 2015 Portfolio
-------------------------------------------------------------------------------------------------------------------
Ticker                            XXXXX          XXXXX          XXXXX          XXXXX          XXXXX          XXXXX
-------------------------------------------------------------------------------------------------------------------
CUSIP                       41015E 47 8    41015E 46 0    41015E 45 2    41015E 44 5    41015E 43 7    41015E 42 9
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Newspaper                            --             --             --             --             --             --
-------------------------------------------------------------------------------------------------------------------
JH fund number                       xx            1xx            5xx             xx            1xx            5xx
-------------------------------------------------------------------------------------------------------------------

Lifecycle 2020 Portfolio
-------------------------------------------------------------------------------------------------------------------
Ticker                            XXXXX          XXXXX          XXXXX          XXXXX          XXXXX          XXXXX
-------------------------------------------------------------------------------------------------------------------
CUSIP                       41015E 35 3    41015E 34 6    41015E 33 8    41015E 32 0    41015E 31 2    41015E 29 6
-------------------------------------------------------------------------------------------------------------------
Newspaper                            --             --             --             --             --             --
-------------------------------------------------------------------------------------------------------------------
JH fund number                       xx            1xx            5xx             xx            1xx            5xx
-------------------------------------------------------------------------------------------------------------------

Lifecycle 2025 Portfolio
-------------------------------------------------------------------------------------------------------------------
Ticker                            XXXXX          XXXXX          XXXXX          XXXXX          XXXXX          XXXXX
-------------------------------------------------------------------------------------------------------------------
CUSIP                       41015E 23 9    41015E 22 1    41015E 21 3    41015E 19 7    41015E 18 9    41015E 17 1
-------------------------------------------------------------------------------------------------------------------
Newspaper                            --             --             --             --             --             --
-------------------------------------------------------------------------------------------------------------------
JH fund number                       xx            1xx            5xx             xx            1xx            5xx
-------------------------------------------------------------------------------------------------------------------

Lifecycle 2030 Portfolio
-------------------------------------------------------------------------------------------------------------------
Ticker                            XXXXX          XXXXX          XXXXX          XXXXX          XXXXX          XXXXX
-------------------------------------------------------------------------------------------------------------------
CUSIP                       47803M 75 4    47803M 74 7    47803M 73 9    47803M 72 1    47803M 71 3    47803M 69 7
-------------------------------------------------------------------------------------------------------------------
Newspaper                            --             --             --             --             --             --
-------------------------------------------------------------------------------------------------------------------
JH fund number                       xx            1xx            5xx             xx            1xx            5xx
-------------------------------------------------------------------------------------------------------------------

Lifecycle 2035 Portfolio
-------------------------------------------------------------------------------------------------------------------
Ticker                            XXXXX          XXXXX          XXXXX          XXXXX          XXXXX          XXXXX
-------------------------------------------------------------------------------------------------------------------
CUSIP                       47803M 63 0    47803M 62 2    47803M 61 4    47803M 59 8    47803M 58 0    47803M 57 2
-------------------------------------------------------------------------------------------------------------------
Newspaper                            --             --             --             --             --             --
-------------------------------------------------------------------------------------------------------------------
JH fund number                       xx            1xx            5xx             xx            1xx            5xx
-------------------------------------------------------------------------------------------------------------------

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                                Class R       Class R1       Class R2       Class R3       Class R4       Class R5
-------------------------------------------------------------------------------------------------------------------
Lifecycle 2040 Portfolio
-------------------------------------------------------------------------------------------------------------------
Ticker                            XXXXX          XXXXX          XXXXX          XXXXX          XXXXX          XXXXX
-------------------------------------------------------------------------------------------------------------------
CUSIP                       47803M 51 5    47803M 49 9    47803M 48 1    47803M 47 3    47803M 46 5    47803M 45 7
-------------------------------------------------------------------------------------------------------------------
Newspaper                            --             --             --             --             --             --
-------------------------------------------------------------------------------------------------------------------
JH fund number                       xx            1xx            5xx             xx            1xx            5xx
-------------------------------------------------------------------------------------------------------------------

Lifecycle 2045 Portfolio
-------------------------------------------------------------------------------------------------------------------
Ticker                            XXXXX          XXXXX          XXXXX          XXXXX          XXXXX          XXXXX
-------------------------------------------------------------------------------------------------------------------
CUSIP                       47803M 38 2    47803M 37 4    47803M 36 6    47803M 35 8    47803M 34 1    47803M 33 3
-------------------------------------------------------------------------------------------------------------------
Newspaper                            --             --             --             --             --             --
-------------------------------------------------------------------------------------------------------------------
JH fund number                       xx            1xx            5xx             xx            1xx            5xx
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Lifecycle 2050 Portfolio
-------------------------------------------------------------------------------------------------------------------
Ticker                            XXXXX          XXXXX          XXXXX          XXXXX          XXXXX          XXXXX
-------------------------------------------------------------------------------------------------------------------
CUSIP                       47803M 26 7    47803M 25 9    47803M 24 2    47803M 23 4    47803M 22 6    47803M 21 8
-------------------------------------------------------------------------------------------------------------------
Newspaper                            --             --             --             --             --             --
-------------------------------------------------------------------------------------------------------------------
JH fund number                       xx            1xx            5xx             xx            1xx            5xx
-------------------------------------------------------------------------------------------------------------------

Lifecycle Retirement Portfolio
-------------------------------------------------------------------------------------------------------------------
Ticker                            XXXXX          XXXXX          XXXXX          XXXXX          XXXXX          XXXXX
-------------------------------------------------------------------------------------------------------------------
CUSIP                       47804A 60 1    47804A 70 0    47804A 80 9    47804A 88 2    47804A 87 4    47804A 86 6
-------------------------------------------------------------------------------------------------------------------
Newspaper                            --             --             --             --             --             --
-------------------------------------------------------------------------------------------------------------------
JH fund number                       xx            1xx            5xx             xx            1xx            5xx
-------------------------------------------------------------------------------------------------------------------

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OTHER PERMITTED INVESTMENTS

The Portfolios may also invest in:

o     U.S. government securities and short-term paper.

o Shares of other registered open-end investment companies (and registered unit investment trusts) within the same "group of investment companies" as that term is defined in Section 12 of the 1940 Act.

In addition, if permitted by SEC order or applicable regulations, the Portfolios may:

o     Purchase domestic and foreign equity and fixed income securities.

o Invest in equity securities which may include common and preferred stocks of large-, medium- and small-capitalization companies in both developed (including the U.S.) and emerging markets.

o Invest in fixed income securities which may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations and supranationals, inflation protected securities, convertible bonds, mortgaged-backed securities, asset-backed securities and collateralized debt securities. Investments in fixed income securities may include securities of issuers in both developed (including the U.S.) and emerging markets and may include fixed income securities rated below investment grade.

o Purchase securities of registered closed-end investment companies that are part of the same "group of investment companies" as that term is defined in Section 12 of the 1940 Act.

o Invest up to 15% of its net assets in illiquid securities of such entities as limited partnerships and other pooled investment vehicles such as hedge funds.

o Make short sales of securities (borrow and sell securities not owned by a Portfolio), either to realize appreciation when a security that the Portfolio does not own declines in value or as a hedge against potential declines in the value of a Portfolio security.

o Invest in publicly traded partnerships, including publicly traded partnerships that invest principally in commodities or commodities-linked derivatives.

If permitted by SEC order or applicable regulations, the Portfolios are authorized to use various investment strategies such as hedging and other related transactions. For example, the Portfolios may use derivative instruments (such as options, futures and swaps) for hedging purposes, including hedging various market risks and managing the effective maturity or duration of debt instruments held in a Portfolio. In addition, these strategies may be used to gain exposure to a particular securities market. The Portfolios also may purchase and sell physical commodities and may enter into swap contracts and other commodity-linked derivative instruments including those linked to physical commodities. Please refer to "Hedging and Other Strategic Transactions" in both the prospectus and the Statement of Additional Information ("SAI").

As indicated, the Portfolios may engage in a number of the investment practices described above only if permitted under applicable regulations or SEC exemptive relief from certain prohibitions is obtained. There can be no assurance, however, that such relief will be granted.

TEMPORARY DEFENSIVE INVESTING

The Portfolios may invest up to 100% of their assets in cash or money market instruments for the purpose of:

o     meeting redemption requests,

o     making other anticipated cash payments, or

o protecting the Portfolios in the event MFC Global Investment Management (U.S.A.) Limited determines that market or economic conditions warrant a defensive posture.

To the extent a Portfolio is in a defensive position, its ability to achieve its investment objective will be limited.

MANAGEMENT OF THE PORTFOLIOS

Subject to the limitations described above, the Portfolios may at any time invest any percentage of their assets in any of the different investments described above. The subadviser may from time to time adjust the percentage of assets invested in any specific investment held by the Portfolios. Such adjustments may be made, for example, to increase or decrease a Portfolio's holdings of a particular asset class, to adjust portfolio quality or the duration of fixed income securities or to increase or reduce the percent of a Portfolio's assets subject to the management of a particular Underlying Fund. In addition, changes may be made to reflect fundamental changes in the investment environment.

Your account

--------------------------------------------------------------------------------
WHO CAN BUY CLASS R, R1, R2, R3, R4 AND R5 SHARES

Class R, R1, R2, R3, R4 and R5 shares are available to certain types of investors, as noted below:

o Qualified tuition programs under Section 529 of the Internal Revenue Code of 1986, as amended (the "Code")("529 Plans") distributed by John Hancock or one of its affiliates.

o Retirement Plans ("Retirement Plans") including pension, profit sharing and other plans qualified under Section 401(a) or described in Section 403(b) or 457 of the Code, and non-qualified deferred compensation plans.

o Class R shares are available only to retirement plans where the shares are held on the books of the Portfolios through omnibus accounts (either at the plan level or at the level of the financial service firm).

o Rollover individual retirement accounts are available for participants whose plans are already invested in Class R, R1, R2, R3, R4 or R5 shares.

o Retirement Plans and other plans (except 529 plans) not currently invested in Class A, B and C shares, which are described in a separate prospectus, may invest only in Class R, R1, R2, R3, R4 and R5 shares.

Class R, R1, R2, R3, R4 and R5 shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs, individual 403(b) plans or other individual retirement accounts.

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CLASS R, R1, R2, R3, R4 AND R5 SHARES COST STRUCTURE

The Class R, R1, R2, R3, R4 and R5 shares of the Portfolios are sold without any front-end or deferred sales charges. Each of the R, R1, R2, R3 and R4 share classes has a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares.

--------------------------------------------------------------------------------
Class R
--------------------------------------------------------------------------------
o  Distribution and service (12b-1) fees of 0.75%.

--------------------------------------------------------------------------------
Class R1
--------------------------------------------------------------------------------
o  Distribution and service (12b-1) fees of 0.50%.

--------------------------------------------------------------------------------
Class R2
--------------------------------------------------------------------------------
o  Distribution and service (12b-1) fees of 0.25%.

--------------------------------------------------------------------------------
Class R3
--------------------------------------------------------------------------------
o  Distribution and service (12b-1) fees of 0.50%.

--------------------------------------------------------------------------------
Class R4
--------------------------------------------------------------------------------
o  Distribution and service (12b-1) fees of 0.25%.

The Portfolio has adopted Service Plans for the Class R, R1, R2, R3, R4 and R5 shares of each of the Portfolios which authorize the Portfolios to pay affiliated and unaffiliated entities a service fee for providing certain recordkeeping and other administrative services in connection with investments in the Portfolios by retirement plans. The service fee is a specified percentage of the average daily net assets of a Portfolio's share class held by plan participants and is 0.25% for Class R, Class R1 and Class R2, 0.15% for Class R3 shares, 0.10% for Class R4 shares and 0.05% for Class R5 shares. The performance and expenses information included in this prospectus does not reflect fees and expenses of any plan which may use a Portfolio as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

12b-1 fees Rule 12b-1 fees will be paid to the Portfolio's distributor, John Hancock Funds, LLC (the "Distributor"), and may be used by the Distributor for expenses relating to the distribution of, and shareholder or administrative services for holders of, the shares of the class and for the payment of "service fees" that come within Rule 2830(d)(5) of the Conduct Rules of the National Association of Securities Dealers.

Because these fees are paid out of the Portfolios' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other classes of shares of the Portfolios, which have their own expense structures, may be offered in separate prospectuses.

Your broker-dealer or agent may charge you a fee to effect transactions in Portfolio shares.

Additional payments to financial intermediaries

Shares of the Portfolios are primarily sold through financial intermediaries (firms), such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. These firms may be compensated for selling shares of the Portfolios in two principal ways:

o     directly, by the payment of sales commissions, if any; and

o     indirectly, as a result of the Portfolio paying Rule 12b-1 fees.

Certain firms may request, and the Distributor may agree to make, payments in addition to sales commissions and Rule 12b-1 fees out of the Distributor's own resources. These additional payments are sometimes referred to as "revenue sharing." These payments assist in our efforts to promote the sale of the Portfolios' shares. The Distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The Distributor determines which firms to support and the extent of the payments it is willing to make. The Distributor generally chooses to compensate firms that have a strong capability to distribute shares of the Portfolios and that are willing to cooperate with the Distributor's promotional efforts.

The Distributor hopes to benefit from revenue sharing by increasing the Portfolios' net assets, which, as well as benefiting the Portfolios, would result in additional management and other fees for the Adviser and its affiliates. In consideration for revenue sharing, a firm may feature certain Portfolios in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the Distributor's marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the intermediary's sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the Portfolios, the intermediary may earn a profit on these payments. Revenue sharing payments may provide your firm with an incentive to favor the Portfolios.

The SAI discusses the Distributor's revenue sharing arrangements in more detail. Your intermediary may charge you additional fees

                                                                YOUR ACCOUNT  31
other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the Distributor or the Portfolios, as well as about fees and/or commissions it charges.

The Distributor, Adviser and their affiliates may have other relationships with your firm relating to the provision of services to the Portfolios, such as providing omnibus account services, transaction processing services or effecting portfolio transactions for Portfolios. If your intermediary provides these services, the Adviser or the Portfolios may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the Adviser or its affiliates that are not related to the Portfolios.

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1     Read this prospectus carefully.

2 Determine if you are eligible, referring to "Who Can Buy Class R, R1, R2, R3, R4 and R5 Shares."

3 Eligible retirement plans generally may open an account and purchase Class R, R1, R2, R3, R4 and R5 shares by contacting any broker, dealer or other financial service firm authorized to sell Class R, R1, R2, R3, R4 and R5 shares of the Portfolios. Additional shares may be purchased through a retirement plan's administrator or recordkeeper. There is no minimum initial investment for Class R, R1, R2, R3, R4 and R5 shares. A retirement plan participant can obtain a retirement plan application or a rollover individual retirement account application from his/her financial representative, plan administrator or by calling John Hancock Signature Services, Inc. ("Signature Services"), JHF II's transfer agent at 1-888-972-8696.

--------------------------------------------------------------------------------
INFORMATION FOR PLAN PARTICIPANTS

Plan participants generally must contact their plan service provider to purchase, redeem or exchange shares.

The administrator of a retirement plan or employee benefits office can provide participants with detailed information on how to participate in the plan, elect a fund as an investment option, elect different investment options, alter the amounts contributed to the plan or change allocations among investment options. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

Financial service firms may provide some of the shareholder servicing and account maintenance services required by retirement plan accounts and their plan participants, including transfers of registration, dividend payee changes and generation of confirmation statements, and may arrange for plan administrators to provide other investment or administrative services. Financial service firms may charge retirement plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, retirement plans may charge plan participants for certain expenses. These fees and additional amounts could reduce an investment return in Class R shares of a Portfolio.

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value ("NAV") per share for each Portfolio and share class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern time). The NAV for each Portfolio is calculated based upon the NAVs of the Underlying Funds in which it invests. The prospectuses for the Underlying Funds explain the circumstances under which those funds use fair-value pricing and the effects of doing so.

Buy and sell prices When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

Execution of requests Each Portfolio is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

In unusual circumstances, any Portfolio may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Exchanges You may exchange Class R, R1, R2, R3, R4 and R5 shares for the same class of other John Hancock funds that are available through your plan, or Money Market Fund Class A shares without paying a sales charge. The registration for both accounts must be identical. Note: Once exchanged into Money Market Fund Class A, shares may only be exchanged back into Class R, R1, R2, R3, R4 and R5 shares.

Excessive trading The Portfolios are intended for long-term investment purposes only and do not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of a Portfolio can disrupt portfolio investment strategies and may increase Portfolio expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders Purchases and exchanges should be made primarily for investment purposes. JHF II reserves the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, a Portfolio may in its discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific "Limitation on exchange activity" described below if the Portfolio or its agents determine that accepting the order could interfere with the efficient management of a Portfolio or otherwise not be in the Portfolio's best interest in light of unusual trading activity related to your account. In the event that the Portfolio rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The Portfolio reserves the right to delay for up to one business day, consistent

32  YOUR ACCOUNT
with applicable law, the processing of exchange requests in the event that, in the Portfolio's judgment, such delay would be in the Portfolio's best interest, in which case both the redemption and purchase side of the exchange will receive the Portfolios' NAVs at the conclusion of the delay period. The Portfolio, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

Exchange limitation policies The Board of Trustees of JHF II has adopted the following policies and procedures by which the Portfolio, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity The Portfolio, through its agents, undertakes to use its best efforts to exercise the Portfolio's right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a fund account in an amount of $5,000 or more, exchanges $1,000 or more out of that fund account within 30 calendar days on three occasions during any 12-month period. Nothing in this paragraph limits the right of the Portfolio to refuse any purchase or exchange order, as discussed above under "Right to reject or restrict purchase and exchange orders".

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or preestablished exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the Portfolio believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the Portfolio's ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of a Portfolio's shareholder accounts and in light of the limitations on the ability of the Portfolio to detect and curtail excessive trading practices, a significant percentage of a Portfolio's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the Fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the Portfolio to prevent excessive trading, there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of a Portfolio and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Portfolio will not always be able to detect frequent trading activity, investors should not assume that the Portfolio will be able to detect or prevent all frequent trading or other practices that disadvantage a Portfolio. For example, the ability of the Portfolio to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of a Portfolio's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of a Portfolio, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the Portfolio.

Excessive trading risk To the extent that a Portfolio or its agents are unable to curtail excessive trading practices in a Portfolio, these practices may interfere with the efficient management of the Portfolio and may result in the Portfolio engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the Portfolio's operating costs and decrease the Portfolio's investment performance. Maintenance of higher levels of cash balances would likewise result in lower Portfolio investment performance during periods of rising markets.

While excessive trading can potentially occur in any fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

o A fund that invests a significant portion of its assets in small or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under "Valuation of shares." These types of securities entail a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

o A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

o A fund that invests a significant portion of its assets in below investment grade (junk) bonds, that may trade infrequently or are fair valued as discussed under "Valuation of shares," entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities.

Any frequent trading strategies may interfere with efficient management of a Portfolio. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment

                                                                YOUR ACCOUNT  33
grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Account information JHF II is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply name, address, date of birth and social security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, JHF II may close your account, redeem your shares at the next NAV minus any applicable sales charges and take any other steps that it deems reasonable.

Certificated shares The Portfolios do not issue share certificates. Shares are electronically recorded.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Portfolio will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

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DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows (for rollover IRA accounts only):

o after every transaction (except a dividend reinvestment, automatic investment or systematic withdrawal) that affects your account balance

o     after any changes of name or address of the registered owner(s)

o     in all other circumstances, at least quarterly

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends Each of the Portfolios, other than the Lifecycle Retirement Portfolio, generally declare and pay income dividends annually. The Lifecycle Retirement Portfolio declares and pays income dividends on a quarterly basis. Capital gains, if any, are distributed annually, typically after the end of a Portfolio's fiscal year.

Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same Portfolio and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date.

Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or contingent deferred sales charge will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

Taxability of dividends For investors who are not exempt from federal income taxes, dividends you receive from a Portfolio, whether reinvested or taken as cash, are generally considered taxable. Dividends from a Portfolio's short-term capital gains are taxable as ordinary income. Dividends from a Portfolio's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the Portfolio's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

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ADDITIONAL INVESTOR SERVICES

Disclosure of portfolio holdings The Portfolio's Policy Regarding Disclosure of Portfolio Holdings can be found in Appendix B of the SAI and the portfolio holdings information can be found at: www.jhfunds.com.

The holdings of the Portfolio will be posted to the Web site listed above within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of the Portfolio. In addition, the ten largest holdings of the Portfolio will be posted to the Web site listed above 30 days after each calendar quarter end. The information described above will remain on the Web site until the date the Portfolio files its Form N-CSR or Form N-Q with the Securities and Exchange Commission ("SEC") for the period that includes the date as of which the Web site information is current. The Portfolio's Form N-CSR and Form N-Q will contain the Portfolio's entire portfolio holdings as of the applicable calendar quarter end.

34  YOUR ACCOUNT

Information about the Underlying Funds

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RISKS OF INVESTING IN UNDERLYING FUNDS

By owning shares of Underlying Funds, each of the Portfolios indirectly invests, to varying degrees, in equity securities of U.S. companies, including small and medium size companies and in fixed income securities. Many of the Underlying Funds also invest in foreign securities. In addition, most of the Underlying Funds may invest in derivatives. To the extent that a Portfolio invests directly in these securities or investments, the Portfolio will be subject to the same risks.

Equity securities Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by an Underlying Fund could decline if the financial condition of the companies the Portfolio invests in decline or if overall market and economic conditions deteriorate. Even funds that invest in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

Fixed income securities Fixed income securities are generally subject to two principal types of risks: (a) interest rate risk and (b) credit quality risk.

Interest rate risk Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed income securities generally can be expected to decline.

Credit quality risk Fixed income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after an Underlying Fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the Portfolio's investments. Underlying Funds that may invest in lower rated fixed income securities are riskier than funds that may invest in higher rated fixed income securities. Additional information on the risks of investing in investment grade fixed income securities in the lowest rating category and lower rated fixed income securities is set forth below.

Investment grade fixed income securities in the lowest rating category Investment grade fixed income securities in the lowest rating category (rated "Baa" by Moody's or "BBB" by Standard & Poor's and comparable unrated securities) involve a higher degree of risk than fixed income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

Lower rated fixed income securities Lower rated fixed income securities are defined as securities rated below investment grade (rated "Ba" and below by Moody's and "BB" and below by Standard & Poor's). The principal risks of investing in these securities are as follows:

General risks

o Risk to principal and income Investing in lower rated fixed income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

o Price volatility The price of lower rated fixed income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed income securities by the market's perception of their credit quality especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.

o Liquidity The market for lower rated fixed income securities may have more limited trading than the market for investment grade fixed income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

o Dependence on subadviser's own credit analysis While a subadviser to an Underlying Fund may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed income securities is more dependent on the subadviser's evaluation than the assessment of the credit risk of higher rated securities.

Additional risks regarding lower rated corporate fixed-income securities Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economics conditions than higher-rated corporate fixed income securities. Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower rated foreign government fixed income securities Lower rated foreign government fixed income securities are subject to the risks of investing in emerging market countries described below under "Foreign Securities". In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

                                      INFORMATION ABOUT THE UNDERLYING FUNDS  35

Small and medium size companies

Small or unseasoned companies

o Survival of small or unseasoned companies Companies that are small or unseasoned (less than three years of operating history) are more likely than larger or established companies to fail or not to accomplish their goals. As a result, the value of their securities could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products, may have limited financial resources and a small management group.

o Changes in earnings and business prospects Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities.

o Liquidity The securities of small or unseasoned companies may have limited marketability. This factor could cause the value of a fund's investments to decrease if it needs to sell such securities when there are few interested buyers.

o Impact of buying or selling shares Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.

o Publicly available information There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for a fund, a subadviser may not be aware of problems associated with the company issuing the security.

Medium size companies

o Investments in the securities of medium sized companies present risks similar to those associated with small or unseasoned companies although to a lesser degree due to the larger size of the companies.

Foreign securities The principal risks of investing in foreign securities are set forth below. As noted below, many of these risks are greater in the case of investments in emerging market countries.

o Currency fluctuations Investments in foreign securities may cause an Underlying Fund to lose money when converting investments from foreign currencies into U.S. dollars. A fund may attempt to lock in an exchange rate by purchasing a foreign currency exchange contract prior to the settlement of an investment in a foreign security. However, it may not always be successful in doing so and the fund could still lose money.

o Political and economic conditions Investments in foreign securities subject an Underlying Fund to the political or economic conditions of the foreign country. These conditions could cause fund investments to lose value if these conditions deteriorate for any reason. This risk increases in the case of emerging market countries which are more likely to be politically unstable. Political instability could cause the value of any investment in the securities of an issuer based in a foreign country to decrease or could prevent or delay the fund from selling its investment and taking the money out of the country.

o Removal of proceeds of investments from a foreign country Foreign countries, especially emerging market countries, often have currency controls or restrictions which may prevent or delay a fund from taking money out of the country or may impose additional taxes on money removed from the country. Therefore, an Underlying Fund could lose money if it is not permitted to remove capital from the country or if there is a delay in taking the assets out of the country, since the value of the assets could decline during this period or the exchange rate to convert the assets into U.S. dollars could worsen.

o Nationalization of assets Investments in foreign securities subject an Underlying Fund to the risk that the company issuing the security may be nationalized. If the company is nationalized, the value of the company's securities could decrease in value or even become worthless.

o Settlement of sales Foreign countries, especially emerging market countries, may also have problems associated with settlement of sales. Such problems could cause the Underlying Fund to suffer a loss if a security to be sold declines in value while settlement of the sale is delayed.

o Investor Protection Standards Foreign countries, especially emerging market countries, may have less stringent investor protection and disclosure standards than the U.S. Therefore, when making a decision to purchase a security for an Underlying Fund, a subadviser may not be aware of problems associated with the company issuing the security and may not enjoy the same legal rights as those provided in the U.S.

Hedging and other strategic transactions Individual Underlying Funds may be authorized to use a variety of investment strategies. For example, the Underlying Fund may use derivative instruments (such as options, futures and swaps) for hedging purposes, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements) and managing the effective maturity or duration of debt instruments held by the fund. Hedging refers to protecting against possible changes in the market value of securities a fund already owns or plans to buy or protecting unrealized gains in the fund's portfolio. These strategies may also be used to gain exposure to a particular securities market. The hedging and other strategic transactions which may be used are described below:

o exchange-listed and over-the-counter put and call options on securities, financial futures contracts and fixed income indices and other financial instruments,

o     financial futures contracts (including stock index futures),

o     interest rate transactions*,

o     currency transactions**,

o swaps (including interest rate, index, equity, credit default swaps and currency swaps), and

o     structured noted, including hybrid or "index" securities.

36  INFORMATION ABOUT THE UNDERLYING FUNDS

Collectively, these transactions are referred to in this prospectus as "Hedging and Other Strategic Transactions". The description in the prospectus for the Underlying Funds indicates which, if any, of these types of transactions may be used by the Portfolios.

 * A fund's interest rate transactions may take the form of swaps, caps, floors and collars.

** A fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Hedging and other strategic transactions may be used for the following purposes:

o to attempt to protect against possible changes in the market value of securities held or to be purchased by a fund resulting from securities markets or currency exchange rate fluctuations,

o     to protect a Fund's unrealized gains in the value of its securities,

o     to facilitate the sale of a Fund's securities for investment purposes,

o     to manage the effective maturity or duration of a Fund's securities,

o to establish a position in the derivatives markets as a substitute for purchasing or selling securities in a particular market, or

o to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

The ability of a Fund to utilize hedging and other strategic transactions successfully will depend in part on its subadviser's ability to predict pertinent market movements, which cannot be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select a fund's portfolio securities. If the transaction is not successful it could result in a loss to the Portfolio. These transactions may also increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risks assumed. The potential loss from the use of futures can exceed a Portfolio's initial investment in such contracts. In addition, these transactions could result in a loss to the Portfolio if the counterparty to the transaction does not perform as promised. A detailed discussion of various hedging and other strategic transactions, including applicable regulations of the Commodity Futures Trading Commission and the requirement to segregate assets with respect to these transactions, appears in the SAI. To the extent a Portfolio utilizes hedging and other strategic transactions it will be subject to the same risks.

                                      INFORMATION ABOUT THE UNDERLYING FUNDS  37

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DESCRIPTION OF FUNDS

The Portfolios may invest in the Funds. The following tables set forth, separately for the fixed income Funds of JHF II and the equity Funds of each of JHF II and JHF III: (i) the names of the Funds and of their respective subadvisers; (ii) the estimated expense ratios of the Class NAV shares of the Funds for the current fiscal year; and (iii) brief descriptions of the Funds' investment goals and principal strategies. Additional investment practices are described in the JHF II's SAI and in the prospectuses for these Funds. The Portfolios may also invest in other Underlying Funds not described in the chart.

Fixed-Income Funds -- John Hancock Funds II

                                            Estimated
Fund and subadviser(s)                      expense ratio  Goal and principal strategy
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Active Bond Fund                            0.67%          Seeks income and capital appreciation by investing at least 80% of its
Declaration Management & Research LLC                      assets in a diversified mix of debt securities and instruments.
and Sovereign Asset Management

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Bond Index Fund                             0.54%          Seeks to track the performance of the Lehman Brothers Aggregate Index
Declaration Management & Research LLC                     (which represents the U.S. investment grade bond market). The fund normally invests at least 80% of its assets in securities listed in this
                                                           Index. The fund is an intermediate-term bond fund of high and medium credit quality.

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Core Bond Fund                              0.75%          Seeks total return consisting of income and capital appreciation by
Wells Capital Management, Incorporated                     normally investing in a broad range of investment-grade debt securities.
                                                           The subadviser invests in debt securities that it believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. From time to time, the fund may also invest in unrated bonds believed to be comparable to investment-grade debt securities. Under normal circumstances, the subadviser expects to maintain an overall effective duration range between 4 and 5 1/2 years.

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Global Bond Fund                            0.79%          Seeks to realize maximum total return, consistent with preservation of
Pacific Investment Management Company LLC                  capital and prudent investment management by investing primarily in fixed-income securities denominated in major foreign currencies, baskets of foreign currencies (such as the ECU) and the U.S. dollar.

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High Income Fund                            0.77%          Seeks high current income by normally investing at least 80% of its
Sovereign Asset Management LLC                             assets in U.S. and foreign fixed-income securities rated BB/Ba or lower and their unrated equivalents.

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High Yield Fund                             0.72%          Seeks to realize an above-average total return over a market cycle of
Western Asset Management Company                           three to five years, consistent with reasonable risk, by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.

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Investment Quality Bond Fund                0.69%          Seeks a high level of current income consistent with the maintenance of
Wellington Management Company, LLP                         principal and liquidity by investing in a diversified portfolio of investment grade bonds, focusing on corporate bonds and U.S. Government bonds with intermediate to longer term maturities. The fund may also invest up to 20% of its assets in non-investment grade fixed income securities.

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Real Return Bond Fund                       0.75%          Seeks maximum return, consistent with preservation of capital and
Pacific Investment Management Company LLC                  prudent investment management, by normally investing at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments and by corporations.

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Short-Term Bond Fund                        1.06%          Seeks income and capital appreciation by investing at least 80% of its
Declaration Management & Research LLC                      assets in a diversified mix of debt securities and instruments.

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38  INFORMATION ABOUT THE UNDERLYING FUNDS

Fixed-Income Funds -- John Hancock Funds II Continued

                                            Estimated
Fund and subadviser(s)                      expense ratio  Goal and principal strategy
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Spectrum Income Fund                        0.80%          Seeks a high level of current income with moderate share price
T. Rowe Price Associates, Inc.                             fluctuation. The fund diversifies its assets widely among market segments and seeks to maintain broad exposure to several markets in an attempt to reduce the impact of markets that are declining and to benefit from good performance in particular segments over time. The fund normally invests in investment grade corporate, and foreign and emerging market fixed income securities, income-oriented stocks up to 40% of its assets, short-term securities, asset-backed and mortgage-related securities and
                                                           U.S. Government securities. The fund may invest up to 40% of its assets in high yield fixed-income securities (commonly known as "junk bonds").

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Strategic Bond Fund                         0.75%          Seeks a high level of total return consistent with preservation of
Western Asset Management Company                           capital by giving its subadviser broad discretion to deploy the fund's assets among certain segments of the fixed income market in the manner the subadviser believes will best contribute to achieving the fund's investment goal.

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Strategic Income Fund                       1.15%          Seeks a high level of current income by normally investing primarily in:
Sovereign Asset Management LLC                             foreign government and corporate debt securities from developed and emerging markets; U.S. Government and agency securities; and U.S. high yield bonds.

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Total Return Fund                           0.75%          Seeks to realize maximum total return, consistent with preservation of
Pacific Investment Management Company LLC                  capital and prudent investment management, by normally investing at least 65% of its assets in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration will normally vary within a three- to six-year time frame based on the subadviser's forecast for interest rates.

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U.S. Government Securities Fund             0.69%          Seeks a high level of current income, consistent with preservation of
Western Asset Management Company                           capital and maintenance of liquidity, by investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S.
                                                           Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.

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U.S. High Yield Bond Fund                   0.82%          Seeks total return with a high level of current income by normally
Wells Capital Management, Incorporated                     investing primarily in below investment-grade debt securities (commonly known as "junk bonds" or high yield securities). The fund also invests in corporate debt securities and may buy preferred and other convertible securities and bank loans.

Equity Underlying Funds -- John Hancock Funds II

                                            Estimated
Fund and Subadviser(s)                      expense ratio  Goal and principal strategy
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Index 500 Fund                              0.50%          Seeks to approximate the aggregate total return of a broad U.S. domestic
MFC Global Investment Management                           equity market index by attempting to track the performance of the S&P
(U.S.A.) Limited                                           500 Composite Stock Price Index*.

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All Cap Core Fund                           0.93%          Seeks long-term growth of capital by investing primarily in common
Deutsche Asset Management Inc.                             stocks and other equity securities within all asset classes (small, mid and large cap), primarily those within the Russell 3000 Index.*

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All Cap Growth Fund                         0.95%          Seeks long-term capital appreciation by normally investing its assets
AIM Capital Management, Inc.                               principally in common stocks of companies that are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above average, long-term growth in earnings and have excellent prospects for future growth.

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All Cap Value Fund                          0.89%          Seeks capital appreciation by investing in equity securities of U.S. and
Lord, Abbett & Co LLC                                      multinational companies in all capitalization ranges that the subadviser believes are undervalued.

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                                      INFORMATION ABOUT THE UNDERLYING FUNDS  39

Equity Funds -- John Hancock Funds II continued

                                            Estimated
Fund and subadviser(s)                      expense ratio  Goal and principal strategy
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Blue Chip Growth Fund                       0.85%          Seeks to achieve long-term growth of capital (current income is a
T. Rowe Price Associates, Inc.                             secondary objective) by normally investing at least 80% of its total assets in the common stocks of large and medium-sized blue chip growth companies. Some of the stocks in the portfolio are expected to pay dividends.

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Capital Appreciation Fund                   0.90%          Seeks long-term capital growth by investing at least 65% of its total
Jennison Associates LLC                                    assets in equity-related securities of companies that exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium-to-large capitalization companies.

------------------------------------------------------------------------------------------------------------------------------------
Classic Value Fund                          1.23%          Seeks long-term growth of capital by normally investing at least 80% of
Pzena Investment Management, LLC                           its net assets in domestic equity securities. The subadviser seeks to identify companies that it believes are currently undervalued relative to the market, based on estimated future earnings and cash flow.

------------------------------------------------------------------------------------------------------------------------------------
Core Equity Fund                            0.84%          Seeks long-term capital growth by normally investing primarily in equity
Legg Mason Capital Management, Inc.                        securities that, in the subadviser's opinion, offer the potential for capital growth. The subadviser seeks to purchase securities at large discounts to the subadviser's assessment of their intrinsic value.

------------------------------------------------------------------------------------------------------------------------------------
Dynamic Growth Fund                         1.13%          Seeks long-term growth of capital by investing in stocks and other
Deutsche Asset Management Inc.                             equity securities of medium-sized U.S. companies with strong growth potential.

------------------------------------------------------------------------------------------------------------------------------------
Emerging Growth Fund                        0.87%          Seeks superior long-term rates of return through capital appreciation by
Sovereign Asset Management LLC                             normally investing primarily in high quality securities and convertible instruments of small-cap U.S. companies.

------------------------------------------------------------------------------------------------------------------------------------
Emerging Small Company Fund                 1.06%          Seeks long-term capital appreciation by investing, under normal market
RCM Capital Management LLC                                 conditions, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of U.S. companies with smaller capitalizations (which RCM defines as companies with market capitalizations of not less than 50% and not more than 200% of the weighted average market capitalization of the Russell 2000 Index).*

------------------------------------------------------------------------------------------------------------------------------------
Equity-Income Fund                          0.85%          Seeks to provide substantial dividend income and also long-term capital
T. Rowe Price Associates, Inc.                             appreciation by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.

------------------------------------------------------------------------------------------------------------------------------------
Financial Services Fund                     1.09%          Seeks growth of capital by normally investing at least 80% of its net
Davis Selected Advisers, L.P.                              assets (plus any borrowings for investment purposes) in companies principally engaged in financial services. A company is "principally engaged" in financial services if it owns financial services-related assets constituting at least 50% of the value of its total assets, or if at least 50% of its revenues are derived from its provision of financial services.

------------------------------------------------------------------------------------------------------------------------------------
Fundamental Value Fund                      0.82%          Seeks growth of capital by normally investing primarily in common stocks
Davis Selected Advisers, L.P.                              of U.S. companies with market capitalizations of at least $10 billion.
                                                           The fund may also invest in U.S. companies with smaller capitalizations.

------------------------------------------------------------------------------------------------------------------------------------
Global Allocation Fund                      1.14%          Seeks total return, consisting of long-term capital appreciation and
UBS Global Asset Management                                current income, by investing in equity and fixed income securities of
(Americas) Inc.                                            issuers located within and outside the U.S.

------------------------------------------------------------------------------------------------------------------------------------
Global Fund                                 1.04%          Seeks long-term capital appreciation by normally investing at least 80%
Templeton Global Advisors Limited                          of its net assets (plus any borrowings for investment purposes) in equity securities of companies located anywhere in the world, including emerging markets.

------------------------------------------------------------------------------------------------------------------------------------

40  INFORMATION ABOUT THE UNDERLYING FUNDS

Equity Funds -- John Hancock Funds II continued

                                            Estimated
Fund and subadviser(s)                      expense ratio  Goal and principal strategy
------------------------------------------------------------------------------------------------------------------------------------
Growth & Income Fund                        0.75%          Seeks to achieve a high total return by outperforming its benchmark, the
Grantham, Mayo, Van Otterloo & Co. LLC                     S&P 500 Index. The fund normally invests at least 80% of its assets in investments tied economically to the U.S. and typically makes equity investments in larger capitalized U.S. companies to gain broad exposure to the U.S. equity market.

------------------------------------------------------------------------------------------------------------------------------------
Growth Fund                                 0.85%          Seeks long-term capital growth by seeking to outperform its benchmark,
Grantham, Mayo, Van Otterloo & Co. LLC                     the Russell 1000 Growth Index. The fund typically makes equity investments in U.S. companies whose stocks are included in the Russell
                                                           1000 Index, or in companies with size and growth characteristics similar to those of companies with stocks in the Index.*

------------------------------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund                   0.87%          Seeks long-term capital growth by seeking to outperform its benchmark,
Grantham, Mayo, Van Otterloo & Co. LLC                     the Russell 2500 Growth Index. The fund typically makes equity investments in companies whose stocks are included in the Russell 2500
                                                           Index, or in companies with total market capitalizations similar such companies ("small and mid-cap companies"). The fund normally invests at least 80% of its assets in investments in small and mid-cap companies.*

------------------------------------------------------------------------------------------------------------------------------------
Global Real Estate Fund                     1.21%          Seeks to achieve a combination of long-term capital appreciation and
Deutsche Asset Management, Inc.                            current income by investing at least 80% of net assets in equity securities of real estate investment trusts ("REIT") and real estate companies including foreign REITs and real estate companies.

------------------------------------------------------------------------------------------------------------------------------------
Health Sciences Fund                        1.20%          Seeks long-term capital appreciation by normally investing at least 80%
T. Rowe Price Associates, Inc.                             of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively, "health sciences").

------------------------------------------------------------------------------------------------------------------------------------
International Equity Index Fund             0.63%          Seeks to track the performance of broad-based equity indices of foreign
SSgA Funds Management, Inc.                                companies in developed and emerging markets by attempting to track the performance of the MSCI All Country World ex-US Index*.

------------------------------------------------------------------------------------------------------------------------------------
International Growth Fund                   1.03%          Seeks long term capital appreciation by seeking to outperform its
Grantham, Mayo, Van Otterloo & Co. LLC                     benchmark, the S&P/ Citigroup Primary Market Index ("PMI") Europe,
                                                           Pacific, Asia Composite ("EPAC") Growth Style Index. The fund typically invests in a diversified portfolio of equity investments from developed markets throughout the world.

------------------------------------------------------------------------------------------------------------------------------------
International Opportunities Fund            1.11%          Seeks long-term growth of capital by normally investing at least 65% of
Marsico Capital Management, LLC                            its assets in common stocks of foreign companies selected for their long-term growth potential. The fund may invest in companies of any size throughout the world and normally invests in issuers from at least three different countries not including the U.S. It may invest in common stocks of companies operating in emerging markets.

------------------------------------------------------------------------------------------------------------------------------------
International Small Cap Fund                1.08%          Seeks long-term capital appreciation by investing primarily in the common
Templeton Investment Counsel, LLC                          stock of smaller companies outside the U.S. and normally invests at least
                                                           80% of its net assets (plus any borrowing for investment purposes) in securities issued by foreign companies which have total stock market capitalizations or annual revenues of $4 billion or less ("small company securities").

------------------------------------------------------------------------------------------------------------------------------------
International Small Company Fund            1.12%          Seeks long-term capital appreciation by primarily investing its assets in
Dimensional Fund Advisors, Inc.                            equity securities of non-U.S. small companies of developed and emerging markets under normal conditions.

------------------------------------------------------------------------------------------------------------------------------------
International Stock Fund                    1.02%          Seeks to achieve high total return by outperforming its benchmark, the
Grantham, Mayo, Van Otterloo & Co. LLC                     MSCI EAFE Index. The fund normally invests 80% of its assets in equity securities and typically invests in a diversified mix of equity investments from developed markets other than the U.S.*

------------------------------------------------------------------------------------------------------------------------------------
International Value Fund                    0.93%          Seeks long-term growth of capital by normally investing primarily in
Templeton Investment Counsel, Inc.                         equity securities of companies located outside the U.S., including emerging markets.

------------------------------------------------------------------------------------------------------------------------------------

                                      INFORMATION ABOUT THE UNDERLYING FUNDS  41

Equity Funds -- John Hancock Funds II continued

                                            Estimated
Fund and subadviser(s)                      expense ratio  Goal and principal strategy
------------------------------------------------------------------------------------------------------------------------------------
Intrinsic Value Fund                        0.83%          Seeks long-term capital growth by seeking to outperform its benchmark,
Grantham, Mayo, Van Otterloo & Co. LLC                     the Russell 1000 Value Index. The fund typically makes equity investments in U.S. companies whose stocks are included in the Russell 1000 Index, or in companies with size and growth characteristics similar to those of companies with stocks in the Index.

------------------------------------------------------------------------------------------------------------------------------------
Large Cap Fund                              0.93%          Seeks to maximize total return, consisting of capital appreciation and
UBS Global Asset Management                                current income, by normally investing at least 80% of its net assets
(Americas) Inc.                                            (plus borrowings for investment purposes, if any) in equity securities of
                                                           U.S. large capitalization companies.

------------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund                       0.95%          Seeks long-term growth of capital by normally investing at least 80% of
Fidelity Management & Research Company                     its net assets (plus any borrowings for investment purposes) in equity securities of companies with large market capitalizations.

------------------------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                        0.94%          Seeks long-term growth of capital by normally investing, primarily in a
BlackRock Investment Management LLC                        diversified portfolio of equity securities of large cap companies located in the U.S.

------------------------------------------------------------------------------------------------------------------------------------
Managed Fund                                1.16%          Seeks income and long-term capital appreciation by investing primarily in
Grantham, Mayo, Van Otterloo & Co. LLC                     a diversified mix of: (a) common stocks of large and mid sized U.S.
and Declaration Management & Research LLC                  companies; and (b) bonds with an overall intermediate term average maturity. The fund employs a multi-manager approach with two subadvisers, each of which employs its own investment approach and independently manages its portion of the fund's portfolio.

------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Core Fund                           0.93%          Seeks long-term growth of capital by normally investing at least 80% of
AIM Capital Management, Inc.                               its net assets in equity securities, including convertible securities, of mid-capitalization companies.

------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Index Fund                          0.54%          Seeks to approximate the aggregate total return of a mid cap U.S.
MFC Global Investment Management                           domestic equity market index by attempting to track the performance of
(U.S.A.) Limited                                           the S&P Mid Cap 400 Index*.

------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Stock Fund                          0.90%          Seeks long-term growth of capital by normally investing at least 80% of
Wellington Management Company, LLP                         its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. The fund tends to invest in companies having market capitalizations similar to those of companies included in the
                                                           Russell Mid Cap Index.

------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Equity Fund                   1.02%          Seeks to provide long-term growth of capital by investing at least 80% of
RiverSource Investment, LLC                                its net assets in equity securities of medium-sized companies.

------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Fund                          0.90%          Seeks capital appreciation by normally investing at least 80% of its net
Lord, Abbett & Co LLC                                      assets (plus any borrowings for investment purposes) in mid-sized companies, with market capitalizations at the time of purchase within the market capitalization range of companies in the Russell Mid Cap Index.*

------------------------------------------------------------------------------------------------------------------------------------
Natural Resources Fund                      1.06%          Seeks long-term total return by normally investing primarily in equity
Wellington Management Company, LLP                         and equity-related securities of natural resource-related companies worldwide.

------------------------------------------------------------------------------------------------------------------------------------
Pacific Rim Fund                            1.13%          Seeks long-term growth of capital by investing in a diversified portfolio
MFC Global Investment Management                           comprised primarily of common stocks and equity-related securities of
(U.S.A.) Limited                                           corporations domiciled in countries in the Pacific Rim region.

------------------------------------------------------------------------------------------------------------------------------------
Quantitative All Cap Fund                   0.78%          Seeks long-term growth of capital by normally investing primarily in
MFC Global Investment Management                           equity securities of U.S. companies. The fund will generally focus on
(U.S.A.) Limited                                           equity securities of U.S. companies across the three market capitalization ranges of large, mid and small.

------------------------------------------------------------------------------------------------------------------------------------

42  INFORMATION ABOUT THE UNDERLYING FUNDS

Equity Funds -- John Hancock Funds II continued

                                            Estimated
Fund and subadviser(s)                      expense ratio  Goal and principal strategy
------------------------------------------------------------------------------------------------------------------------------------
Quantitative Mid Cap Fund                   0.82%          Seeks long-term growth of capital by normally investing at least 80% of
MFC Global Investment Management                           its total assets (plus any borrowings for investment purposes) in U.S.
(U.S.A.) Limited                                           mid-cap stocks, convertible preferred stocks, convertible bonds and warrants.

------------------------------------------------------------------------------------------------------------------------------------
Quantitative Value Fund                     0.76%          Seeks long-term capital appreciation by investing primarily in large-cap
MFC Global Investment Management                           U.S. securities with the potential for long-term growth of capital.
(U.S.A.) Limited

------------------------------------------------------------------------------------------------------------------------------------
Real Estate Equity Fund                     1.06%          Seeks to provide long-term growth through a combination of capital
T. Rowe Price Associates, Inc.                             appreciation and current income by investing at least 80% of its net assets in the equity securities of real estate companies, including
                                                           REITs, real estate operating companies, brokers, developers and other companies with at least 50% of revenues, profits or assets related to real estate activities.

------------------------------------------------------------------------------------------------------------------------------------
Real Estate Securities Fund                 0.74%          Seeks to achieve a combination of long-term capital appreciation and
Deutsche Asset Management Inc.                             current income by normally investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts ("REITs") and real estate companies.

------------------------------------------------------------------------------------------------------------------------------------
Science & Technology Fund                   1.12%          Seeks long-term growth of capital by normally investing at least 80% of
RCM Capital Managment LLC &                                its net assets (plus any borrowings for investment purposes) in common
T. Rowe Price Associates, Inc.                             stocks of companies expected to benefit from the development, advancement, and use of science and technology. Current income is incidental to the fund's objective.

------------------------------------------------------------------------------------------------------------------------------------
Small Cap Fund                              0.92%          Seeks maximum capital appreciation consistent with reasonable risk to
Independence Investment LLC                                principal by normally investing at least 80% of its net assets in equity securities of companies whose market capitalizations do not exceed the greater of (a) $2 billion, (b) the market capitalizations of the companies in the Russell 2000 Index, and (c) the market capitalization of the companies in the S&P Small Cap 600 Index.

------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                       1.54%          Seeks long-term capital appreciation by normally investing primarily in
Wellington Management Company, LLP                         small-cap companies believed to offer above average potential for growth in revenues and earnings.

------------------------------------------------------------------------------------------------------------------------------------
Small Cap Index Fund                        0.54%          Seeks to approximate the aggregate total return of a small cap U.S.
MFC Global Investment Management                           domestic equity market index by attempting to track the performance of
(U.S.A.) Limited                                           the Russell 2000 Index.*

------------------------------------------------------------------------------------------------------------------------------------
Small Cap Opportunities Fund                1.06%          Seeks long-term capital appreciation by normally investing at least 80%
Munder Capital Management                                  of its assets in equity securities of companies with market capitalizations within the range of the companies in the Russell 2000
                                                           Index.*

------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund                        1.54%          Seeks long-term capital appreciation by normally investing at least 80%
Wellington Management Company, LLP                         of its assets in small-cap companies that are believed to be undervalued by various measures and to offer good prospects for capital appreciation.

------------------------------------------------------------------------------------------------------------------------------------
Small Company Fund                          1.13%          Seeks long-term capital growth by normally investing primarily in equity
American Century Investment                                securities of smaller-capitalization U.S. companies. The subadviser uses
Management, Inc.                                           quantitative, computer-driven models to construct the fund's portfolio of stocks.

------------------------------------------------------------------------------------------------------------------------------------
Small Company Growth Fund                   1.15%          Seeks long-term growth of capital by normally investing at least 80% of
AIM Capital Management, Inc.                               its assets in securities of small-capitalization companies. The subadviser seeks to identify those companies that have strong earnings momentum or demonstrate other potential for growth of capital.

------------------------------------------------------------------------------------------------------------------------------------

                                      INFORMATION ABOUT THE UNDERLYING FUNDS  43

Equity Funds -- John Hancock Funds II continued

                                            Estimated
Fund and subadviser(s)                      expense ratio  Goal and principal strategy
------------------------------------------------------------------------------------------------------------------------------------
Small Company Value Fund                    1.08%          Seeks long-term growth of capital by investing primarily in small
T. Rowe Price Associates, Inc.                             companies whose common stocks are believed to be undervalued. The fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations that do not exceed the maximum market capitalization of any security in the
                                                           Russell 2000 Index at the time of purchase.*

------------------------------------------------------------------------------------------------------------------------------------
Special Value Fund                          1.08%          Seeks long-term capital growth by normally investing at least 80% of its
ClearBridge Advisors, LLC                                  net assets in common stocks and other equity securities of companies whose market capitalizations at the time of investment are no greater than the market capitalization of companies in the Russell 2000 Value
                                                           Index.

------------------------------------------------------------------------------------------------------------------------------------
Strategic Value Fund                        0.94%          Seeks capital appreciation by normally investing at least 65% of its net
Massachusetts Financial Services Company                   assets in common stocks and related securities of companies which the subadviser believes are undervalued in the market relative to their long term potential.

------------------------------------------------------------------------------------------------------------------------------------
Total Stock Market Index Fund               0.54%          Seeks to approximate the aggregate total return of a broad U.S. domestic
MFC Global Investment Management                           equity market index by attempting to track the performance of the
(U.S.A.) Limited                                           Wilshire 5000 Equity Index.*

------------------------------------------------------------------------------------------------------------------------------------
U.S. Global Leaders Growth Fund             0.78%          Seeks long-term growth of capital by normally investing primarily in
Sustainable Growth Advisers, L.P.                          common stocks of "U.S. Global Leaders" as determined by the subadviser.

------------------------------------------------------------------------------------------------------------------------------------
U.S. Multi Sector Fund                      0.81%          Seeks long term capital appreciation. The fund normally invests in
Grantham, Mayo, Van Otterloo & Co. LLC                     securities in the Wilshire 5000 Index, an independently maintained index which measures the performance of all equity securities (with readily available price data) of issuers with headquarters in the U.S. The fund normally invests at least 80% of its assets in investments tied economically to the U.S.*

------------------------------------------------------------------------------------------------------------------------------------
Utilities Fund                              1.14%          Seeks capital growth and current income (income above that available
Massachusetts Financial Services Company                   from a portfolio invested entirely in equity securities) by normally investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity and debt securities of domestic and foreign companies in the utilities industry.

------------------------------------------------------------------------------------------------------------------------------------
Value & Restructuring Fund                  0.90%          Seeks long-term capital appreciation by investing primarily (at least
UST Adviser Inc.                                           65% of its assets) in common stocks of U.S. and foreign companies whose share prices, in the opinion of the subadviser, does not reflect the economic value of the company's assets, but where the subadviser believes restructuring efforts or industry consolidation will serve to highlight the true value of the company. In choosing investments for the fund, the subadviser looks for companies where restructuring activities, such as consolidations, outsourcing, spin-offs or reorganizations, will offer significant value to the issuer and increase its investment potential. The subadviser may select companies of any size for the fund, and the fund invests in a diversified group of companies across a number of different industries.

------------------------------------------------------------------------------------------------------------------------------------
Value Fund                                  0.86%          Seeks to realize an above-average total return over a market cycle of
Van Kampen Investments                                     three to five years, consistent with reasonable risk, by investing primarily in equity securities of companies with capitalizations similar to the market capitalizations of companies in the Russell Midcap Value
                                                           Index.*

------------------------------------------------------------------------------------------------------------------------------------

44  INFORMATION ABOUT THE UNDERLYING FUNDS

Equity Funds -- John Hancock Funds II continued

                                            Estimated
Fund and subadviser(s)                      expense ratio  Goal and principal strategy
------------------------------------------------------------------------------------------------------------------------------------
Value Opportunities Fund                    0.88%          Seeks long-term capital growth by seeking to outperform its benchmark,
Grantham, Mayo, Van Otterloo & Co. LLC                     the Russell 2500 Value Index. The fund typically makes equity investments in companies whose stocks are included in the Russell 2500 Index, or in companies with total market capitalizations similar such companies
                                                           ("small cap companies"). The fund normally invests at least 80% of its assets in securities of small cap companies.*

------------------------------------------------------------------------------------------------------------------------------------
Vista Fund                                  0.97%          Seeks long-term capital growth by normally investing in common stocks of
American Century Investment                                U.S. and foreign companies that are medium-sized and smaller at the time of purchase. The fund also may invest in domestic and foreign preferred stocks, convertible debt securities, equity-equivalent securities, non-leveraged futures contracts and options, notes, bonds and other debt securities. The subadviser looks for stocks of medium-sized and smaller companies it believes will increase in value over time, using a proprietary investment strategy.

------------------------------------------------------------------------------------------------------------------------------------

Equity Funds -- John Hancock Funds III

                                            Estimated
Fund and subadviser(s)                      expense ratio  Goal and principal strategy
------------------------------------------------------------------------------------------------------------------------------------
Active Value Fund                           0.90%          Seeks long-term capital growth by seeking to outperform its benchmark,
Grantham, Mayo, Van Otterloo & Co. LLC                     the Russell 1000 Value Index. The fund typically makes equity investments in U.S. companies whose stocks are included in the Russell 1000 Index, or in companies with size and value characteristics similar to those of companies with stocks in the Index.

------------------------------------------------------------------------------------------------------------------------------------
Global Fund                                 1.17%          Seeks to achieve high total return by seeking to outperform its
Grantham, Mayo, Van Otterloo & Co. LLC                     benchmark, the S&P/Citigroup Primary Market Index ("PMI") World Growth
                                                           Index. The fund typically invests in a diversified portfolio of equity investments from the world's developed markets.

------------------------------------------------------------------------------------------------------------------------------------
Growth Fund                                 0.90%          Seeks long-term capital growth by seeking to outperform its benchmark,
Grantham, Mayo, Van Otterloo & Co. LLC                     the Russell 1000 Growth Index. The fund typically makes equity investments in U.S. companies whose stocks are included in the Russell
                                                           1000 Index, or in companies with size and growth characteristics similar to those of companies with stocks in the Index.

------------------------------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund                   0.88%          Seeks long-term capital growth by seeking to outperform its benchmark,
Grantham, Mayo, Van Otterloo & Co. LLC                     the Russell 2500 Growth Index. The fund typically makes equity investments in companies whose stocks are included in the Russell 2500
                                                           Index, or in companies with total market capitalizations similar such companies ("small cap companies"). The fund normally invests at least 80%
                                                           of its assets in investments in small cap companies.

------------------------------------------------------------------------------------------------------------------------------------
International Core Fund                     1.05%          Seeks to achieve high total return by seeking to outperform its
Grantham, Mayo, Van Otterloo & Co. LLC                     benchmark, the MSCI EAFE Index. The fund normally invests 80% of its assets in equity securities and typically invests in a diversified mix of equity investments from developed markets outside the U.S.

------------------------------------------------------------------------------------------------------------------------------------
International Growth Fund                   1.08%          Seeks to achieve high total return by seeking to outperform its
Grantham, Mayo, Van Otterloo & LLC                         benchmark, the S&P/Citigroup Primary Market Index ("PMI") Europe,
                                                           Pacific, Asia Composite ("EPAC") Growth Style Index.* The fund typically invests in a diversified mix of equity investments from developed markets outside the U.S.

------------------------------------------------------------------------------------------------------------------------------------
Intrinsic Value Fund                        0.84%          Seeks long-term capital growth by seeking to outperform its benchmark,
Grantham, Mayo, Van Otterloo & Co. LLC                     the Russell 1000 Value Index. The fund typically makes equity investments in U.S. companies whose stocks are included in the Russell 1000 Index, or in companies with size and growth characteristics similar to those of companies with stocks in the Index.

------------------------------------------------------------------------------------------------------------------------------------

                                      INFORMATION ABOUT THE UNDERLYING FUNDS  45

Equity Funds -- John Hancock Funds III continued

                                            Estimated
Fund and subadviser(s)                      expense ratio  Goal and principal strategy
------------------------------------------------------------------------------------------------------------------------------------
U.S. Core Fund                              0.83%          Seeks to achieve a high total return by outperforming its benchmark, the
Grantham, Mayo, Van Otterloo & Co. LLC                     S&P 500 Index. The fund normally invests at least 80% of its assets in investments tied economically to the U.S. and typically makes equity investments in larger capitalized U.S. companies to gain broad exposure to the U.S. equity market.

------------------------------------------------------------------------------------------------------------------------------------
U.S. Quality Equity Fund                    0.85%          Seeks to achieve a high total return by outperforming its benchmark, the
Grantham, Mayo, Van Otterloo & Co. LLC                     S&P 500 Index. The fund normally invests at least 80% of its assets in investments tied economically to the U.S. and typically makes equity investments in larger capitalized U.S. companies to gain broad exposure to the U.S. equity market. The fund typically holds between 40 and 80 stocks.

------------------------------------------------------------------------------------------------------------------------------------
Value Opportunities Fund                    0.89%          Seeks long-term capital growth by seeking to outperform its benchmark,
Grantham, Mayo, Van Otterloo & Co. LLC                     the Russell 2500 Value Index. The fund typically makes equity investments in companies whose stocks are included in the Russell 2500 Index, or in companies with total market capitalizations similar such companies
                                                           ("small cap companies"). The fund normally invests at least 80% of its assets in securities of small cap companies.*

------------------------------------------------------------------------------------------------------------------------------------

* "Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "S&P Mid Cap 400(R)" are trademarks of The McGraw-Hill Companies, Inc., Russell 1000(R), Russell 1000 Value(R), Russell 1000 Growth(R), "Russell 2000(R)," "Russell 2000(R) Growth", Russell 2500(R), Russell 2500 Value(R), Russell 2500 Growth(R), "Russell 3000(R)", Russell Mid Cap (R) and Russell Mid Cap Value(R) are trademarks of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "MSCI All Country World ex-US Index" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the index funds are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the funds.

46  YOUR ACCOUNT

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The diagram below shows the basic business structure used by JHF II. The Board of Trustees of JHF II oversees its business activities and retains the services of the various firms that carry out the operations of the Portfolios.

The Trustees have the power to change the respective investment goal of each of the Portfolios without shareholder approval.

Management fees JHF II pays the Adviser a management fee for each Portfolio. The management fee has two components: (a) a fee on assets invested in affiliated Funds ("Affiliated Fund Assets") and (b) a fee on assets not invested in affiliated funds ("Other Assets"). Affiliated Funds are any Fund of JHF II and JHF III.

The fee on Affiliated Fund Assets is stated as an annual percentage of the current value of the aggregate net assets of all the Portfolios determined in accordance with the following schedule and that rate is applied to the Affiliated Fund Assets of each Portfolio.

Fee Table for Affiliated Fund Assets

                                                           First     Excess Over
                                                    $7.5 Billion    $7.5 Billion
--------------------------------------------------------------------------------
Aggregate Net Assets of Lifecycle
   Portfolios                                             0.060%          0.050%
--------------------------------------------------------------------------------

The fee on Other Assets is stated as an annual percentage of the current value of the aggregate net assets of all the Portfolios determined in accordance with the following schedule and that rate is applied to the Other Assets of each Portfolio.

Fee Table for Other Assets

                                                           First     Excess Over
                                                    $7.5 Billion    $7.5 Billion
--------------------------------------------------------------------------------
Aggregate Net Assets of Lifecycle
   Portfolios                                             0.510%          0.500%
--------------------------------------------------------------------------------

                                                               --------------

                                                                Shareholders  -----------------------|
                                                                                                     |
                                                               --------------                        |
                                                                     |                               |
                                                                     |                               |
              --                               -----------------------------------------------       |
              |                                                                                      |
              |                                         Financial services firms and                 |
              |                                             their representatives                    |
              |                                                                                      |
              |                           |----     Advise current and prospective share-     -------|
              |       Distribution and    |     holders on their portfolio investments, often        |
              |     shareholder services  |     in the context of an overall financial plan.         |
              |                           |                                                          |
              |                           |    -----------------------------------------------       |
              |                           |                                                          |
              |                           |                                                          |
              |     -----------------------------------------------       ---------------------------------------------------
              |                  Principal distributor                                      Transfer agent
              |
              |                 John Hancock Funds, LLC                          John Hancock Signature Services, Inc.
              |
              |      Markets the Portfolio and distributes shares           Handles shareholder services, including record-
              |       through selling brokers, financial planners          keeping and statements, distribution of dividends
              |          and other financial representatives.                  and processing of buy and sell requests.
              |
              --   -----------------------------------------------       ---------------------------------------------------
                                          |                                                       |
                                          |                                                       |
                                          |-------------------------------------------------------|
                                                                        |
--------------------------------   ------------------------------------ | -----------------------------------------               --
           Subadviser                                                   |                 Custodian                                |
                                            Investment adviser          |                                                          |
MFC Global Investment Management                                        |     State Street Bank & Trust Company                    |
        (U.S.A.) Limited                  John Hancock Investment       |           2 Avenue de Lafayette                          |
      200 Bloor Street East              Management Services, LLC       |             Boston, MA 02111                   Asset     |
Toronto, Ontario, Canada M4W 1ES            601 Congress Street         |                                             management   |
                                           Boston, MA 02210-2805        | Holds the Portfolios' assets, settles all                |
  Provides portfolio management                                         |   portfolio trades and collects most of                  |
       to the portfolios.          Manages the portfolios' business and |      the valuation data required for                     |
                                          investment activities.        |     calculating each portfolio's NAV.                    |
--------------------------------                                        |                                                          |
              |                                                         |                                                          |
              |                                                         |                                                          |
--------------------------------   ------------------------------------ | -----------------------------------------               --
                                                     |                  |                     |
                                                     |------------------|---------------------|

     Subadviser consultant                              -----------------------------------

Deutsche Asset Management, Inc.
        345 Park Avenue                                              Trustees
   New York, New York 10154
                                                        Oversee the Portfolios' activities.
  Provides assets allocation
  consulting services to the                            -----------------------------------
          subadviser.

--------------------------------

                                                                FUND DETAILS  47

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

Subadviser MFC Global (U.S.A.) is the subadviser to each of the Portfolios. MFC Global (U.S.A.) provides investment advisory services to individual and institutional investors and is a wholly owned subsidiary of MFC.

DeAM provides subadvisory consulting services to MFC Global (U.S.A.) in its management of the Portfolios. DeAM provides investment advisory services to retail and institutional clients. DeAM is a wholly owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group.

The subadviser is compensated by the Adviser, and not by any of the Portfolios. Similarly, DeAM is compensated by the subadviser, and not by any of the Portfolios.

Pursuant to an order received from the SEC, the Adviser, subject to Board of Trustees' approval, is permitted to appoint a new subadviser for a Portfolio and Fund or change the terms of a subadvisory agreement without obtaining shareholder approval. As a result, the JHF II is able from time to time to change Fund subadvisers or the fees paid to subadvisers without the expense and delays associated with holding a shareholders' meeting. The SEC order does not, however, permit the Adviser to appoint a subadviser that is an affiliate of the Adviser or JHF II (other than by reason of serving as a subad-viser) or change the subadvisory fee of an affiliated subadviser without shareholder approval.

Portfolio manager Steven Orlich is the portfolio manager for each Portfolio. He joined MFC Global (U.S.A.) in 1998 and is Vice President and Senior Portfolio Manager, Asset Allocation. JHF II's SAI includes additional information about Mr. Orlich's compensation, the accounts he manages other than the Portfolios and his ownership of shares of the Portfolios, if any.

Advisory and subadvisory contracts A discussion regarding the basis for the Board of Trustees' approving the investment advisory and subadvisory contracts of JHF II is available in the JHF II's semi-annual report to shareholders for the period ended February 28, 2006.

Financial highlights Financial highlights are not yet available for the Portfolios which are newly organized.

48  FUND DETAILS

For more information
--------------------------------------------------------------------------------

The following documents are available that offers further information on the
Portfolios:

Annual/Semi Annual Report to Shareholders

Include financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information

The SAI of JHF II Portfolios contains more detailed information on all aspects of the Portfolios, including a summary of the policy of JHF II regarding disclosure of the Portfolio holdings. The current SAI has been filed with the SEC and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the SAI of JHF II, please contact John Hancock:

By mail: John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

By phone: 1-888-972-8696

By EASI-Line: 1-800-597-1897

By TDD: 1-800-554-6713

On the Internet: www.jhfunds.com

Or you may view or obtain these documents from the SEC:

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

In person: at the SEC's Public Reference Room in Washington, DC.
For access to the Reference Room call 1-202-551-8090

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

1940 Act File No. 811-21799

(C)2006 JOHN HANCOCK FUNDS, LLC        LCRPN  10/06
--------------------------------------------------------------------------------

[JOHN HANCOCK(R) LOGO]

John Hancock Funds, LLC

MEMBER NASD
601 Congress Street
Boston, MA 02210-2805

www.jhfunds.com

------------------------------------

Now available: electronic delivery
www.jhfunds.com/edelivery

------------------------------------

[LOGO] John Hancock(R)
-------------------------
     MUTUAL FUNDS


                                                           John Hancock Funds II

                                                                  CLASS 1 SHARES

                                                       Lifecycle 2010 Portfolio
                                                       Lifecycle 2015 Portfolio
                                                       Lifecycle 2020 Portfolio
                                                       Lifecycle 2025 Portfolio
                                                       Lifecycle 2030 Portfolio
                                                       Lifecycle 2035 Portfolio
                                                       Lifecycle 2040 Portfolio
                                                       Lifecycle 2045 Portfolio
                                                       Lifecycle 2050 Portfolio
                                                 Lifecycle Retirement Portfolio
--------------------------------------------------------------------------------

Prospectus
10.1.2006

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------

THE LIFECYCLE PORTFOLIOS
--------------------------------------------------------------------------------
Lifecycle 2010 Portfolio                                                       8
Lifecycle 2015 Portfolio                                                      10
Lifecycle 2020 Portfolio                                                      12
Lifecycle 2025 Portfolio                                                      14
Lifecycle 2030 Portfolio                                                      16
Lifecycle 2035 Portfolio                                                      18
Lifecycle 2040 Portfolio                                                      20
Lifecycle 2045 Portfolio                                                      22
Lifecycle 2050 Portfolio                                                      24
Lifecycle Retirement Portfolio                                                26


YOUR ACCOUNT
--------------------------------------------------------------------------------
Class 1 shares                                                                30
Transaction policies                                                          31
Dividends and account policies                                                33
Additional investor services                                                  33


INFORMATION ABOUT THE UNDERLYING FUNDS
--------------------------------------------------------------------------------
Risks of investing in Underlying Funds                                        34
Description of Funds                                                          37


FUND DETAILS
--------------------------------------------------------------------------------
Business structure                                                            46
Financial highlights                                                          47


FOR MORE INFORMATION                                                  BACK COVER
--------------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------

John Hancock Funds II Lifecycle Portfolios
This prospectus provides information about the ten Lifecycle Portfolios (each referred to as a "Portfolio"), which are funds of John Hancock Funds II ("JHF II"). Each of the Portfolios is a "fund of funds" which currently invests in a number of other funds of JHF II and John Hancock Funds III ("JHF III") and may also invest in other funds for which the fund's investment adviser or any of its affiliates serves as investment adviser (collectively with the JHF II funds and the JHF III funds, each referred to as the "Fund"). The Portfolios may also invest in funds where the adviser is not the same as, or affiliated with, the adviser to the Portfolios ("Nonaffiliated Underlying Funds"). (Collectively, affiliated underlying Funds and Nonaffiliated Underlying Funds are referred to as "Underlying Funds"). Each Portfolio (except the Retirement Portfolio) seeks to provide an asset allocation strategy designed for investors planning to retire in a specific year by means of selected investment allocations among the Underlying Funds. The Retirement Portfolio seeks to provide an asset allocation strategy designed to provide a level of return able to sustain systematic withdrawals for investors who have already retired.

The Portfolios are non-diversified for purposes of the Investment Company Act of 1940, as amended (the "1940 Act").

This prospectus relates to the Class 1 shares of the Portfolios.

Risks of mutual funds
Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

Investment management
John Hancock Investment Management Services, LLC (the "Adviser") is the investment adviser to JHF II and each of the Portfolios as well as to JHF III. The Adviser administers the business and affairs of JHF II and retains and compensates an investment subadviser to manage the assets of the Portfolios. The Adviser and the subadviser to the Portfolios are registered as investment advisers under the Investment Advisers Act of 1940, as amended. The Adviser is a wholly owned subsidiary of Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as "Manulife Financial" in Canada and Asia and primarily as "John Hancock" in the U.S.

PORTFOLIO INFORMATION KEY
--------------------------------------------------------------------------------

Concise descriptions of each of the Portfolios are set forth below. Each description provides the following information:

[GRAPHIC] Goal and strategy
          The Portfolio's particular investment goals and the strategies it intends to use in pursuing those goals.

[GRAPHIC] Past performance
          The Portfolio's total return, measured year-by-year and over time.

[GRAPHIC] Main risks
          The major risk factors associated with the Portfolio.

[GRAPHIC] Your expenses
          The overall costs borne by an investor in the Portfolio, including sales charges and annual expenses.

The Lifecycle Portfolios
--------------------------------------------------------------------------------
There are ten Portfolios: Lifecycle 2010 Portfolio, Lifecycle 2015 Portfolio, Lifecycle 2020 Portfolio, Lifecycle 2025 Portfolio, Lifecycle 2030 Portfolio, Lifecycle 2035 Portfolio, Lifecycle 2040 Portfolio, Lifecycle 2045 Portfolio, Lifecycle 2050 Portfolio and Lifecycle Retirement Portfolio.

Each Portfolio is a "fund of funds" which invests in a number of Underlying Funds. The subadviser to each Portfolio allocates the assets of the Portfolio among the Underlying Funds according to an asset allocation strategy that becomes increasingly conservative over time (except in the case of the Retirement Portfolio). Each Portfolio's name refers to the approximate retirement year of the investors for whom the Portfolio's asset allocation strategy is designed (except in the case of the Retirement Portfolio). For example, as of October 1, 2006, the Lifecycle 2050 Portfolio, which is designed for investors planning to retire around the year 2050, has a relatively aggressive target asset allocation of 100% of its assets in Underlying Funds that invest primarily in equity securities. By contrast, the Lifecycle 2010 Portfolio, which is designed for investors planning to retire around the year 2010, has a more conservative target asset allocation of approximately 58% of its assets invested in equity funds and approximately 42% of its assets invested in fixed income funds, as of October 1, 2006.


-----------------------------------------------------------------------------------------------------
TARGET ALLOCATION CHART
                                                        Target allocation among Underlying
                                                        Funds as of October 1, 2006
Lifecycle        Retirement year                        ---------------------------------------------
portfolio        (assumes retirement age of 65)         Equity funds            Fixed income funds

2010             2008 - 2012                            58%                     42%

2015             2013 - 2017                            70%                     30%

2020             2018 - 2022                            81%                     19%

2025             2023 - 2027                            89%                     11%

2030             2028 - 2032                            95%                     5%

2035             2033 - 2037                            98%                     2%

2040             2038 - 2042                            100%                    0%

2045             2043 - 2047                            100%                    0%

2050             2048 - 2052                            100%                    0%

Retirement       Post Retirement                        50%                     50%

The subadviser may from time to time adjust the percent of assets invested in any specific Underlying Fund held by the Portfolio. Such adjustments may be made to increase or decrease the Portfolio's holdings of particular asset classes or to adjust portfolio quality or the duration of fixed income securities. Adjustments may also be made to increase or reduce the percent of the Portfolio's assets subject to the management of a particular Underlying Fund subadviser. In addition, changes may be made to reflect fundamental changes in the investment environment.

Over time, the asset allocation strategy will change according to a predetermined "glide path" shown in the following chart. (The glide path represents the shifting of asset classes over time and does not apply to the Retirement Portfolio.) As the glide path shows, each Portfolio's asset mix becomes more conservative as time elapses. This reflects the need to reduce investment risk as retirement approaches and the need for lower volatility since the Portfolio may be a primary source of income for you after retirement.

The allocations reflected in the glide path are also referred to as "neutral" allocations because they do not reflect tactical decisions made by the subadviser to overweight or underweight a particular asset class based on the subadviser's market outlook.

Each Portfolio has a target allocation for the broad asset classes of equities and fixed income. These target allocations are not expected to vary from the prescribed glide path formula (the neutral allocations) by more than plus or minus ten percentage points (except in the case of the Retirement Portfolio). Although the subadviser will not generally vary beyond the ten percentage point target allocation range, the subadviser may at times determine in light of market or economic conditions that this range should be exceeded to protect the Portfolio or to help it achieve its objective. For the Retirement Portfolio, the neutral allocations are 50% fixed income and 50% equity, however the target allocations are expected to change based on the Portfolio's asset allocation strategy. There is no guarantee that the subadviser will correctly predict the market or economic conditions and, as with other mutual fund investments, you could lose money.

--------------------------------------------------------------------------------
GLIDE PATH CHART

[MOUNTAIN CHART OMITTED]

Combination with Retirement Portfolio
JHF II's Board of Trustees may, in its discretion, determine to combine the Portfolios with the Retirement Portfolio at any time on or after December 31st of the designated retirement year of a Portfolio (other than the Retirement Portfolio) or when the target allocation of a Portfolio (other than the Retirement Portfolio) matches the target allocation of the Retirement Portfolio. In such event, the Portfolio's shareholders will become shareholders of the Retirement Portfolio. To the extent permitted by applicable regulatory requirements, such a combination would be implemented without seeking the approval of shareholders. There is no assurance that the Board of Trustees at any point will determine to implement such a combination. After December 31st of the designated retirement year of each Portfolio, that Portfolio's investment goal and strategy and its related investment policies and restrictions will become similar to those of the Retirement Portfolio reflecting that the Portfolio's investors have entered the target retirement stage.

Subadviser and consultant
MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)") is the subadviser to the Portfolios and formulates a continuous investment program for each Portfolio consistent with its investment goal and strategies.

Deutsche Asset Management, Inc. ("DeAM") provides subadvisory consulting services to MFC Global (U.S.A.) in its management of the Portfolios.

Lifecycle 2010 Portfolio                          SUBADVISER MFC Global (U.S.A.)
--------------------------------------------------------------------------------
[GRAPHIC] GOAL AND STRATEGY

The Portfolio seeks high total return until its target retirement date. To pursue this goal, the Portfolio, which is a fund of funds, invests, under normal market conditions, substantially all of its assets in Underlying Funds using an asset allocation strategy designed for investors expected to retire in 2010 (see the Target Allocation Chart under "Lifecycle Portfolios" for current target allocations).

Over time, the asset allocation strategy becomes increasingly conservative as described in the Glide Path Chart under "Lifecycle Portfolios". After December 31st of the designated retirement year of the Portfolio, the Portfolio's investment goal and strategy and its related investment policies and restrictions will become similar to those of the Retirement Portfolio reflecting that the Portfolio's investors have entered the target retirement stage.

The Portfolio is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for the Portfolio will be directed to its Underlying Funds that most deviate from target. Quarterly, the subadviser may also rebalance the Portfolio's Underlying Funds to maintain target allocations.

The investment performance of the Portfolio will reflect both its subadviser's allocation decisions with respect to Underlying Funds and investments and the investment decisions made by the Underlying Funds' subadvisers.

The Portfolio may invest in various Funds that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds. The Portfolio may also invest in the securities of other investment companies and may make direct investments in other types of investments, see "Other Permitted Investments".

--------------------------------------------------------------------------------
[GRAPHIC] MAIN RISKS
The initial target allocation for the Lifecycle 2010 Portfolio is 58% equity securities and 42% fixed income securities, also see the "Target Allocation Chart". When the Portfolio has a greater asset mix of equity securities it will be less conservative and have more equity securities risk exposure. These risks are explained under "Equity Securities Risk". Over time, as the Portfolio gets closer to its target date the Portfolio's asset mix becomes more conservative as it contains more fixed income and short-term fixed income securities. The risks associated with fixed income and short-term fixed income securities are explained under "Interest Rate Risk", "Credit Risk" and "High Yield Securities Risk". The Portfolio's transformation reflects the need to reduce investment risk as retirement approaches and the need for lower volatility since the Portfolio may be a primary source of income for an investor after retirement.

|_| Fund of Fund Risk. The Portfolio's ability to achieve its investment objective will depend largely on the ability of MFC Global (U.S.A.) to select the appropriate mix of Underlying Funds. In addition, achieving the Portfolio's objective will depend on the performance of the Underlying Funds which depends on the Underlying Funds' ability to meet their investment objectives. There can be no assurance that either the Portfolio or the Underlying Funds will achieve their investment objective.

     The Portfolio is subject to the same risks as the Underlying Funds in which it invests.

     The Portfolio invests in Underlying Funds which invest in fixed income securities (including in some cases high yield securities) and equity securities, including foreign securities and engage in hedging and other strategic transactions. To the extent the Portfolio invests in these securities directly or engages in hedging and other strategic transactions, the Portfolio will be subject to the same risks. As a Portfolio's asset mix becomes more conservative, the Portfolio becomes more susceptible to risks associated with fixed income securities.

|_| Equity Securities Risk. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the Underlying Funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

|_| Interest Rate Risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed income securities generally will increase. Conversely, when interest rates rise, the market value of fixed income securities will generally decrease. The longer the remaining maturity of instruments held by the Underlying Funds, the more sensitive the Portfolio is to interest rate risk.

|_| Credit Risk. Fixed income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Underlying Funds may be affected by unfavorable political, economic or government developments that could affect the repayment of principal or the payment of interest.

|_| High Yield Securities Risk. Fixed income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

|_| Foreign Securities Risk. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

|_| Hedging and Other Strategic Transactions. These transactions (derivatives) could involve a loss to the Portfolio if the transaction is not successful and may involve a small investment of cash relative to the magnitude of the risks assumed. Certain of these transactions also have the risk of loss if the counterparty does not perform as promised.

     For a more complete description of these risks, see "Information About the Underlying Funds -- Risks of Investing in Underlying Funds".

--------------------------------------------------------------------------------
[GRAPHIC] PAST PERFORMANCE

Because this is a new Portfolio, there is no past performance to report.


--------------------------------------------------------------------------------
[GRAPHIC] YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the Portfolio's assets, and therefore are paid by shareholders indirectly.

----------------------------------------------------------------------------------------------
Annual operating expenses(1)                                                     Class 1
----------------------------------------------------------------------------------------------
Management fee(2)                                                                  0.06%
----------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                                              0.05%
----------------------------------------------------------------------------------------------
Other expenses                                                                     0.09%
----------------------------------------------------------------------------------------------
Total Portfolio operating expenses                                                 0.20%
----------------------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 10-1-07)(3)                      0.00%
----------------------------------------------------------------------------------------------
Net Portfolio operating expenses                                                   0.20%
----------------------------------------------------------------------------------------------
Estimated Underlying Fund expenses(4)                                              0.71%
----------------------------------------------------------------------------------------------
Net Portfolio operating expenses and estimated Underlying Fund expenses            0.91%
----------------------------------------------------------------------------------------------

(1)  Based on estimated expenses for the current fiscal year.
(2) The Management Fee has two components: (a) a fee on assets invested in affiliated Fund assets, and (b) a fee on assets not invested in affiliated Funds (other assets). It is currently anticipated that substantially all the assets of each Portfolio will be invested in affiliated Funds, although in the future the Portfolio may invest in other assets. See "Fund Details --Management Fee" for further information.
(3) The Adviser has agreed contractually to reimburse Other Expenses that exceed 0.09% of the average annual net assets. This expense reimbursement shall continue in effect until October 1, 2007 and thereafter until terminated by the Adviser on notice to JHF II.
(4) The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the JHF II and JHF III Funds in which the Portfolio may invest, see "Information About the Underlying Funds -- Description of Funds."

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.

----------------------------------------------------------------------------------------------
Expenses                                                         Year 1          Year 3
----------------------------------------------------------------------------------------------
Class 1                                                            $98             $306
----------------------------------------------------------------------------------------------

Lifecycle 2015 Portfolio                          SUBADVISER MFC Global (U.S.A.)
--------------------------------------------------------------------------------
[GRAPHIC] GOAL AND STRATEGY

The Portfolio seeks high total return until its target retirement date. To pursue this goal, the Portfolio, which is a fund of funds, invests, under normal market conditions, substantially all of its assets in Underlying Funds using an asset allocation strategy designed for investors expected to retire in 2015 (see the Target Allocation Chart under "Lifecycle Portfolios" for current target allocations).

Over time, the asset allocation strategy becomes increasingly conservative as described in the Glide Path Chart under "Lifecycle Portfolios". After December 31st of the designated retirement year of the Portfolio, the Portfolio's investment goal and strategy and its related investment policies and restrictions will become similar to those of the Retirement Portfolio reflecting that the Portfolio's investors have entered the target retirement stage.

The Portfolio is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for the Portfolio will be directed to its Underlying Funds that most deviate from target. Quarterly, the subadviser may also rebalance the Portfolio's Underlying Funds to maintain target allocations.

The investment performance of the Portfolio will reflect both its subadviser's allocation decisions with respect to Underlying Funds and investments and the investment decisions made by the Underlying Funds' subadvisers.

The Portfolio may invest in various Funds that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds. The Portfolio may also invest in the securities of other investment companies and may make direct investments in other types of investments, see "Other Permitted Investments".

--------------------------------------------------------------------------------
[GRAPHIC] MAIN RISKS

The initial target allocation for the Lifecycle 2015 Portfolio is 70% equity securities and 30% fixed income securities, also see the "Target Allocation Chart". When the Portfolio has a greater asset mix of equity securities it will be less conservative and have more equity securities risk exposure. These risks are explained under "Equity Securities Risk". Over time, as the Portfolio gets closer to its target date the Portfolio's asset mix becomes more conservative as it contains more fixed income and short-term fixed income securities. The risks associated with fixed income and short-term fixed income securities are explained under "Interest Rate Risk", "Credit Risk" and "High Yield Securities Risk". The Portfolio's transformation reflects the need to reduce investment risk as retirement approaches and the need for lower volatility since the Portfolio may be a primary source of income for an investor after retirement.

|_| Fund of Fund Risk. The Portfolio's ability to achieve its investment objective will depend largely on the ability of MFC Global (U.S.A.) to select the appropriate mix of Underlying Funds. In addition, achieving the Portfolio's objective will depend on the performance of the Underlying Funds which depends on the Underlying Funds' ability to meet their investment objectives. There can be no assurance that either the Portfolio or the Underlying Funds will achieve their investment objective.

     The Portfolio is subject to the same risks as the Underlying Funds in which it invests.

     The Portfolio invests in Underlying Funds which invest in fixed income securities (including in some cases high yield securities) and equity securities, including foreign securities and engage in hedging and other strategic transactions. To the extent the Portfolio invests in these securities directly or engages in hedging and other strategic transactions, the Portfolio will be subject to the same risks. As a Portfolio's asset mix becomes more conservative, the Portfolio becomes more susceptible to risks associated with fixed income securities.

|_| Equity Securities Risk. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the Underlying Funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

|_| Interest Rate Risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed income securities generally will increase. Conversely, when interest rates rise, the market value of fixed income securities will generally decrease. The longer the remaining maturity of instruments held by the Underlying Funds, the more sensitive the Portfolio is to interest rate risk.

|_| Credit Risk. Fixed income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Underlying Funds may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.

|_| High Yield Securities Risk. Fixed income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

|_| Foreign Securities Risk. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

|_| Hedging and Other Strategic Transactions. These transactions (derivatives) could involve a loss to the Portfolio if the transaction is not successful and may involve a small investment of cash relative to the magnitude of the risks assumed. Certain of these transactions also have the risk of loss if the counterparty does not perform as promised.

     For a more complete description of these risks, see "Information About the Underlying Funds -- Risks of Investing in Underlying Funds".

--------------------------------------------------------------------------------
[GRAPHIC] PAST PERFORMANCE

Because this is a new Portfolio, there is no past performance to report.

--------------------------------------------------------------------------------
[GRAPHIC] YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the Portfolio's assets, and therefore are paid by shareholders indirectly.

----------------------------------------------------------------------------------------------
Annual operating expenses(1)                                                     Class 1
----------------------------------------------------------------------------------------------
Management fee(2)                                                                  0.06%
----------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                                              0.05%
----------------------------------------------------------------------------------------------
Other expenses                                                                     0.08%
----------------------------------------------------------------------------------------------
Total Portfolio operating expenses                                                 0.19%
----------------------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 10-1-07)(3)                      0.00%
----------------------------------------------------------------------------------------------
Net Portfolio operating expenses                                                   0.19%
----------------------------------------------------------------------------------------------
Estimated Underlying Fund expenses(4)                                              0.72%
----------------------------------------------------------------------------------------------
Net Portfolio operating expenses and estimated Underlying Fund expenses            0.91%
----------------------------------------------------------------------------------------------

(1)  Based on estimated expenses for the current fiscal year.
(2) The Management Fee has two components: (a) a fee on assets invested in affiliated Fund assets, and (b) a fee on assets not invested in affiliated Funds (other assets). It is currently anticipated that substantially all the assets of each Portfolio will be invested in affiliated Funds, although in the future the Portfolio may invest in other assets. On December 31st of the designated retirement year of the Portfolio the management fee will increase to 0.10% to conform to that of the Retirement Portfolio. See "Fund Details -- Management Fee" for further information.
(3) The Adviser has agreed contractually to reimburse Other Expenses that exceed 0.09% of the average annual net assets. This expense reimbursement shall continue in effect until October 1, 2007 and thereafter until terminated by the Adviser on notice to JHF II.
(4) The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the JHF II and JHF III Funds in which the Portfolio may invest, see "Information About the Underlying Funds -- Description of Funds."

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.

----------------------------------------------------------------------------------------------
Expenses                                                         Year 1          Year 3
----------------------------------------------------------------------------------------------
Class 1                                                            $93             $290

Lifecycle 2020 Portfolio                          SUBADVISER MFC Global (U.S.A.)
--------------------------------------------------------------------------------
[GRAPHIC] GOAL AND STRATEGY

The Portfolio seeks high total return until its target retirement date. To pursue this goal, the Portfolio, which is a fund of funds, invests, under normal market conditions, substantially all of its assets in Underlying Funds using an asset allocation strategy designed for investors expected to retire in 2020 (see the Target Allocation Chart under "Lifecycle Portfolios" for current target allocations).

Over time, the asset allocation strategy becomes increasingly conservative as described in the Glide Path Chart under "Lifecycle Portfolios". After December 31st of the designated retirement year of the Portfolio, the Portfolio's investment goal and strategy and its related investment policies and restrictions will become similar to those of the Retirement Portfolio reflecting that the Portfolio's investors have entered the target retirement stage.

The Portfolio is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for the Portfolio will be directed to its Underlying Funds that most deviate from target. Quarterly, the subadviser may also rebalance the Portfolio's Underlying Funds to maintain target allocations.

The investment performance of the Portfolio will reflect both its subadviser's allocation decisions with respect to Underlying Funds and investments and the investment decisions made by the Underlying Funds' subadvisers.

The Portfolio may invest in various Funds that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds. The Portfolio may also invest in the securities of other investment companies and may make direct investments in other types of investments, see "Other Permitted Investments".

--------------------------------------------------------------------------------
[GRAPHIC] MAIN RISKS

The initial target allocation for the Lifecycle 2020 Portfolio is 81% equity securities and 19% fixed income securities, also see the "Target Allocation Chart". When the Portfolio has a greater asset mix of equity securities it will be less conservative and have more equity securities risk exposure. These risks are explained under "Equity Securities Risk". Over time, as the Portfolio gets closer to its target date the Portfolio's asset mix becomes more conservative as it contains more fixed income and short-term fixed income securities. The risks associated with fixed income and short-term fixed income securities are explained under "Interest Rate Risk", "Credit Risk" and "High Yield Securities Risk". The Portfolio's transformation reflects the need to reduce investment risk as retirement approaches and the need for lower volatility since the Portfolio may be a primary source of income for an investor after retirement.

|_| Fund of Fund Risk. The Portfolio's ability to achieve its investment objective will depend largely on the ability of MFC Global (U.S.A.) to select the appropriate mix of Underlying Funds. In addition, achieving the Portfolio's objective will depend on the performance of the Underlying Funds which depends on the Underlying Funds' ability to meet their investment objectives. There can be no assurance that either the Portfolio or the Underlying Funds will achieve their investment objective.

     The Portfolio is subject to the same risks as the Underlying Funds in which it invests.

     The Portfolio invests in Underlying Funds which invest in fixed income securities (including in some cases high yield securities) and equity securities, including foreign securities and engage in hedging and other strategic transactions. To the extent the Portfolio invests in these securities directly or engages in hedging and other strategic transactions, the Portfolio will be subject to the same risks. As a Portfolio's asset mix becomes more conservative, the Portfolio becomes more susceptible to risks associated with fixed income securities.

|_| Equity Securities Risk. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the Underlying Funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

|_| Interest Rate Risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed income securities generally will increase. Conversely, when interest rates rise, the market value of fixed income securities will generally decrease. The longer the remaining maturity of instruments held by the Underlying Funds, the more sensitive the Portfolio is to interest rate risk.

|_| Credit Risk. Fixed income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Underlying Funds may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.

|_| High Yield Securities Risk. Fixed income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

|_| Foreign Securities Risk. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

|_| Hedging and Other Strategic Transactions. These transactions (derivatives) could involve a loss to the Portfolio if the transaction is not successful and may involve a small investment of cash relative to the magnitude of the risks assumed. Certain of these transactions also have the risk of loss if the counterparty does not perform as promised.

For a more complete description of these risks, see "Information About the Underlying Funds -- Risks of Investing in Underlying Funds".

--------------------------------------------------------------------------------
[GRAPHIC] PAST PERFORMANCE

Because this is a new Portfolio, there is no past performance to report.

--------------------------------------------------------------------------------
[GRAPHIC] YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the Portfolio's assets, and therefore are paid by shareholders indirectly.

----------------------------------------------------------------------------------------------
Annual operating expenses(1)                                                     Class 1
----------------------------------------------------------------------------------------------
Management fee(2)                                                                  0.06%
----------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                                              0.05%
----------------------------------------------------------------------------------------------
Other expenses                                                                     0.07%
----------------------------------------------------------------------------------------------
Total Portfolio operating expenses                                                 0.18%
----------------------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 10-1-07)(3)                      0.00%
----------------------------------------------------------------------------------------------
Net Portfolio operating expenses                                                   0.18%
----------------------------------------------------------------------------------------------
Estimated Underlying Fund expenses(4)                                              0.72%
----------------------------------------------------------------------------------------------
Net Portfolio operating expenses and estimated Underlying Fund expenses            0.90%
----------------------------------------------------------------------------------------------

(1)  Based on estimated expenses for the current fiscal year.
(2) The Management Fee has two components: (a) a fee on assets invested in affiliated Fund assets, and (b) a fee on assets not invested in affiliated Funds (other assets). It is currently anticipated that substantially all the assets of each Portfolio will be invested in affiliated Funds, although in the future the Portfolio may invest in other assets. See "Fund Details --Management Fee" for further information.
(3) The Adviser has agreed contractually to reimburse Other Expenses that exceed 0.09% of the average annual net assets. This expense reimbursement shall continue in effect until October 1, 2007 and thereafter until terminated by the Adviser on notice to JHF II.
(4) The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the JHF II and JHF III Funds in which the Portfolio may invest, see "Information About the Underlying Funds -- Description of Funds."

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.

----------------------------------------------------------------------------------------------
Expenses                                                         Year 1          Year 3
----------------------------------------------------------------------------------------------
Class 1                                                            $92             $287

Lifecycle 2025 Portfolio                          SUBADVISER MFC Global (U.S.A.)
--------------------------------------------------------------------------------
[GRAPHIC] GOAL AND STRATEGY

The Portfolio seeks high total return until its target retirement date. To pursue this goal, the Portfolio, which is a fund of funds, invests, under normal market conditions, substantially all of its assets in Underlying Funds using an asset allocation strategy designed for investors expected to retire in 2025 (see the Target Allocation Chart under "Lifecycle Portfolios" for current target allocations).

Over time, the asset allocation strategy becomes increasingly conservative as described in the Glide Path Chart under "Lifecycle Portfolios". After December 31st of the designated retirement year of the Portfolio, the Portfolio's investment goal and strategy and its related investment policies and restrictions will become similar to those of the Retirement Portfolio reflecting that the Portfolio's investors have entered the target retirement stage.

The Portfolio is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for the Portfolio will be directed to its Underlying Funds that most deviate from target. Quarterly, the subadviser may also rebalance the Portfolio's Underlying Funds to maintain target allocations.

The investment performance of the Portfolio will reflect both its subadviser's allocation decisions with respect to Underlying Funds and investments and the investment decisions made by the Underlying Funds' subadvisers.

The Portfolio may invest in various Funds that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds. The Portfolio may also invest in the securities of other investment companies and may make direct investments in other types of investments, see "Other Permitted Investments".

--------------------------------------------------------------------------------
[GRAPHIC] MAIN RISKS

The initial target allocation for the Lifecycle 2025 Portfolio is 89% equity securities and 11% fixed income securities, also see the "Target Allocation Chart". When the Portfolio has a greater asset mix of equity securities it will be less conservative and have more equity securities risk exposure. These risks are explained under "Equity Securities Risk". Over time, as the Portfolio gets closer to its target date the Portfolio's asset mix becomes more conservative as it contains more fixed income and short-term fixed income securities. The risks associated with fixed income and short-term fixed income securities are explained under "Interest Rate Risk", "Credit Risk" and "High Yield Securities Risk". The Portfolio's transformation reflects the need to reduce investment risk as retirement approaches and the need for lower volatility since the Portfolio may be a primary source of income for an investor after retirement.

|_| Fund of Fund Risk. The Portfolio's ability to achieve its investment objective will depend largely on the ability of MFC Global (U.S.A.) to select the appropriate mix of Underlying Funds. In addition, achieving the Portfolio's objective will depend on the performance of the Underlying Funds which depends on the Underlying Funds' ability to meet their investment objectives. There can be no assurance that either the Portfolio or the Underlying Funds will achieve their investment objective.

     The Portfolio is subject to the same risks as the Underlying Funds in which it invests.

     The Portfolio invests in Underlying Funds which invest in fixed income securities (including in some cases high yield securities) and equity securities, including foreign securities and engage in hedging and other strategic transactions. To the extent the Portfolio invests in these securities directly or engages in hedging and other strategic transactions, the Portfolio will be subject to the same risks. As a Portfolio's asset mix becomes more conservative, the Portfolio becomes more susceptible to risks associated with fixed income securities.

|_| Equity Securities Risk. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the Underlying Funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

|_| Interest Rate Risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed income securities generally will increase. Conversely, when interest rates rise, the market value of fixed income securities will generally decrease. The longer the remaining maturity of instruments held by the Underlying Funds, the more sensitive the Portfolio is to interest rate risk.

|_| Credit Risk. Fixed income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Underlying Funds may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.

|_| High Yield Securities Risk. Fixed income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

|_| Foreign Securities Risk. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

|_| Hedging and Other Strategic Transactions. These transactions (derivatives) could involve a loss to the Portfolio if the transaction is not successful and may involve a small investment of cash relative to the magnitude of the risks assumed. Certain of these transactions also have the risk of loss if the counterparty does not perform as promised.

For a more complete description of these risks, see " Information About the Underlying Funds -- Risks of Investing in Underlying Funds".

--------------------------------------------------------------------------------
[GRAPHIC] PAST PERFORMANCE

Because this is a new Portfolio, there is no past performance to report.

--------------------------------------------------------------------------------
[GRAPHIC] YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the Portfolio's assets, and therefore are paid by shareholders indirectly.

----------------------------------------------------------------------------------------------
Annual operating expenses(1)                                                     Class 1
----------------------------------------------------------------------------------------------
Management fee(2)                                                                 0.06%
----------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                                             0.05%
----------------------------------------------------------------------------------------------
Other expenses                                                                    0.08%
----------------------------------------------------------------------------------------------
Total Portfolio operating expenses                                                0.19%
----------------------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 10-1-07)(3)                     0.00%
----------------------------------------------------------------------------------------------
Net Portfolio operating expenses                                                  0.19%
----------------------------------------------------------------------------------------------
Estimated Underlying Fund expenses(4)                                             0.73%
----------------------------------------------------------------------------------------------
Net Portfolio operating expenses and estimated Underlying Fund expenses           0.92%
----------------------------------------------------------------------------------------------

(1)  Based on estimated expenses for the current fiscal year.
(2) The Management Fee has two components: (a) a fee on assets invested in affiliated Fund assets, and (b) a fee on assets not invested in affiliated Funds (other assets). It is currently anticipated that substantially all the assets of each Portfolio will be invested in affiliated Funds, although in the future the Portfolio may invest in other assets. See "Fund Details --Management Fee" for further information.
(3) The Adviser has agreed contractually to reimburse Other Expenses that exceed 0.09% of the average annual net assets. This expense reimbursement shall continue in effect until October 1, 2007 and thereafter until terminated by the Adviser on notice to JHF II.
(4) The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the JHF II and JHF III Funds in which the Portfolio may invest, see " Information About the Underlying Funds -- Description of Funds."

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.

----------------------------------------------------------------------------------------------
Expenses                                                         Year 1          Year 3
----------------------------------------------------------------------------------------------
Class 1                                                            $94             $293

Lifecycle 2030 Portfolio                          SUBADVISER MFC Global (U.S.A.)
--------------------------------------------------------------------------------
[GRAPHIC] GOAL AND STRATEGY

The Portfolio seeks high total return until its target retirement date. To pursue this goal, the Portfolio, which is a fund of funds, invests, under normal market conditions, substantially all of its assets in Underlying Funds using an asset allocation strategy designed for investors expected to retire in 2030 (see the Target Allocation Chart under "Lifecycle Portfolios" for current target allocations).

Over time, the asset allocation strategy becomes increasingly conservative as described in the Glide Path Chart under "Lifecycle Portfolios". After December 31st of the designated retirement year of the Portfolio, the Portfolio's investment goal and strategy and its related investment policies and restrictions will become similar to those of the Retirement Portfolio reflecting that the Portfolio's investors have entered the target retirement stage.

The Portfolio is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for the Portfolio will be directed to its Underlying Funds that most deviate from target. Quarterly, the subadviser may also rebalance the Portfolio's Underlying Funds to maintain target allocations.

The investment performance of the Portfolio will reflect both its subadviser's allocation decisions with respect to Underlying Funds and investments and the investment decisions made by the Underlying Funds' subadvisers.

The Portfolio may invest in various Funds that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds. The Portfolio may also invest in the securities of other investment companies and may make direct investments in other types of investments, see "Other Permitted Investments".

--------------------------------------------------------------------------------
[GRAPHIC]  MAIN RISKS

The initial target allocation for the Lifecycle 2030 Portfolio is 95% equity securities and 5% fixed income securities, also see the "Target Allocation Chart". When the Portfolio has a greater asset mix of equity securities it will be less conservative and have more equity securities risk exposure. These risks are explained under "Equity Securities Risk". Over time, as the Portfolio gets closer to its target date the Portfolio's asset mix becomes more conservative as it contains more fixed income and short-term fixed income securities. The risks associated with fixed income and short-term fixed income securities are explained under "Interest Rate Risk", "Credit Risk" and "High Yield Securities Risk". The Portfolio's transformation reflects the need to reduce investment risk as retirement approaches and the need for lower volatility since the Portfolio may be a primary source of income for an investor after retirement.

|_| Fund of Fund Risk. The Portfolio's ability to achieve its investment objective will depend largely on the ability of MFC Global (U.S.A.) to select the appropriate mix of Underlying Funds. In addition, achieving the Portfolio's objective will depend on the performance of the Underlying Funds which depends on the Underlying Funds' ability to meet their investment objectives. There can be no assurance that either the Portfolio or the Underlying Funds will achieve their investment objective.

     The Portfolio is subject to the same risks as the Underlying Funds in which it invests.

     The Portfolio invests in Underlying Funds which invest in fixed income securities (including in some cases high yield securities) and equity securities, including foreign securities and engage in hedging and other strategic transactions. To the extent the fund invests in these securities directly or engages in hedging and other strategic transactions, the fund will be subject to the same risks. As a Portfolio's asset mix becomes more conservative, the Portfolio becomes more susceptible to risks associated with fixed income securities.

|_| Equity Securities Risk. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the Underlying Funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

|_| Interest Rate Risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed income securities generally will increase. Conversely, when interest rates rise, the market value of fixed income securities will generally decrease. The longer the remaining maturity of instruments held by the Underlying Funds, the more sensitive the Portfolio is to interest rate risk.

|_| Credit Risk. Fixed income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Underlying Funds may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.

|_| High Yield Securities Risk. Fixed income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

|_| Foreign Securities Risk. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

|_| Hedging and Other Strategic Transactions. These transactions (derivatives) could involve a loss to the Portfolio if the transaction is not successful and may involve a small investment of cash relative to the magnitude of the risks assumed. Certain of these transactions also have the risk of loss if the counterparty does not perform as promised.

For a more complete description of these risks, see "Information About the Underlying Funds -- Risks of Investing in Underlying Funds".

--------------------------------------------------------------------------------
[GRAPHIC] PAST PERFORMANCE

Because this is a new Portfolio, there is no past performance to report.
--------------------------------------------------------------------------------
[GRAPHIC] YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the Portfolio's assets, and therefore are paid by shareholders indirectly.

----------------------------------------------------------------------------------------------
Annual operating expenses(1)                                                     Class 1
----------------------------------------------------------------------------------------------
Management fee(2)                                                                  0.06%
----------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                                              0.05%
----------------------------------------------------------------------------------------------
Other expenses                                                                     0.09%
----------------------------------------------------------------------------------------------
Total Portfolio operating expenses                                                 0.20%
----------------------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 10-1-07)(3)                      0.00%
----------------------------------------------------------------------------------------------
Net Portfolio operating expenses                                                   0.20%
----------------------------------------------------------------------------------------------
Estimated Underlying Fund expenses(4)                                              0.74%
----------------------------------------------------------------------------------------------
Net Portfolio operating expenses and estimated Underlying Fund expenses            0.94%
----------------------------------------------------------------------------------------------

(1)  Based on estimated expenses for the current fiscal year.
(2) The Management Fee has two components: (a) a fee on assets invested in affiliated Fund assets, and (b) a fee on assets not invested in affiliated Funds (other assets). It is currently anticipated that substantially all the assets of each Portfolio will be invested in affiliated Funds, although in the future the Portfolio may invest in other assets. See "Fund Details --Management Fee" for further information.
(3) The Adviser has agreed contractually to reimburse Other Expenses that exceed 0.09% of the average annual net assets. This expense reimbursement shall continue in effect until October 1, 2007 and thereafter until terminated by the Adviser on notice to JHF II.
(4) The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the JHF II and JHF III Funds in which the Portfolio may invest, see "Information About the Underlying Funds -- Description of Funds."

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.

----------------------------------------------------------------------------------------------
Expenses                                                         Year 1          Year 3
----------------------------------------------------------------------------------------------
 Class 1                                                          $96             $300

Lifecycle 2035 Portfolio                          SUBADVISER MFC Global (U.S.A.)
--------------------------------------------------------------------------------
[GRAPHIC] GOAL AND STRATEGY

The Portfolio seeks high total return until its target retirement date. To pursue this goal, the Portfolio, which is a fund of funds, invests, under normal market conditions, substantially all of its assets in Underlying Funds using an asset allocation strategy designed for investors expected to retire in 2035 (see the Target Allocation Chart under "Lifecycle Portfolios" for current target allocations).

Over time, the asset allocation strategy becomes increasingly conservative as described in the Glide Path Chart under "Lifecycle Portfolios". After December 31st of the designated retirement year of the Portfolio, the Portfolio's investment goal and strategy and its related investment policies and restrictions will become similar to those of the Retirement Portfolio reflecting that the Portfolio's investors have entered the target retirement stage.

The Portfolio is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for the Portfolio will be directed to its Underlying Funds that most deviate from target. Quarterly, the subadviser may also rebalance the Portfolio's Underlying Funds to maintain target allocations.

The investment performance of the Portfolio will reflect both its subadviser's allocation decisions with respect to Underlying Funds and investments and the investment decisions made by the Underlying Funds' subadvisers.

The Portfolio may invest in various Funds that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds. The Portfolio may also invest in the securities of other investment companies and may make direct investments in other types of investments, see "Other Permitted Investments".

--------------------------------------------------------------------------------
[GRAPHIC]  MAIN RISKS

The initial target allocation for the Lifecycle 2035 Portfolio is 98% equity securities and 2% fixed income securities, also see the "Target Allocation Chart". When the Portfolio has a greater asset mix of equity securities it will be less conservative and have more equity securities risk exposure. These risks are explained under "Equity Securities Risk". Over time, as the Portfolio gets closer to its target date the Portfolio's asset mix becomes more conservative as it contains more fixed income and short-term fixed income securities. The risks associated with fixed income and short-term fixed income securities are explained under "Interest Rate Risk", "Credit Risk" and "High Yield Securities Risk". The Portfolio's transformation reflects the need to reduce investment risk as retirement approaches and the need for lower volatility since the Portfolio may be a primary source of income for an investor after retirement.

|_| Fund of Fund Risk. The Portfolio's ability to achieve its investment objective will depend largely on the ability of MFC Global (U.S.A.) to select the appropriate mix of Underlying Funds. In addition, achieving the Portfolio's objective will depend on the performance of the Underlying Funds which depends on the Underlying Funds' ability to meet their investment objectives. There can be no assurance that either the Portfolio or the Underlying Funds will achieve their investment objective.

     The Portfolio is subject to the same risks as the Underlying Funds in which it invests.

     The Portfolio invests in Underlying Funds which invest in fixed income securities (including in some cases high yield securities) and equity securities, including foreign securities and engage in hedging and other strategic transactions. To the extent the Portfolio invests in these securities directly or engages in hedging and other strategic transactions, the Portfolio will be subject to the same risks. As a Portfolio's asset mix becomes more conservative, the Portfolio becomes more susceptible to risks associated with fixed income securities.

|_| Equity Securities Risk. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the Underlying Funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

|_| Interest Rate Risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed income securities generally will increase. Conversely, when interest rates rise, the market value of fixed income securities will generally decrease. The longer the remaining maturity of instruments held by the Underlying Funds, the more sensitive the Portfolio is to interest rate risk.

|_| Credit Risk. Fixed income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Underlying Funds may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.

|_| High Yield Securities Risk. Fixed income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

|_| Foreign Securities Risk. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

|_| Hedging and Other Strategic Transactions. These transactions (derivatives) could involve a loss to the Portfolio if the transaction is not successful and may involve a small investment of cash relative to the magnitude of the risks assumed. Certain of these transactions also have the risk of loss if the counterparty does not perform as promised.

For a more complete description of these risks, see " Information About the Underlying Funds -- Risks of Investing in Underlying Funds".

--------------------------------------------------------------------------------
[GRAPHIC] PAST PERFORMANCE

Because this is a new Portfolio, there is no past performance to report.


--------------------------------------------------------------------------------
[GRAPHIC] YOUR EXPENSES
Transaction expenses are charged directly to your account. Operating expenses are paid from the Portfolio's assets, and therefore are paid by shareholders indirectly.

----------------------------------------------------------------------------------------------
Annual operating expenses(1)                                                     Class 1
----------------------------------------------------------------------------------------------
Management fee(2)                                                                 0.06%
----------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                                             0.05%
----------------------------------------------------------------------------------------------
Other expenses                                                                    0.09%
----------------------------------------------------------------------------------------------
Total Portfolio operating expenses                                                0.20%
----------------------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 10-1-07)(3)                     0.00%
----------------------------------------------------------------------------------------------
Net Portfolio operating expenses                                                  0.20%
----------------------------------------------------------------------------------------------
Estimated Underlying Fund expenses(4)                                             0.76%
----------------------------------------------------------------------------------------------
Net Portfolio operating expenses and estimated Underlying Fund expenses           0.96%
----------------------------------------------------------------------------------------------

(1)  Based on estimated expenses for the current fiscal year.
(2) The Management Fee has two components: (a) a fee on assets invested in affiliated Fund assets, and (b) a fee on assets not invested in affiliated Funds (other assets). It is currently anticipated that substantially all the assets of each Portfolio will be invested in affiliated Funds, although in the future the Portfolio may invest in other assets. See "Fund Details --Management Fee" for further information.
(3) The Adviser has agreed contractually to reimburse Other Expenses that exceed 0.09% of the average annual net assets. This expense reimbursement shall continue in effect until October 1, 2007 and thereafter until terminated by the Adviser on notice to JHF II.
(4) The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the JHF II and JHF III Funds in which the Portfolio may invest, see " Information About the Underlying Funds -- Description of Funds."

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.

----------------------------------------------------------------------------------------------
Expenses                                                         Year 1          Year 3
----------------------------------------------------------------------------------------------
Class 1                                                            $98             $306

Lifecycle 2040 Portfolio                          SUBADVISER MFC Global (U.S.A.)
--------------------------------------------------------------------------------
[GRAPHIC] GOAL AND STRATEGY

The Portfolio seeks high total return until its target retirement date. To pursue this goal, the Portfolio, which is a fund of funds, invests, under normal market conditions, substantially all of its assets in Underlying Funds using an asset allocation strategy designed for investors expected to retire in 2040 (see the Target Allocation Chart under "Lifecycle Portfolios" for current target allocations).

Over time, the asset allocation strategy becomes increasingly conservative as described in the Glide Path Chart under "Lifecycle Portfolios". After December 31st of the designated retirement year of the Portfolio, the Portfolio's investment goal and strategy and its related investment policies and restrictions will become similar to those of the Retirement Portfolio reflecting that the Portfolio's investors have entered the target retirement stage.

The Portfolio is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for the Portfolio will be directed to its Underlying Funds that most deviate from target. Quarterly, the subadviser may also rebalance the Portfolio's Underlying Funds to maintain target allocations.

The investment performance of the Portfolio will reflect both its subadviser's allocation decisions with respect to Underlying Funds and investments and the investment decisions made by the Underlying Funds' subadvisers.

The Portfolio may invest in various Funds that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds. The Portfolio may also invest in the securities of other investment companies and may make direct investments in other types of investments, see "Other Permitted Investments".

--------------------------------------------------------------------------------
[GRAPHIC] MAIN RISKS

The initial target allocation for the Lifecycle 2040 Portfolio is 100% equity securities and 0% fixed income securities, also see the "Target Allocation Chart". When the Portfolio has a greater asset mix of equity securities it will be less conservative and have more equity securities risk exposure. These risks are explained under "Equity Securities Risk". Over time, as the Portfolio gets closer to its target date the Portfolio's asset mix becomes more conservative as it contains more fixed income and short-term fixed income securities. The risks associated with fixed income and short-term fixed income securities are explained under "Interest Rate Risk", "Credit Risk" and "High Yield Securities Risk". The Portfolio's transformation reflects the need to reduce investment risk as retirement approaches and the need for lower volatility since the Portfolio may be a primary source of income for an investor after retirement.

|_| Fund of Fund Risk. The Portfolio's ability to achieve its investment objective will depend largely on the ability of MFC Global (U.S.A.) to select the appropriate mix of Underlying Funds. In addition, achieving the Portfolio's objective will depend on the performance of the Underlying Funds which depends on the Underlying Funds' ability to meet their investment objectives. There can be no assurance that either the Portfolio or the Underlying Funds will achieve their investment objective.

     The Portfolio is subject to the same risks as the Underlying Funds in which it invests.

     The Portfolio invests in Underlying Funds which invest in fixed income securities (including in some cases high yield securities) and equity securities, including foreign securities and engage in hedging and other strategic transactions. To the extent the Portfolio invests in these securities directly or engages in hedging and other strategic transactions, the Portfolio will be subject to the same risks. As a Portfolio's asset mix becomes more conservative, the Portfolio becomes more susceptible to risks associated with fixed income securities.

|_| Equity Securities Risk. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the Underlying Funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

|_| Interest Rate Risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed income securities generally will increase. Conversely, when interest rates rise, the market value of fixed income securities will generally decrease. The longer the remaining maturity of instruments held by the Underlying Funds, the more sensitive the Portfolio is to interest rate risk.

|_| Credit Risk. Fixed income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Underlying Funds may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.

|_| High Yield Securities Risk. Fixed income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

|_| Foreign Securities Risk. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

|_| Hedging and Other Strategic Transactions. These transactions (derivatives) could involve a loss to the Portfolio if the transaction is not successful and may involve a small investment of cash relative to the magnitude of the risks assumed. Certain of these transactions also have the risk of loss if the counterparty does not perform as promised.

For a more complete description of these risks, see " Information About the Underlying Funds -- Risks of Investing in Underlying Funds".

--------------------------------------------------------------------------------
[GRAPHIC] PAST PERFORMANCE

Because this is a new Portfolio, there is no past performance to report.

--------------------------------------------------------------------------------
[GRAPHIC] YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the Portfolio's assets, and therefore are paid by shareholders indirectly.

----------------------------------------------------------------------------------------------
Annual operating expenses(1)                                                     Class 1
----------------------------------------------------------------------------------------------
Management fee(2)                                                                 0.06%
----------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                                             0.05%
----------------------------------------------------------------------------------------------
Other expenses                                                                    0.09%
----------------------------------------------------------------------------------------------
Total Portfolio operating expenses                                                0.20%
----------------------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 10-1-07)(3)                     0.00%
----------------------------------------------------------------------------------------------
Net Portfolio operating expenses                                                  0.20%
----------------------------------------------------------------------------------------------
Estimated Underlying Fund expenses(4)                                             0.76%
----------------------------------------------------------------------------------------------
Net Portfolio operating expenses and estimated Underlying Fund expenses           0.96%
----------------------------------------------------------------------------------------------

(1)  Based on estimated expenses for the current fiscal year.
(2) The Management Fee has two components: (a) a fee on assets invested in affiliated Fund assets, and (b) a fee on assets not invested in affiliated Funds (other assets). It is currently anticipated that substantially all the assets of each Portfolio will be invested in affiliated Funds, although in the future the Portfolio may invest in other assets. See "Fund Details --Management Fee" for further information.
(3) The Adviser has agreed contractually to reimburse Other Expenses that exceed 0.09% of the average annual net assets. This expense reimbursement shall continue in effect until October 1, 2007 and thereafter until terminated by the Adviser on notice to JHF II.
(4) The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the JHF II and JHF III Funds in which the Portfolio may invest, see " Information About the Underlying Funds -- Description of Funds."

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.

----------------------------------------------------------------------------------------------
Expenses                                                         Year 1          Year 3
----------------------------------------------------------------------------------------------
Class 1                                                            $98             $306

Lifecycle 2045 Portfolio                          SUBADVISER MFC Global (U.S.A.)
--------------------------------------------------------------------------------
[GRAPHIC] GOAL AND STRATEGY

The Portfolio seeks high total return until its target retirement date. To pursue this goal, the Portfolio, which is a fund of funds, invests, under normal market conditions, substantially all of its assets in Underlying Funds using an asset allocation strategy designed for investors expected to retire in 2045 (see the Target Allocation Chart under "Lifecycle Portfolios" for current target allocations).

Over time, the asset allocation strategy becomes increasingly conservative as described in the Glide Path Chart under "Lifecycle Portfolios". After December 31st of the designated retirement year of the Portfolio, the Portfolio's investment goal and strategy and its related investment policies and restrictions will become similar to those of the Retirement Portfolio reflecting that the Portfolio's investors have entered the target retirement stage.

The Portfolio is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for the Portfolio will be directed to its Underlying Funds that most deviate from target. Quarterly, the subadviser may also rebalance the Portfolio's Underlying Funds to maintain target allocations.

The investment performance of the Portfolio will reflect both its subadviser's allocation decisions with respect to Underlying Funds and investments and the investment decisions made by the Underlying Funds' subadvisers.

The Portfolio may invest in various Funds that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds. The Portfolio may also invest in the securities of other investment companies and may make direct investments in other types of investments, see "Other Permitted Investments".

--------------------------------------------------------------------------------
[GRAPHIC] MAIN RISKS

The initial target allocation for the Lifecycle 2045 Portfolio is 100% equity securities and 0% fixed income securities, also see the "Target Allocation Chart". When the Portfolio has a greater asset mix of equity securities it will be less conservative and have more equity securities risk exposure. These risks are explained under "Equity Securities Risk". Over time, as the Portfolio gets closer to its target date the Portfolio's asset mix becomes more conservative as it contains more fixed income and short-term fixed income securities. The risks associated with fixed income and short-term fixed income securities are explained under "Interest Rate Risk", "Credit Risk" and "High Yield Securities Risk". The Portfolio's transformation reflects the need to reduce investment risk as retirement approaches and the need for lower volatility since the Portfolio may be a primary source of income for an investor after retirement.

|_| Fund of Fund Risk. The Portfolio's ability to achieve its investment objective will depend largely on the ability of MFC Global (U.S.A.) to select the appropriate mix of Underlying Funds. In addition, achieving the Portfolio's objective will depend on the performance of the Underlying Funds which depends on the Underlying Funds' ability to meet their investment objectives. There can be no assurance that either the Portfolio or the Underlying Funds will achieve their investment objective.

     The Portfolio is subject to the same risks as the Underlying Funds in which it invests.

     The Portfolio invests in Underlying Funds which invest in fixed income securities (including in some cases high yield securities) and equity securities, including foreign securities and engage in hedging and other strategic transactions. To the extent the Portfolio invests in these securities directly or engages in hedging and other strategic transactions, the Portfolio will be subject to the same risks. As a Portfolio's asset mix becomes more conservative, the Portfolio becomes more susceptible to risks associated with fixed income securities.

|_| Equity Securities Risk. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the Underlying Funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

|_| Interest Rate Risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed income securities generally will increase. Conversely, when interest rates rise, the market value of fixed income securities will generally decrease. The longer the remaining maturity of instruments held by the Underlying Funds, the more sensitive the Portfolio is to interest rate risk.

|_| Credit Risk. Fixed income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Underlying Funds may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.

|_| High Yield Securities Risk. Fixed income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

|_| Foreign Securities Risk. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

|_| Hedging and Other Strategic Transactions. These transactions (derivatives) could involve a loss to the Portfolio if the transaction is not successful and may involve a small investment of cash relative to the magnitude of the risks assumed. Certain of these transactions also have the risk of loss if the counterparty does not perform as promised.

For a more complete description of these risks, see " Information About the Underlying Funds -- Risks of Investing in Underlying Funds".

--------------------------------------------------------------------------------
[GRAPHIC] PAST PERFORMANCE

Because this is a new Portfolio, there is no past performance to report.



--------------------------------------------------------------------------------
[GRAPHIC] YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the Portfolio's assets, and therefore are paid by shareholders indirectly.

----------------------------------------------------------------------------------------------
Annual operating expenses(1)                                                     Class 1
----------------------------------------------------------------------------------------------
Management fee(2)                                                                 0.06%
----------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                                             0.05%
----------------------------------------------------------------------------------------------
Other expenses                                                                    0.17%
----------------------------------------------------------------------------------------------
Total Portfolio operating expenses                                                0.28%
----------------------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 10-1-07)(3)                     0.08%
----------------------------------------------------------------------------------------------
Net Portfolio operating expenses                                                  0.20%
----------------------------------------------------------------------------------------------
Estimated Underlying Fund expenses(4)                                             0.76%
----------------------------------------------------------------------------------------------
Net Portfolio operating expenses and estimated Underlying Fund expenses           0.96%
----------------------------------------------------------------------------------------------

(1)  Based on estimated expenses for the current fiscal year.
(2) The Management Fee has two components: (a) a fee on assets invested in affiliated Fund assets, and (b) a fee on assets not invested in affiliated Funds (other assets). It is currently anticipated that substantially all the assets of each Portfolio will be invested in affiliated Funds, although in the future the Portfolio may invest in other assets. See "Fund Details --Management Fee" for further information.
(3) The Adviser has agreed contractually to reimburse Other Expenses that exceed 0.09% of the average annual net assets. This expense reimbursement shall continue in effect until October 1, 2007 and thereafter until terminated by the Adviser on notice to JHF II.
(4) The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the JHF II and JHF III Funds in which the Portfolio may invest, see " Information About the Underlying Funds -- Description of Funds."

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.

----------------------------------------------------------------------------------------------
Expenses                                                         Year 1          Year 3
----------------------------------------------------------------------------------------------
Class 1                                                            $98             $323

Lifecycle 2050 Portfolio                          SUBADVISER MFC Global (U.S.A.)
--------------------------------------------------------------------------------
[GRAPHIC]  GOAL AND STRATEGY

The Portfolio seeks high total return until its target retirement date. To pursue this goal, the Portfolio, which is a fund of funds, invests, under normal market conditions, substantially all of its assets in Underlying Funds using an asset allocation strategy designed for investors expected to retire in 2050 (see the Target Allocation Chart under "Lifecycle Portfolios" for current target allocations).

Over time, the asset allocation strategy becomes increasingly conservative as described in the Glide Path Chart under "Lifecycle Portfolios". After December 31st of the designated retirement year of the Portfolio, the Portfolio's investment goal and strategy and its related investment policies and restrictions will become similar to those of the Retirement Portfolio reflecting that the Portfolio's investors have entered the target retirement stage.

The Portfolio is monitored daily. To maintain target allocations in the Underlying Funds, daily cash flow for the Portfolio will be directed to its Underlying Funds that most deviate from target. Quarterly, the subadviser may also rebalance the Portfolio's Underlying Funds to maintain target allocations.

The investment performance of the Portfolio will reflect both its subadviser's allocation decisions with respect to Underlying Funds and investments and the investment decisions made by the Underlying Funds' subadvisers.

The Portfolio may invest in various Funds that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities, science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in such Funds. The Portfolio may also invest in the securities of other investment companies and may make direct investments in other types of investments, see "Other Permitted Investments".
--------------------------------------------------------------------------------
[GRAPHIC]  MAIN RISKS

The initial target allocation for the Lifecycle 2050 Portfolio is 100% equity securities and 0% fixed income securities, also see the "Target Allocation Chart". When the Portfolio has a greater asset mix of equity securities it will be less conservative and have more equity securities risk exposure. These risks are explained under "Equity Securities Risk". Over time, as the Portfolio gets closer to its target date the Portfolio's asset mix becomes more conservative as it contains more fixed income and short-term fixed income securities. The risks associated with fixed income and short-term fixed income securities are explained under "Interest Rate Risk", "Credit Risk" and "High Yield Securities Risk". The Portfolio's transformation reflects the need to reduce investment risk as retirement approaches and the need for lower volatility since the Portfolio may be a primary source of income for an investor after retirement.

|_| Fund of Fund Risk. The Portfolio's ability to achieve its investment objective will depend largely on the ability of MFC Global (U.S.A.) to select the appropriate mix of Underlying Funds. In addition, achieving the Portfolio's objective will depend on the performance of the Underlying Funds which depends on the Underlying Funds' ability to meet their investment objectives. There can be no assurance that either the Portfolio or the Underlying Funds will achieve their investment objective.

     The Portfolio is subject to the same risks as the Underlying Funds in which it invests.

     The Portfolio invests in Underlying Funds which invest in fixed income securities (including in some cases high yield securities) and equity securities, including foreign securities and engage in hedging and other strategic transactions. To the extent the Portfolio invests in these securities directly or engages in hedging and other strategic transactions, the Portfolio will be subject to the same risks. As a Portfolio's asset mix becomes more conservative, the Portfolio becomes more susceptible to risks associated with fixed income securities.

|_| Equity Securities Risk. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the Underlying Funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

|_| Interest Rate Risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed income securities generally will increase. Conversely, when interest rates rise, the market value of fixed income securities will generally decrease. The longer the remaining maturity of instruments held by the Underlying Funds, the more sensitive the Portfolio is to interest rate risk.

|_| Credit Risk. Fixed income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Underlying Funds may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.

|_| High Yield Securities Risk. Fixed income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

|_| Foreign Securities Risk. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

|_| Hedging and Other Strategic Transactions. These transactions (derivatives) could involve a loss to the Portfolio if the transaction is not successful and may involve a small investment of cash relative to the magnitude of the risks assumed. Certain of these transactions also have the risk of loss if the counterparty does not perform as promised.

For a more complete description of these risks, see "Information About the Underlying Funds -- Risks of Investing in Underlying Funds".

--------------------------------------------------------------------------------
[GRAPHIC]  PAST PERFORMANCE

Because this is a new Portfolio, there is no past performance to report.

--------------------------------------------------------------------------------
[GRAPHIC]  YOUR EXPENSES
Transaction expenses are charged directly to your account. Operating expenses are paid from the Portfolio's assets, and therefore are paid by shareholders indirectly.

----------------------------------------------------------------------------------------------
Annual operating expenses(1)                                                     Class 1
----------------------------------------------------------------------------------------------
Management fee(2)                                                                 0.06%
----------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                                             0.05%
----------------------------------------------------------------------------------------------
Other expenses                                                                    0.55%
----------------------------------------------------------------------------------------------
Total Portfolio operating expenses                                                0.66%
----------------------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 10-1-07)(3)                     0.46%
----------------------------------------------------------------------------------------------
Net Portfolio operating expenses                                                  0.20%
----------------------------------------------------------------------------------------------
Estimated Underlying Fund expenses(4)                                             0.76%
----------------------------------------------------------------------------------------------
Net Portfolio operating expenses and estimated Underlying Fund expenses           0.96%
----------------------------------------------------------------------------------------------

(1)  Based on estimated expenses for the current fiscal year.
(2) The Management Fee has two components: (a) a fee on assets invested in affiliated Fund assets, and (b) a fee on assets not invested in affiliated Funds (other assets). It is currently anticipated that substantially all the assets of each Portfolio will be invested in affiliated Funds, although in the future the Portfolio may invest in other assets. See "Fund Details --Management Fee" for further information.
(3) The Adviser has agreed contractually to reimburse Other Expenses that exceed 0.09% of the average annual net assets. This expense reimbursement shall continue in effect until October 1, 2007 and thereafter until terminated by the Adviser on notice to JHF II.
(4) The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the JHF II and JHF III Funds in which the Portfolio may invest, see "Information About the Underlying Funds -- Description of Funds."

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.


----------------------------------------------------------------------------------------------
Expenses                                                         Year 1          Year 3
----------------------------------------------------------------------------------------------
Class 1                                                            $98             $404

Lifecycle Retirement Portfolio                    SUBADVISER MFC Global (U.S.A.)
--------------------------------------------------------------------------------
[GRAPHIC]  GOAL AND STRATEGY

The Portfolio seeks maximum real return, consistent with the preservation of capital and prudent investment management. To pursue this goal, the Portfolio may invest in various Funds of the JHF II and JHF III that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities and science and technology stocks. Each of the Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Funds in which the Portfolio invests focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information About the Underlying Funds" for a brief description of the goal and strategy of each Fund and information about the risks of investing in Underlying Funds. The Portfolio may also invest in the securities of other investment companies and may make direct investments in other types of investments, see "Other Permitted Investments".

In employing its investment strategies for the Portfolio, the subadviser attempts to achieve a total rate of return that will support an inflation-adjusted average annual withdrawal rate of 6% of initial investment (before fees) over a long-term time horizon (approximately 30 years) while attempting to maintain a low probability of negative returns in any 12-month time period. The adviser and subadviser do not represent or guarantee that the Portfolio will meet this total return goal or achieve positive returns every year.

The Portfolio is eligible to invest in all Underlying Funds, except the Lifestyle Portfolios. When investing in shares of Funds, the Portfolio purchases only NAV shares (which are not subject to Rule 12b-1 fees).
--------------------------------------------------------------------------------
[GRAPHIC] MAIN RISKS

The initial target allocation for the Lifecycle Retirement Portfolio is 50% equity securities and 50% fixed income securities, also see the "Target Allocation Chart". When the Portfolio has a greater asset mix of equity securities it will be less conservative and have more equity securities risk exposure. These risks are explained under "Equity Securities Risk". The risks associated with fixed income and short-term fixed income securities are explained under "Interest Rate Risk", "Credit Risk" and "High Yield Securities Risk".

|_| Fund of Fund Risk. The Portfolio's ability to achieve its investment objective will depend largely on the ability of MFC Global (U.S.A.) to select the appropriate mix of Underlying Funds. In addition, achieving the Portfolio's objective will depend on the performance of the Underlying Funds which depends on the Underlying Funds' ability to meet their investment objectives. There can be no assurance that either the Portfolio or the Underlying Funds will achieve their investment objective.

     The Portfolio is subject to the same risks as the Underlying Funds in which it invests. The Portfolio invests in Underlying Funds which invests in fixed income securities (including in some cases high yield securities) and equity securities, including foreign securities and engage in hedging and other strategic transactions. To the extent the Portfolio invests in these securities directly or engages in hedging and other strategic transactions, the Portfolio will be subject to the same risks.

|_| Equity Securities Risk. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the Underlying Funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

|_| Interest Rate Risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed income securities generally will increase. Conversely, when interest rates rise, the market value of fixed income securities will generally decrease. The longer the remaining maturity of instruments held by the Underlying Funds, the more sensitive the Portfolio is to interest rate risk.

|_| Credit Risk. Fixed income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Underlying Funds may be affected by unfavorable political, economic or government developments that could affect the repayment of principal or the payment of interest.

|_| High Yield Securities Risk. Fixed income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

|_| Foreign Securities Risk. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

|_| Hedging and Other Strategic Transactions. These transactions (derivatives) could involve a loss to the Portfolio if the transaction is not successful and may involve a small investment of cash relative to the magnitude of the risks assumed. Certain of these transactions also have the risk of loss if the counterparty does not perform as promised.

For a more complete description of these risks, see "Information About the Underlying Funds -- Risks of Investing in Underlying Funds".

--------------------------------------------------------------------------------
[GRAPHIC] PAST PERFORMANCE

Because this is a new Portfolio, there is no past performance to report.

--------------------------------------------------------------------------------
[GRAPHIC] YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the Portfolio's assets, and therefore are paid by shareholders indirectly.

----------------------------------------------------------------------------------------------
Annual operating expenses(1)                                                     Class 1
----------------------------------------------------------------------------------------------
Management fee(2)                                                                 0.10%
----------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                                             0.05%
----------------------------------------------------------------------------------------------
Other expenses                                                                    0.15%
----------------------------------------------------------------------------------------------
Total Portfolio operating expenses                                                0.30%
----------------------------------------------------------------------------------------------
Contractual expense reimbursement (at least until 10-1-07)(3)                     0.06%
----------------------------------------------------------------------------------------------
Net Portfolio operating expenses                                                  0.24%
----------------------------------------------------------------------------------------------
Estimated Underlying Fund expenses(4)                                             0.71%
----------------------------------------------------------------------------------------------
Net Portfolio operating expenses and estimated Underlying Fund expenses           0.95%
----------------------------------------------------------------------------------------------

(1)  Based on estimated expenses for the current fiscal year.
(2) The Management Fee has two components: (a) a fee on assets invested in affiliated Fund assets, and (b) a fee on assets not invested in affiliated Funds (other assets). It is currently anticipated that substantially all the assets of each Portfolio will be invested in affiliated Funds, although in the future the Portfolio may invest in other assets. See "Fund Details -- Management Fee" for further information.
(3) The Adviser has agreed contractually to reimburse Other Expenses that exceed 0.09% of the average annual net assets. This expense reimbursement shall continue in effect until October 1, 2007 and thereafter until terminated by the Adviser on notice to JHF II.
(4) The Portfolio's shareholders bear indirectly the expenses of the Class NAV shares of the Underlying Funds in which the Portfolio invests. Underlying Fund expenses are based on the allocation of the Portfolio's assets among Underlying Funds, and the total Portfolio operating expenses of the Underlying Funds will vary with changes in allocations and Underlying Fund expenses. For the estimated expense ratio of each of the JHF II and JHF III Funds in which the Portfolio may invest, see " Information About the Underlying Funds -- Description of Funds."

The hypothetical example below shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Portfolio's actual expenses and returns, either past or future.


----------------------------------------------------------------------------------------------
Expenses                                                         Year 1          Year 3
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Class 1                                                            $95             $316

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FUND CODES

--------------------------------------------------                 -----------------------------------------------------
                                          Class 1                                                                Class 1
--------------------------------------------------                 -----------------------------------------------------
Lifecycle 2010 Portfolio                                           Lifecycle 2035 Portfolio
--------------------------------------------------                 -----------------------------------------------------
Ticker                                 xxxxx                       Ticker                                   xxxxx
--------------------------------------------------                 -----------------------------------------------------
CUSIP                                  41015E 65 0                 CUSIP                                    47803M 68 9
--------------------------------------------------                 -----------------------------------------------------
Newspaper                              --                          Newspaper                                --
--------------------------------------------------                 -----------------------------------------------------
JH fund number                         xx                          JH fund number                           xx
--------------------------------------------------                 -----------------------------------------------------


Lifecycle 2015 Portfolio                                           Lifecycle 2040 Portfolio
--------------------------------------------------                 -----------------------------------------------------
Ticker                                 xxxxx                       Ticker                                   xxxxx
--------------------------------------------------                 -----------------------------------------------------
CUSIP                                  41015E 53 6                 CUSIP                                    47803M 56 4
--------------------------------------------------                 -----------------------------------------------------
Newspaper                              --                          Newspaper                                --
--------------------------------------------------                 -----------------------------------------------------
JH fund number                         xx                          JH fund number                           xx
--------------------------------------------------                 -----------------------------------------------------


Lifecycle 2020 Portfolio                                           Lifecycle 2045 Portfolio
--------------------------------------------------                 -----------------------------------------------------
Ticker                                 xxxxx                       Ticker                                   xxxxx
--------------------------------------------------                 -----------------------------------------------------
CUSIP                                  41015E 41 1                 CUSIP                                    47803M 44 0
--------------------------------------------------                 -----------------------------------------------------
Newspaper                              --                          Newspaper                                --
--------------------------------------------------                 -----------------------------------------------------
JH fund number                         xx                          JH fund number                           xx
--------------------------------------------------                 -----------------------------------------------------

Lifecycle 2025 Portfolio                                           Lifecycle 2050 Portfolio
--------------------------------------------------                 -----------------------------------------------------
Ticker                                 xxxxx                       Ticker                                   xxxxx
--------------------------------------------------                 -----------------------------------------------------
CUSIP                                  41015E 28 8                 CUSIP                                    47803M 32 5
--------------------------------------------------                 -----------------------------------------------------
Newspaper                              --                          Newspaper                                --
--------------------------------------------------                 -----------------------------------------------------
JH fund number                         xx                          JH fund number                           xx
--------------------------------------------------                 -----------------------------------------------------


Lifecycle 2030 Portfolio                                           Lifecycle Retirement Portfolio
--------------------------------------------------                 -----------------------------------------------------
Ticker                                 xxxxx                       Ticker                                   xxxxx
--------------------------------------------------                 -----------------------------------------------------
CUSIP                                  47803M 88 7                 CUSIP                                    47804A 10 6
--------------------------------------------------                 -----------------------------------------------------
Newspaper                              --                          Newspaper                                --
--------------------------------------------------                 -----------------------------------------------------
JH fund number                         xx                          JH fund number                           xx
--------------------------------------------------                 -----------------------------------------------------

28 YOUR ACCOUNT

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OTHER PERMITTED INVESTMENTS
The Portfolios may also invest in:

|_|  U.S. government securities and short-term paper.

|_| Shares of other registered open-end investment companies (and registered unit investment trusts) within the same "group of investment companies" as that term is defined in Section 12 of the 1940 Act.

In addition, if permitted by SEC order or applicable regulations, the Portfolios may:

|_|  Purchase domestic and foreign equity and fixed income securities.

|_| Invest in equity securities which may include common and preferred stocks of large-, medium- and small-capitalization companies in both developed (including the U.S.) and emerging markets.

|_| Invest in fixed income securities which may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations and supranationals, inflation protected securities, convertible bonds, mortgaged-backed securities, asset-backed securities and collateralized debt securities. Investments in fixed income securities may include securities of issuers in both developed (including the U.S.) and emerging markets and may include fixed income securities rated below investment grade.

|_| Purchase securities of registered closed-end investment companies that are part of the same "group of investment companies" as that term is defined in
     Section 12 of the 1940 Act.

|_| Invest up to 15% of its net assets in illiquid securities of such entities as limited partnerships and other pooled investment vehicles such as hedge funds.

|_| Make short sales of securities (borrow and sell securities not owned by a Portfolio), either to realize appreciation when a security that the Portfolio does not own declines in value or as a hedge against potential declines in the value of a Portfolio security.

|_| Invest in publicly traded partnerships, including publicly traded partnerships that invest principally in commodities or commodities-linked derivatives.

If permitted by SEC order or applicable regulations, the Portfolios are authorized to use various investment strategies such as hedging and other related transactions. For example, the Portfolios may use derivative instruments (such as options, futures and swaps) for hedging purposes, including hedging various market risks and managing the effective maturity or duration of debt instruments held in a Portfolio. In addition, these strategies may be used to gain exposure to a particular securities market. The Portfolios also may purchase and sell physical commodities and may enter into swap contracts and other commodity-linked derivative instruments including those linked to physical commodities. Please refer to "Hedging and Other Strategic Transactions" in both the prospectus and the Statement of Additional Information ("SAI").

As indicated, the Portfolios may engage in a number of the investment practices described above only if permitted under applicable regulations or SEC exemptive relief from certain prohibitions is obtained. There can be no assurance, however, that such relief will be granted.

TEMPORARY DEFENSIVE INVESTING
The Portfolios may invest up to 100% of their assets in cash or money market instruments for the purpose of:

|_|  meeting redemption requests,

|_|  making other anticipated cash payments, or

|_| protecting the Portfolios in the event MFC Global Investment Management (U.S.A.) Limited determines that market or economic conditions warrant a defensive posture.

To the extent a Portfolio is in a defensive position, its ability to achieve its investment objective will be limited.

MANAGEMENT OF THE PORTFOLIOS
Subject to the limitations described above, the Portfolios may at any time invest any percentage of their assets in any of the different investments described above. The subadviser may from time to time adjust the percentage of assets invested in any specific investment held by the Portfolios. Such adjustments may be made, for example, to increase or decrease a Portfolio's holdings of a particular asset class, to adjust portfolio quality or the duration of fixed income securities or to increase or reduce the percent of a Portfolio's assets subject to the management of a particular Underlying Fund. In addition, changes may be made to reflect fundamental changes in the investment environment.

Your account
--------------------------------------------------------------------------------
CLASS 1 SHARES
The Class 1 shares of the Portfolios are sold without any front-end deferred sales charges. Class 1 has a Rule 12b-1 plan that allows it to pay fees for the sale and distribution of its shares and for shareholder and administrative services.

|_|  Distribution and service (12b-1) fees of 0.05%.

Class 1 shares are sold only to certain exempt separate accounts of John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans.

The performance and expenses information included in this prospectus does not reflect fees and expenses of any group annuity contract which may use the Portfolio as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

12b-1 fees Rule 12b-1 fees will be paid to the Portfolio's distributor, John Hancock Funds, LLC (the "Distributor"), and may be used by the Distributor for expenses relating to the distribution of, and shareholder or administrative services for holders of, the shares of the class and for the payment of "service fees" that come within Rule 2830(d)(5) of the Conduct Rules of the National Association of Securities Dealers.

Because these fees are paid out of the Portfolios' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other classes of shares of the Portfolios, which have their own expense structures, may be offered in separate prospectuses.

Your broker-dealer or agent may charge you a fee to effect transactions in Portfolio shares.

Additional payments to financial intermediaries
Shares of the Portfolios are primarily sold through financial intermediaries (firms), such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. These firms may be compensated for selling shares of the Portfolios in two principal ways:

|_|  directly, by the payment of sales commissions, if any; and

|_|  indirectly, as a result of the Portfolio paying Rule 12b-1 fees.

Certain firms may request, and the Distributor may agree to make, payments in addition to sales commissions and Rule 12b-1 fees out of the Distributor's own resources. These additional payments are sometimes referred to as "revenue sharing." These payments assist in our efforts to promote the sale of the Portfolios' shares. The Distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The Distributor determines which firms to support and the extent of the payments it is willing to make. The Distributor generally chooses to compensate firms that have a strong capability to distribute shares of the Portfolios and that are willing to cooperate with the Distributor's promotional efforts.

The Distributor hopes to benefit from revenue sharing by increasing the Portfolios' net assets, which, as well as benefiting the Portfolios, would result in additional management and other fees for the Adviser and its affiliates. In consideration for revenue sharing, a firm may feature certain Portfolios in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the Distributor's marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the intermediary's sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the Portfolios, the intermediary may earn a profit on these payments. Revenue sharing payments may provide your firm with an incentive to favor the Portfolios.

The SAI discusses the Distributor's revenue sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the Distributor or the Portfolios, as well as about fees and/or commissions it charges.

The Distributor, Adviser and their affiliates may have other relationships with your firm relating to the provision of services to the Portfolios, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for Portfolios. If your intermediary provides these services, the Adviser or the Portfolios may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the Adviser or its affiliates that are not related to the Portfolios.

30 YOUR ACCOUNT

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TRANSACTION POLICIES

Valuation of shares The net asset value ("NAV") per share for each Portfolio and share class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern time). The NAV for each Portfolio is calculated based upon the NAVs of the Underlying Funds in which it invests. The prospectuses for the Underlying Funds explain the circumstances under which those funds use fair-value pricing and the effects of doing so.

Buy and sell prices When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests Each Portfolio is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

In unusual circumstances, any Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Excessive trading The Portfolios are intended for long-term investment purposes only and do not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of a Portfolio can disrupt Portfolio investment strategies and may increase Portfolio expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders Purchases and exchanges should be made primarily for investment purposes. JHF II reserves the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, a Portfolio may in its discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific "Limitation on exchange activity" described below if the Portfolio or its agents determine that accepting the order could interfere with the efficient management of a Portfolio or otherwise not be in the Portfolio's best interest in light of unusual trading activity related to your account. In the event that the Portfolio rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The Portfolio reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the Portfolio's judgment, such delay would be in the Portfolio's best interest, in which case both the redemption and purchase side of the exchange will receive the Portfolios' NAVs at the conclusion of the delay period. The Portfolio, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

Exchange limitation policies The Board of Trustees of JHF II has adopted the following policies and procedures by which the Portfolio, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity The Portfolio, through its agents, undertakes to use its best efforts to exercise the Portfolio's right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a fund account in an amount of $5,000 or more, exchanges $1,000 or more out of that fund account within 30 calendar days on three occasions during any 12-month period. Nothing in this paragraph limits the right of the Portfolio to refuse any purchase or exchange order, as discussed above under "Right to reject or restrict purchase and exchange orders".

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or preestablished exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the Portfolio believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the Portfolio's ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of a Portfolio's shareholder accounts and in light of the limitations on the ability of the Portfolio to detect and curtail excessive trading practices, a significant percentage of a Portfolio's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the Portfolio considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the Portfolio to prevent excessive trading, there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their

                                                                 YOUR ACCOUNT 31
trading practices. The ability of the Portfolio and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Portfolio will not always be able to detect frequent trading activity, investors should not assume that the Portfolio will be able to detect or prevent all frequent trading or other practices that disadvantage a Portfolio.

For example, the ability of the Portfolio to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of a Portfolio's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of a Portfolio, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the Portfolio. Excessive trading risk To the extent that a Portfolio or its agents are unable to curtail excessive trading practices in a Portfolio, these practices may interfere with the efficient management of the Portfolio and may result in the Portfolio engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the Portfolio's operating costs and decrease the Portfolio's investment performance. Maintenance of higher levels of cash balances would likewise result in lower Portfolio investment performance during periods of rising markets.

While excessive trading can potentially occur in any fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

|_| A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under "Valuation of shares." These types of securities entail a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

|_| A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

|_| A fund that invests a significant portion of its assets in below investment grade (junk) bonds, that may trade infrequently or are fair valued as discussed under "Valuation of shares," entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities.

Any frequent trading strategies may interfere with efficient management of a Portfolio. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Account information JHF II is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply name, address, date of birth and social security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, JHF II may close your account, redeem your shares at the next NAV minus any applicable sales charges and take any other steps that it deems reasonable.

Certificated shares The Portfolios do not issue share certificates. Shares are electronically recorded.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Portfolio will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

32 YOUR ACCOUNT

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DIVIDENDS AND ACCOUNT POLICIES

Account statements The Portfolio will provide account statements and other account information to shareholders as provided in participation agreements with the insurance companies and in John Hancock Retirement Select agreements with qualified retirement plans.

Dividends Each of the Portfolios, other than the Lifecycle Retirement Portfolio, generally declare and pay income dividends annually. The Lifecycle Retirement Portfolio declares and pays income dividends on a quarterly basis. Capital gains, if any, are distributed annually, typically after the end of a Portfolio's fiscal year.

Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same Portfolio and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date.

Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or contingent deferred sales charge will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

Taxability of dividends For investors who are not exempt from federal income taxes, dividends you receive from a Portfolio, whether reinvested or taken as cash, are generally considered taxable. Dividends from a Portfolio's short-term capital gains are taxable as ordinary income. Dividends from a Portfolio's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the Portfolio's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every, if applicable, January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.


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ADDITIONAL INVESTOR SERVICES

Disclosure of portfolio holdings The Portfolio's Policy Regarding Disclosure of Portfolio Holdings can be found in Appendix B of the SAI and the portfolio holdings information can be found at: www.jhfunds.com.

The holdings of the Portfolio will be posted to the Web site listed above within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of the Portfolio. In addition, the ten largest holdings of the Portfolio will be posted to the Web site listed above 30 days after each calendar quarter end. The information described above will remain on the Web site until the date the Portfolio files its Form N-CSR or Form N-Q with the Securities and Exchange Commission ("SEC") for the period that includes the date as of which the Web site information is current. The Portfolio's Form N-CSR and Form N-Q will contain the Portfolio's entire portfolio holdings as of the applicable calendar quarter end.


                                                                 YOUR ACCOUNT 33

Information about the Underlying Funds
--------------------------------------------------------------------------------
RISKS OF INVESTING IN UNDERLYING FUNDS

By owning shares of Underlying Funds, each of the Portfolios indirectly invests, to varying degrees, in equity securities of U.S. companies, including small and medium size companies and in fixed income securities. Many of the Underlying Funds also invest in foreign securities. In addition, most of the Underlying Funds may invest in derivatives. To the extent that a Portfolio invests directly in these securities or investments, the Portfolio will be subject to the same risks.

Equity securities Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by an Underlying Fund could decline if the financial condition of the companies the Portfolio invests in decline or if overall market and economic conditions deteriorate. Even funds that invest in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

Fixed income securities Fixed income securities are generally subject to two principal types of risks: (a) interest rate risk and (b) credit quality risk.

Interest rate risk Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed income securities generally can be expected to decline.

Credit quality risk Fixed income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after an Underlying Fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the Portfolio's investments. Underlying Funds that may invest in lower rated fixed income securities are riskier than funds that may invest in higher rated fixed income securities. Additional information on the risks of investing in investment grade fixed income securities in the lowest rating category and lower rated fixed income securities is set forth below.

Investment grade fixed income securities in the lowest rating category Investment grade fixed income securities in the lowest rating category (rated "Baa" by Moody's or "BBB" by Standard & Poor's and comparable unrated securities) involve a higher degree of risk than fixed income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

Lower rated fixed income securities Lower rated fixed income securities are defined as securities rated below investment grade (rated "Ba" and below by Moody's and "BB" and below by Standard & Poor's). The principal risks of investing in these securities are as follows:

General risks

|_| Risk to principal and income Investing in lower rated fixed income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

|_| Price volatility The price of lower rated fixed income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed income securities by the market's perception of their credit quality especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.

|_| Liquidity The market for lower rated fixed income securities may have more limited trading than the market for investment grade fixed income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

|_| Dependence on subadviser's own credit analysis While a subadviser to an Underlying Fund may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed income securities is more dependent on the subadviser's evaluation than the assessment of the credit risk of higher rated securities.

Additional risks regarding lower rated corporate fixed income securities Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economics conditions than higher-rated corporate fixed income securities. Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower rated foreign government fixed income securities Lower rated foreign government fixed income securities are subject to the risks of investing in emerging market countries described below under "Foreign

34  INFORMATION ABOUT THE UNDERLYING FUNDS

Securities". In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Small and medium size companies

Small or unseasoned companies

|_| Survival of small or unseasoned companies Companies that are small or unseasoned (less than three years of operating history) are more likely than larger or established companies to fail or not to accomplish their goals. As a result, the value of their securities could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products, may have limited financial resources and a small management group.

|_| Changes in earnings and business prospects Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities.

|_| Liquidity The securities of small or unseasoned companies may have limited marketability. This factor could cause the value of a fund's investments to decrease if it needs to sell such securities when there are few interested buyers.

|_| Impact of buying or selling shares Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.

|_| Publicly available information There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for a fund, a subadviser may not be aware of problems associated with the company issuing the security.

Medium size companies

|_| Investments in the securities of medium sized companies present risks similar to those associated with small or unseasoned companies although to a lesser degree due to the larger size of the companies.

Foreign securities The principal risks of investing in foreign securities are set forth below. As noted below, many of these risks are greater in the case of investments in emerging market countries.

|_| Currency fluctuations Investments in foreign securities may cause an Underlying Fund to lose money when converting investments from foreign currencies into U.S. dollars. A fund may attempt to lock in an exchange rate by purchasing a foreign currency exchange contract prior to the settlement of an investment in a foreign security. However, it may not always be successful in doing so and the fund could still lose money.

|_| Political and economic conditions Investments in foreign securities subject an Underlying Fund to the political or economic conditions of the foreign country. These conditions could cause fund investments to lose value if these conditions deteriorate for any reason. This risk increases in the case of emerging market countries which are more likely to be politically unstable. Political instability could cause the value of any investment in the securities of an issuer based in a foreign country to decrease or could prevent or delay the fund from selling its investment and taking the money out of the country.

|_| Removal of proceeds of investments from a foreign country Foreign countries, especially emerging market countries, often have currency controls or restrictions which may prevent or delay a fund from taking money out of the country or may impose additional taxes on money removed from the country. Therefore, an Underlying Fund could lose money if it is not permitted to remove capital from the country or if there is a delay in taking the assets out of the country, since the value of the assets could decline during this period or the exchange rate to convert the assets into U.S. dollars could worsen.

|_| Nationalization of assets Investments in foreign securities subject an Underlying Fund to the risk that the company issuing the security may be nationalized. If the company is nationalized, the value of the company's securities could decrease in value or even become worthless.

|_| Settlement of sales Foreign countries, especially emerging market countries, may also have problems associated with settlement of sales. Such problems could cause the Underlying Fund to suffer a loss if a security to be sold declines in value while settlement of the sale is delayed.

|_| Investor Protection Standards Foreign countries, especially emerging market countries, may have less stringent investor protection and disclosure standards than the U.S. Therefore, when making a decision to purchase a security for an Underlying Fund, a subadviser may not be aware of problems associated with the company issuing the security and may not enjoy the same legal rights as those provided in the U.S.

                                       INFORMATION ABOUT THE UNDERLYING FUNDS 35

Hedging and other strategic transactions Individual Underlying Funds may be authorized to use a variety of investment strategies. For example, the Underlying Fund may use derivative instruments (such as options, futures and swaps) for hedging purposes, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements) and managing the effective maturity or duration of debt instruments held by the fund. Hedging refers to protecting against possible changes in the market value of securities a fund already owns or plans to buy or protecting unrealized gains in the fund's portfolio. These strategies may also be used to gain exposure to a particular securities market. The hedging and other strategic transactions which may be used are described below:

|_| exchange-listed and over-the-counter put and call options on securities, financial futures contracts and fixed income indices and other financial instruments,

|_|  financial futures contracts (including stock index futures),

|_|  interest rate transactions*,

|_|  currency transactions**,

|_| swaps (including interest rate, index, equity, credit default swaps and currency swaps), and

|_|  structured noted, including hybrid or "index" securities.

Collectively, these transactions are referred to in this prospectus as "Hedging and Other Strategic Transactions." The description in the prospectus for the Underlying Funds indicates which, if any, of these types of transactions may be used by the Portfolios.

 * A fund's interest rate transactions may take the form of swaps, caps, floors and collars.

** A fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

     Hedging and other strategic transactions may be used for the following purposes:

|_| to attempt to protect against possible changes in the market value of securities held or to be purchased by a fund resulting from securities markets or currency exchange rate fluctuations,

|_|  to protect a Fund's unrealized gains in the value of its securities,

|_|  to facilitate the sale of a Fund's securities for investment purposes,

|_|  to manage the effective maturity or duration of a Fund's securities,

|_| to establish a position in the derivatives markets as a substitute for purchasing or selling securities in a particular market, or

|_| to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

The ability of a Fund to utilize hedging and other strategic transactions successfully will depend in part on its subadviser's ability to predict pertinent market movements, which cannot be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select a fund's portfolio securities. If the transaction is not successful it could result in a loss to the Portfolio. These transactions may also increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risks assumed. The potential loss from the use of futures can exceed a Portfolio's initial investment in such contracts. In addition, these transactions could result in a loss to the Portfolio if the counterparty to the transaction does not perform as promised. A detailed discussion of various hedging and other strategic transactions, including applicable regulations of the Commodity Futures Trading Commission and the requirement to segregate assets with respect to these transactions, appears in the SAI. To the extent a Portfolio utilizes hedging and other strategic transactions it will be subject to the same risks.

36 INFORMATION ABOUT THE UNDERLYING FUNDS

--------------------------------------------------------------------------------
DESCRIPTION OF FUNDS
The Portfolios may invest in the Funds. The following tables set forth, separately for the fixed income Funds of JHF II and the equity Funds of each of JHF II and JHF III: (i) the names of the Funds and of their respective subadvisers; (ii) the estimated expense ratios of the Class NAV shares of the Funds for the current fiscal year; and (iii) brief descriptions of the Funds' investment goals and principal strategies. Additional investment practices are described in the JHF II's SAI and in the prospectuses for these Funds. The Portfolios may also invest in other Underlying Funds not described in the chart.

Fixed-Income Funds -- John Hancock Funds II

                                        Estimated
Fund and subadviser(s)                  expense ratio  Goal and principal strategy
-----------------------------------------------------------------------------------------------------------------------------------
Active Bond Fund                        0.67%          Seeks income and capital appreciation by investing at least 80% of its assets
Declaration Management & Research LLC                  in a diversified mix of debt securities and instruments.
and Sovereign Asset Management

-----------------------------------------------------------------------------------------------------------------------------------
Bond Index Fund                         0.54%          Seeks to track the performance of the Lehman Brothers Aggregate Index (which
Declaration Management & Research LLC                  represents the U.S. investment grade bond market). The fund normally invests at least 80% of its assets in securities listed in this Index. The fund is an intermediate-term bond fund of high and medium credit quality.

-----------------------------------------------------------------------------------------------------------------------------------
Core Bond Fund                          0.75%          Seeks total return consisting of income and capital appreciation by normally
Wells Capital Management, Incorporated                 investing in a broad range of investment-grade debt securities. The subadviser invests in debt securities that it believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. From time to time, the fund may also invest in unrated bonds believed to be comparable to investment-grade debt securities.
                                                       Under normal circumstances, the subadviser expects to maintain an overall effective duration range between 4 and 5 1/2 years.

-----------------------------------------------------------------------------------------------------------------------------------

Global Bond Fund                        0.79%          Seeks to realize maximum total return, consistent with preservation of
Pacific Investment Management Company                  capital and prudent investment management by investing primarily in fixed-
LLC                                                    income securities denominated in major foreign currencies, baskets of foreign currencies (such as the ECU) and the U.S. dollar.
-----------------------------------------------------------------------------------------------------------------------------------
High Income Fund                        0.77%          Seeks high current income by normally investing at least 80% of its assets in
Sovereign Asset Management LLC                         U.S. and foreign fixed-income securities rated BB/Ba or lower and their unrated equivalents.
-----------------------------------------------------------------------------------------------------------------------------------
High Yield Fund                         0.72%          Seeks to realize an above-average total return over a market cycle of three
Western Asset Management Company                       to five years, consistent with reasonable risk, by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.

-----------------------------------------------------------------------------------------------------------------------------------
Investment Quality Bond Fund            0.69%          Seeks a high level of current income consistent with the maintenance of
Wellington Management Company, LLP                     principal and liquidity by investing in a diversified portfolio of investment grade bonds, focusing on corporate bonds and U.S. Government bonds with intermediate to longer term maturities. The fund may also invest up to 20% of its assets in non-investment grade fixed income securities.

-----------------------------------------------------------------------------------------------------------------------------------
Real Return Bond Fund                   0.75%          Seeks maximum return, consistent with preservation of capital and prudent
Pacific Investment Management Company                  investment management, by normally investing at least 80% of its net assets
LLC                                                    in inflation-indexed bonds of varying maturities issued by the U.S. and non-
                                                       U.S. governments and by corporations.

-----------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund                    1.06%          Seeks income and capital appreciation by investing at least 80% of its assets
Declaration Management & Research LLC                  in a diversified mix of debt securities and instruments.
-----------------------------------------------------------------------------------------------------------------------------------

                                       INFORMATION ABOUT THE UNDERLYING FUNDS 37

Fixed-Income Funds -- John Hancock Funds II continued

                                        Estimated
Fund and subadviser(s)                  expense ratio  Goal and principal strategy
-----------------------------------------------------------------------------------------------------------------------------------
Spectrum Income Fund                    0.80%          Seeks a high level of current income with moderate share price fluctuation.
T. Rowe Price Associates, Inc.                         The fund diversifies its assets widely among market segments and seeks to maintain broad exposure to domestic and international fixed income markets in an attempt to reduce the impact of markets that are declining and to benefit from good performance in particular segments over time. The fund normally invests in investment grade corporate, and foreign and emerging market fixed income securities, income-oriented stocks, up to 40% of its assets, short-term securities, asset-backed and mortgage related securities and U.S.
                                                       Government securities. The fund may invest up to 40% of its assets in high yield fixed-income securities (commonly known as "junk bonds").

-----------------------------------------------------------------------------------------------------------------------------------
Strategic Bond Fund                     0.75%          Seeks a high level of total return consistent with preservation of capital by
Western Asset Management Company                       giving its subadviser broad discretion to deploy the fund's assets among certain segments of the fixed income market in the manner the subadviser believes will best contribute to achieving the fund's investment goal.

-----------------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund                   1.15%          Seeks a high level of current income by normally investing primarily in:
Sovereign Asset Management LLC                         foreign government and corporate debt securities from developed and emerging markets; U.S. Government and agency securities; and U.S. high yield bonds.

-----------------------------------------------------------------------------------------------------------------------------------
Total Return Fund                       0.75%          Seeks to realize maximum total return, consistent with preservation of
Pacific Investment Management Company                  capital and prudent investment management, by normally investing at least 65%
LLC                                                    of its assets in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration will normally vary within a three- to six-year time frame based on the subadviser's forecast for interest rates.

-----------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Fund         0.69%          Seeks a high level of current income, consistent with preservation of capital
Western Asset Management Company                       and maintenance of liquidity, by investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.

-----------------------------------------------------------------------------------------------------------------------------------
U.S. High Yield Bond Fund               0.82%          Seeks total return with a high level of current income by normally investing
Wells Capital Management, Incorporated                 primarily in below investment-grade debt securities (commonly known as "junk bonds" or high yield securities). The fund also invests in corporate debt securities and may buy preferred and other convertible securities and bank loans.
-----------------------------------------------------------------------------------------------------------------------------------

Equity Funds -- John Hancock Funds II

                                        Estimated
Fund and subadviser(s)                  expense ratio  Goal and principal strategy
-----------------------------------------------------------------------------------------------------------------------------------
Index 500 Fund                          0.50%          Seeks to approximate the aggregate total return of a broad U.S. domestic
MFC Global Investment Management                       equity market index by attempting to track the performance of the S&P 500
(U.S.A.) Limited                                       Composite Stock Price Index*.

-----------------------------------------------------------------------------------------------------------------------------------
All Cap Core Fund                       0.93%          Seeks long-term growth of capital by investing primarily in common stocks and
Deutsche Asset Management Inc.                         other equity securities within all asset classes (small, mid and large cap), primarily those within the Russell 3000 Index.*

-----------------------------------------------------------------------------------------------------------------------------------
All Cap Growth Fund                     0.95%          Seeks long-term capital appreciation by normally investing its assets
AIM Capital Management, Inc.                           principally in common stocks of companies that are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above average, long-term growth in earnings and have excellent prospects for future growth.

-----------------------------------------------------------------------------------------------------------------------------------
All Cap Value Fund                      0.89%          Seeks capital appreciation by investing in equity securities of U.S. and
Lord, Abbett & Co LLC                                  multinational companies in all capitalization ranges that the subadviser believes are undervalued.
-----------------------------------------------------------------------------------------------------------------------------------


38  INFORMATION ABOUT THE UNDERLYING FUNDS

Equity Funds -- John Hancock Funds II continued

                                        Estimated
Fund and subadviser(s)                  expense ratio  Goal and principal strategy
-----------------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund                   0.85%          Seeks to achieve long-term growth of capital (current income is a secondary
T. Rowe Price Associates, Inc.                         objective) by normally investing at least 80% of its total assets in the common stocks of large and medium-sized blue chip growth companies. Some of the stocks in the portfolio are expected to pay dividends.

-----------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund               0.90%          Seeks long-term capital growth by investing at least 65% of its total assets
Jennison Associates LLC                                in equity-related securities of companies that exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium-to-large capitalization companies.

-----------------------------------------------------------------------------------------------------------------------------------
Classic Value Fund                      1.23%          Seeks long-term growth of capital by normally investing at least 80% of its
Pzena Investment Management, LLC                       net assets in domestic equity securities. The subadviser seeks to identify companies that it believes are currently undervalued relative to the market, based on estimated future earnings and cash flow.

-----------------------------------------------------------------------------------------------------------------------------------
Core Equity Fund                        0.84%          Seeks long-term capital growth by normally investing primarily in equity
Legg Mason Capital Management, Inc.                    securities that, in the subadviser's opinion, offer the potential for capital growth. The subadviser seeks to purchase securities at large discounts to the subadviser's assessment of their intrinsic value.

-----------------------------------------------------------------------------------------------------------------------------------
Dynamic Growth Fund                     1.13%          Seeks long-term growth of capital by investing in stocks and other equity
Deutsche Asset Management Inc.                         securities of medium-sized U.S. companies with strong growth potential.

-----------------------------------------------------------------------------------------------------------------------------------
Emerging Growth Fund                    0.87%          Seeks superior long-term rates of return through capital appreciation by
Sovereign Asset Management LLC                         normally investing primarily in high quality securities and convertible instruments of small-cap U.S. companies.

-----------------------------------------------------------------------------------------------------------------------------------
Emerging Small Company Fund             1.06%          Seeks long-term capital appreciation by investing, under normal market
RCM Capital Management LLC                             conditions, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of U.S. companies with smaller capitalizations
                                                       (which RCM defines as companies with market capitalizations of not less than
                                                       50% and not more than 200% of the weighted average market capitalization of the Russell 2000 Index).*

-----------------------------------------------------------------------------------------------------------------------------------
Equity-Income Fund                      0.85%          Seeks to provide substantial dividend income and also long-term capital
T. Rowe Price Associates, Inc.                         appreciation by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.

-----------------------------------------------------------------------------------------------------------------------------------
Financial Services Fund                 1.09%          Seeks growth of capital by normally investing at least 80% of its net assets
Davis Selected Advisers, L.P.                          (plus any borrowings for investment purposes) in companies principally engaged in financial services. A company is "principally engaged" in financial services if it owns financial services-related assets constituting at least 50% of the value of its total assets, or if at least 50% of its revenues are derived from its provision of financial services.

-----------------------------------------------------------------------------------------------------------------------------------
Fundamental Value Fund                  0.82%          Seeks growth of capital by normally investing primarily in common stocks of
Davis Selected Advisers, L.P.                          U.S. companies with market capitalizations of at least $10 billion. The fund may also invest in U.S. companies with smaller capitalizations.

-----------------------------------------------------------------------------------------------------------------------------------
Global Allocation Fund                  1.14%          Seeks total return, consisting of long-term capital appreciation and current
UBS Global Asset Management                            income, by investing in equity and fixed income securities of issuers located
(Americas) Inc.                                        within and outside the U.S.

-----------------------------------------------------------------------------------------------------------------------------------
Global Fund                             1.04%          Seeks long-term capital appreciation by normally investing at least 80% of
Templeton Global Advisors Limited                      its net assets (plus any borrowings for investment purposes) in equity securities of companies located anywhere in the world, including emerging markets.
-----------------------------------------------------------------------------------------------------------------------------------


                                      INFORMATION ABOUT THE UNDERLYING FUNDS  39

Equity Funds -- John Hancock Funds II continued

                                        Estimated
Fund and subadviser(s)                  expense ratio  Goal and principal strategy
-----------------------------------------------------------------------------------------------------------------------------------
Growth & Income Fund                    0.75%          Seeks to achieve a high total return by outperforming its benchmark, the S&P
Grantham, Mayo, Van Otterloo & Co. LLC                 500 Index. The fund normally invests at least 80% of its assets in investments tied economically to the U.S. and typically makes equity investments in larger capitalized U.S. companies to gain broad exposure to the U.S. equity market.

-----------------------------------------------------------------------------------------------------------------------------------
Growth Fund                             0.85%          Seeks long-term capital growth by seeking to outperform its benchmark, the
Grantham, Mayo, Van Otterloo & Co. LLC                 Russell 1000 Growth Index. The fund typically makes equity investments in
                                                       U.S. companies whose stocks are included in the Russell 1000 Index, or in companies with size and growth characteristics similar to those of companies with stocks in the Index.*

-----------------------------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund               0.87%          Seeks long-term capital growth by seeking to outperform its benchmark, the
Grantham, Mayo, Van Otterloo & Co. LLC                 Russell 2500 Growth Index. The fund typically makes equity investments in companies whose stocks are included in the Russell 2500 Index, or in companies with total market capitalizations similar such companies ("small and mid-cap companies"). The fund normally invests at least 80% of its assets in investments in small and mid-cap companies.*

-----------------------------------------------------------------------------------------------------------------------------------
Global Real Estate Fund                 1.21%          Seeks to achieve a combination of long-term capital appreciation and current
Deutsche Asset Management, Inc.                        income by investing at least 80% of net assets in equity securities of real estate investment trusts ("REIT") and real estate companies including foreign
                                                       REITs and real estate companies.

-----------------------------------------------------------------------------------------------------------------------------------
Health Sciences Fund                    1.20%          Seeks long-term capital appreciation by normally investing at least 80% of
T. Rowe Price Associates, Inc.                         its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively, "health sciences").

-----------------------------------------------------------------------------------------------------------------------------------
International Equity Index Fund         0.63%          Seeks to track the performance of broad-based equity indices of foreign
SSgA Funds Management, Inc.                            companies in developed and emerging markets by attempting to track the performance of the MSCI All Country World ex-US Index*.

-----------------------------------------------------------------------------------------------------------------------------------
International Growth Fund               1.03%          Seeks long term capital appreciation by seeking to outperform its benchmark,
Grantham, Mayo, Van Otterloo & Co. LLC                 the S&P/Citigroup Primary Market Index ("PMI") Europe, Pacific, Asia
                                                       Composite ("EPAC") Growth Style Index. The fund typically invests in a diversified portfolio of equity investments from developed markets throughout the world.

-----------------------------------------------------------------------------------------------------------------------------------
International Opportunities Fund        1.11%          Seeks long-term growth of capital by normally investing at least 65% of its
Marsico Capital Management, LLC                        assets in common stocks of foreign companies selected for their long-term growth potential. The fund may invest in companies of any size throughout the world and normally invests in issuers from at least three different countries not including the U.S. It may invest in common stocks of companies operating in emerging markets.

-----------------------------------------------------------------------------------------------------------------------------------
International Small Cap Fund            1.08%          Seeks long-term capital appreciation by investing primarily in the common
Templeton Investment Counsel, LLC                      stock of smaller companies outside the U.S. and normally invests at least 80%
                                                       of its net assets (plus any borrowing for investment purposes) in securities issued by foreign companies which have total stock market capitalizations or annual revenues of $4 billion or less ("small company securities").

-----------------------------------------------------------------------------------------------------------------------------------
International Small Company Fund        1.12%          Seeks long-term capital appreciation by investing its assets in equity
Dimensional Fund Advisors, Inc.                        securities of non-U.S. small companies of developed and emerging markets under normal market conditions.

-----------------------------------------------------------------------------------------------------------------------------------
International Stock Fund                1.02%          Seeks to achieve high total return by outperforming its benchmark, the MSCI
Grantham, Mayo, Van Otterloo & Co. LLC                 EAFE Index. The fund normally invests 80% of its assets in equity securities and typically invests in a diversified mix of equity investments from developed markets other than the U.S.*

-----------------------------------------------------------------------------------------------------------------------------------
International Value Fund                0.93%          Seeks long-term growth of capital by normally investing primarily in equity
Templeton Investment Counsel, Inc.                     securities of companies located outside the U.S., including emerging markets.

-----------------------------------------------------------------------------------------------------------------------------------


40  INFORMATION ABOUT THE UNDERLYING FUNDS

Equity Funds -- John Hancock Funds II continued

                                        Estimated
Fund and subadviser(s)                  expense ratio  Goal and principal strategy
-----------------------------------------------------------------------------------------------------------------------------------
Intrinsic Value Fund                    0.83%          Seeks long-term capital growth by seeking to outperform its benchmark, the
Grantham, Mayo, Van Otterloo & Co. LLC                 Russell 1000 Value Index. The fund typically makes equity investments in U.S.
                                                       companies whose stocks are included in the Russell 1000 Index, or in companies with size and growth characteristics similar to those of companies with stocks in the Index.

-----------------------------------------------------------------------------------------------------------------------------------
Large Cap Fund                          0.93%          Seeks to maximize total return, consisting of capital appreciation and
UBS Global Asset Management                            current income, by normally investing at least 80% of its net assets (plus
(Americas) Inc.                                        borrowings for investment purposes, if any) in equity securities of U.S.
                                                       large capitalization companies.

-----------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund                   0.95%          Seeks long-term growth of capital by normally investing at least 80% of its
BlackRock Investment                                   net assets (plus any borrowings for investment purposes) in equity securities
Management LLC                                         of companies with large market capitalizations.

-----------------------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                    0.94%          Seeks long-term growth of capital by normally investing, primarily in a
Fund Asset Management, L.P.                            diversified portfolio of equity securities of large cap companies located in
(doing business as "Mercury Advisors")                 the U.S.

-----------------------------------------------------------------------------------------------------------------------------------
Managed Fund                            1.16%          Seeks income and long-term capital appreciation by investing primarily in a
Grantham, Mayo, Van Otterloo & Co. LLC                 diversified mix of: (a) common stocks of large and mid sized U.S. companies;
and Declaration Management & Research                  and (b) bonds with an overall intermediate term average maturity. The fund
LLC                                                    employs a multi-manager approach with two subadvisers, each of which employs its own investment approach and independently manages its portion of the fund's portfolio.

-----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Core Fund                       0.93%          Seeks long-term growth of capital by normally investing at least 80% of its
AIM Capital Management, Inc.                           net assets in equity securities, including convertible securities, of mid-capitalization companies.

-----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Index Fund                      0.54%          Seeks to approximate the aggregate total return of a mid cap U.S. domestic
MFC Global Investment Management                       equity market index by attempting to track the performance of the S&P Mid Cap
(U.S.A.) Limited                                       400 Index*.

-----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Stock Fund                      0.90%          Seeks long-term growth of capital by normally investing at least 80% of its
Wellington Management Company, LLP                     net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential.
                                                       The fund tends to invest in companies having market capitalizations similar to those of companies included in the Russell Mid Cap Index.

-----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Equity Fund               1.02%          Seeks to provide long-term growth of capital by investing at least 80% of its
RiverSource Investment, LLC                            net assets in equity securities of medium-sized companies.

-----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Fund                      0.90%          Seeks capital appreciation by normally investing at least 80% of its net
Lord, Abbett & Co LLC                                  assets (plus any borrowings for investment purposes) in mid-sized companies, with market capitalizations at the time of purchase within the market capitalization range of companies in the Russell Mid Cap Index.*

-----------------------------------------------------------------------------------------------------------------------------------
Natural Resources Fund                  1.06%          Seeks long-term total return by normally investing primarily in equity and
Wellington Management Company, LLP                     equity-related securities of natural resource-related companies worldwide.

-----------------------------------------------------------------------------------------------------------------------------------
Pacific Rim Fund                        1.13%          Seeks long-term growth of capital by investing in a diversified portfolio
MFC Global Investment Management                       comprised primarily of common stocks and equity-related securities of
(U.S.A.) Limited                                       corporations domiciled in countries in the Pacific Rim region.

-----------------------------------------------------------------------------------------------------------------------------------
Quantitative All Cap Fund               0.78%          Seeks long-term growth of capital by normally investing primarily in equity
MFC Global Investment Management                       securities of U.S. companies. The fund will generally focus on equity
(U.S.A.) Limited                                       securities of U.S. companies across the three market capitalization ranges of large, mid and small.
-----------------------------------------------------------------------------------------------------------------------------------

                                      INFORMATION ABOUT THE UNDERLYING FUNDS  41

Equity Funds -- John Hancock Funds II continued

                                        Estimated
Fund and subadviser(s)                  expense ratio  Goal and principal strategy
-----------------------------------------------------------------------------------------------------------------------------------
Quantitative Mid Cap Fund               0.82%          Seeks long-term growth of capital by normally investing at least 80% of its
MFC Global Investment Management                       total assets (plus any borrowings for investment purposes) in U.S. mid-cap
(U.S.A.) Limited                                       stocks, convertible preferred stocks, convertible bonds and warrants.

-----------------------------------------------------------------------------------------------------------------------------------
Quantitative Value Fund                 0.76%          Seeks long-term capital appreciation by investing primarily in large-cap U.S.
MFC Global Investment Management                       securities with the potential for long-term growth of capital.
(U.S.A.) Limited

-----------------------------------------------------------------------------------------------------------------------------------
Real Estate Equity Fund                 1.06%          Seeks to provide long-term growth through a combination of capital
T. Rowe Price Associates, Inc.                         appreciation and current income by investing at least 80% of its net assets in the equity securities of real estate companies, including REITs, real estate operating companies, brokers, developers and other companies with at least 50% of revenues, profits or assets related to real estate activities.

-----------------------------------------------------------------------------------------------------------------------------------
Real Estate Securities Fund             0.74%          Seeks to achieve a combination of long-term capital appreciation and current
Deutsche Asset Management Inc.                         income by normally investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts ("REITs") and real estate companies.

-----------------------------------------------------------------------------------------------------------------------------------
Science & Technology Fund               1.12%          Seeks long-term growth of capital by normally investing at least 80% of its
RCM Capital Management LLC &                           net assets (plus any borrowings for investment purposes) in common stocks of
T. Rowe Price Associates, Inc.                         companies expected to benefit from the development, advancement, and use of science and technology. Current income is incidental to the fund's objective.

-----------------------------------------------------------------------------------------------------------------------------------
Small Cap Fund                          0.92%          Seeks maximum capital appreciation consistent with reasonable risk to
Independence Investments LLC                           principal by normally investing at least 80% of its net assets in equity securities of companies whose market capitalizations do not exceed the greater of (a) $2 billion, (b) the market capitalization of the companies in the Russell 2000 Index, and (c) the market capitalization of the companies in the S&P Small Cap 600 Index.

-----------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                   1.54%          Seeks long-term capital appreciation by normally investing primarily in
Wellington Management Company, LLP                     small-cap companies believed to offer above average potential for growth in revenues and earnings.

-----------------------------------------------------------------------------------------------------------------------------------
Small Cap Index Fund                    0.54%          Seeks to approximate the aggregate total return of a small cap U.S. domestic
MFC Global Investment Management                       equity market index by attempting to track the performance of the Russell
(U.S.A.) Limited                                       2000 Index.*

-----------------------------------------------------------------------------------------------------------------------------------
Small Cap Opportunities Fund            1.06%          Seeks long-term capital appreciation by normally investing at least 80% of
Munder Capital Management                              its assets in equity securities of companies with market capitalizations within the range of the companies in the Russell 2000 Index.*

-----------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund                    1.54%          Seeks long-term capital appreciation by normally investing at least 80% of
Wellington Management Company, LLP                     its assets in small-cap companies that are believed to be undervalued by various measures and to offer good prospects for capital appreciation.

-----------------------------------------------------------------------------------------------------------------------------------
Small Company Fund                      1.13%          Seeks long-term capital growth by normally investing primarily in equity
American Century Investment                            securities of smaller-capitalization U.S. companies. The subadviser uses
Management, Inc.                                       quantitative, computer-driven models to construct the fund's portfolio of stocks.

-----------------------------------------------------------------------------------------------------------------------------------
Small Company Growth Fund               1.15%          Seeks long-term growth of capital by normally investing at least 80% of its
AIM Capital Management, Inc.                           assets in securities of small-capitalization companies. The subadviser seeks to identify those companies that have strong earnings momentum or demonstrate other potential for growth of capital.


-----------------------------------------------------------------------------------------------------------------------------------

42  INFORMATION ABOUT THE UNDERLYING FUNDS

Equity Underlying Funds -- John Hancock Funds II continued

-----------------------------------------------------------------------------------------------------------------------------------
                                        Estimated
Fund and subadviser(s)                  expense ratio  Goal and principal strategy
-----------------------------------------------------------------------------------------------------------------------------------
Small Company Value Fund                1.08%          Seeks long-term growth of capital by investing primarily in small companies
T. Rowe Price Associates, Inc.                         whose common stocks are believed to be undervalued. The fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Russell 2000 Index at the time of purchase.*

-----------------------------------------------------------------------------------------------------------------------------------
Special Value Fund                      1.08%          Seeks long-term capital growth by normally investing at least 80% of its net
ClearBridge Advisors, LLC                              assets in common stocks and other equity securities of companies whose market capitalizations at the time of investment are no greater than the market capitalization of companies in the Russell 2000 Value Index.

-----------------------------------------------------------------------------------------------------------------------------------
Strategic Value Fund                    0.94%          Seeks capital appreciation by normally investing at least 65% of its net
Massachusetts Financial Services                       assets in common stocks and related securities of companies which the
Company                                                subadviser believes are undervalued in the market relative to their long term potential.

-----------------------------------------------------------------------------------------------------------------------------------
Total Stock Market Index Fund           0.54%          Seeks to approximate the aggregate total return of a broad U.S. domestic
MFC Global Investment Management                       equity market index by attempting to track the performance of the Wilshire
(U.S.A.) Limited                                       5000 Equity Index.*

-----------------------------------------------------------------------------------------------------------------------------------
U.S. Global Leaders Growth Fund         0.78%          Seeks long-term growth of capital by normally investing primarily in common
Sustainable Growth Advisers, L.P.                      stocks of "U.S. Global Leaders" as determined by the subadviser.

-----------------------------------------------------------------------------------------------------------------------------------
U.S. Multi Sector Fund                  0.81%          Seeks long term capital appreciation. The fund normally invests in
Grantham, Mayo, Van Otterloo & Co. LLC                 securities in the Wilshire 5000 Index, an independently maintained index which measures the performance of all equity securities (with readily available price data) of issuers with headquarters in the U.S. The fund normally invests at least 80% of its assets in investments tied economically to the U.S.*

-----------------------------------------------------------------------------------------------------------------------------------
Utilities Fund                          1.14%          Seeks capital growth and current income (income above that available from a
Massachusetts Financial Services                       portfolio invested entirely in equity securities) by normally investing at
Company                                                least 80% of its net assets (plus any borrowings for investment purposes) in equity and debt securities of domestic and foreign companies in the utilities industry.

-----------------------------------------------------------------------------------------------------------------------------------
Value & Restructuring Fund              0.90%          Seeks long-term capital appreciation by investing primarily (at least 65% of
UST Adviser, Inc.                                      its assets) in common stocks of U.S. and foreign companies whose share prices, in the opinion of the subadviser, do not reflect the economic value of company assets, but where the subadviser believes restructuring efforts or industry consolidation will serve to highlight true company values. In choosing investments for the fund, the subadviser looks for companies as to which restructuring activities, such as consolidations, outsourcing, spin-offs or reorganizations, will offer significant value to the issuer and increase its investment potential. The subadviser may select companies of any size for the fund, and the fund invests in a diversified group of companies across a number of different industries.

-----------------------------------------------------------------------------------------------------------------------------------
Value Fund                              0.86%          Seeks to realize an above-average total return over a market cycle of three
Van Kampen Investments                                 to five years, consistent with reasonable risk, by investing primarily in equity securities of companies with capitalizations similar to the market capitalizations of companies in the Russell Midcap Value Index.*

-----------------------------------------------------------------------------------------------------------------------------------

                                      INFORMATION ABOUT THE UNDERLYING FUNDS  43

Equity Underlying Funds -- John Hancock Funds II continued

                                        Estimated
Fund and subadviser(s)                  expense ratio  Goal and principal strategy
-----------------------------------------------------------------------------------------------------------------------------------
Value Opportunities Fund                0.88%          Seeks long-term capital growth by seeking to outperform its benchmark, the
Grantham, Mayo, Van Otterloo & Co. LLC                 Russell 2500 Value Index. The fund typically makes equity investments in companies whose stocks are included in the Russell 2500 Index, or in companies with total market capitalizations similar such companies ("small cap companies"). The fund normally invests at least 80% of its assets in securities of small cap companies.*

-----------------------------------------------------------------------------------------------------------------------------------
Vista Fund                              0.97%          Seeks long-term capital growth by normally investing in common stocks of
American Century Investment                            U.S. and foreign companies that are medium-sized and smaller at the time of purchase. The fund also may invest in domestic and foreign preferred stocks, convertible debt securities, equity-equivalent securities, non-leveraged futures contracts and options, notes, bonds and other debt securities. The subadviser looks for stocks of medium-sized and smaller companies it believes will increase in value over time, using a proprietary investment strategy.

-----------------------------------------------------------------------------------------------------------------------------------


Equity Funds -- John Hancock Funds III

                                        Estimated
Fund and subadviser(s)                  expense ratio  Goal and principal strategy
-----------------------------------------------------------------------------------------------------------------------------------
Active Value Fund                       0.90%          Seeks long-term capital growth by seeking to outperform its benchmark, the
Grantham, Mayo, Van Otterloo & Co. LLC                 Russell 1000 Value Index. The fund typically makes equity investments in
                                                       U.S. companies whose stocks are included in the Russell 1000 Index, or in companies with size and value characteristics similar to those of companies with stocks in the Index.

-----------------------------------------------------------------------------------------------------------------------------------
Global Fund                             1.17%          Seeks to achieve high total return by seeking to outperform its benchmark,
Grantham, Mayo, Van Otterloo & Co. LLC                 the S&P/Citigroup Primary Market Index ("PMI") World Growth Index. The fund typically invests in a diversified portfolio of equity investments from the world's developed markets.

-----------------------------------------------------------------------------------------------------------------------------------
Growth Fund                             0.90%          Seeks long-term capital growth by seeking to outperform its benchmark, the
Grantham, Mayo, Van Otterloo & Co. LLC                 Russell 1000 Growth Index. The fund typically makes equity investments in
                                                       U.S. companies whose stocks are included in the Russell 1000 Index, or in companies with size and growth characteristics similar to those of companies with stocks in the Index.

-----------------------------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund               0.88%          Seeks long-term capital growth by seeking to outperform its benchmark, the
Grantham, Mayo, Van Otterloo & Co. LLC                 Russell 2500 Growth Index. The fund typically makes equity investments in companies whose stocks are included in the Russell 2500 Index, or in companies with total market capitalizations similar such companies ("small cap companies"). The fund normally invests at least 80% of its assets in investments in small cap companies.

-----------------------------------------------------------------------------------------------------------------------------------
International Core Fund                 1.05%          Seeks to achieve high total return by seeking to outperform its benchmark,
Grantham, Mayo, Van Otterloo & Co. LLC                 the MSCI EAFE Index. The fund normally invests 80% of its assets in equity securities and typically invests in a diversified mix of equity investments from developed markets outside the U.S.

-----------------------------------------------------------------------------------------------------------------------------------
International Growth Fund               1.08%          Seeks to achieve high total return by seeking to outperform its benchmark,
Grantham, Mayo, Van Otterloo & LLC                     the S&P/Citigroup Primary Market Index ("PMI") Europe, Pacific, Asia
                                                       Composite ("EPAC") Growth Style Index.* The fund typically invests in a diversified mix of equity investments from developed markets outside the
                                                       U.S.

-----------------------------------------------------------------------------------------------------------------------------------
Intrinsic Value Fund                    0.84%          Seeks long-term capital growth by seeking to outperform its benchmark, the
Grantham, Mayo, Van Otterloo & Co. LLC                 Russell 1000 Value Index. The fund typically makes equity investments in
                                                       U.S. companies whose stocks are included in the Russell 1000 Index, or in companies with size and growth characteristics similar to those of companies with stocks in the Index.

-----------------------------------------------------------------------------------------------------------------------------------

44  INFORMATION ABOUT THE UNDERLYING FUNDS

Equity Funds -- John Hancock Funds III continued

                                        Estimated
Fund and subadviser(s)                  expense ratio  Goal and principal strategy
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Core Fund                          0.83%          Seeks to achieve a high total return by outperforming its benchmark, the S&P
Grantham, Mayo, Van Otterloo & Co. LLC                 500 Index. The fund normally invests at least 80% of its assets in investments tied economically to the U.S. and typically makes equity investments in larger capitalized U.S. companies to gain broad exposure to the U.S. equity market.

-----------------------------------------------------------------------------------------------------------------------------------
U.S. Quality Equity Fund                0.85%          Seeks to achieve a high total return by outperforming its benchmark, the S&P
Grantham, Mayo, Van Otterloo & Co. LLC                 500 Index. The fund normally invests at least 80% of its assets in investments tied economically to the U.S. and typically makes equity investments in larger capitalized U.S. companies to gain broad exposure to the U.S. equity market. The fund typically holds between 40 and 80 stocks.

-----------------------------------------------------------------------------------------------------------------------------------
Value Opportunities Fund                0.89%          Seeks long-term capital growth by seeking to outperform its benchmark, the
Grantham, Mayo, Van Otterloo & Co. LLC                 Russell 2500 Value Index. The fund typically makes equity investments in companies whose stocks are included in the Russell 2500 Index, or in companies with total market capitalizations similar such companies ("small cap companies"). The fund normally invests at least 80% of its assets in securities of small cap companies.*

-----------------------------------------------------------------------------------------------------------------------------------

* "Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "S&P Mid Cap 400(R)" are trademarks of The McGraw-Hill Companies, Inc., Russell 1000(R), Russell 1000 Value(R), Russell 1000 Growth(R), "Russell 2000(R)," "Russell 2000(R) Growth", Russell 2500(R), Russell 2500 Value(R), Russell 2500 Growth(R), "Russell 3000(R)", Russell Mid Cap(R) and Russell Mid Cap Value(R) are trademarks of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "MSCI All Country World ex-US Index" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the index funds are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the funds.

                                      INFORMATION ABOUT THE UNDERLYING FUNDS  45

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE
The diagram below shows the basic business structure used by JHF II. The Board of Trustees of JHF II oversees its business activities and retains the services of the various firms that carry out the operations of the Portfolios.

The Trustees have the power to change the respective investment goal of each of the Portfolios without shareholder approval.

Management fees JHF II pays the Adviser a management fee for each Portfolio. The management fee has two components: (a) a fee on assets invested in affiliated Funds ("Affiliated Fund Assets") and (b) a fee on assets not invested in affiliated funds ("Other Assets"). Affiliated Funds are any Fund of JHF II and JHF III.

The fee on Affiliated Fund Assets is stated as an annual percentage of the current value of the aggregate net assets of all the Portfolios determined in accordance with the following schedule and that rate is applied to the Affiliated Fund Assets of each Portfolio.

Fee Table for Affiliated Fund Assets

                                                    First            Excess over
                                             $7.5 billion           $7.5 billion
Aggregate Net Assets
of Lifecycle Portfolios                            0.060%                 0.050%

The fee on Other Assets is stated as an annual percentage of the current value of the aggregate net assets of all the Portfolios determined in accordance with the following schedule and that rate is applied to the Other Assets of each Portfolio.

Fee Table for Other Assets

                                                    First            Excess over
                                             $7.5 billion           $7.5 billion
Aggregate Net Assets
of Lifecycle Portfolios                             0.510%                0.500%



                                                                       ------------
                                                                       Shareholders
                                                                       ------------
                                                                            |
                                                                            |
                                                      ---------------------------------------------
                                                               Financial services firms and
                                                                   their representatives

                                                           Advise current and prospective share-
          Distribution and                            holders on their Portfolio investments, often
        shareholder services                          in the context of an overall financial plan.
                                                      ---------------------------------------------
                                                                            |
                                                                            |
                                                      ---------------------------------------------
                                                                  Principal distributor

                                                                 John Hancock Funds, LLC

                                                      Markets the Portfolios and distributes shares
                                                      through selling brokers, financial planners
                                                          and other financial representatives.
                                                      ---------------------------------------------
                                                                            |
                                                                            |
------------------------------------   ------------------------------------ |  -----------------------------------------
             Subadviser                         Investment adviser          |                  Custodian
                                                                            |
  MFC Global Investment Management            John Hancock Investment       |     State Street Bank & Trust Company
          (U.S.A.) Limited                   Management Services, LLC       |            2 Avenue de Lafayette
        200 Bloor Street East                   601 Congress Street         |              Boston, MA 02111                  Asset
  Toronto, Ontario, Canada M4W 1ES            Boston, MA 02210-2805         |                                             management
                                                                            |  Holds the Portfolios' assets, settles all
    Provides Portfolio management      Manages the Portfolios' business and |    portfolio trades and collects most of
         to the Portfolios.                   investment activities.        |      the valuation data required for
                                                                            |      calculating each Portfolio's NAV.
------------------------------------   ------------------------------------ |  -----------------------------------------
                 |                                                          |
                 |                                                          |
-------------------------------------                                       |
         Subadviser consultant                                              |
                                                             -----------------------------------
    Deutsche Asset Management, Inc.                                      Trustees
            345 Park Avenue
       New York, New York 10154                              Oversee the Portfolios' activities.
                                                             -----------------------------------
Provides assets allocation consulting
     services to the subadviser.
-------------------------------------


46  FUND DETAILS

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

Subadviser MFC Global (U.S.A.) is the subadviser to each of the Portfolios. MFC Global (U.S.A.) provides investment advisory services to individual and institutional investors and is a wholly owned subsidiary of MFC.

DeAM provides subadvisory consulting services to MFC Global (U.S.A.) in its management of the Portfolios. DeAM provides investment advisory services to retail and institutional clients. DeAM is a wholly owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group.

The subadviser is compensated by the Adviser, and not by any of the Portfolios. Similarly, DeAM is compensated by the subadviser, and not by any of the Portfolios.

Pursuant to an order received from the SEC, the Adviser, subject to Board of Trustees' approval, is permitted to appoint a new subadviser for a Portfolio and Fund or change the terms of a subadvisory agreement without obtaining shareholder approval. As a result, the JHF II is able from time to time to change Fund subadvisers or the fees paid to subadvisers without the expense and delays associated with holding a shareholders' meeting. The SEC order does not, however, permit the Adviser to appoint a subadviser that is an affiliate of the Adviser or JHF II (other than by reason of serving as a subadviser) or change the subadvisory fee of an affiliated subadviser without shareholder approval.

Portfolio manager Steven Orlich is the portfolio manager for each Portfolio. He joined MFC Global (U.S.A.) in 1998 and is Vice President and Senior Portfolio Manager, Asset Allocation. JHF II's SAI includes additional information about Mr. Orlich's compensation, the accounts he manages other than the Portfolios and his ownership of shares of the Portfolios, if any.

Advisory and subadvisory contracts A discussion regarding the basis for the Board of Trustees' approving the investment advisory and subadvisory contracts of JHF II is available in the JHF II's semi-annual report to shareholders for the period ended February 28, 2006.

Financial highlights Financial highlights are not yet available for the Portfolios which are newly organized.


                                                            FUND DETAILS  47

For more information

The following documents are available that offers further information on the
Portfolios:

Annual/Semi-Annual Report to Shareholders
Include financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information
The SAI of JHF II Portfolios contains more detailed information on all aspects of the Portfolios, including a summary of the policy of JHF II regarding disclosure of the Portfolio holdings. The current SAI has been filed with the SEC and is incorporated by reference into (is legally a part of) this prospectus.


To request a free copy of the SAI of JHF II, please contact John Hancock:
By mail: John Hancock Funds
II 601 Congress Street
Boston, MA 02210

By phone: 1-800-334-1029

On the Internet: www.jhfunds.com

Or you may view or obtain these documents from the SEC:
By mail: Public Reference
Section Securities and Exchange
Commission Washington, DC
20549-0102
(duplicating fee required)

In person: at the SEC's Public Reference Room in Washington, DC.
For access to the Reference Room call 1-202-551-8090

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

1940 Act File No. 811-21799


(C)2006 JOHN HANCOCK FUNDS, LLC LCPPN 10/06


[LOGO]

John Hancock Funds, LLC
MEMBER NASD
601 Congress Street
Boston, MA 02210-2805

www.jhfunds.com


-------------------------------------
Now available: electronic  delivery

www.jhfunds.com/edelivery
-------------------------------------

                              JOHN HANCOCK FUNDS II

                                 INDEX 500 FUND

                                CLASS NAV SHARES


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

                        Prospectus dated October 1, 2006

                                    CONTENTS

                                                                            Page
                                                                            ----
Overview.......................................................................1

Index 500 Fund.................................................................2

Your Account
   Class NAV shares............................................................4
   Transaction policies........................................................4
   Dividends and account policies..............................................7

Fund Details
   Business structure..........................................................8
   Advisory Fees, Subadviser information and management biographies............9

For More Information..................................................Back Cover

                                    OVERVIEW

                              JOHN HANCOCK FUNDS II

The funds of John Hancock Funds II (sometimes referred to as the "Fund") offer clearly defined investment strategies, each focusing on a particular market segment and following a disciplined investment process. Blended together or selected individually, these funds are designed to meet the needs of investors seeking risk-managed investment strategies from seasoned professional portfolio managers.

This prospectus relates to the Class NAV shares of the Index 500 Fund. Class NAV shares are sold to other funds of John Hancock Funds II which are "fund of funds" and to certain institutional investors.

Risks of Mutual Funds
Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

Investment Management
John Hancock Investment Management Services, LLC (the "Adviser") is the investment adviser to the Fund and the Index 500 Fund. The Adviser administers the business and affairs of the Fund and retains and compensates investment subadviser, MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)") which manage the assets of the Index 500 Fund. MFC Global (U.S.A.) formulates a continuous investment program for the Index 500 Fund, consistent with the fund's investment goals and policies. The Adviser and MFC Global (U.S.A.) registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser is a wholly-owned subsidiary of Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as "Manulife Financial" in Canada and Asia and primarily as "John Hancock" in the U.S.

                                   INDEX FUNDS

INDEX 500 FUND

Subadviser: MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)")

Goal and Strategy

The fund seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index. To pursue this goal, the fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the S&P 500 Index* and (b) securities (which may or may not be included in the S&P 500 Index) that MFC Global (U.S.A.) believes as a group will behave in a manner similar to the index. MFC Global (U.S.A.) may determine that the Index 500 Fund's investments in certain instruments, such as index futures, total return swaps and exchange traded funds have similar economic characteristics as securities that are in the S&P 500 Index. As of August 31, 2006, the market capitalizations of companies included in the S&P 500 Index ranged from $1.4 billion to $409 billion.

An index is an unmanaged group of securities whose overall performance is used as an investment benchmark. Indexes may track broad investment markets, such as the global equity market, or more narrow investment markets, such as the U.S. small cap equity market. In contrast to actively managed funds, which seek to outperform their respective benchmark indexes through research and analysis, index funds seek to mirror the performance of their target indexes, minimizing performance differences over time. The fund attempts to match the performance of the S&P 500 Index by: (a) holding all, or a representative sample, of the securities that comprise that index and/or (b) by holding securities (which may or may not be included in the index) that the subadviser believes as a group will behave in a manner similar to the index. However, an index fund has operating expenses and transaction costs, while a market index does not. Therefore, the fund, while it attempts to track its target index closely, typically will be unable to match the performance of the index exactly. The composition of an index changes from time to time, and MFC Global (U.S.A.) will reflect those changes in the composition of the fund's portfolio as soon as practicable.

The fund may invest in futures contracts and Depository Receipts. The fund may invest in derivatives (investments whose value is based on securities, indexes or currencies). A more complete description of these investment strategies appears under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

Past Performance

    Performance information is not presented since the fund commenced operations in October 2006.

Main Risks

o Index Management Risk. Certain factors may cause the fund to track its target index less closely. For example, the subadviser may select securities that are not fully representative of the index, and the fund's transaction expenses, and the size and timing of the its cash flows, may result in the fund's performance being different than that of its index. Moreover, the fund will generally reflect the performance of its target index even when the index does not perform well.

o Equity Securities Risk. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

o Derivatives Risk. The fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

o Mid Cap Stock Risk. The fund's investments in mid cap companies may be subject to more erratic price movements than investments in larger, more established companies. In particular, mid-sized companies may pose

----------
* "Standard & Poor's(R) ," "S&P 500(R)," and "Standard & Poor's 500(R)" are trademarks of The McGraw-Hill Companies, Inc. The fund is not sponsored, endorsed, managed, advised, sold or promoted by this company, which makes no representation regarding the advisability of investing in the fund.

greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.


Your Expenses

    Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

        Annual Operating Expenses                                Class NAV
        -------------------------                                ---------
        Management fee..............................................0.46%
        Distribution and service (12b-1) fees.......................   --
        Other expenses(A) ..........................................0.04%
        Total fund operating expenses...............................0.50%

(A)Based on estimated amounts for the current fiscal year.

    The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

        Expense Examples                                  Year 1    Year 3
        ----------------                                  ------    ------
        Class NAV......................................... $51       $159

MFC Global (U.S.A.)

MFC Global (U.S.A.) is a corporation subject to the laws of Canada. Its principal business at the present time is to provide investment management services to the funds of the Fund for which it is the subadviser as well as other portfolios advised by the Adviser. MFC Global (U.S.A.) is an indirect, wholly-owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, including Elliott & Page Limited and Manulife Fund Direct (Hong Kong) Limited, collectively known as Manulife Financial. The address of MFC Global (U.S.A.) is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

Portfolio Managers

The Index 500 Fund is managed by the portfolio managers listed below who are responsible for the day-to-day management:

-Carson Jen (since inception). Vice President, Index Operations, at MFC Global Investment Management; joined MFC Global (U.S.A.) in 1997.

-Narayan Ramani (since inception). Assistant Vice President and Portfolio Manager of Index Funds at MFC Global Investment Management; joined MFC Global (U.S.A.) in 1998.

-Tina Hsiao (since 2005). Ms. Hsiao is a Portfolio Manager of Index Funds at MFC Global Investment Management. Ms. Hsiao joined MFC Global (U.S.A.) in 2005, has her Bachelor of Commerce from the University of Toronto and holds the Chartered Financial Analyst designation.


Fund Codes

CLASS NAV           Ticker                    pending
                    CUSIP                   47803M192
                    SEC number              811-21779

                                  YOUR ACCOUNT

Class NAV Shares

    The Class NAV shares of the funds are sold without any front-end or deferred sales charges and are not subject to any Rule 12b-1 distribution and service fees.

    Class NAV shares are sold to other funds of John Hancock Funds II which are "fund of funds" and to certain institutional investors.


Transaction Policies

    Valuation of Shares. The net asset value (NAV) per share for each fund and class of shares is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern time). Securities held by each of the funds, except securities held by the Money Market Fund and money market instruments with remaining maturities of 60 days or less, are valued at their market value if market quotations are readily available. Otherwise, portfolio securities are valued at fair value as determined in good faith by the Board of Trustees of John Hancock Funds II. The Trustees have delegated the responsibility to fair value securities to the Fund's Pricing Committee (the "Pricing Committee"), and actual calculation of fair value may be made by persons acting pursuant to the direction of the trustees.

    Generally, trading in (i) non-U.S. securities, (ii) U.S. Government Securities and (iii) money market instruments is substantially completed each day at various times prior to the close of trading of the New York Stock Exchange. The values of such securities used in computing the net asset value of a fund's shares are generally determined as of such times. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the trustees or their designee believe accurately reflects its fair value.

    In deciding whether to make a fair value adjustment to the price of a security, the Trustees or their designee may review a variety of factors, including, developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is calculating the net asset value for its funds. In view of these factors, it is likely that funds investing significant amounts of assets in securities in foreign markets will be fair valued more frequently than funds investing significant amounts of assets in frequently traded, U.S. exchange-listed securities of large capitalization U.S. issuers.

    For purposes of determining when fair value adjustments may be appropriate with respect to funds that invest in securities in foreign markets that close prior to the New York Stock Exchange, the Fund will, on an ongoing basis, monitor for "significant market events." A "significant market event" is a certain percentage change in the value of the S&P index or of certain "i-Share Exchange Traded Funds" ("i-Shares") which track foreign markets in which funds have significant investments. If a significant market event occurs due to a change in the value of the S&P index or of i-Shares, the pricing for all funds that invest in foreign market that have closed prior to the New York Stock Exchange will promptly be reviewed and potential adjustments to the net asset values of such funds will be recommended to the Fund's Pricing Committee where applicable.

    Fair value pricing of securities is intended to help ensure that the net asset value of a fund's shares reflects the value of the fund's securities as of the close of the New York Stock Exchange (as opposed to a value which is no longer accurate as of such close), thus limiting the opportunity for aggressive traders to purchase shares of a fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain. However, a security's valuation may differ depending on the method used for determining value and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

    All instruments held by the Money Market Fund and money market instruments with a remaining maturity of 60 days or less held by the other funds are valued on an amortized cost basis.

    Purchase and Redemption Prices. When you purchase shares, you pay the NAV. When you redeem shares, you receive the NAV.

    Execution of Requests. Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Purchase and redemption requests are executed at the next NAV to be calculated after the receipt of your request in good order.

    In unusual circumstances, any fund may temporarily suspend the processing of redemption requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

    Excessive Trading. The funds of John Hancock Funds II are intended for long-term investment purposes only and do not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of a fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

    Right to Reject or Restrict Purchase and Exchange Orders. Purchases and exchanges should be made primarily for investment purposes. John Hancock Funds II reserves the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, the Fund may in its discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific "Limitation on exchange activity" described below if the Fund or its agents determine that accepting the order could interfere with the efficient management of a fund's portfolio or otherwise not be in the fund's best interest in light of unusual trading activity related to your account. In the event that the Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The Fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the Fund's judgment, such delay would be in the Fund's best interest, in which case both the redemption and purchase side of the exchange will receive the funds' net asset values at the conclusion of the delay period. The Fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

    Exchange Limitation Policies. The Board of Trustees of John Hancock Funds II has adopted the following policies and procedures by which the Fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

    Limitation on Exchange Activity. The Fund, through its agents, undertakes to use its best efforts to exercise the Fund's right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a fund account in an amount of $5,000 or more, exchanges $1,000 or more out of that fund account within 30 calendar days on three occasions during any 12-month period. Nothing in this paragraph limits the right of the Fund to refuse any purchase or exchange order, as discussed above under "Right to reject or restrict purchase and exchange orders".

    Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example: these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the Fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

    These exchange limits are subject to the Fund's ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of a fund's shareholder accounts and in light of the limitations on the ability of the Fund to detect and curtail excessive trading practices, a significant percentage of a fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the Fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

    Limitation on the Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection, and, despite the efforts of the Fund to prevent excessive trading, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Fund will not always be able to detect frequent trading activity, investors should not assume that the Fund will be able to detect or prevent all frequent trading or other practices that disadvantage a fund. For example, the ability of the Fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of a fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the Fund.

    Excessive Trading Risk. To the extent that the Fund or its agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

    While excessive trading can potentially occur in any fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

    o A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries, that may trade infrequently or are fair valued as discussed under "Valuation of shares." These types of securities entail a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage). The following funds have significant investments in small or mid-capitalization stocks: Emerging Growth, Emerging Small Company, Small Cap Growth, Small Cap Opportunities, Small Cap, Small Cap Value, Small Company, Small Company Growth, Small Company Value, Special Value, Value Opportunities, Dynamic Growth, Growth Opportunities, Mid Cap Core, Mid Cap Stock, Mid Cap Value, Quantitative Mid Cap, Value and Vista Funds.

    o A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities. The following funds have significant investments in foreign securities: Global, International Growth, International Opportunities, International Small Cap, International Stock, International Value, Pacific Rim and Vista Funds.

    o A fund that invests a significant portion of its assets in below-investment-grade (junk) bonds, that may trade infrequently or are fair valued as discussed under "Valuation of shares," entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities. The following funds have significant investments in junk bonds: High Yield, Spectrum Income and U.S. High Yield Funds.

    Any frequent trading strategies may interfere with efficient management of a fund's portfolio. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Dividends and Account Policies

    Dividends. Dividends from the net investment income and the net capital gains, if any, for each fund are declared not less frequently than annually and reinvested in additional full and fractional shares of the fund or paid in cash. Certain funds identified by the Fund's Dividend Committee from time to time declare income dividends on a quarterly basis.

    Account Statements. The Fund will provide account statements and other account information to shareholders as provided in participation agreements with insurance companies and in John Hancock Retirement Select agreements with qualified retirement plans.

    Fund Securities. The Fund's portfolio securities disclosure policy can be found in the Statement of Additional Information. Portfolio holding information is filed with the SEC on Forms N-CSR and N-Q.


Policy Regarding Disclosure of Trust Portfolio Holdings

The Fund's Policy Regarding Disclosure of Portfolio Holdings can be found in Appendix B of the SAI and the portfolio holdings information can be found at: http://www.jhfunds.com.

The holdings of the Fund will be posted to the website listed above within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of the Portfolio. In addition, the ten largest holdings of the Fund will be posted to the website listed above 30 days after each calendar quarter end. The information described above will remain on the website until the date the Fund files its Form N-CSR or Form N-Q with the Securities and Exchange Commission ("SEC") for the period that includes the date as of which the website information is current. The Fund's Form N-CSR and Form N-Q will contain the Fund's entire portfolio holdings as of the applicable calendar quarter end.

                                  FUND DETAILS

Business Structure

    The diagram below shows the basic business structure used by John Hancock Funds II. The Board of Trustees of John Hancock Funds II oversees its business activities and retains the services of the various firms that carry out the operations of the funds.

    The Trustees have the power to change the respective investment goal of each of the funds without shareholder approval.

    The Trustees have the power to change the focus of the investment policy of the Index 500 Fund without shareholder approval. The Index 500 Fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.

Shareholders

Distribution and
Shareholders services


Financial services firms and
their representatives

Advise current and prospective share- holders on their fund investments, often in the context of an overall financial plan.


Principal distributor
John Hancock Funds, LLC

Markets the funds and distributes shares through selling brokers, financial planners and other financial representatives.


Investment adviser
John Hancock Investment
Management Services, LLC
601 Congress Street
Boston, MA 02210-2805

Manages the funds' business and investment activities.

Asset
Management

Subadvisers

Provide portfolio management to the funds.

Custodian

State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, MA 02111

Holds the funds' assets, settles all portfolio trades and collects most of the valuation data required for calculating each fund's NAV.


Trustees
Oversees the funds' activities.


    Management Fees. As full compensation for its services, the Adviser receives a fee from the Index 500 Fund.

    The fee for the Index 500 Fund is calculated by applying to the net assets of the fund an annual fee rate which is determined based on the application of the annual percentage rates for the fund to the "aggregate net assets" of the fund. "Aggregate net assets" of a fund include the net assets of the fund and the net assets of one or more other John Hancock funds (or portions thereof) that have the same subadviser as the fund. If the fund and such other fund(s) (or portions thereof) cease to have the same subadviser, their assets will no longer be aggregated for purposes of determining the applicable annual fee rate for the fund. The fee for each fund is accrued and paid daily and is calculated for each day by multiplying the daily equivalent of the applicable annual fee rate by the value of the net assets of the fund at the close of business on the previous business day of the Fund.

    The schedule of the annual percentage rates of the management fees for the Index 500 Fund is set forth below

Fund Annual Percentage Rates of Aggregate Net Assets

Index 500 Fund: 0.470% -- first $500 million; and 0.460% -- excess over $500 million (Aggregate Net Assets include the net assets of the Fund and the Index 500 Trust, a series of John Hancock Trust)

Expense Reimbursement

    The Adviser voluntarily reduces its advisory fee or reimburse the Index 500 Fund if the total of all expenses (excluding taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses not incurred in the ordinary course of the fund's business, advisory fees, Rule 12b-1 fees, transfer agency fees, blue sky fees, and fees under any agreements or plans of the Fund dealing with services for shareholders and others with beneficial interests in shares of the Fund) exceed 0.05% of the average annual net assets of the Index 500 Fund. This voluntary expense reimbursement may be terminated any time.


Subadviser Information and Management Biographies

    The Adviser has entered into subadvisory agreement with MFC Global (U.S.A.) relating to the Index 500 Fund. Under this agreement, MFC Global (U.S.A.) manage the assets of the fund, subject to the supervision of the Adviser and the Trustees of the Fund. Each subadviser formulates a continuous investment program for the fund, consistent with the fund's investment goal and strategy as described above. MFC Global (U.S.A.) regularly reports to the Adviser and the Trustees of the Fund with respect to the implementation of such programs.

    Subadvisory Fees. MFC Global is compensated by the Adviser, subject to Board approval, and not by the fund or funds which it subadvises.

    Pursuant to an order received from the SEC, the Adviser is permitted to appoint a new subadviser for a fund or change the terms of a subadvisory agreement without obtaining shareholder approval. As a result, the Fund is able from time to time to change fund subadvisers or the fees paid to subadvisers without the expense and delays associated with holding a shareholders' meeting. The SEC order does not, however, permit the Adviser to appoint a subadviser that is an affiliate of the Adviser or the Fund (other than by reason of serving as a subadviser) or change the subadvisory fee of an affiliated subadviser without shareholder approval.

    Advisory and subadvisory contracts. A discussion regarding the basis for the Board of Trustees' approving the investment advisory and subadvisory contracts of the Trust is available in the Trust's semi-annual report to shareholders for the period ended February 28, 2006.


                              FINANCIAL HIGHLIGHTS

    Financial highlights are not yet available for the Index 500 Fund which newly organized.

                              FOR MORE INFORMATION

       The following document is available that offers further information on John Hancock Funds II:

                    Statement of Additional Information (SAI)

  The Fund's SAI contains more detailed information on all aspects of the Index
   500 Fund, including a summary of the Fund's policy regarding disclosure of fund portfolio holdings. The current SAI has been filed with the SEC and is incorporated by reference into (is legally a part of) this prospectus.

     To Request a Free Copy of the Fund's SAI, Please Contact John Hancock:

                         By mail: John Hancock Funds II
                               601 Congress Street
                                Boston, MA 02210

                            By phone: 1-800-344-1029

                        On the Internet: www.jhfunds.com

         Or You May View or Obtain These Documents and Other Information
                          About the Fund from the SEC:

                        By mail: Public Reference Section
                       Securities and Exchange Commission
                            Washington, DC 20549-0102
                           (duplicating fee required)

        In person: at the SEC's Public Reference Room in Washington, DC.
              For access to the Reference Room call 1-202-942-8090

                    By electronic request: publicinfo@sec.gov
                           (duplicating fee required)

                          On the Internet: www.sec.gov

                          1940 Act File No. 811-21779.

                              JOHN HANCOCK FUNDS II

                       Statement of Additional Information

                                 October 1, 2006


This Statement of Additional Information ("SAI") provides information about the 10 Lifecycle Portfolios (the "Lifecycle Portfolios") of John Hancock Funds II (the "Fund"). The 10 Lifecycle Portfolios are: Lifecycle 2010 Portfolio, Lifecycle 2015 Portfolio, Lifecycle 2020 Portfolio, Lifecycle 2025 Portfolio, Lifecycle 2030 Portfolio, Lifecycle 2035 Portfolio, Lifecycle 2040 Portfolio, Lifecycle 2045 Portfolio, Lifecycle 2050 Portfolio, and the Lifecycle Retirement Portfolio. Each of the Lifecycle Portfolios is a separate series of the Fund and is a "fund of funds" which currently invests in a number of other funds of the Fund and John Hancock Funds III and may also invest in other funds for which the Fund's investment adviser or any of its affiliates serves as investment adviser ("underlying funds"). The Portfolios may also invest in funds where the adviser is not the same as, or affiliated with, the adviser to the Portfolios (also "underlying funds") and in the other permitted investments described in the prospectuses for the Lifecycle Portfolios, dated October 1, 2006. This SAI also provides information about the Index 500 Fund (the "Index Fund"), a separate series of the Fund and an underlying fund. The Index Fund and the Lifecycle Portfolios are collectively referred to as the "Portfolios". This SAI contains information in addition to the information that is contained in the prospectuses for the Portfolios and Index Fund dated October 1, 2006. Information about other funds that are separate series of the Fund is included in separate prospectuses and Statements of Additional Information.

This SAI is not a prospectus. It should be read in conjunction with the applicable prospectuses of the Portfolios and Index Fund dated October 1, 2006. Copies of the Fund's prospectuses dated October 1, 2006 (collectively, the "Prospectuses") can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1001
                              Boston, MA 02217-1001
                                1-(888)-972-8696

                                TABLE OF CONTENTS

                                                                                Page
                                                                                ----

ORGANIZATION OF THE FUND...........................................................3
INVESTMENT POLICIES................................................................3
RISK FACTORS......................................................................18
HEDGING AND OTHER STRATEGIC TRANSACTIONS..........................................29
INVESTMENT RESTRICTIONS...........................................................40
PORTFOLIO TURNOVER................................................................42
THOSE RESPONSIBLE FOR MANAGEMENT..................................................43
SHAREHOLDERS OF THE FUND..........................................................49
INVESTMENT MANAGEMENT ARRANGEMENTS AND OTHER SERVICES.............................49
DISTRIBUTION AGREEMENT............................................................53
SALES COMPENSATION................................................................54
NET ASSET VALUE...................................................................58
SALES CHARGES ON CLASS A, CLASS B, AND CLASS C SHARES.............................58
DEFERRED SALES CHARGE ON CLASS B AND C SHARES.....................................61
ELIGIBLE INVESTORS FOR CLASS R, R1, R2, R3, R4, R5, I, 1 AND NAV SHARES...........64
SPECIAL REDEMPTIONS...............................................................64
ADDITIONAL SERVICES AND PROGRAMS..................................................64
PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES...................................66
DESCRIPTION OF FUND SHARES........................................................66
ADDITIONAL INFORMATION CONCERNING TAXES...........................................67
PORTFOLIO BROKERAGE...............................................................70
TRANSFER AGENT SERVICES...........................................................72
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.....................................72
CUSTODY OF PORTFOLIO SECURITIES...................................................72
CODES OF ETHICS...................................................................72
APPENDIX A - DEBT SECURITY RATINGS...............................................A-1
APPENDIX B - POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS...................B-1
APPENDIX C - PORTFOLIO MANAGER INFORMATION.......................................C-1
APPENDIX D - PROXY VOTING POLICIES...............................................D-1

ORGANIZATION OF THE FUND

     The Fund was organized on June 28, 2005 as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts and is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Each of the Portfolios is a series of the Fund.

     John Hancock Investment Management Services, LLC (formerly, Manufacturers Securities Services, LLC) (the "Adviser") is the investment adviser to each of the Portfolios. The Adviser is a Delaware limited liability corporation whose principal offices are located at 601 Congress Street, Boston, Massachusetts 02210. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The ultimate controlling parent of the Adviser is Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

     Manulife Financial is a leading Canadian-based financial services group serving millions of customers in 19 countries and territories worldwide. Operating as Manulife Financial in Canada and Asia, and primarily through John Hancock in the United States, the group offers clients a diverse range of financial protection products and wealth management services through its extensive network of employees, agents and distribution partners.

     MFC trades as `MFC' on the TSX, NYSE and PSE, and under `0945' on the SEHK. Manulife Financial can be found on the Internet at www.manulife.com.

INVESTMENT POLICIES

     The principal strategies and risks of investing in each of the Lifecycle Portfolios and the Index Fund are described in the applicable Prospectuses. Unless otherwise indicated in the Prospectuses or this SAI, the investment objective and policies of the Lifecycle Portfolios and Index Fund may be changed without shareholder approval.

Money Market Instruments

     The instruments listed below may be purchased directly by the Portfolios in accordance with their investment policies. In addition, Portfolios may purchase short term instruments (and other securities as noted under each fund description) for temporary defensive purposes.

1.   U.S. Government And Government Agency Obligations

     U.S. Government Obligations. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include treasury bills, notes and bonds.

     GNMA Obligations. GNMA obligations are mortgage-backed securities guaranteed by the Government National Mortgage Association which guarantee is supported by the full faith and credit of the U.S. government.

     U.S. Agency Obligations. U.S. Government agency obligations are debt securities issued or guaranteed as to principal or interest by an agency or instrumentality of the U.S. Government pursuant to authority granted by Congress. U.S. Government agency obligations include, but are not limited to:

-    Student Loan Marketing Association;

-    Federal Home Loan Banks;

-    Federal Intermediate Credit Banks; and

-    the Federal National Mortgage Association.

     U.S. Instrumentality Obligations. U.S. instrumentality obligations include, but are not limited to, the Export-Import Bank and Farmers Home Administration.

     Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities are supported by the right of the issuer to borrow from the U.S. Treasury or the Federal Reserve Banks, such as those issued by Federal Intermediate Credit Banks. Others, such as those issued by the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Banks ("FHLBs") and the Federal Home Loan Mortgage Corporation ("Freddie Mac") are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. In addition, other obligations such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. There are also separately traded interest components of securities issued or guaranteed by the U.S. Treasury.

     No assurance can be given that the U.S. Government will provide financial support for the obligations of such U.S. Government-sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. In this document, "U.S. Government securities" refers not only to securities issued or guaranteed as to principal or interest by the U.S. Treasury but also to securities that are backed only by their own credit and not the full faith and credit of the U.S. Government.

     Municipal Obligations. The Portfolios may, in accordance with their investment policies, invest in a variety of municipal obligations which consist of municipal bonds, municipal notes and municipal commercial paper.

     Municipal Bonds. Municipal bonds are issued to obtain funds for various public purposes including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds for many types of local, privately operated facilities. Such debt instruments are considered municipal obligations if the interest paid on them is exempt from federal income tax. The payment of principal and interest by issuers of certain obligations purchased by the Fund may be guaranteed by a letter of credit, note repurchase agreement, insurance or other credit facility agreement offered by a bank or other financial institution. Such guarantees and the creditworthiness of guarantors will be considered by the subadviser in determining whether a municipal obligation meets the Fund's investment quality requirements. No assurance can be given that a municipality or guarantor will be able to satisfy the payment of principal or interest on a municipal obligation.

     Municipal Notes. Municipal notes are short-term obligations of municipalities, generally with a maturity ranging from six months to three years. The principal types of such notes include tax, bond and revenue anticipation notes and project notes.

     Municipal Commercial Paper. Municipal commercial paper is a short-term obligation of a municipality, generally issued at a discount with a maturity of less than one year. Such paper is likely to be issued to meet seasonal working capital needs of a municipality or interim construction financing. Municipal commercial paper is backed in many cases by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks and other institutions.

     Federal tax legislation enacted in the 1980s placed substantial new restrictions on the issuance of the bonds described above and in some cases eliminated the ability of state or local governments to issue municipal obligations for some of the above purposes. Such restrictions do not affect the Federal income tax treatment of municipal obligations in which the Portfolios may invest which were issued prior to the effective dates of the provisions imposing such restrictions. The effect of these restrictions may be to reduce the volume of newly issued municipal obligations.

     Issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due the principal of and interest on their municipal obligations may be affected.

     The yields of municipal bonds depend upon, among other things, general money market conditions, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of S&P, Moody's and Fitch Investors Service ("Fitch") represent their respective opinions on the quality of the municipal bonds they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields and municipal bonds of the same maturity and coupon with different ratings may have the same yield. See Appendix A for a description of ratings. Many issuers of securities choose not to have their obligations rated. Although unrated securities eligible for purchase by the Fund must be determined to be comparable in quality to securities having certain specified ratings, the market for unrated securities may not be as broad as for rated securities since many investors rely on rating organizations for credit appraisal.

2.   Canadian and Provincial Government and Crown Agency Obligations

     Canadian Government Obligations. Canadian Government obligations are debt securities issued or guaranteed as to principal or interest by the Government of Canada pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. These securities include treasury bills, notes, bonds, debentures and marketable Government of Canada loans.

     Canadian Crown Obligations. Canadian Crown agency obligations are debt securities issued or guaranteed by a Crown corporation, company or agency ("Crown agencies") pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. Certain Crown agencies are by statute agents of Her Majesty in right of Canada, and their obligations, when properly authorized, constitute direct obligations of the Government of Canada. These obligations include, but are not limited to, those issued or guaranteed by the:

-    Export Development Corporation;

-    Farm Credit Corporation;

-    Federal Business Development Bank; and

-    Canada Post Corporation.

     In addition, certain Crown agencies which are not by law agents of Her Majesty may issue obligations which by statute the Governor in Council may authorize the Minister of Finance to guarantee on behalf of the Government of Canada. Other Crown agencies which are not by law agents of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by the Government of Canada. No assurance can be given that the Government of Canada will support the obligations of Crown agencies which are not agents of Her Majesty, which it has not guaranteed, since it is not obligated to do so by law.

     Provincial Government Obligations. Provincial Government obligations are debt securities issued or guaranteed as to principal or interest by the government of any province of Canada pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. These securities include treasury bills, notes, bonds and debentures.

     Provincial Crown Agency Obligations. Provincial Crown agency obligations are debt securities issued or guaranteed by a provincial Crown corporation, company or agency ("Provincial Crown Agencies") pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. Certain provincial Crown agencies are by statute agents of Her Majesty in right of a particular province of Canada, and their obligations, when properly authorized, constitute direct obligations of such province. Other provincial Crown agencies which are not by law agents of Her Majesty in right of a particular province of Canada may issue obligations which by statute the Lieutenant Governor in Council of such province may guarantee, or may authorize the Treasurer thereof to guarantee, on behalf of the government of such province. Finally, other provincial Crown agencies which are not by law agencies of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by a provincial government. No assurance can be given that the government of any province of Canada will support the obligations of Provincial Crown Agencies which are not agents of Her Majesty and which it has not guaranteed, as it is not obligated to do so by law. Provincial Crown Agency obligations described above include, but are not limited to, those issued or guaranteed by a:

-    provincial railway corporation;

-    provincial hydroelectric or power commission or authority;

-    provincial municipal financing corporation or agency; and

-    provincial telephone commission or authority.

Any Canadian obligation acquired by the Money Market Fund will be payable in U.S. dollars.

3.   Certificates Of Deposit And Bankers' Acceptances

     Certificates of Deposit. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

     Bankers' Acceptances. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accepted" when a bank guarantees their payment at maturity.

     All funds of the Fund may acquire obligations of foreign banks and foreign branches of U.S. banks. These obligations are not insured by the Federal Deposit Insurance Corporation.

4.   Commercial Paper

     Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

     Variable Amount Master Demand Notes. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The investing (i.e., "lending") fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded. There is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time.

     A Portfolio will only invest in variable amount master demand notes issued by companies which, at the date of investment, have an outstanding debt issue rated "Aaa" or "Aa" by Moody's or "AAA" or "AA" by S&P and which the Subadviser has determined present minimal risk of loss to the fund. The Subadviser will look generally at the financial strength of the issuing company as "backing" for the note and not to any security interest or supplemental source such as a bank letter of credit. A variable amount master demand note will be valued on each day a fund's net asset value is determined. The net asset value will generally be equal to the face value of the note plus accrued interest unless the financial position of the issuer is such that its ability to repay the note when due is in question.

5.   Corporate Obligations

     Corporate obligations include bonds and notes issued by corporations to finance long-term credit needs.

6.   Repurchase Agreements

     Repurchase agreements are arrangements involving the purchase of an obligation by a fund and the simultaneous agreement to resell the same obligation on demand or at a specified future date and at an agreed upon price. A repurchase agreement can be viewed as a loan made by a fund to the seller of the obligation with such obligation serving as collateral for the seller's agreement to repay the amount borrowed with interest. Repurchase agreements permit a fund the opportunity to earn a return on cash that is only temporarily available. A Portfolio may enter into a repurchase agreement with banks, brokers or dealers. However, a Portfolio will enter into a repurchase agreement with a broker or dealer only if the broker or dealer agrees to deposit additional collateral should the value of the obligation purchased by the fund decrease below the resale price.

     Generally, repurchase agreements are of a short duration, often less than one week but on occasion for longer periods. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchase obligation, including the interest accrued thereon.

     The Subadvisers, on behalf of the funds they advise, shall engage in a repurchase agreement transactions only with those banks or broker/dealers who meet the Subadviser's quantitative and qualitative criteria regarding creditworthiness, asset size and collateralization requirements. The Adviser also may engage in repurchase agreement transactions on behalf of the Portfolios. The counterparties to a repurchase agreement transaction are limited to a:

-    Federal Reserve System member bank;

- primary government securities dealer reporting to the Federal Reserve Bank of New York's Market Reports Division; or

- broker/dealer which reports U.S. Government securities positions to the Federal Reserve Board.

     The Adviser and Subadviser will continuously monitor the respective transaction to ensure that the collateral held with respect to a repurchase agreement equals or exceeds the amount of the respective obligation.

     The risk to a Portfolio in a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. If an issuer of a repurchase agreement fails to repurchase the underlying obligation, the loss to the fund, if any, would be the difference between the repurchase price and the underlying obligation's market value. A Portfolio might also incur certain costs in liquidating the underlying obligation. Moreover, if bankruptcy or other insolvency proceedings are commenced with respect to the seller, realization upon the underlying obligation by the fund might be delayed or limited.

7.   Foreign Repurchase Agreements

     Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by a fund may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, the fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets, or relating to emerging markets, may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.

Other Instruments

     The following discussion provides an explanation of some of the other instruments in which the Portfolios may invest consistent with their investment objectives and policies.

1.   Warrants

     Subject to certain restrictions, each of the Portfolios may purchase warrants, including warrants traded independently of the underlying securities. Warrants are rights to purchase securities at specific prices and are valid for a specific period of time. Warrant prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants cease to have value if not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

2.   Reverse Repurchase Agreements

     Each Portfolio may enter into "reverse" repurchase agreements. Under a reverse repurchase agreement, a fund sells a debt security and agrees to repurchase it at an agreed upon time and at an agreed upon price. The Portfolio retains record ownership of the security and the right to receive interest and principal payments thereon. At an agreed upon future date, the Portfolio repurchases the security by remitting the proceeds previously received, plus interest. The difference between the amount the Portfolio receives for the security and the amount it pays on repurchase is payment of interest. In certain types of agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. A reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a Portfolio's net asset value per share. Each Portfolio will cover its repurchase agreement transactions by maintaining in a segregated custodial account cash, Treasury bills or other U.S. Government securities having an aggregate value at least equal to the amount of such commitment to repurchase including accrued interest, until payment is made.

3.   Mortgage Securities

     Prepayment of Mortgages. Mortgage securities differ from conventional bonds in that principal is paid over the life of the securities rather than at maturity. As a result, a Portfolio which invests in mortgage securities receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When a Portfolio reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is higher or lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of debt securities as a means of locking in long term interest rates.

     In addition, because the underlying mortgage loans and assets may be prepaid at any time, if a Portfolio purchases mortgage securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will increase yield to maturity. Conversely, if a Portfolio purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected payments will reduce yield to maturity.

     Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities are similar to the fixed rate mortgage securities discussed above, except that unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. Most adjustable rate mortgage securities provide for an initial mortgage rate that is in effect for a fixed period, typically ranging from three to twelve months. Thereafter, the mortgage interest rate will reset periodically in accordance with movements in a specified published interest rate index. The amount of interest due to an adjustable rate mortgage holder is determined in accordance with movements in a specified published interest rate index by adding a pre-determined increment or "margin" to the specified interest rate index. Many adjustable rate mortgage securities reset their interest rates based on changes in:

-    one-year, three-year and five-year constant maturity Treasury Bill rates;

-    three-month or six-month Treasury Bill rates;

-    11th District Federal Home Loan Bank Cost of Funds;

-    National Median Cost of Funds; or

- one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR") and other market rates.

     During periods of increasing rates, a Portfolio will not benefit from such increase to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed any maximum allowable annual or lifetime reset limits or "cap rates" for a particular mortgage. In this event, the value of the mortgage securities in a fund would likely decrease. During periods of declining interest rates, income to a fund derived from adjustable rate mortgages which remain in a mortgage pool may decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments. Also, a fund's net asset value could vary to the extent that current yields on adjustable rate mortgage securities held as investments are different than market yields during interim periods between coupon reset dates.

     Privately-Issued Mortgage Securities. Privately-issued mortgage securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately issued collateralized mortgage obligations, as further described below. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including:

-    mortgage bankers;

-    commercial banks;

-    investment banks;

-    savings and loan associations; and

-    special purpose subsidiaries of the foregoing.

     Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of the Government National Mortgage Association
(GNMA) or Federal Home Loan Mortgage Corporation (FHLMC), such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A Portfolio which invests in mortgage securities will not limit its investments to asset-backed securities with credit enhancements.

     Collateralized Mortgage Obligations ("CMOs"). CMOs generally are bonds or certificates issued in multiple classes that are collateralized by or represent an interest in mortgages. CMOs may be issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment banks or other similar institutions. Each class of CMOs, often referred to as a "tranche", may be issued with a specific fixed coupon rate (which may be zero) or a floating coupon rate. Each class of CMOs also has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. The general goal sought to be achieved in allocating cash flows on the underlying mortgages to the various classes of a series of CMOs is to create tranches on which the expected cash flows have a higher degree of predictability than the underlying mortgages. As a general matter, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgages. The yields on these tranches are relatively higher than on tranches with more predictable cash flows. Because of the uncertainty of the cash flows on these tranches, and the sensitivity of these transactions to changes in prepayment rates on the underlying mortgages, the market prices of and yields on these tranches tend to be highly volatile.

     CMOs purchased by the Portfolios may be:

(1) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government;

(2) collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and the guarantee is collateralized by U.S. Government securities; or

(3) securities for which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. Government.

     STRIPS. In addition to the U.S. Government securities discussed above, the Portfolios may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

     Stripped Mortgage Securities. Stripped mortgage securities are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which the funds invest. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities may be illiquid and, together with any other illiquid investments, will not exceed 15% of a fund's net assets. See " Other Investment Policies. - Illiquid Securities".

     Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" class), while the other class will receive all of the principal (the principal only or "PO" class). The yield to maturity on an IO class is extremely sensitive to changes in prevailing interest rates and the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on an investing Portfolio's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, such fund may fail to fully recoup its initial investment in these securities even if the securities are rated highly.

     As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage securities described in the Prospectus and Statement of Additional Information, like other debt instruments, will tend to move in the opposite direction to interest rates. Accordingly, the Fund believes that investing in IOs, in conjunction with the other mortgage securities described in the Prospectus and this Statement of Additional Information, will contribute to a Portfolio's relatively stable net asset value.

     Under the Internal Revenue Code of 1986, as amended (the "Code"), POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the fund.

     Types of Credit Support. Mortgage securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the impact of an obligor's failure to make payments on underlying assets, mortgage securities may contain elements of credit support. A discussion of credit support is described below under "Asset-Backed Securities".

4.   Asset-Backed Securities

     The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Through the use of trusts and special purpose corporations, automobile and credit card receivables are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to the CMO structure.

     Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans. As a result, investment in these securities should be subject to less volatility than mortgage securities. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Portfolio must reinvest the prepaid amounts in securities with the prevailing interest rates at the time. Therefore, a Portfolio's ability to maintain an investment including high-yielding asset-backed securities will be affected adversely to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss. A fund will only invest in asset-backed securities rated, at the time of purchase, AA or better by S&P or Aa or better by Moody's or that the Subadviser believes are of comparable quality.

     As with mortgage securities, asset-backed securities are often backed by a pool of assets representing the obligation of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany asset-backed securities, see "Types of Credit Support" below. A fund will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and will not be considered illiquid securities for the purposes of the investment restriction on illiquid securities under "Additional Investment Policies" below.

     Types of Credit Support. To lessen the impact of an obligor's failure to make payments on underlying assets, mortgage securities and asset-backed securities may contain elements of credit support. Such credit support falls into two categories:

-    liquidity protection; and

-    default protection.

     Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool of assets occurs in a timely fashion. Default protection provides against losses resulting from ultimate default and enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

     Some examples of credit support include:

- "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class);

- creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses); and

- "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment on the securities and pay any servicing or other fees).

     The ratings of mortgage securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or default protection are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of these securities could be reduced in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experienced on the underlying pool of assets is better than expected.

     The degree of credit support provided for each issue is generally based on historical information concerning the level of credit risk associated with the underlying assets. Delinquency or loss greater than anticipated could adversely affect the return on an investment in mortgage securities or asset-backed securities.

     Collateralized Debt Obligations. The funds may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

     For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

     The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Fund's prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

5.   Zero Coupon Securities, Deferred Interest Bonds And Pay-In-Kind Bonds

     Zero coupon securities, deferred interest bonds and pay-in-kind bonds involve special risk considerations. Zero coupon securities and deferred interest bonds are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. When a zero coupon security or a deferred interest bond is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding these securities until maturity know at the time of their investment what the return on their investment will be. The Portfolios also may purchase pay-in-kind bonds. Pay-in-kind bonds are bonds that pay all or a portion of their interest in the form of debt or equity securities.

     Zero coupon securities, deferred interest bonds and pay-in-kind bonds are subject to greater price fluctuations in response to changes in interest rates than ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and deferred interest bonds usually appreciate during periods of declining interest rates and usually depreciates during periods of rising interest rates.

     Issuers of Zero Coupon Securities and Pay-In-Kind Bonds. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities and pay-in-kind bonds are generally not traded on a national securities exchange, these securities are widely traded by brokers and dealers and, to the extent they are widely traded, will not be considered illiquid for the purposes of the investment restriction under "Additional Investment Policies" below.

     Tax Considerations. Current Federal income tax law requires the holder of a zero coupon security or certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income and excise taxes, a fund may be required to distribute income accrued with respect to these securities and may have to dispose of fund securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

6.   Loans And Other Direct Debt Instruments

     Each Portfolio may invest in loans and other direct debt instruments to the extent authorized by its investment policies. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand.

7.   High Yield (High Risk) Domestic Corporate Debt Securities

     High yield U.S. corporate debt securities in which the Portfolios may invest include bonds, debentures, notes, bank loans, credit-linked notes and commercial paper. Most of these debt securities will bear interest at fixed rates except bank loans, which usually have floating rates. The Portfolios may also invest in bonds with variable rates of interest or debt securities which involve equity features, such as equity warrants or convertible outright and participation features (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

     The market for high yield U.S. corporate debt securities has undergone significant changes since it was first established. Issuers in the U.S. high yield market originally consisted primarily of growing small capitalization companies and larger capitalization companies whose credit quality had declined from investment grade. During the mid-1980s, participants in the U.S. high yield market issued high yield securities principally in connection with leveraged buyouts and other leveraged recapitalizations. In late 1989 and 1990, the volume of new issues of high yield U.S. corporate debt declined significantly and liquidity in the market decreased. Since early 1991, the volume of new issues of high yield U.S. corporate debt securities has increased substantially and secondary market liquidity has improved. During the same periods, the U.S. high yield debt market exhibited strong returns, and it continues to be an attractive market in terms of yield and yield spread over U.S. Treasury securities. Currently, most new offerings of U.S. high yield securities are being issued to refinance higher coupon debt and to raise funds for general corporate purposes as well as to provide financing in connection with leveraged transactions.

8.   Brady Bonds

     Brady Bonds are debt securities issued under the framework of the "Brady Plan", an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, involves the exchange of external commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds issued to date generally have maturities between 15 and 30 years from the date of issuance and have traded at a deep discount from their face value. In addition to Brady Bonds, the funds may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan.

     Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included:

- the exchange of outstanding commercial bank debt for bonds issued at 100% of face value which carry a below-market stated rate of interest (generally known as par bonds);

- bonds issued at a discount from face value (generally known as discount bonds);

-    bonds bearing an interest rate which increases over time; and

- bonds issued in exchange for the advancement of new money by existing lenders.

     Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semi-annually at a rate equal to 13/16 of one percent above the current six-month LIBOR rate. Regardless of the stated face amount and interest rate of the various types of Brady Bonds, the funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase.

     Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund (the "IMF"), the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments, with the balance of the interest accruals being uncollateralized.

     The Portfolios may purchase Brady Bonds with no or limited collateralization, and must rely for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

         Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transactional securities depositories. A substantial portion of the Brady Bonds and other sovereign debt securities in which the funds invest are likely to be acquired at a discount.

9.   Sovereign Debt Obligations

     Each Portfolio may invest in sovereign debt obligations to the extent authorized by its investment polices. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loan or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

10.  Indexed Securities

     Each Portfolio may invest in indexed securities to the extent authorized by its investment policies. Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

     Currency indexed securities typically are short term to intermediate term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities. Currency indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

         The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

11.  Hybrid Instruments

     Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument ("Hybrid Instruments").

     Characteristics of Hybrid Instruments. Generally, a Hybrid Instrument is a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to the following:

- prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively, "Underlying Assets"); or

- an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks").

Hybrid Instruments may take a variety of forms, including, but not limited to:

- debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time;

- preferred stock with dividend rates determined by reference to the value of a currency; or

- convertible securities with the conversion terms related to a particular commodity.

     Uses of Hybrid Instruments. Hybrid Instruments provide an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions.

     One approach is to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the investing fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly.

     The purpose of this type of arrangement, known as a structured security with an embedded put option, is to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that such a strategy will be successful and the value of the fund may decline; for example, if interest rates may not move as anticipated or credit problems could develop with the issuer of the Hybrid Instrument.

     Risks of Investing in Hybrid Instruments. The risks of investing in Hybrid Instruments are a combination of the risks of investing in securities, options, futures and currencies. Therefore, an investment in a Hybrid Instrument may include significant risks not associated with a similar investment in a traditional debt instrument with a fixed principal amount, is denominated in U.S. dollars, or that bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. These risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and that may not be readily foreseen by the purchaser. Such factors include economic and political events, the supply and demand for the Underlying Assets, and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. See "Hedging and Other Strategic Transactions" below for a description of certain risks associated with investments in futures, options, and forward contracts.

     Volatility. Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

     Leverage Risk. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates, but bear an increased risk of principal loss (or gain). For example, an increased risk of principal loss (or gain) may result if "leverage" is used to structure a Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss, as well as the potential for gain.

     Liquidity Risk. Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor. Therefore, the number of investors that would be willing and able to buy such instruments in the secondary market may be smaller than for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between a fund and the issuer of the Hybrid Instrument, the creditworthiness of the counter party or issuer of the Hybrid Instrument would be an additional risk factor which the fund would have to consider and monitor.

     Lack of U.S. Regulation. Hybrid Instruments may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the Securities and Exchange Commission ("SEC"), which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

     The various risks discussed above with respect to Hybrid Instruments particularly the market risk of such instruments, may cause significant fluctuations in the net asset value of a Portfolio.

12.  ADRs, EDRs, GDRs and IDRs

     The Portfolios may invest in American Depository Receipts, European Depository Receipts, Global Depository Receipts, and International Depository Receipts ("ADRs," "EDRs," "GDRs," and "IDRs", respectively) as described in their investment policies.

     Securities of foreign issuers may include ADRs, EDRs, GDRs, and IDRs. Depository Receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation.

     ADRs are U.S. dollar-denominated securities backed by foreign securities deposited in a U.S. securities depository. ADRs are created for trading in the U.S. markets. The value of an ADR will fluctuate with the value of the underlying security, will reflect any changes in exchange rates and otherwise involve risks associated with investing in foreign securities.

     Securities of foreign issuers also include EDRs, GDRs, and IDRs, which are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs, GDRs, and IDRs are not necessarily quoted in the same currency as the underlying security.

13.  Variable And Floating Rate Obligations

     The Portfolios may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates of Treasury Bonds or Bill or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the fund on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the fund is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the fund through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

14.  Exchange Traded Funds

     The Portfolios may invest in exchange traded funds ("ETFs"). These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A Portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees which increase their costs.

Additional Investment Polices

     The following provides a more detailed explanation of some of the investment policies of the Portfolios.

1.   Lending Securities

     Each Portfolio may lend its securities so long as its loans of securities do not represent in excess of 33 1/3% of such fund's total assets. This lending limitation is a fundamental restriction which may not be changed without shareholder approval. The procedure for lending securities is for the borrower to give the lending fund collateral consisting of cash, cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The lending fund may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower which has delivered cash equivalent collateral.

     The Fund anticipates that securities will be loaned only under the following conditions:

(1) the borrower must furnish collateral equal at all times to the market value of the securities loaned and the borrower must agree to increase the collateral on a daily basis if the securities loaned increase in value; and

(2) the fund making the loan may pay reasonable service, placement, custodian or other fees in connection with loans of securities and share a portion of the interest from these investments with the borrower of the securities.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

2.   When-Issued Securities ("Forward Commitments")

     In order to help ensure the availability of suitable securities, each of the Portfolios may purchase debt or equity securities on a "when-issued" or on a "forward delivery" basis. Purchasing securities on a when-issued or forward delivery basis means that the obligations will be delivered to the fund at a future date, which may be one month or longer after the date of the commitment ("forward commitments"). Except as may be imposed by these factors, there is no limit on the percent of a Portfolio's total assets that may be committed to such transactions.

     Under normal circumstances, a Portfolio purchasing securities on a when-issued or forward delivery basis will take delivery of the securities, but the Portfolio may, if deemed advisable, sell the securities before the settlement date. In general, a Portfolio does not pay for the securities, or start earning interest on them, until the obligations are scheduled to be settled. The Portfolio does, however, record the transaction and reflect the value each day of the securities in determining its net asset value. At the time of delivery, the value of when-issued or forward delivery securities may be more or less than the transaction price, and the yields then available in the market may be higher than those obtained in the transaction. While awaiting delivery of the obligations purchased on such bases, a fund will maintain on its records liquid assets consisting of cash or high quality debt securities equal to the amount of the commitments to purchase when-issued or forward delivery securities. The availability of liquid assets for this purpose and the effect of asset segregation on a Portfolio's ability to meet its current obligations, to honor requests for redemption, and to otherwise manage its investment portfolio will limit the extent to which the Portfolio may purchase when-issued or forward delivery securities.

3.   Mortgage Dollar Rolls

Each Portfolio may enter into mortgage dollar rolls. Under a mortgage dollar roll, a fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar securities (of the same type, coupon and maturity) securities on a specified future date. During the roll period, the fund forgoes principal and interest paid on the mortgage-backed securities. A Portfolio is compensated by the difference between the current sale price and the lower forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. A Portfolio may also be compensated by receipt of a commitment fee. A Portfolio may only enter into "covered rolls". A covered roll is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction or for which the fund maintains on its records liquid assets having an aggregate value at least equal to the amount of such commitment to repurchase. Dollar roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities. While a mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a Portfolio's net asset value per share, each Portfolio will cover the mortgage dollar roll transaction as described above.

4.   Illiquid Securities

     Each of the Portfolios may not invest more than 15% of its net assets in securities that are not readily marketable ("illiquid securities"). Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a Portfolio may be forced to sell them at a discount from the last offer price.

     Rule 144A Securities are Excluded from the Limitation on Illiquid Securities. Securities that are restricted as to resale but for which a ready market is available pursuant to an exemption provided by Rule 144A of the Securities Act of 1933 ("1933 Act") or other exemptions from the registration requirements of the 1933 Act may be excluded from the 10% and 15% limitations on illiquid securities. The Subadviser decides, subject to the Trustees' oversight, whether securities sold according to Rule 144A are readily marketable for purposes of the Fund's investment restriction. The Subadviser will also monitor the liquidity of Rule 144A securities held by the Portfolios for which they are responsible. To the extent that Rule 144A securities held by a Portfolio should become illiquid because of a lack of interest on the part of qualified institutional investors, the overall liquidity of the fund could be adversely affected.

5.   Short Sales

The Portfolios may make short sales of securities or maintain a short position, provided that at all times when a short position is open the fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale "against-the-box").

     The Portfolios may also sell a security it does not own in anticipation of a decline in the market value of that security (a "short sale"). To complete such a transaction, the fund must borrow the security to make delivery to the buyer. The Portfolio is then obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the fund. Until the security is replaced, the Portfolio is required to pay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian cash or other liquid assets at such a level that (i) the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaced the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the fund may be required to pay in connection with a short sale.

6.   Investment In Other Investment Companies

     The Portfolios may invest in shares of closed-end investment companies, unit investment trusts, and open-end investment companies. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company-level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in certain types of investment companies, such as closed end investment companies, issue a fixed number of shares that trade on a stock exchange or may involve the payment of substantial premiums above the value of such investment companies' portfolio securities when traded over-the-counter or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market.

     The extent to which a Portfolio can invest in securities of other investment companies is limited by federal securities laws.

7.   Loan Participations and Assignments

     The Portfolios may invest in loan participation or assignments. Loan participations are loans or other direct debt instruments which are interests in amounts owned by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates to suppliers of goods or services, or to other parties. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, a fund generally will have no right to enforce compliance by the borrower with the term of the loan agreement relating to loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, a Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

     When a Portfolio purchases assignments from lenders it will acquire direct rights against the borrower on the loan. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligation acquired by a Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Investments in loan participations and assignments present the possibility that a fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, a fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Portfolios anticipate that such securities could be sold only to a limited number of institutional investors. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by the securities laws.

RISK FACTORS

     The risks of investing in certain types of securities are described below. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. As described in the Prospectuses, the Portfolios can invest in certain securities directly, and by owning shares of the underlying funds, each of the Portfolios indirectly invests in the securities held by the underlying funds.

Non-Diversified

     Definition of Non-Diversified. The Lifecycle Portfolios and certain of the underlying funds in which they invest are non-diversified. Any fund that is non-diversified is not limited as to the percentage of its assets that may be invested in any one issuer, and as to the percentage of the outstanding voting securities of such issuer that may be owned, only by the fund's own investment restrictions. In contrast, a diversified fund, as to at least 75% of the value of its total assets, generally may not invest more than five percent of its total assets in the securities, or own more than ten percent of the outstanding voting securities, of any one issuer.

     Risks. Since a non-diversified fund may invest a high percentage of its assets in the securities of a small number of companies, it may be affected more than a diversified fund by a change in the financial condition of any of these companies or by the financial markets' assessment of any of these companies.

Equity Securities

     Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies the fund is invested in decline or if overall market and economic conditions deteriorate. Even funds that invest in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

Fixed-Income Securities

     Fixed-income securities are generally subject to two principal types of risks: (a) interest rate risk and (b) credit quality risk.

     Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.

     Credit Quality Risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund's investments. Funds that may invest in lower rated fixed-income securities are riskier than funds that may invest in higher rated fixed-income securities. Additional information on the risks of investing in investment grade fixed-income securities in the lowest rating category and lower rated fixed-income securities is set forth below.

Investment Grade Fixed-Income Securities In The Lowest Rating Category

     Investment grade fixed-income securities in the lowest rating category (rated "Baa" by Moody's or "BBB" by Standard & Poor's and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

Lower Rated Fixed-Income Securities

     Lower rated fixed-income securities are defined as securities rated below investment grade (rated "Ba" and below by Moody's and "BB" and below by Standard & Poor's). The principal risks of investing in these securities are as follows:

General Risks

     - Risk to Principal and Income. Investing in lower rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

     - Price Volatility. The price of lower rated fixed-income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed-income securities by the market's perception of their credit quality especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.

     - Liquidity. The market for lower rated fixed-income securities may have more limited trading than the market for investment grade fixed-income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

     - Dependence on Subadviser's Own Credit Analysis. While a subadviser to a fund may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed-income securities is more dependent on the subadviser's evaluation than the assessment of the credit risk of higher rated securities.

     - Additional Risks Regarding Lower Rated Corporate Fixed-income Securities. Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economics conditions than higher-rated corporate fixed-income securities.

     Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

     - Additional Risks Regarding Lower Rated Foreign Government Fixed-income Securities. Lower rated foreign government fixed-income securities are subject to the risks of investing in emerging market countries described below under "Foreign Securities". In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Small and Medium Size Companies

Small or Unseasoned Companies

     - Survival of Small or Unseasoned Companies. Companies that are small or unseasoned (less than 3 years of operating history) are more likely than larger or established companies to fail or not to accomplish their goals. As a result, the value of their securities could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products, may have limited financial resources and a small management group.

     - Changes in Earnings and Business Prospects. Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities.

     - Liquidity. The securities of small or unseasoned companies may have limited marketability. This factor could cause the value of a fund's investments to decrease if it needs to sell such securities when there are few interested buyers.

     - Impact of Buying or Selling Shares. Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.

     - Publicly Available Information. There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for a fund, a subadviser may not be aware of problems associated with the company issuing the security.

Medium Size Companies

     - Investments in the securities of medium sized companies present risks similar to those associated with small or unseasoned companies although to a lesser degree due to the larger size of the companies.

Foreign Securities

     The principal risks of investing in foreign securities are set forth below. As noted below, many of these risks are greater in the case of investments in emerging market countries.

     - Currency Fluctuations. Investments in foreign securities may cause a fund to lose money when converting investments from foreign currencies into U.S. dollars. A fund may attempt to lock in an exchange rate by purchasing a foreign currency exchange contract prior to the settlement of an investment in a foreign security. However, it may not always be successful in doing so and the fund could still lose money.

     - Political and Economic Conditions. Investments in foreign securities subject a fund to the political or economic conditions of the foreign country. These conditions could cause fund investments to lose value if these conditions deteriorate for any reason. This risk increases in the case of emerging market countries which are more likely to be politically unstable. Political instability could cause the value of any investment in the securities of an issuer based in a foreign country to decrease or could prevent or delay the fund from selling its investment and taking the money out of the country.

     - Removal of Proceeds of Investments from a Foreign Country. Foreign countries, especially emerging market countries, often have currency controls or restrictions which may prevent or delay a fund from taking money out of the country or may impose additional taxes on money removed from the country. Therefore, a fund could lose money if it is not permitted to remove capital from the country or if there is a delay in taking the assets out of the country, since the value of the assets could decline during this period or the exchange rate to convert the assets into U.S. dollars could worsen.

   - Nationalization of Assets. Investments in foreign securities subject a fund to the risk that the company issuing the security may be nationalized. If the company is nationalized, the value of the company's securities could decrease in value or even become worthless.

   - Settlement of Sales. Foreign countries, especially emerging market countries, may also have problems associated with settlement of sales. Such problems could cause the fund to suffer a loss if a security to be sold declines in value while settlement of the sale is delayed.

   - Investor Protection Standards. Foreign countries, especially emerging market countries, may have less stringent investor protection and disclosure standards than the U.S. Therefore, when making a decision to purchase a security for a fund, a subadviser may not be aware of problems associated with the company issuing the security and may not enjoy the same legal rights as those provided in the U.S.

Investment Company Securities

     The Portfolios may invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed end funds may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

Funds of Funds Risk Factors

     As permitted by Section 12 of the 1940 Act, the Lifecycle Portfolios invest in the underlying funds and may reallocate or rebalance assets among the underlying funds.

     From time to time, one or more of the underlying funds may experience relatively large redemptions or investments due to reallocations or rebalancings of the assets of the Lifecycle Portfolios ("Rebalancings"), as effected by its subadviser, MFC Global Investment Management (U.S.A.) Limited ("MFC Global"). Shareholders should note that Rebalancings may affect the underlying funds: underlying funds subject to redemptions by the Lifecycle Portfolios may find it necessary to sell securities; and the underlying portfolios that receive additional cash from the fund will find it necessary to invest the cash. The impact of Rebalancings is likely to be greater when a Lifecycle Portfolio owns, redeems, or invests in, a substantial portion of an underlying portfolio. Rebalancings could affect the underlying portfolios as noted below which could adversely affect their performance and, therefore, the performance of the Lifecycle Portfolios.

     Both the Adviser and MFC Global will monitor the impact of Rebalancings on the Lifecycle Portfolios and attempt to minimize any such adverse impact, consistent with pursuing the investment objective of the fund. However, there is no guarantee that the Adviser and MFC Global will be successful in doing so.

Possible Adverse Effects of Rebalancings on the Underlying Funds:

1. Underlying funds could be required to sell securities or to invest cash, at times when they may not otherwise desire to do so.

2. Rebalancings may increase brokerage and/or other transaction costs of the underlying funds.

3. When a Lifecycle Portfolios owns a substantial portion of an underlying fund, a large redemption by the fund could cause that underlying portfolio's expenses to increase and could result in the underlying fund becoming too small to be economically viable.

4. Rebalancings could accelerate the realization of taxable capital gains in an underlying fund subject to large redemptions if sales of securities results in capital gains.

     The Lifecycle Portfolios and underlying portfolios are managed by the Adviser. MFC Global, which is an affiliate of the Adviser, is the subadviser to the Lifecycle Portfolios and to certain of the underlying funds. Shareholders should note that the Adviser has the responsibility to oversee and monitor the Lifecycle Portfolios and the underlying funds and MFC Global has the responsibility to manage the Lifecycle Portfolios and certain of the underlying funds. As noted above, the Adviser and MFC Global will monitor the impact of Rebalancings on the underlying funds and attempt to minimize any adverse effect of the Rebalancings on the underlying funds, consistent with pursuing the investment objective of the each of the Lifecycle Portfolios.

     With respect to Rebalancings, shareholders should also note that MFC Global as the subadviser to the Lifecycle Portfolios and certain of the underlying funds, may appear to have an incentive to allocate more Lifecycle Portfolios assets to those underlying portfolios that it subadvisers. The Adviser will monitor MFC Global's allocation of the Lifecycle Portfolios' assets to the underlying funds to attempt to ensure that assets are not allocated to other MFC Global subadvised portfolios unless it is in the best interest of the Lifecycle Portfolios to do so. In addition, prior to appointing MFC Global as subadviser to an underlying fund, the Board of Trustees of the Fund will consider the affiliation between the Adviser and MFC Global as one of its factors in approving such appointment.

Stripped Securities

     Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Mortgage-Backed and Asset-Backed Securities

     Mortgage-Backed Securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans which are guaranteed by the U.S. Government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by the fund and not the purchase of shares of the fund.

     Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments which are, in effect, a "pass-through" of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates raise or fall.

     When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the fund's mortgage-backed securities will result in an unforeseen loss of interest income to the fund as the fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgaged-backed securities do not increase as much as other fixed-income securities when interest rates fall.

     When interest rates rise, homeowners are less likely to prepay their mortgages loans. A decreased rate of prepayments lengthen the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.

     The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if the fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the fund.

     Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments are likely to decline. Monthly interest payments received by a fund have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much due to their prepayment feature.

     Collateralized Mortgage Obligations. The Portfolios may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the Portfolio may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

     Asset-Backed Securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

Securities Linked to the Real Estate Market

     Investing in securities of companies in the real estate industry subjects a fund to the risks associated with the direct ownership of real estate. These risks include:

-    Declines in the value of real estate;

-    Risks related to general and local economic conditions;

-    Possible lack of availability of mortgage funds;

-    Overbuilding;

-    Extended vacancies of properties;

-    Increased competition;

-    Increases in property taxes and operating expenses;

-    Change in zoning laws;

-    Losses due to costs resulting from the clean-up of environmental problems;

- Liability to third parties for damages resulting from environmental problems;

-    Casualty or condemnation losses;

-    Limitations on rents;

-    Changes in neighborhood values and the appeal of properties to tenants; and

-    Changes in interest rates.

     Therefore, for a fund investing a substantial amount of its assets in securities of companies in the real estate industry, the value of the fund's shares may change at different rates compared to the value of shares of a fund with investments in a mix of different industries.

     Securities of companies in the real estate industry include REITs including Equity REITs and Mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended, or to maintain their exemptions form registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

         In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. See "Small and Medium Size Companies" above for a discussion of the risks associated with investments in these companies.

Industry or Sector Investing

         When a fund's investments are concentrated in a particular industry or sector of the economy, they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. This means that concentrated funds tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. In addition, a fund which invests in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory and others factors affecting that industry or sector.

     Internet-Related Investments. The value of companies engaged in Internet-related activities, which is a developing industry, is particularly vulnerable to (a) rapidly changing technology, (b) extensive government regulation and (c) relatively high risk of obsolescence caused by scientific and technological advances. In addition, companies engaged in Internet-related activities are difficult to value and many have high share prices relative to their earnings which they may not be able to maintain over the long-term. Moreover, many Internet companies are not yet profitable and will need additional financing to continue their operations. There is no guarantee that such financing will be available when needed. Since many internet companies are start-up companies, the risks associated with investing in small companies are heightened for these companies. Any fund that invests a significant portion of its assets in Internet-related companies should be considered extremely risky even as compared to other funds that invest primarily in small company securities.

     Financial Services Industry. A fund investing principally in securities of companies in the financial services industry is particularly vulnerable to events affecting that industry. Companies in the financial services industry include commercial and industrial banks, savings and loan associations and their holding companies, consumer and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, leasing companies and insurance companies.

     Banking. Commercial banks (including "money center" regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries (such as real estate or energy) and significant competition. The profitability of these businesses is to a significant degree dependent upon the availability and cost of capital funds. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.

     Insurance. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies may also be affected by weather and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, due to real estate or "junk" bond holdings) and failures of reinsurance carriers.

     Other Financial Services Companies. Many of the investment considerations discussed in connection with banks and insurance also apply to financial services companies. These companies are all subject to extensive regulation, rapid business changes, volatile performance dependent upon the availability and cost of capital and prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.

     Telecommunications. Companies in the telecommunications sector are subject to the additional risks of rapid obsolescence, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment, and a dependency on patent and copyright protection. The prices of the securities of companies in the telecommunications sector may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of telecommunications companies in their primary markets.

     Utilities. Many utility companies, especially electric and gas and other energy related utility companies, are subject to various uncertainties, including: risks of increases in fuel and other operating costs; restrictions on operations and increased costs and delays as a result of environmental and nuclear safety regulations; coping with the general effects of energy conservation; technological innovations which may render existing plants, equipment or products obsolete; the potential impact of natural or man-made disasters; difficulty obtaining adequate returns on invested capital, even if frequent rate increases are approved by public service commissions; the high cost of obtaining financing during periods of inflation; difficulties of the capital markets in absorbing utility debt and equity securities; and increased competition. For example, electric utilities in certain markets have experienced financial difficulties recently related to changes in regulations and price volatility in the oil and natural gas markets. Similar difficulties could arise for other types of utilities or in other regions. Because utility companies are faced with the same obstacles, issues and regulatory burdens, their securities may react similarly and more in unison to these or other market conditions.

     Health Sciences. Companies in this sector are subject to the additional risks of increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, product liability or other litigation and the obsolescence of popular products. The prices of the securities of heath sciences companies may fluctuate widely due to government regulation and approval of their products and services, which may have a significant effect on their price and availability. In addition, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial and may have a significant impact on a company's market value or share price.

Initial Public Offerings (IPOs)

     The Portfolios may invest a portion of their assets in shares of IPOs consistent with their investment objectives and policies. IPOs may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs on a fund's performance likely will decrease as the fund's asset size increases, which could reduce the fund's returns. IPOs may not be consistently available to a fund for investing, particularly as the fund's asset base grows. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a Portfolio may hold IPO shares for a very short period of time. This may increase the turnover of a Portfolio and may lead to increased expenses for a Portfolio, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

U.S. Government Securities

     The Portfolios may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency or instrumentality which depends entirely on its own resources to repay the debt. U.S. government securities that are backed by the full faith and credit of the United States include U.S. Treasuries and mortgage-backed securities guaranteed by the Government National Mortgage Association. Securities that are only supported by the credit of the issuing agency or instrumentality include the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Banks ("FHLBs") and the Federal Home Loan Mortgage Corporation ("Freddie Mac").

High Yield (High Risk) Securities

     The following discussion supplements the disclosure regarding the risks of investing in non-investment grade securities.

     General. The Portfolios may invest in high yield (high risk) securities consistent with their investment objectives and policies. High yield securities are those rated below investment grade and comparable unrated securities. These securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher rated securities. However, securities rated below investment grade also have greater risks than higher rated securities as described below.

     Interest Rate Risk. To the extent a Portfolio invests primarily in fixed-income securities, the net asset value of the fund's shares can be expected to change as general levels of interest rates fluctuate. However, the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors (such as developments relating to a specific issuer) when interest rates decline, the value of a fixed-income fund generally rise. Conversely, when interest rates rise, the value of a fixed-income fund will decline.

     Liquidity. The secondary markets for high yield corporate and sovereign debt securities are not as liquid as the secondary markets for investment grade securities. The secondary markets for high yield debt securities are concentrated in relatively few market makers and participants are mostly institutional investors. In addition, the trading volume for high yield debt securities is generally lower than for investment grade securities. Furthermore, the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer.

     These factors may have an adverse effect on the ability of Portfolios investing in high yield securities to dispose of particular portfolio investments. These factors also may limit the Portfolios from obtaining accurate market quotations to value securities and calculate net asset value. If a Portfolio investing in high yield debt securities is not able to obtain precise or accurate market quotations for a particular security, it will be more difficult for the Trustees to value that fund's investments. Therefore the Trustees may have to use a greater degree of judgment in making such valuations.

     Less liquid secondary markets may also affect a Portfolio's ability to sell securities at their fair value. Each Portfolio may invest up to 15% of its net assets, measured at the time of investment, in illiquid securities. These securities may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of a fund's assets invested in illiquid securities may increase.

     Non-Investment Grade Corporate Debt Securities. While the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of non-investment grade corporate debt securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities.

     In addition, these securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

     Non-Investment Grade Foreign Sovereign Debt Securities. Investing in non-investment grade foreign sovereign debt securities will expose funds to the consequences of political, social or economic changes in the developing and emerging market countries that issue the securities. The ability and willingness of sovereign obligors in these countries to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Developing and emerging market countries have historically experienced (and may continue to experience) high inflation and interest rates, exchange rate trade difficulties, extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability.

     The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by:

     -    the obligor's balance of payments, including export performance,

     -    the obligor's access to international credits and investments,

     -    fluctuations in interest rates, and

     -    the extent of the obligor's foreign reserves.

     Obligor's Balance of Payments. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

     Obligor's Access to International Credits and Investments. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multilateral organizations, and inflows of foreign investment. The commitment on the part of these entities to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure in any of these efforts may result in the cancellation of these third parties' lending commitments, thereby further impairing the obligor's ability or willingness to service its debts on time.

     Obligor's Fluctuations in Interest Rates. The cost of servicing external debt is generally adversely affected by rising international interest rates since many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

     Obligor's Foreign Reserves. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

     The Consequences of a Default. As a result of the previously listed factors, a governmental obligor may default on its obligations. If a default occurs, the fund holding foreign sovereign debt securities may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of the foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

     Sovereign obligors in developing and emerging countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations. This difficulty has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things:

- reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and

-    obtaining new credit to finance interest payments.

     Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the funds may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

     Securities in the Lowest Rating Categories. Certain debt securities in which the funds may invest may have (or be considered comparable to securities having) the lowest ratings for non-subordinated debt instruments assigned by Moody's or Standard & Poor's. These securities are rated Caa or lower by Moody's or CCC or lower by Standard & Poor's. These securities are considered to have the following characteristics:

-    extremely poor prospects of ever attaining any real investment standing,

-    current identifiable vulnerability to default,

- unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions,

- are speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations, and/or

-    are default or not current in the payment of interest or principal.

Accordingly, it is possible that these types of characteristics could, in certain instances, reduce the value of securities held by a fund with a commensurate effect on the value of the fund's shares.

HEDGING AND OTHER STRATEGIC TRANSACTIONS

     Hedging refers to protecting against possible changes in the market value of securities a portfolio already owns or plans to buy or protecting unrealized gains in the fund. These strategies may also be used to gain exposure to a particular market. The hedging and other strategic transactions which may be used by the Portfolios, consistent with their investment objectives and policies, are described below:

     o exchange-listed and over-the-counter put and call options on securities, financial futures contracts, currencies, fixed income indices and other financial instruments,

     o    financial futures contracts (including stock index futures);

     o    interest rate transactions*;

     o    currency transactions**;

     o Swaps (including interest rate, index, equity, credit default swaps and currency swaps); and

     o    Structured notes, including hybrid or "index" securities.

* A fund's interest rate transactions may take the form of swaps, caps, floors and collars.
** A fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

     Hedging and Other Strategic Transactions may be used for the following purposes:

     o to attempt to protect against possible changes in the market value of securities held or to be purchased by a fund resulting from securities markets or currency exchange rate fluctuations;

     o    to protect a fund's unrealized gains in the value of its securities;

     o    to facilitate the sale of a fund's securities for investment purposes;

     o    to manage the effective maturity or duration of a fund's securities;

     o to establish a position in the derivatives markets as a method of gaining exposure to a particular market; or

     o to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

General Characteristics of Options

     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging and Other Strategic Transactions involving options require segregation of portfolio assets in special accounts, as described below under "Use of Segregated and Other Special Accounts".

     Put Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell

(and the writer the obligation to buy) the underlying security, commodity, index, currency or other instrument at the exercise price. A fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the fund the right to sell the instrument at the option exercise price.

     If and to the extent authorized to do so, a fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. A fund will not sell put options if, as a result, more than 50% of the fund's assets would be required to be segregated to cover its potential obligations under put options other than those with respect to futures contracts.

     Risk of Selling Put Options. In selling put options, a fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

     Call Options. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A fund's purchase of a call option on an underlying instrument might be intended to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration.

     Partial Hedge or Income to the Fund. If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the fund or will increase the fund's income. Similarly, the sale of put options can also provide fund gains.

     Covering of Options. All call options sold by a fund must be "covered" (that is, the fund must own the securities or futures contract subject to the call or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding).

     Risk of Selling Call Options. Even though a fund will receive the option premium to help protect it against loss, a call option sold by the fund will expose the fund during the term of the option to possible loss of the opportunity to sell the underlying security or instrument with a gain.

     Exchange-listed Options. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

     OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under "Eurodollar Instruments") are cash settled for the net amount, if any, by which the option is "in-the-money" at the time the option is exercised. "In-the-money" means the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     A fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are:

     -    insufficient trading interest in certain options,

     -    restrictions on transactions imposed by an exchange,

     - trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits,

     -    interruption of the normal operations of the OCC or an exchange,

     - inadequacy of the facilities of an exchange or the OCC to handle current trading volume, or

     - a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

     OTC Options. Over-the-counter ("OTC") options are purchased from or sold to counterparties such as securities dealers, financial institutions through direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

     Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Subadviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Subadviser. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a fund and the amount of the fund's obligation pursuant to an OTC option sold by the fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

     Types of Options That May Be Purchased. The Lifecycle Portfolios and Index Fund may purchase and sell call options on securities indices, currencies, and futures contracts, as well as and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets.

     Each Lifecycle Portfolio and the Index Fund reserve the right to invest in options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the fund's investment objective and the restrictions set forth herein.

General Characteristics Of Futures Contracts And Options On Futures Contracts

     The Portfolios may trade financial futures contracts (including stock index futures contracts which are described below) or purchase or sell put and call options on those contracts for the following purposes:

     - as a hedge against anticipated interest rate, currency or market changes,

     -    for duration management,

     -    for risk management purposes,

     -    to gain exposure to a securities market.

     Futures contracts are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

     Use Will Be Consistent with Applicable Regulatory Requirements. A fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular with the rules and regulations of the CFTC and will be entered into primarily for bona fide hedging, risk management (including duration management) or to attempt to increase income or gains.

     Margin. Maintaining a futures contract or selling an option on a futures contract will typically require a fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of a fund. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position.

     Settlement. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

     Value of Futures Contracts Sold by a Fund. The value of all futures contracts sold by a fund (adjusted for the historical volatility relationship between such fund and the contracts) will not exceed the total market value of the fund's securities.

Stock Index Futures

     Definition. A stock index futures contract (an "Index Future") is a contract to buy a certain number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the relevant index.

     Uses of Index Futures. Below are some examples of how Index Futures may be used:

     - in connection with a fund's investment in common stocks, a fund may invest in Index Futures while the Subadviser seeks favorable terms from brokers to effect transactions in common stocks selected for purchase.

     - A Portfolio may also invest in Index Futures when a subadviser believes that there are not enough attractive common stocks available to maintain the standards of diversity and liquidity set for the fund's pending investment in such stocks when they do become available.

     - Through the use of Index Futures, a Portfolio may maintain a pool of assets with diversified risk without incurring the substantial brokerage costs which may be associated with investment in multiple issuers. This may permit a Portfolio to avoid potential market and liquidity problems (e.g., driving up or forcing down the price by quickly purchasing or selling shares of a portfolio security) which may result from increases or decreases in positions already held by a fund.

     - A Portfolio may also invest in Index Futures in order to hedge its equity positions.

     Hedging and Other Strategic Transactions involving futures contracts and options on futures contracts will be purchased, sold or entered into primarily for bona fide hedging, risk management or appropriate fund management purposes including gaining exposure to a particular securities market. None of the Portfolios will act as a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the
CFTC).

Options on Securities Indices and Other Financial Indices

     The Portfolios may purchase and sell call and put options on securities indices and other financial indices ("Options on Financial Indices"). In so doing, the fund can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments.

     Description of Options on Financial Indices. Options on Financial Indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, Options on Financial Indices settle by cash settlement. Cash settlement means that the holder has the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call (or is less than, in the case of a put) the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case for options on securities. In the case of an OTC option, physical delivery may be used instead of cash settlement.

Yield Curve Options

     The Portfolios may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

     Yield curve options may be used for the same purposes as other options on securities. Specifically, a Portfolio may purchase or write such options for hedging purposes. For example, a Portfolio and may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the subadviser, the fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by a fund will be "covered". A call (or put) option is covered if the fund holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the fund's net liability under the two options. Therefore, a Portfolio's or the Index Fund's liability for such a covered option is generally limited to the difference between the amount of the fund's liability under the option written by the fund less the value of the option held by the fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter.

Currency Transactions

         The Portfolios may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include:

     -    forward currency contracts,

     -    exchange-listed currency futures contracts and options thereon,

     -    exchange-listed and OTC options on currencies, and

     -    currency swaps.

     A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Portfolios may enter into currency transactions only with counterparties that are deemed creditworthy by the subadviser.

     A fund's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and similar purposes, including transaction hedging, position hedging, cross hedging and proxy hedging. A fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuation from one country to another.

     Transaction Hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of the portfolio's securities or the receipt of income from them.

     Position Hedging. Position hedging is entering into a currency transaction with respect to fund securities positions denominated or generally quoted in that currency.

     Cross Hedging. The Portfolios may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the fund has or in which the fund expects to have exposure.

     Proxy Hedging. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, the Lifecycle Portfolios and Index Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's holdings are exposed is generally difficult to hedge or specifically difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the fund's securities denominated in linked currencies.

     Risk of Currency Transactions. Currency transactions are subject to risks different from other fund transactions, as discussed below under "Risk Factors". If a fund enters into a currency hedging transaction, the fund will comply with the asset segregation requirements described below under "Use of Segregated and Other Special Accounts".

Combined Transactions

     The Portfolios may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although a fund will normally enter into combined transactions to reduce risk or otherwise more effectively achieve the desired fund management goal, it is possible that the combination will instead increase the risks or hinder achievement of the fund's objective.

 Swap Agreements and Options on Swap Agreements

     Among the Hedging and Other Strategic Transactions into which the Portfolios may be authorized to enter are swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent a fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. The Lifecycle Portfolios and Index Fund may also enter into options on swap agreements ("swap options").

     The Portfolios may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

     Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities or commodities representing a particular index. A "quanto" or "differential" swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with the their investment objectives and general investment polices, the Portfolios may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a fund may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the fund may be required to pay a higher fee at each swap reset date.

     The Portfolios may also enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A fund may also write (sell) and purchase put and call swap options.

     Depending on the terms of the particular option agreement, the Portfolios will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the fund writes a swap option, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. Most other types of swap agreements entered into by the funds would calculate the obligations of the parties to the agreement on a "net basis". Consequently, fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or "earmarking" of liquid assets, to avoid any potential leveraging of the fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the fund's investment restriction concerning senior securities. The fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the fund's total assets.

     The Portfolios may also be authorized to enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the fund. The protection "buyer" in a credit default contract is generally obligated to pay the protection "seller" an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The fund may be either the buyer or seller in the transaction. If the fund is a buyer and no credit event occurs, the fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the fund would effectively add leverage to the fund because, in addition to its total net assets, the fund would be subject to investment exposure on the notional amount of the swap.

     Credit default swap agreements involve greater risks than if the fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The fund `s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the fund). In connection with credit default swaps in which the fund is the buyer, the fund will segregate or "earmark" cash or liquid assets determined, or enter into certain offsetting positions, with a value at least equal to the fund's exposure (any accrued but unpaid net amounts owed by the fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which the fund is the seller, the fund will segregate or "earmark" cash or liquid assets, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the fund). Such segregation or "earmarking" will ensure that the fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the fund's portfolio. Such segregation or "earmarking" will not limit the fund's exposure to loss.

     Whether the fund's use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the subadviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Portfolios will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the fund by the Internal Revenue Code may limit the funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transaction may be subject to a fund's limitation on investments in illiquid securities.

     Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. The fund bears the risk that the subadviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If a subadviser attempts to use a swap as a hedge against, or as a substitute for, the fund investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the fund investment. This could cause substantial losses for the fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

     Many swaps are complex and often valued subjectively. Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC.

     To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

     This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

Eurodollar Instruments

     The Portfolios may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the LIBOR. In addition, foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Portfolios might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risk Factors

         Hedging and Other Strategic Transactions have special risks associated with them, including:

     - possible default by the counterparty to the transaction,

     - markets for the securities used in these transactions could be illiquid,

     - to the extent the Subadviser's assessment of market movements is incorrect, the risk that the use of the Hedging and Other Strategic Transactions could result in losses to the fund.

     Losses resulting from the use of Hedging and Other Strategic Transactions will reduce a fund's net asset value, and possibly income. Losses can be greater than if Hedging and Other Strategic Transactions had not been used.

Options and Futures Transactions

         Options transactions are subject to the following additional risks:

     - Option transactions could force the sale or purchase of fund securities at inopportune times or for prices higher than current market values (in the case of put options) or lower than current market values (in the case of call options), or could cause a fund to hold a security it might otherwise sell (in the case of a call option).

     - Options markets could become illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses.

         Futures transactions are subject to the following additional risks:

     - The degree of correlation between price movements of futures contracts and price movements in the related securities position of a fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the fund's position.

     - Futures markets could become illiquid. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses.

     Although a fund's use of futures and options for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, it will tend, at the same time, to limit the potential gain that might result from an increase in value.

     Currency Hedging. In addition to the general risks of Hedging and Other Strategic Transactions described above, currency hedging transactions have the following risks:

     - Currency hedging can result in losses to a fund if the currency being hedged fluctuates in value to a degree or direction that is not anticipated.

     - Proxy hedging involves determining the correlation between various currencies. If the Subadviser's determination of this correlation is incorrect, the fund losses could be greater than if the proxy hedging were not used.

     - Foreign government exchange controls and restrictions on repatriation of currency can negatively affect currency transactions. These forms of governmental actions can result in losses to a fund if it is unable to deliver or receive currency or monies to settle obligations. Such governmental actions could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

     Currency Futures Contracts and Options on Currency Futures Contracts. Currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. In addition, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available.

Risks of Hedging and Other Strategic Transactions Outside the United States

     When conducted outside the United States, Hedging and Other Strategic Transactions will not only be subject to the risks described above but could also be adversely affected by:

     - foreign governmental actions affecting foreign securities, currencies or other instruments,

     - less stringent regulation of these transactions in many countries as compared to the United States,

     - the lack of clearing mechanisms and related guarantees in some countries for these transactions,

     - more limited availability of data on which to make trading decisions than in the United States,

     - delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,

     - the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and

     - lower trading volume and liquidity.

Use of Segregated and Other Special Accounts

     Use of extensive Hedging and Other Strategic Transactions by a Portfolio will require, among other things, that the fund segregate cash, liquid high grade debt obligations or other assets with its custodian, or a designated sub-custodian, to the extent the fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency.

     In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by (a) holding the securities, instruments or currency required to be delivered, or (b) subject to any regulatory restrictions, segregating an amount of cash or liquid high grade debt obligations at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. Some examples of cover requirements are set forth below:

     Call Options. A call option on securities written by a fund will require the fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or other liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require the fund to own portfolio securities that correlate with the index or to segregate cash or other liquid assets equal to the excess of the index value over the exercise price on a current basis.

     Put Options. A put option on securities written by a fund will require the fund to segregate cash or other liquid assets equal to the exercise price.

     OTC Options. OTC options entered into by a fund, including those on securities, currency, financial instruments or indices, and OTC-issued and exchange-listed index options will generally provide for cash settlement, although a fund will not be required to do so. As a result, when a fund sells these instruments it will segregate an amount of cash or other liquid assets equal to its obligations under the options. OTC-issued and exchange-listed options sold by a fund other than those described above generally settle with physical delivery, and the fund will segregate an amount of cash or liquid high grade debt securities equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

     Currency Contracts. Except when a fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the fund to buy or sell a foreign currency will generally require the fund to hold an amount of that currency or liquid securities denominated in that currency equal to a fund's obligations or to segregate cash or other liquid assets equal to the amount of the fund's obligations.

     Futures Contracts and Options on Futures Contracts. In the case of a futures contract or an option on a futures contract, a fund must deposit initial margin and, in some instances, daily variation margin, in addition to segregating assets sufficient to meet its obligations under the contract. These assets may consist of cash, cash equivalents, liquid debt, equity securities or other acceptable assets.

     Swaps. The Lifecycle Portfolios and Index Fund will calculate the net amount, if any, of its obligations relating to swaps on a daily basis and will segregate an amount of cash or other liquid assets having an aggregate value at least equal to this net amount.

     Caps. Floors and Collars. Caps, floors and collars require segregation of assets with a value equal to a fund's net obligation, if any.

     Hedging and Other Strategic Transactions may be covered by means other than those described above when consistent with applicable regulatory policies. The Lifecycle Portfolios and Index Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation. A Portfolio could purchase a put option, for example, if the exercise price of that option is the same or higher than the exercise price of a put option sold by the fund. In addition, if it holds a futures contracts or forward contract, a fund could, instead of segregating assets, purchase a put option on the same futures contract or forward contract with an exercise price as high or higher than the price of the contract held. Other Hedging and Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates on or after the time the primary transaction terminates, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Other Limitations

     The Portfolios will not maintain open short positions in futures contracts, call options written on futures contracts, and call options written on securities indices if, in the aggregate, the current market value of the open positions exceeds the current market value of that portion of its securities fund being hedged by those futures and options, plus or minus the unrealized gain or loss on those open positions. The gain or loss on these open positions will be adjusted for the historical volatility relationship between that portion of the fund and the contracts (e.g., the Beta volatility factor). In the alternative, however, a fund could maintain sufficient liquid assets in a segregated account equal at all times to the current market value of the open short position in futures contracts, call options written on futures contracts and call options written on securities indices, subject to any other applicable investment restrictions.

     For purposes of this limitation, to the extent the fund has written call options on specific securities in that portion of its portfolio, the value of those securities will be deducted from the current market value of that portion of the securities portfolio. If this limitation should be exceeded at any time, the fund will take prompt action to close out the appropriate number of open short positions to bring its open futures and options positions within this limitation.

INVESTMENT RESTRICTIONS

     There are two classes of investment restrictions to which the Fund is subject in implementing the investment policies of the funds: (a) fundamental and (b) nonfundamental. Nonfundamental restrictions are subject to change by the Trustees of the Fund without shareholder approval. Fundamental restrictions may only be changed by a vote of the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

     When submitting an investment restriction change to the holders of the Fund's outstanding voting securities, the matter shall be deemed to have been effectively acted upon with respect to a particular fund if a majority of the outstanding voting securities of the fund vote for the approval of the matter, notwithstanding (1) that the matter has not been approved by the holders of a majority of the outstanding voting securities of any other fund affected by the matter, and (2) that the matter has not been approved by the vote of a majority of the outstanding voting securities of the Fund.

     Restrictions (1) through restriction (8) are fundamental. Restrictions (9) through (12) are nonfundamental.

Fundamental

     The Fund may not issue senior securities, except to the extent that the borrowing of money in accordance with restriction (3) may constitute the issuance of a senior security. (For purposes of this restriction, purchasing securities on a when-issued, forward commitment or delayed delivery basis and engaging in Hedging and Other strategic Transactions will not be deemed to constitute the issuance of a senior security.) In addition, unless a fund is specifically excepted by the terms of a restriction, each Portfolio will not:

(1) Invest more than 25% of the value of its total assets in securities of issuers having their principal activities in any particular industry, excluding U.S. Government securities and obligations of domestic branches of U.S. banks and savings and loan associations.

-For purposes of the concentration policy, a Lifecycle Portfolio will look through to the portfolio holdings of the underlying funds in which it invests and will aggregate the holdings of the underlying funds to determine concentration in a particular industry in accordance with the above policy. For purposes of this policy only those underlying funds that are part of the John Hancock family of funds will be aggregated; the Lifecycle Portfolios will not aggregate underlying fund holdings, if any, in non-John Hancock funds.

(2) Purchase the securities of any issuer if the purchase would cause more than 5% of the value of the fund's total assets to be invested in the securities of any one issuer (excluding U. S. Government securities) or cause more than 10% of the voting securities of the issuer to be held by the fund, except that up to 25% of the value of each fund's total assets may be invested without regard to these restrictions. The Lifecycle Portfolios are not subject to these restrictions.

(3) Borrow money, except that each fund may borrow (i) for temporary or emergency purposes (not for leveraging) up to 33 1/3% of the value of the fund's total assets (including amounts borrowed) less liabilities (other than borrowings) and (ii) in connection with reverse repurchase agreements, mortgage dollar rolls and other similar transactions.

(4) Underwrite securities of other issuers except insofar as the Fund may be considered an underwriter under the 1933 Act in selling fund securities.

(5) Purchase or sell real estate, except that each fund may invest in securities issued by companies which invest in real estate or interests therein and each of the funds may invest in mortgages and mortgage-backed securities.

(6) Purchase or sell commodities or commodity contracts except that each Portfolio may:

         (a) purchase and sell futures contracts and option on futures contracts including, without limitation, (i) futures contracts on financial instruments and indices and options on such futures contracts and (ii) futures contract on foreign currencies and options on such futures contracts,

         (b) purchase and sell options linked to commodities of all types, including physical commodities,

         (c) enter into swap contracts and any other commodity-linked derivative instruments, including those linked to physical commodities,

         (d) invest in commodities, including physical commodities, by investing in other investment companies and/or investment vehicles that invest entirely or substantially in commodities and/or commodity-linked investments.

(7) Lend money to other persons, except by the purchase of obligations in which the fund is authorized to invest and by entering into repurchase agreements. For purposes of this restriction, collateral arrangements with respect to options, forward currency, futures transactions, and hedging and other strategic transactions will not be deemed to involve the lending of money.

(8) Lend securities in excess of 33 1/3% of the value of its total assets. For purposes of this restriction, collateral arrangements with respect to options, forward currency, futures transactions, and hedging and other strategic transactions will not be deemed to involve loans of securities.

Nonfundamental

     Unless it is specifically excepted by the terms of a restriction, each Portfolio will not:

(9) Knowingly invest more than 15% of the value of its net assets in securities or other investments, including repurchase agreements maturing in more than seven days but excluding master demand notes, that are not readily marketable.

(10) Make short sales of securities or maintain a short position, if, when added together, more than 25% of the value of the Portfolio's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales, except that it may obtain such short-term credits as may be required to clear transactions. For purposes of this restriction, collateral arrangements with respect to Hedging and Other Strategic Transactions will not be deemed to involve the use of margin. Short sales "against-the-box" are not subject to this limitation.

(11) Purchase securities for the purpose of exercising control or management.

(12) Pledge, hypothecate, mortgage or transfer (except as provided in restriction (8)) as security for indebtedness any securities held by the fund, except in an amount of not more than 33 1/3% of the value of the fund's total assets and then only to secure borrowings permitted by restrictions (3) and
(10). For purposes of this restriction, collateral arrangements with respect to Hedging and Other Strategic Transactions will not be deemed to involve a pledge of assets.

     If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment's percentage of the value of a fund's total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, any change in the subadviser's assessment of the security), or change in the percentage of fund assets invested in certain securities or other instruments, or change in the average duration of a fund's investment portfolio, resulting from market fluctuations or other changes in a fund's total assets will not require a fund to dispose of an investment until the subadviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the fund. In the event that rating services assign different ratings to the same security, the subadviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

Additional Investment Restrictions

Investment Restrictions that May be Changed Only on 60 Days' Notice to
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Shareholders
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     In order to comply with Rule 35d-1 under the 1940 Act, the 80% investment policy stated below for the fund named is subject to change only upon 60 days' prior notice to shareholders:

Name of Fund         80% Investment Policy

Index 500 Fund       The fund invests,  under normal market  conditions,  at
                     least 80% of its net assets (plus any  borrowings  for
                     investment  purposes) in (a) the common stocks that are
                     included in the S&P 500 Index and (b)  securities  which
                     may or may not be  included  in the S&P 500 Index that the subadviser  believes  as a group will  behave in a manner
                     similar to the index.

PORTFOLIO TURNOVER

     The annual rate of portfolio turnover will normally differ for each fund and may vary from year to year as well as within a year. A high rate of portfolio turnover (100% or more) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the fund. Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the portfolio's securities (excluded from the computation are all securities, including options, with maturities at the time of acquisition of one year or less).

THOSE RESPONSIBLE FOR MANAGEMENT

     The business of the Fund, an open-end management investment company, is managed by its Board of Trustees, including certain Trustees who are not "interested persons" of the Fund (as defined by the 1940 Act) (the "Independent Trustees"). The Trustees elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and one of the Trustees of the Fund are also officers or Directors of the Adviser, or officers or Directors of the principal distributor to the Fund, John Hancock Funds, LLC ("John Hancock Funds" or the "Distributor"). The tables below present certain information regarding the Trustees and officers of the Trust, including their principal occupations. Each Trustee oversees all funds of the Fund, and some Trustees also oversee other funds in the John Hancock Fund Complex. As of December 31, 2005, the John Hancock Fund Complex consisted of 237 funds (including separate series of series mutual funds): John Hancock Funds II (80 funds), John Hancock Funds III (10 funds); John Hancock Trust (94 portfolios or funds); and 53 other John Hancock funds.

                                                  Independent Trustees

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Name, Address (1)                Position(s)       Principal Occupation(s) and other                Number of Funds
And Age                          Held with Fund    Directorships During Past 5 Years                in Fund Complex
                                 (2)                                                                Overseen by
                                                                                                    Trustee
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Charles L. Bardelis              Trustee (since    President and Executive Officer, Island               237
Age: 65                          2005)             Commuter Corp. (Marine Transport); Trustee,
                                                   John Hancock Funds (since 1988) (3)
----------------------------------------------------------------------------------------------------------------------
Peter S. Burgess (3)             Trustee (since    Consultant (financial, accounting and auditing        237
Age: 63                          2005)             matters (since 1999); Trustee or Director of
                                                   the following publicly traded companies:
                                                   John Hancock Funds (since 2005), PMA Capital
                                                   Corporation (since 2004), and Lincoln
                                                   Educational Services Corporation (since 2004).
----------------------------------------------------------------------------------------------------------------------
Elizabeth G. Cook (3)(4)         Trustee (since    Expressive Arts Therapist, Massachusetts              237
Age: 69                          2005)             General Hospital (since 2001); Expressive Arts
                                                   Therapist, Dana Farber Cancer Institute (until
                                                   2004); President, The Advertising Club of
                                                   Greater Boston; Trustee, John Hancock Funds
                                                   (since 2004), John Hancock Funds II and John
                                                   Hancock Funds III (since 2005)
----------------------------------------------------------------------------------------------------------------------
William H. Cunningham            Trustee (since    Former Chancellor, University of Texas System         184
Age: 62                          2005)             and former President of the University of
                                                   Texas, Austin, Texas; Chairman and CEO, IBT
                                                   Technologies (until 2001); Director of the
                                                   following: Hire.com (until 2004), STC
                                                   Broadcasting, Inc. and Sunrise Television Corp.
                                                   (until 2001), Symtx, Inc.(electronic
                                                   manufacturing) (since 2001), Adorno/Rogers
                                                   Technology, Inc. (until 2004), Pinnacle
                                                   Foods Corporation (until 2003), rateGenius (until
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Name, Address (1)                Position(s)       Principal Occupation(s) and other                Number of Funds
And Age                          Held with Fund    Directorships During Past 5 Years                in Fund Complex
                                 (2)                                                                Overseen by
                                                                                                    Trustee
----------------------------------------------------------------------------------------------------------------------
                                                   2003), Jefferson-Pilot Corporation
                                                   (diversified life insurance company)(until
                                                   2006), New Century Equity Holdings (formerly
                                                   Billing Concepts) (until 2001), eCertain
                                                   (until 2001), ClassMap.com (until 2001), Agile
                                                   Ventures (until 2001), AskRed.com (until
                                                   2001), Southwest Airlines, Introgen and
                                                   Viasystems, Group, Inc. (electronic
                                                   manufacturer) (until 2003); Advisory Director,
                                                   Interactive Bridge, Inc. (college fundraising)
                                                   (until 2001); Advisory Director, Q Investments
                                                   (until 2003); Advisory Director, JP Morgan
                                                   Chase Bank (formerly Texas Commerce Bank -
                                                   Austin)(since 1988), LIN Television (since
                                                   2002), WilTel Communications (until 2003) and
                                                   Hayes Lemmerz International, Inc. (diversified
                                                   automotive parts supply company) (since 2003).
----------------------------------------------------------------------------------------------------------------------
Charles L. Ladner (3)            Trustee (since    Senior Vice President and Chief Financial             184
Age: 68                          2005)             Officer, UGI Corporation (public utility
                                                   holding company) (retired 1998); Vice
                                                   President and Director for AmeriGas, Inc.
                                                   (retired 1998); Chairman (since 2004) and
                                                   Trustee (since 1979), John Hancock Funds;
                                                   Chairman and Trustee, Dunwoody Village, Inc.
                                                   (retirement services) (until 2003); Director
                                                   of the following: AmeriGas Partners, L.P.
                                                   (until 1997) (gas distribution); Energy North,
                                                   Inc. (until 1995); Parks and History
                                                   Association (since 2001).
----------------------------------------------------------------------------------------------------------------------
Hassell H. McClellan (3)(4)      Trustee (since    Associate Professor, The Graduate School of           237
Age: 60                          2005)             the Wallace E. Carroll School of Management,
                                                   Boston College; Trustee, John Hancock Funds
                                                   (since 2004).
----------------------------------------------------------------------------------------------------------------------
James M. Oates                   Trustee (since    Managing Director, Wydown Group (financial            237
(Chairman)(3)                    2005)             consulting firm) (since 1994); Chairman,
Age: 60                                            Emerson Investment Management, Inc. (since
                                                   2000); Chairman, Hudson Castle Group, Inc.
                                                   (formerly IBEX Capital Markets, Inc.)
                                                   (financial services company) (since 1997).

                                                   Director of the following publicly traded
                                                   companies: Stifel Financial (since 1996);
                                                   Investor Financial Services Corporation
                                                   (since 1995); Connecticut River Bancorp
                                                   (since 1998).

                                                   Director of the following registered
                                                   investment management companies:
                                                   Trustee, John
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Name, Address (1)                Position(s)       Principal Occupation(s) and other                Number of Funds
And Age                          Held with Fund    Directorships During Past 5 Years                in Fund Complex
                                 (2)                                                                Overseen by
                                                                                                    Trustee
----------------------------------------------------------------------------------------------------------------------
                                                   Hancock Funds (since 2004); Director,
                                                   Phoenix Mutual Funds (since 1988,
                                                   overseeing 20 portfolios).

(1) The business address for each Independent Trustee is 601 Congress Street, Boston, Massachusetts 02210.

(2) Each Trustee serves until resignation, retirement age or until his or her successor is elected.

(3) The Trustee serves on one or more boards within the John Hancock Fund Complex; the date indicated is the earliest date such individual became a Trustee or Director for a John Hancock board.

(4) Prior to 2004, Ms. Cook and Mr. McClellan were Trustees of John Hancock Variable Series Trust I which was combined with corresponding portfolios of John Hancock Trust on April 29, 2005.

                                 Interested Trustee and Officers of the Fund (1)

----------------------------------------------------------------------------------------------------------------------
Name, Address (1) (2)      Position(s) Held     Principal Occupation(s) and other                   Number of Funds
And Age                    with Fund (3)        Directorships During Past 5 Years                   in Fund Complex
                                                                                                    Overseen by
                                                                                                    Trustee
----------------------------------------------------------------------------------------------------------------------
James Boyle                Trustee (since       President, John Hancock Annuities; Executive Vice        237
Age: 47                    2005)                President, John Hancock Life Insurance Company
                                                (since June, 2004); President U.S. Annuities;
                                                Senior Vice President, The Manufacturers Life
                                                Insurance Company (U.S.A) (prior to 2004).
----------------------------------------------------------------------------------------------------------------------
Keith F. Hartstein         President (since     Senior Vice President, Manulife Financial                N/A
Age: 50                    2005)                Corporation (since 2004); Director, President
                                                and Chief Executive Officer, John Hancock
                                                Advisers, LLC and The Berkeley Financial
                                                Group, LLC ("The Berkeley Group") (holding
                                                company); Director, President and Chief
                                                Executive Officer, John Hancock Funds, LLC;
                                                Director, President and Chief Executive
                                                Officer, Sovereign Asset Management
                                                Corporation ("SAMCorp."); Director, John
                                                Hancock Signature Services, Inc.; Director,
                                                Chairman and President, NM Capital
                                                Management, Inc. ("NM Capital"); Chairman,
                                                Investment Company Institute Sales Force
                                                Marketing Committee (since 2003); Executive
                                                Vice President, John Hancock Funds, LLC
                                                (until 2005).
----------------------------------------------------------------------------------------------------------------------
John G. Vrysen             Chief Financial      Executive Vice President and Chief Financial             N/A
Age: 51                    Officer (since       Officer, John Hancock Funds, LLC (since
                           2005)                2005);Vice President and General Manager,
                                                Fixed Annuities, U.S. Wealth Management
                                                (until 2005); Vice President, Operations,
                                                Manulife Wood Logan (2000 to 2004).
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Name, Address (1) (2)      Position(s) Held     Principal Occupation(s) and other                   Number of Funds
And Age                    with Fund (3)        Directorships During Past 5 Years                   in Fund Complex
                                                                                                    Overseen by
                                                                                                    Trustee
----------------------------------------------------------------------------------------------------------------------
Gordon Shone               Treasurer (since     Vice President and Chief Financial Officer, John         N/A
Age: 50                    2005)                Hancock Trust (since 2003); Senior Vice
                                                President, John Hancock Life Insurance Company
                                                (U.S.A.) (since 2001); Vice
                                                President, The Manufacturers
                                                Life Insurance Company (U.S.A.)
                                                (1998 to 2000).
----------------------------------------------------------------------------------------------------------------------
Betsy A. Seel              Secretary and        Assistant Vice President and Senior Counsel, U.S.        N/A
Age: 47                    Chief Legal          Operations Law Department, John Hancock Life
                           Officer (since       Insurance Company (U.S.A.).
                           2005)
----------------------------------------------------------------------------------------------------------------------
George Boyd                Assistant            Senior Counsel, AVP, John Hancock Financial              N/A
Age: 61                    Secretary (since     Services (since July, 2005); Counsel, Allmerica
                           2005)                Financial Corporation (1997 to July, 2005)
----------------------------------------------------------------------------------------------------------------------
Francis V. Knox, Jr.       Vice President and   Vice President and Chief Compliance Officer for          N/A
Age: 59                    Chief Compliance     John Hancock Investment Company, John Hancock
                           Officer (since       Life Insurance Company (U.S.A.), John Hancock
                           2005)                Life Insurance Company and John Hancock Funds
                                                (since 2005); Fidelity Investments - Vice
                                                President and Assistant Treasurer, Fidelity
                                                Group of Funds (until 2004); Fidelity
                                                Investments - Vice President and Ethics &
                                                Compliance Officer (until 2001).
----------------------------------------------------------------------------------------------------------------------

(1) The Trustee is an "interested person" as defined in the 1940 Act due to his position with Manulife Financial Corporation (or its affiliates), the ultimate controlling parent of the Fund's investment adviser and principal underwriter.

(2) The business address for the interested Trustee and the officers of the Fund is 601 Congress Street, Boston, Massachusetts 02210.

(3) Each Trustee serves until resignation, retirement age or until his or her successor is elected.

Board Committees

     At its initial meeting on August 23, 2005, the Board established the following committees: (i) an Audit Committee composed solely of Independent Trustees (Messrs. Burgess, Bardelis and Ladner); (ii) a Nominating Committee composed of all of the Independent Trustees; (iii) a Compliance Committee composed solely of Independent Trustees (Ms. Cook and Messrs. Cunningham and McClellan) (the interested Trustees may serve as ex-officio members); and (iv) three Investment Committees, each composed solely of Independent Trustees (with the interested Trustees and the President of the Fund serving as ex-officio members in certain cases). For the period ended February 28, 2006, the Audit Committee, Compliance Committee and each of the Investment Committees held one meeting; the Nominating Committee held no meetings

     Audit Committee. The Audit Committee reviews the internal and external accounting and auditing procedures of the Fund and, among other things, considers the selection of independent accountants for the Fund, approves all significant services proposed to be performed by the independent accountants and considers the possible effect of such services on their independence.

     Nominating Committee. The Nominating Committee selects and nominates candidates as additional Independent Trustees or to fill vacancies on the Board. The Nominating Committee will consider candidates recommended by Fund shareholders or group annuity contract owners investing in the Fund through insurance company separate accounts. Such candidates will be considered in the same manner as candidates recommended by other sources. Names of candidates recommended by shareholders or group annuity contract owners may be submitted to the Secretary of the Fund at 601 Congress Street, Boston, Massachusetts 02210, along with relevant biographical information.

     When evaluating a person as a potential nominee to serve as an Independent Trustee, the Nominating Committee will generally consider, among other factors:
(i) whether the person is "independent" and otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether the person is willing to serve, and willing and able to commit the time necessary for attendance at meetings and the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the funds, with consideration being given to the person's business, academic or other experience and education and to such other factors as the Nominating Committee may consider relevant; (iv) the character and integrity of the person; and (v) desirable personality traits, including independence, leadership and ability to work with others. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: current Trustees, officers, shareholders, group annuity contract owners and any other source the Nominating Committee deems appropriate. In addition, the Nominating Committee may use the services of a professional search firm to identify or evaluate or assist in identifying or evaluating potential candidates or nominees.

     Compliance Committee. The Compliance Committee reviews and makes recommendation to the full Board regarding certain compliance matters relating to the Fund, including the annual report of the Chief Compliance Officer of the Fund regarding its compliance program, matters relating to the pricing of the funds, the Codes of Ethics of the Fund, the Adviser and the subadviser to the funds and regulatory changes.

     Investment Committees. Each of the Investment Committees reviews investment performance and other matters relating to a particular group of funds of the Fund and the subadvisers to those funds.

Compensation of Trustees and Officers

The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees of the Fund for their services. Each Trustee is paid a $7,500 quarterly retainer, plus $4,000 for attendance at each quarterly meeting. Each Trustee is reimbursed for travel and other out of pocket expenses incurred in attending meetings. The Board chairman receives a $10,000 annual retainer. The Fund does not pay any remuneration to any Trustee who is an officer or employee of the Adviser or its affiliates. Of the officers listed above, the President is furnished to the Fund pursuant to the Advisory Agreement described below and receives no compensation from the Fund. The other named officers receive no compensation from the Fund, and are compensated by the Adviser and/or affiliates for their services. The officers of the Fund may spend only a portion of their time on the affairs of the Fund.

                             Compensation Table (1)

----------------------------------------------------------------------------------------------------
Independent Trustees          Total Compensation from the Fund    Total Compensation from the Fund
                                                                 and the John Hancock Fund Complex
                                                                                (2)
----------------------------------------------------------------------------------------------------
Charles L. Bardelis                        $0.00                              $130,500
----------------------------------------------------------------------------------------------------
Peter S. Burgess                           $0.00                              $72,200
----------------------------------------------------------------------------------------------------
Elizabeth Cook                            $22,000                             $170,500
----------------------------------------------------------------------------------------------------
William H. Cunningham                      $0.00                            $109,171 (3)
----------------------------------------------------------------------------------------------------
Charles L. Ladner                          $0.00                              $149,790
----------------------------------------------------------------------------------------------------
Hassell H. McClellan                       $0.00                              $143,500
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Independent Trustees          Total Compensation from the Fund    Total Compensation from the Fund
                                                                 and the John Hancock Fund Complex
                                                                                (2)
----------------------------------------------------------------------------------------------------
James M. Oates                             $0.00                              $130,500
----------------------------------------------------------------------------------------------------

(1) Compensation received for services as Trustee or officer. The Fund does not have a pension or retirement plan for any of its Trustees or officers. In addition, the Fund does not participate in the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan"). Under the Plan, an Independent Trustee may defer his fees by electing to have the Adviser invest his fees in one of the funds in the John Hancock Fund Complex that participates in the Plan.

(2) Total compensation paid by the John Hancock Fund Complex (including two registered investment companies with a total of 147 funds) to the Independent Trustees is for the fiscal year ended August 31, 2005.

(3) As of August 28, 2005, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Funds Complex for Mr. Cunningham was $125,996 under the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees (the "Plan").

Trustee Ownership of Shares of the Funds

     The Fund commenced operations on October 17, 2005, and none of the Trustees of the Fund beneficially owned any shares of the funds as of that date. The following table provides a dollar range indicating each Trustee's aggregate beneficial ownership of shares of all funds in the John Hancock Fund Complex overseen by the Trustee as of December 31, 2005.

----------------------------------------------------------------------------
Independent Trustees                   Aggregate Dollar Range of Holdings
                                       in Funds of the Fund Complex
                                       Overseen by Trustee
----------------------------------------------------------------------------
Charles L. Bardelis                              $100,001 or more
----------------------------------------------------------------------------
Peter S. Burgess                                        --
----------------------------------------------------------------------------
Elizabeth Cook                                          --
----------------------------------------------------------------------------
William H. Cunningham                          $10,001- 50,000 (1)
----------------------------------------------------------------------------
Charles L. Ladner                                $100,001 or more
----------------------------------------------------------------------------
Hassell H. McClellan                                    --
----------------------------------------------------------------------------
James M. Oates                                   $100,001 or more
----------------------------------------------------------------------------
Interested Trustee                                      --
----------------------------------------------------------------------------
James Boyle                                             --
----------------------------------------------------------------------------

(1) The Fund does not participate in the Plan. Under the Plan, an Independent Trustee may defer his fees by electing to have the Adviser invest his fees in one of the funds in the John Hancock Fund Complex that participates in the Plan. Under these circumstances, the Trustee is not the legal owner of the underlying shares, but does participate in any positive or negative return on those shares to the same extent as all other shareholders. With regard to Trustees participating in the Plan, if a Trustee was deemed to own the shares used in computing the value of his deferred compensation, as of December 31, 2005, the "Aggregate Dollar Range of Holdings in Funds of the Fund Complex Overseen by Trustee" would be over $100,000 for Mr. Cunningham.

SHAREHOLDERS OF THE FUND

     As of December 31, 2005, all the Class 1 shares were held by John Hancock Life Insurance Company (U.S.A.) (JHLICO U.S.A.") (formerly, The Manufacturers Life Insurance Company (U.S.A.)) and John Hancock Life Insurance Company of New York ("JHLICO New York") (formerly, The Manufacturers Life Insurance Company of New York) on behalf of certain of their separate accounts that are used to fund group annuity contracts issued to qualified retirement plans and that are not registered under the 1940 Act in reliance on the exception provided by Section 3(c)(11) of that Act. As of December 31, 2005, the Class NAV shares were held by the five Lifestyle Portfolios of the Fund. Other than as described above, no shareholder owned beneficially more than 5% of any class of shares of any fund.

     JHLICO U.S.A. is a stock life insurance company originally organized under the laws of Pennsylvania and redomesticated under the laws of Michigan. Its principal address is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. JHLICO New York is a stock life insurance company organized under the laws of New York. Its principal address is 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. Each of JHLICO (U.S.A.) and JHLICO New York is a wholly-owned subsidiary of The Manufacturers Life Insurance Company ("Manulife"), a Canadian stock life insurance company. Manulife Financial Corporation ("MFC") is the holding company of Manulife and its subsidiaries. The principal offices of Manulife Financial are located at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

     As of December 31, 2005, the Trustees and officers of the Fund, in the aggregate, beneficially owned less than 1% of the outstanding shares of each class of shares of each Portfolio.

INVESTMENT MANAGEMENT ARRANGEMENTS AND OTHER SERVICES

The Advisory Agreement

     The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser. Pursuant to the Advisory Agreement, the Adviser provides supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent. Subject to the general supervision of the Trustees, the Adviser selects, contracts with, and compensates subadvisers to manage the investment and reinvestment of the assets of the funds. The Adviser monitors the compliance of such subadvisers with the investment objectives and related policies of each fund and reviews the performance of such subadvisers and reports periodically on such performance to the Trustees of the Fund. The Adviser may elect directly to manage the investment and reinvestment of the assets of the funds, subject to the approval of the Trustees. In directly managing the assets of a fund, the Adviser will have the same responsibilities as those described below with respect to a subadviser under a subadvisory agreement.

     The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to a fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts maintaining a committed line of credit and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund); the compensation and expenses of officers and Trustees (other than persons serving as President or Trustee who are otherwise affiliated with the Fund, the Adviser or any of their affiliates); expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

     As compensation for its services, the Adviser receives a fee from the Fund computed separately for each fund. The fee for each fund is determined as an annual percentage of the current value of the "aggregate net assets" of the fund. "Aggregate net assets" of a fund include the net assets of the fund and in most cases the net assets of one or more other portfolios (or portions thereof), but in each case only for the period during which the subadviser to the fund also serves as the subadviser to the other portfolio(s) (or portions thereof). The fee for each fund is based on the applicable annual rate for the fund which for each day is equal to the quotient of (i) the sum of the amounts determined by applying the annual percentage rates for the fund to the applicable portions of aggregate net assets divided by (ii) aggregate net assets (the "Applicable Annual Fee Rate"). The fee for each fund is accrued and paid daily to the Adviser for each calendar day. The daily fee accruals are computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the fund. The management fees each fund currently is obligated to pay the Adviser are as set forth in the Prospectus.

     From time to time, the Adviser may reduce its fee or make other arrangements to limit a fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to re-impose a fee and recover any other payments to the extent that, at the end of any fiscal year, the fund's annual expenses fall below this limit.

     Securities held by a fund may also be held by other funds or investment advisory clients for which the Adviser, a subadviser or their respective affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser or subadviser for a fund or for other funds or clients for which the Adviser or subadviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or subadviser or their respective affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

     Pursuant to the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a shareholder of the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from: (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties; (ii) reckless disregard by the Adviser of its obligations and duties under the Advisory Agreement; or (iii) a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act).

     Under the Advisory Agreement, the Fund or any fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect as the Fund or the particular fund. If the Advisory Agreement is no longer in effect, the Fund or the particular fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, John Hancock Life Insurance Company, an affiliate of the Adviser, may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Adviser or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof is the investment adviser.

     The Advisory Agreement and Distribution Agreement (discussed below) were approved by all of the Trustees. The Advisory Agreement and Distribution Agreement will continue in effect from year to year, provided that its continuance is approved annually both by (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Both agreements may be terminated on 60 days written notice by any party or by a vote of a majority of the outstanding voting securities of a Fund, and each will terminate automatically if it is assigned.

The Subadvisory Agreements

     Duties of the Subadvisers. Under the terms of each of the current subadvisory agreements, (collectively "Subadvisory Agreements"), the Subadviser manages the investment and reinvestment of the assets of the assigned funds, subject to the supervision of the Fund's Board of Trustees and the Adviser. The Subadviser formulates a continuous investment program for each such portfolio consistent with its investment objectives and policies outlined in the Prospectus. Each Subadviser implements such programs by purchases and sales of securities and regularly reports to the Adviser and the Board of Trustees of the Fund with respect to the implementation of such programs. Each Subadviser, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including recordkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the assigned funds.

     Subadvisory Fees. As compensation for its services, the Subadviser receives fees from the Adviser computed separately for each fund. In respect of the two subadvisory consulting agreements, the subadvisory fees are paid by the Subadviser to the entity providing the consulting services as described below. The fee for each fund is determined as an annual percentage of the current value of the "aggregate net assets" of the fund. "Aggregate net assets" of a fund include the net assets of the fund and in most cases the net assets of one or more other portfolios (or portions thereof), but in each case only for the period during which the subadviser to the fund also serves as the subadviser to the other portfolio(s) (or portions thereof). The fee for each fund is based on the applicable annual rate for the fund which for each day is equal to (i) the sum of the amounts determined by applying the annual percentage rates for the fund to the applicable portions of aggregate net assets divided by (ii) aggregate net assets (the "Applicable Annual Fee Rate"). The fee for each fund is accrued daily and paid monthly to the subadviser. The daily fee accruals are computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the fund.

Additional Information Applicable To Subadvisory Agreements

     Term of Each Subadvisory Agreement. Each Subadvisory Agreement will initially continue in effect as to a fund for a period no more than two years from the date of its execution (or the execution of an amendment making the agreement applicable to that fund) and thereafter if such continuance is specifically approved at least annually either (a) by the Trustees or (b) by the vote of a majority of the outstanding voting securities of the Fund. In either event, such continuance shall also be approved by the vote of the majority of the Trustees who are not interested persons of any party to the Agreements.

     Any required shareholder approval of any continuance of any of the Agreements shall be effective with respect to any fund if a majority of the outstanding voting securities of that fund votes to approve such continuance even if such continuance may not have been approved by a majority of the outstanding voting securities of (a) any other fund affected by the Agreement or
(b) all of the funds of the Fund.

     Failure of Shareholders to Approve Continuance of any Subadvisory Agreement. If the outstanding voting securities of any fund fail to approve any continuance of any Subadvisory Agreement, the party may continue to act as investment subadviser with respect to such fund pending the required approval of the continuance of such Agreement or a new agreement with either that party or a different subadviser, or other definitive action.

     Termination of the Agreements. The Subadvisory Agreements may be terminated at any time without the payment of any penalty on 60 days' written notice to the other party or parties to the Agreements, and also to the Fund. The following parties may terminate the agreements:

     -    the Board of Trustees of the Fund;

     - with respect to any fund, a majority of the outstanding voting securities of such fund;

     -    the Adviser; and

     -    the respective Subadviser.

     The Agreements will automatically terminate in the event of their assignment.

     Amendments to the Agreements. The Subadvisory Agreements may be amended by the parties to the agreement provided the amendment is approved by the vote of a majority of the outstanding voting securities of the Fund (except as noted below) and by the vote of a majority of the Independent Trustees.

     The required shareholder approval of any amendment shall be effective with respect to any fund if a majority of the outstanding voting securities of that fund votes to approve the amendment, even if the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other fund affected by the amendment or
(b) all the funds of the Fund.

     As noted under "Subadvisory Arrangements" in the Prospectuses, an SEC order permits the Adviser to appoint a subadviser (other than an Affiliated Subadviser) or change a subadvisory fee or otherwise amend a subadvisory agreement (other than for an Affiliated Subadviser) pursuant to an agreement that is not approved by shareholders.

Approval of Advisory and Subadvisory Agreements By The Board Of Trustees

     A discussion regarding the basis for the Board of Trustees' approving the investment advisory and subadvisory contract of the Fund is available in the Fund's semi-annual report to shareholders for the period ended February 28, 2006.

Other Services

Proxy Voting Policies

     The Fund's proxy voting policies and procedures (the "Fund's Procedures") delegate to the subadviser of each Fund portfolio the responsibility to vote all proxies relating to securities held by that portfolio in accordance with the subadviser's proxy voting policies and procedures. A subadviser has a duty to vote such proxies in the best interests of the portfolio and its shareholders. Complete descriptions of the Fund's Procedures and the proxy voting procedures of the subadviser for the Portfolios are set forth in Appendix D to this SAI.

     It is possible that conflicts of interest could arise for a subadviser when voting proxies. Such conflicts could arise, for example, when the subadviser or its affiliate has an existing business relationship with the issuer of the security being voted or with a third party that has an interest in the vote. A conflict of interest could also arise when the Fund, its Adviser or principal underwriter or any of their affiliates has an interest in the vote.

     In the event a subadviser becomes aware of a material conflict of interest, the Fund's Procedures generally require the subadviser to follow any conflicts procedures that may be included in the subadvisers proxy voting procedures. Although conflicts procedures will vary among subadvisers, they generally include one or more of the following:

     (a)  voting pursuant to the recommendation of a third party voting service;

     (b)  voting pursuant to pre-determined voting guidelines; or

     (c)  referring voting to a special compliance or oversight committee.

     The specific conflicts procedures of each subadviser are set forth in its proxy voting procedures included in Appendix D of this SAI. While these conflicts procedures may reduce the influence of conflicts of interest on proxy voting, such influence will not necessarily be eliminated.

     Although subadvisers have a duty to vote all proxies on behalf of the portfolios they subadvise, it is possible that a subadviser may not be able to vote proxies under certain circumstances. For example, it may be impracticable to translate in a timely manner voting materials that are written in a foreign language or to travel to a foreign country when voting in person rather than by proxy is required. In addition, if the voting of proxies for shares of a security prohibits the subadviser from trading the shares in the marketplace for a period of time, the subadviser may determine that it is not in the best interests of the portfolio to vote the proxies. A subadviser may also choose not to recall securities that have been lent in order to vote proxies for shares of the security since the portfolio would lose security lending income if the securities were recalled.

     Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available
(1) without charge, upon request, by calling (800) 344-1029 (attention:

Gordon Shone) and (2) on the SEC's website at http://www.sec.gov.

DISTRIBUTION AGREEMENT

     The Fund has a Distribution Agreement with John Hancock Funds, LLC ("John Hancock Funds" or the "Distributor"). Under the agreement John Hancock Funds is obligated to use its best efforts to sell shares of the Fund. Shares of each fund are also sold by selected broker-dealers, banks and registered investment advisers ("Selling Firms") that have entered into selling agreements with John Hancock Funds. These Selling Firms are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. John Hancock Funds accepts orders for the purchase of the shares of the Fund that are continually offered at net asset value next determined, plus any applicable sales charge, if any. In connection with the sale of Fund shares, John Hancock Funds and Selling Firms receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale. In the case of Class B and Class C shares, the Selling Firm receives compensation immediately, but the Distributor is compensated on a deferred basis.

     Because the funds have not completed a full year of operations as of the date of this SAI, no information regarding underwriting commissions is included.

     The Fund's Trustees adopted Distribution Plans with respect to each class of shares (other than Class NAV and Class R5 shares) pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"). Under the 12b-1 Plans, the funds will pay distribution and service fees at an aggregate annual rate of up to 0.30% for Class A shares, 1.00% for Class B and Class C shares, 0.75% for Class R shares, 0.50% for Class R1 shares, 0.25% for Class R2 shares, 0.50% for Class R3 shares, 0.25% for Class R4 shares, 0.00% for Class R5 shares, and 0.05% for Class 1 of the fund's average daily net assets attributable to shares of the respective class of shares. However, the service fees will not exceed 0.25% of the fund's average daily net assets attributable to each class of shares. The distribution fees under the 12b-1 Plans will be paid to John Hancock Funds. As the Distributor, John Hancock Funds may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of shares of the particular class, including but not limited to: (i) compensation to Selling Firms and others (including affiliates of John Hancock Funds) that are engaged in or support the sale of Fund shares; and (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares. The service fees under the 12b-1 Plans may be used to compensate Selling Firms and others for providing personal and account maintenance services to shareholders. The fees paid under the Class 1 shares 12b-1 Plans may also be used for certain shareholder and administrative services.

     The 12b-1 Plans and all amendments were approved by the Trustees, including a majority of the Independent Trustees, by votes cast in person at meetings called for the purpose of voting on the 12b-1 Plans.

     Pursuant to the 12b-1 Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the 12b-1 Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

     The 12b-1 Plans provide that they will continue in effect only so long as each 12b-1 Plan's continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The 12b-1 Plans provide that they may be terminated without penalty, (a) by a vote of a majority of the Independent Trustees and (b) by a vote of a majority of the Fund's outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds. The 12b-1 Plans further provide that they may not be amended to increase materially the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the fund which has voting rights with respect to that 12b-1 Plan. Each 12b-1 Plan provides that no material amendment to the Plan will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5, and Class 1 shares have exclusive voting rights with respect to the 12b-1 Plan applicable to their respective class of shares. In adopting the 12b-1 Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the 12b-1 Plans will benefit the holders of the applicable class of shares of each fund.

     Class NAV shares and Class R5 shares of the Fund are not subject to any distribution plan. Expenses associated with the obligation of John Hancock Funds to use its best efforts to sell Class NAV and Class R5 shares will be paid by the Adviser or by John Hancock Funds and will not be paid from the fees paid under the Plan for any other class of shares.

     Amounts paid to John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to the formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time, the Fund may participate in joint distribution activities with other mutual funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Fund.

     The 12b-1 plans recognize that the Adviser may use its management fee revenue under the Advisory Agreement with the Fund as well as its past profits or other resources from any source to make payments with respect to expenses incurred in connection with the distribution of shares of the Fund. To the extent that the payment of management fees by the Fund to the Adviser should be deemed to be the indirect financing of any activity primarily intended to result in the sale of shares of a class within the meaning of Rule 12b-1, such payments are deemed to be authorized by the 12b-1 Plans.

     The Fund has also adopted a separate Service Plan with respect to each of its Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares (the "Service Plan"). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations who agree to provide certain services to retirement plans or plan participants holding shares of the funds a service fee of up to a specified percentage of the funds' average daily net assets attributable to the applicable class of shares held by such plan participants. The percentages are 0.25% for Class R, 0.25% for Class R1, 0.25% for Class R2, 0.15% for Class R3 shares, 0.10% for Class R4 shares and 0.05% for Class R5 shares. The services may include (a) acting, directly or through an agent, as the shareholder and nominee for all plan participants; (b) maintaining account records for each plan participant that beneficially owns the applicable class of shares; (c) processing orders to purchase, redeem and exchange the applicable class of shares on behalf of plan participants, and handling the transmission of funds representing the purchase price or redemption proceeds;
(d) addressing plan participant questions regarding their accounts and the funds; and (e) other services related to servicing such retirement plans.

SALES COMPENSATION

As part of its business strategy, the Fund, along with John Hancock Funds, pays compensation to Selling Firms that sell the Fund's shares. These firms typically pass along a portion of this compensation to your broker or financial representative.

     The primary sources of Selling Firm compensation payments for sales of shares of the Fund are (1) the 12b-1 fees that are applicable to the class of shares being sold and that are paid out of a fund's assets and (2), in the case of Class A, Class B and Class C shares, sales charges paid by investors. The sales charges and 12b-1 fees are detailed in the Prospectuses and under "Distribution Agreements" in this SAI. The portions of these expenses that are paid to Selling Firms are shown hereinafter. For Class NAV shares, John Hancock Funds may make a one-time payment at the time of initial purchase out of its own resources to a Selling Firm which sells shares of the funds. This payment may not exceed 0.15% of the amount invested.

     Initial compensation Whenever you make an investment in Class A, Class B or Class C shares of a fund, the Selling Firm receives a reallowance/payment/commission as described on the next page. The Selling Firm also receives the first year's 12b-1 service fee at that time.

     Annual Compensation For Class A, Class B and Class C shares of a fund, beginning in the second year after an investment is made, the Selling Firm receives an annual 12b-1 service fee of 0.25% of its average daily net (aged) assets. In addition, beginning in the second year after an investment is made in Class C shares, the Distributor will pay the Selling Firm a distribution fee in an amount not to exceed 0.75% of the average daily net (aged) assets. These service and distribution fees are paid quarterly in arrears.

     For Class R shares of the Funds, beginning with the first year an investment is made, the Selling Firm receives an annual 12b-1 distribution fee of 0.75% of its average daily net assets. For Classes R1 and R3 shares of the Funds, beginning with the first year an investment is made, the Selling Firm receives an annual 12b-1 distribution fee of 0.50% of its average daily net assets. For Classes R2 and R4 shares of the Funds, beginning with the first year an investment is made, the Selling Firm receives an annual 12b-1 distribution fee of 0.25% of its average daily net assets. See the table below for the "Selling Firm receives 12b-1 service fees".

     Selling Firms receive service and distribution fees if, for the preceding quarter, (1) their clients/shareholders have invested combined average daily net assets of no less than $1,000,000 in eligible (aged) assets; or (2) an individual registered representative of the Selling Firm has no less than $250,000 in eligible (aged) assets. The reason for these criteria is to save the Fund the expense of paying out de minimus amounts. As a result, if a Selling Firm does not meet one of the criteria noted above, the money for that firm's fees remains in the Fund.

     John Hancock Funds may pay all or part of the Rule 12b-1 fees applicable to the Class 1 shares of a fund to one or more affiliated and unaffiliated insurance companies that have issued group annuity contracts for which the fund serves as an investment vehicle as compensation for providing some or all of the types of services contemplated by the 12b-1 Plan.

     Additional Payments to Financial Intermediaries. Shares of the Portfolios are primarily sold through financial intermediaries (firms), such as broker/dealers, banks, registered investment advisers, independent financial planners, and retirement plan administrators. The Fund's principal Distributor may make, either from 12b-1 distribution fees or out of its own resources, additional payments to firms. These payments are sometimes referred to as "revenue sharing." Many firms that sell shares of the Portfolios receive one or more types of these cash payments. The categories of payments that John Hancock Funds provides to firms are described below. These categories are not mutually exclusive and John Hancock Funds may make additional types of revenue sharing payments in the future. The same firms may receive payments under more than one or all categories. These payments assist in John Hancock Funds' efforts to promote the sale of the Portfolios' shares. John Hancock Funds agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. John Hancock Funds determines which firms to support and the extent of the payments it is willing to make. John Hancock Funds generally chooses to compensate firms that have a strong capability to distribute shares of the Portfolios and that are willing to cooperate with the Distributor's promotional efforts. John Hancock Funds does not make an independent assessment of the cost of providing such services.

As of June 30, 2006, the following member firms of the NASD have arrangements in effect with John Hancock Funds pursuant to which the firm is entitled to a revenue sharing payment:

1st Global Capital Corp.
A. G. Edwards & Sons, Inc.
AIG Financial Advisors, Inc.
Ameriprise Financial Services, Inc.
AXA Advisors, LLC
Berthel, Fisher & Company Financial Services, Inc.
BNY Investment Center Inc.
Citigroup Global Markets Inc.
Commonwealth Financial Network
Crown Capital Securities, L.P.
CUSO Financial Services, L.P.
Ferris, Baker, Watts Incorporated
First Tennessee Brokerage, Inc.
H.D. Vest Investment Services
ING Financial Partners, Inc.
Investacorp, Inc.
Janney Montgomery Scott LLC
J.J.B. Hilliard, W. L. Lyons, Inc.

Lincoln Financial Advisors Corporation
Linsco/Private Ledger Corp.
Merrill, Lynch, Pierce, Fenner, & Smith Incorporated
Morgan Keegan & Company, Inc.
Morgan Stanley & Co., Incorporated
National Planning Corporation
Oppenheimer & Co., Inc.
Piper Jaffray & Co.
Raymond James & Associates, Inc.
RBC Dain Rauscher Inc.
Securities America, Inc.
Signator Investors, Inc.
Stifel, Nicolaus & Company, Incorporated
Transamerica Financial Advisors, Inc.
UBS Financial Services, Inc.
UVEST Financial Services, Inc.
Wachovia Securities, LLC
Wells Fargo Investments, LLC

John Hancock Funds also has arrangements with intermediaries that are not members of the NASD.

     Sales and Asset Based Payments. John Hancock Funds makes revenue sharing payments as incentives to certain firms to promote and sell shares of the Portfolios. John Hancock Funds hopes to benefit from revenue sharing by increasing the Portfolios' net assets, which, as well as benefiting the Portfolios, would result in additional management and other fees for the Advisers and its affiliates. In consideration for revenue sharing, a firm may feature certain Portfolios in its sales system or give John Hancock Funds additional access to members of its sales force or management. In addition, a firm may agree to participate in the marketing efforts of John Hancock Funds by allowing it to participate in conferences, seminars or other programs attended by the intermediary's sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the Portfolios, the intermediary may earn a profit on these payments. Revenue sharing payments may provide a firm with an incentive to favor the Portfolios.

     The revenue sharing payments John Hancock Funds makes may be calculated on sales of shares of Portfolios ("Sales-Based Payments"). Such payments also may be calculated on the average daily net assets of the applicable Portfolios attributable to that particular financial intermediary ("Asset-Based Payments"). Sales-Based Payments primarily create incentives to make new sales of shares of the Portfolios and Asset-Based Payments primarily create incentives to retain previously sold shares of the Portfolios in investor accounts. John Hancock Funds may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

     Administrative and Processing Support Payments. John Hancock Funds also may make payments to certain firms that sell shares of the Portfolios for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the Portfolios do not pay for these costs directly. John Hancock Funds also may make payments to certain firms that sell shares of the Portfolios in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that John Hancock Funds may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up Portfolios on a firm's mutual fund trading system.

     Other Cash Payments. From time to time, John Hancock Funds may provide, either from 12b-1 distribution fees or out of its own resources, additional compensation to firms that sell or arrange for the sale of shares of the Portfolios. Such compensation provided by John Hancock Funds may include financial assistance to firms that enable John Hancock Funds to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other firm-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the NASD. John Hancock Funds makes payments for entertainment events they deem appropriate, subject to John Hancock Funds' guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

     John Hancock Funds and its affiliates may have other relationships with firms relating to the provisions of services to the Portfolios, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for Portfolios. If a firm provides these services, the Adviser or the Portfolios may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with the Adviser or its affiliates that are not related to the Portfolios.

                                   First Year Broker or Other Selling Firm Compensation

                                   Investor pays
                                   sales charge       Selling Firm          Selling Firm
Class A investments                (% of offering     receives              receives 12b-1     Total Selling Firm
-------------------                price)             commission (1)        service fee (2)    compensation (3)(4)
                                   ------             --------------        ---------------    -------------------
Up to $49,999                      5.00%              4.01%                 0.25%              4.25%
$50,000 - $99,999                  4.50%              3.51%                 0.25%              3.75%
$100,000 - $249,999                3.50%              2.61%                 0.25%              2.85%
$250,000 - $499,999                2.50%              1.86%                 0.25%              2.10%
$500,000 - $999,999                2.00%              1.36%                 0.25%              1.60%

Investments of Class A shares of   0.00%              0.00%                 0.25%              0.25%
$1 million or more (5)
First $1M-$4,999,999                                  0.75%                 0.25%              1.00%
Next $1-5M above that                                 0.25%                 0.25%              0.50%
Next $1 or more above that                            0.00%                 0.25%              0.25%


Class B investments

All amounts                        --                 3.75%                 0.25%              4.00%

Class C investments

All amounts                        --                 0.75%                 0.25%              1.00%


Class R investments

All amounts                        0.00%              0.00%                 0.75%              0.75%


Class R1 investments

All amounts                        0.00%              0.00%                 0.50%              0.50%


Class R2 investments

All amounts                        0.00%              0.00%                 0.25%              0.25%

Class R3 investments (5)

All amounts                        0.00%              0.00%                 0.50%              0.50%

Class R4 investments (5)

All amounts                        0.00%              0.00%                 0.25%              0.25%

Class R5 investments

All amounts                        0.00%              0.00%                 0.00%              0.00%

(1) For Class A investments under $1 million, a portion of the Selling Firm's commission is paid out of the sales charge. For Class A investments over $1 million, CDSC revenues collected by John Hancock Funds may be used to pay Selling Firm commissions when there is no initial sales charge. Where no CDSC or other sales charges are collected for Class A investments over $1 million, Selling firm commissions will be paid by the Distributor or its affiliates without any additional expenses to any fund or its shareholders.

(2) For Class A, B and C shares, the Selling Firm receives 12b-1 fees in the first year as a % of the amount invested and after the first year as a % of average daily net eligible assets. For Selling Firms with a fee-based/WRAP program agreement with John Hancock Funds, the Selling Firm receives 12b-1 fees in the first year as a % of average daily net eligible assets. Certain retirement platforms also receive 12b-1 fees in the first year as a % of average daily net eligible assets. Quarterly payments are made in arrears.

(3) Selling Firm commission and 12b-1 service fee percentages are calculated from different amounts, and therefore may not equal the total Selling Firm compensation percentages if combined using simple addition.

(4) Underwriter retains the balance.

(5) For purchases of Class R3 and Class R4, beginning with the first year an investment is made, the Selling Firm receives an annual 12b-1 service fee paid quarterly in arrears.

NET ASSET VALUE

     For purposes of calculating the net asset value ("NAV") of a fund's shares, the following procedures are utilized wherever applicable.

     Except for the types of securities described below, securities held by the portfolios will be valued as follows:

- Securities which are traded on stock exchanges (including securities traded in both the over-the-counter market and on an exchange) are valued at the last sales price as of the close of the regularly scheduled day-time trading of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices.

- Securities traded only in the over-the-counter market are valued at the last bid prices quoted by brokers that make markets in the securities at the close of day-time trading on the New York Stock Exchange.

- Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Trustees or their designee.

- Shares of the underlying funds held by the Lifestyle Portfolios are valued at their net asset value as described in the Prospectus under "Valuation of Shares".

     Non-Negotiable Security. A non-negotiable security not treated as an illiquid security because it may be redeemed with the issuer, subject to a penalty for early redemption, shall be assigned a value that takes into account the reduced amount that would be received if it were currently liquidated.

     Debt Instruments with Remaining Maturities of 60 Days or less. Debt instruments with a remaining maturity of 60 days or less held by each of the funds, will be valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost (or in the case of instruments initially valued at market value, at the market value on the day before its remaining maturity is such that it qualifies for amortized cost valuation). After the initial valuation, the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

SALES CHARGES ON CLASS A, CLASS B, AND CLASS C SHARES

     Class A, Class B and Class C shares of a fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge") or on a contingent deferred basis (the "contingent deferred sales charge" or "CDSC"). The Fund does not issue share certificates. Shares are electronically recorded. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

     The sales charges applicable to purchases of Class A shares of a fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of a fund, the investor is entitled to accumulate current purchases with the current offering price of the Class A, Class B, Class C, Class R and Class I shares of the Portfolios owned by the investor (see "Combination Privilege" and "Accumulation Privilege" below).

     In Order To Receive The Reduced Sales Charge, The Investor Must Notify His Or Her Financial Adviser And/Or The Financial Adviser Must Notify John Hancock Signature Services, Inc. ("Signature Services") At The Time Of Purchase Of The Class A Shares, About Any Other John Hancock Mutual Funds Owned By The Investor, The Investor's Spouse And Their Children Under The Age Of 21 Living In The Same Household (See "Combination And Accumulation Privilege" Below). This Includes Investments Held In A Retirement Account, An Employee Benefit Plan Or At A Broker Or Financial Adviser Other Than The One Handling Your Current Purchase. John Hancock Will Credit The Combined Value, At The Current Offering Price, Of All Eligible Accounts To Determine Whether You Qualify For A Reduced Sales Charge On Your Current Purchase. John Hancock Signature Services, Inc. Will Automatically Link Certain Accounts Registered In The Same Client Name, With The Same Taxpayer Identification Number, For The Purpose Of Qualifying You For Lower Initial Sales Charge Rates. You Must Notify John Hancock Signature Services Inc. And Your Broker-Dealer (Financial Adviser) At The Time Of Purchase Of Any Eligible Accounts Held By Your Spouse Or Children Under 21, Living In The Same Household In Order To Insure These Assets Are Linked To Your Accounts.

Without Sales Charges. Class A shares may be offered without a front-end sales charge or CDSC to various individuals and institutions as follows:

- A Trustee or officer of the Fund; a Director or officer of the Adviser and its affiliates, subadvisers or Selling Firms; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, child, grandparent, grandchild, parent, sibling, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew and same sex domestic partner; "Immediate Family") of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

- A broker, dealer, financial planner, consultant or registered investment adviser that has entered into a signed agreement with John Hancock Funds providing specifically for the use of fund shares in fee-based investment products or services made available to their clients.

- Individuals transferring assets held in a SIMPLE IRA, SEP, or SARSEP invested in John Hancock Funds directly to an IRA.

- Individuals converting assets held in an IRA, SIMPLE IRA, SEP, or SARSEP invested in John Hancock Funds directly to a ROTH IRA.

NOTE: Rollover investments to Class A shares from assets withdrawn from SIMPLE 401(k), TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and any other qualified plans as described in the Internal Revenue Codes 401(a), 403(b), 457 and not specified above as waiver eligible, will be subject to applicable sales charges.

- A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

- Certain retirement plans participating in Merrill Lynch or The Princeton Retirement Group, Inc. servicing programs offered in Class A shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Advisor or Princeton Retirement Group representative for further information.

-    Retirement plans investing through the PruSolutions (TM) program.

- Participants in certain 529 Plans that have a signed agreement with John Hancock Funds.

In Kind Re-Registrations. A shareholder who withdraws funds via a tax reportable transaction, from one John Hancock fund account, that has previously paid a sales charge, and reregisters those assets directly to another John Hancock Fund account, without the assets ever leaving John Hancock Funds, may do so without paying a sales charge. The beneficial owner must remain the same, i.e., in kind.

Note: Rollover investments to Class A shares from assets withdrawn from SIMPLE 401(k), TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and any other qualified plans as described in the Internal Revenue Codes 401(a), 403(b), 457 are not eligible for this provision, and will be subject to applicable sales charges.

     Class A shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

Reducing Your Class A Sales Charges

Combination and Accumulation Privileges. For all shareholders in calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21 living in the same household, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and
(c) groups which qualify for the Group Investment Program (see below). Qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Class A investors may also reduce their Class A sales charge by taking into account not only the amount being invested but also the current offering price of all the Class A, Class B, Class C, Class I and Class R shares of all John Hancock funds already held by such person. However, Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. To receive a reduced sales charge, the investor must tell his or her financial adviser or Signature Services at the time of the purchase about any other John Hancock mutual funds held by that investor, his or her spouse and their children under the age of 21 living in the same household. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Firm's representative.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of Intention. Reduced Class A sales charges under the Combination and Accumulation Privilege are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These individual retirement accounts include traditional, Roth IRAs and Coverdell ESAs, SEP, SARSEP, SIMPLE IRA, and individual 403(b) accounts. An individual's non-qualified and qualified retirement plan investments can be combined to satisfy an LOI (either 13 or 48 months). Since some retirement plans are held in an omnibus account, an investor wishing to count retirement plan holdings towards a Class A purchase must notify Signature Services and his or her financial adviser of these holdings. Such an investment (including accumulations, combinations and reinvested dividends) must aggregate $50,000 or more during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. Purchases made within 90 days prior to the signing of an LOI will be counted towards fulfillment of the LOI, however, the original sales charge will not be recalculated for these previous purchases. The sales charge applicable to all amounts invested after an LOI is signed is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

     The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES

     Investments in Class B and Class C shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year of purchase, respectively, will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices or on shares derived from reinvestment of dividends or capital gains distributions.

     Class B shares are not available to retirement plans that had more than 100 eligible employees at the inception of the Fund account. You must notify Signature Services of the number of eligible employees at the time your account is established.

     The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

     In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C, or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

     When requesting a redemption for a specific dollar amount please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:


-    Proceeds of 50 shares redeemed at $12 per shares (50 x 12)                 $ 600.00
-    *Minus Appreciation ($12 - $10) x 100 shares                               (200.00)
-    Minus proceeds of 10 shares not subject to CDSC
     (dividend reinvestment)                                                    (120.00)
                                                                                --------
-    Amount subject to CDSC                                                     $ 280.00

*The appreciation is based on all 100 shares in the account NOT just the shares being redeemed.

     Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Firms for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

     For all account types:

- Redemptions made pursuant to a fund's right to liquidate your account if you own shares worth less than $1,000.

- Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

- Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

- Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

- Redemption of Class B and Class C shares made under a periodic withdrawal plan or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note that this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC).

- Certain retirement plans participating in Merrill Lynch or The Princeton Retirement Group, Inc. servicing programs offered in Class A, Class B, and Class C shares, including transferee recording arrangements, Merrill

Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Advisor or Princeton Retirement Group representative for further information.

- Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.

- Redemptions of Class A shares by retirement plans that invested through the PruSolutions (SM) program.

     For Retirement Accounts (such as traditional, Roth IRAs and Coverdell ESAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.

- Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code. (Waiver based on required, minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)

-    Returns of excess contributions made to these plans.

- Redemptions made to effect certain distributions, as outlined in the chart on the following page, to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit-Sharing Plan/401(k) Plans), 403(b), 457 and 408 (SEPs and SIMPLE IRAs) of the Internal Revenue Code.

         Please see the following chart for some examples.

----------------------------------------------------------------------------------------------------------------------
                         401 (a) Plan (401
                         (k), MPP, PSP)
Type of                  457 & 408 (SEPs &
Distribution             Simple IRAs)        403 (b)            457               IRA, IRA Rollover  Non-retirement
----------------------------------------------------------------------------------------------------------------------
Death or Disability        Waived              Waived             Waived          Waived             Waived
----------------------------------------------------------------------------------------------------------------------
Over 70 1/2                Waived              Waived             Waived          Waived for         12% of account
                                                                                  required minimum   value annually
                                                                                  distributions*or   in periodic
                                                                                  12% of account     payments
                                                                                  value annually
                                                                                  in periodic
                                                                                  payments.
----------------------------------------------------------------------------------------------------------------------
Between 59 1/2 and 70 1/2  Waived              Waived             Waived          Waived for Life    12% of account
                                                                                  Expectancy or      value annually
                                                                                  12% of account     in periodic
                                                                                  value annually     payments
                                                                                  in periodic
                                                                                  payments.
----------------------------------------------------------------------------------------------------------------------
Under 59 1/2             Waived for          Waived for         Waived for        Waived for         12% of account
(Class B and Class C     annuity payments    annuity payments   annuity           annuity payments   value annually
only)                    (72t) or 12% of     (72t) or 12% of    payments (72t)    (72t) or 12% of    in periodic
                         account value       account value      or 12% of         account value      payments
                         annually in         annually in        account value     annually in
                         periodic payments.  periodic           annually in       periodic
                                             payments.          periodic          payments.
                                                                payments.
----------------------------------------------------------------------------------------------------------------------
Loans                    Waived              Waived             N/A               N/A                N/A
----------------------------------------------------------------------------------------------------------------------
Termination of Plan      Not Waived          Not Waived         Not Waived        Not Waived         N/A
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                         401 (a) Plan (401
                         (k), MPP, PSP)
Type of                  457 & 408 (SEPs &
Distribution             Simple IRAs)        403 (b)            457               IRA, IRA Rollover  Non-retirement
----------------------------------------------------------------------------------------------------------------------
Hardships                Waived              Waived             Waived            N/A                N/A
----------------------------------------------------------------------------------------------------------------------
Qualified Domestic       Waived              Waived             Waived            N/A                N/A
Relations Orders
----------------------------------------------------------------------------------------------------------------------
Termination of           Waived              Waived             Waived            N/A                N/A
Employment Before
Normal Retirement Age
----------------------------------------------------------------------------------------------------------------------
Return of Excess         Waived              Waived             Waived            Waived             N/A
----------------------------------------------------------------------------------------------------------------------

*Required minimum distributions based on John Hancock Mutual Fund IRA assets only.

     If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

ELIGIBLE INVESTORS FOR CLASS R, R1, R2, R3, R4, R5, 1 AND CLASS NAV SHARES

     Class R, R1, R2, R3, R4 and R5 shares are available only to qualified tuition programs under Section 529 of the Internal Revenue Code of 1986, as amended (the "Code")("529 plans") distributed by John Hancock or one of its affiliates and retirement plans ("Retirement Plans") including pension, profit-sharing and other plans ("Plans") qualified under Section 401(a) or described in Sections 403(b) or 457 of the Code, and non-qualified deferred compensation plans. Retirement Plans do not include IRA accounts except for Rollover IRA accounts for participants whose plans are invested in John Hancock Class R shares funds. Retirement Plans do not include retail non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs SIMPLE IRAs and individual 403(b) plans.

     Class 1 shares are sold only to certain exempt separate accounts of John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans.

         Class NAV shares are sold to the five Lifestyle Portfolios of the Fund: the Lifestyle Aggressive Portfolio, Lifestyle Growth Portfolio, Lifestyle Balanced Portfolio, Lifestyle Moderate Portfolio and Lifestyle Conservative Portfolio, and the Lifecycle Portfolios. Each of the Portfolios is a "fund of funds" which invests in various other funds of John Hancock Funds II and John Hancock Funds III. Class NAV shares are also sold to certain institutional investors.

SPECIAL REDEMPTIONS

     Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

     Exchange Privilege. The Fund permits exchanges of shares of any class for shares of the same class in any other John Hancock fund offering that same class at the time of the exchange. The registration for both accounts involved must be identical. Identical registration is determined by having the same beneficial owner on both accounts involved in the exchange.

     Exchanges between funds are based on their respective net asset values. No sales charge is imposed, except on exchanges of Class A shares from the Money Market Fund to another John Hancock fund, if a sales charge has not previously been paid on those shares. However, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

     If a retirement plan exchanges the plan's Class A account in its entirety from the Fund to a non-John Hancock investment, the one-year CDSC applies.

     The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in a fund for 90 days before a shareholder is permitted a new exchange.

     An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "Additional Information Concerning Taxes".

     Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares. Since the redemption price of Fund shares may be more or less than the shareholder's cost, depending upon the market value of the securities owned by the Fund at the time of redemption, the distribution of cash pursuant to this plan may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time that a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

     Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectuses. The program, as it relates to automatic investment checks, is subject to the following conditions:

     -The investments will be drawn on or about the day of the month indicated.

     -The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the nonpayment of any checks.

     The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the due date of any investment.

     Reinstatement Or Reinvestment Privilege. If Signature Services and your financial adviser are notified prior to reinvestment, a shareholder who has redeemed shares of the Fund may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares back into the same share class of the same John Hancock fund and account from which it was removed, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the same class and fund and account from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

     The Fund may refuse any reinvestment request and may change or cancel its reinvestment policies at any time.

     A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "Additional Information Concerning Taxes".

     Retirement plans participating in Merrill Lynch's or The Princeton Retirement Group, Inc.'s servicing programs:

     Class A shares are available at net asset value for Merrill Lynch or The Princeton Retirement Group, Inc. retirement plans, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Advisor or Princeton Retirement Group representative for further information.

     For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

     Shares of the funds may be purchased or redeemed through certain Selling Firms. Selling Firms may charge the investor additional fees for their services. The funds will be deemed to have received a purchase or redemption order when an authorized Selling Firm, or if applicable, a Selling Firm's authorized designee, receives the order. Orders may be processed at the NAV next calculated after the Selling Firm receives the order. The Selling Firm must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at the NAV next determined. Some Selling Firms that maintain network/omnibus/nominee accounts with a fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying fund shares. This fee is paid by the Adviser, the Fund and/or the Distributor.

DESCRIPTION OF FUND SHARES

     The Trustees of the Fund are responsible for the management and supervision of each fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of a fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series or funds and classes without further action by shareholders. As of the date of this SAI, the Trustees have authorized shares of 80 series. Additional series may be added in the future. The Trustees have also authorized the issuance of fourteen classes of shares of each fund, designated as Class A, Class B, Class C, Class NAV, Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class I, Class 1, Class 3, and Class 5. Not all funds will issue all classes of shares. Additional classes of shares may be authorized in the future.

     The shares of each class of a fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of a fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

     Dividends paid by a fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees, if any, relating to each class will be borne exclusively by that class, and (ii) each class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares is purchased. No interest will be paid on uncashed dividend or redemption checks.

     In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the fund available for distribution to these shareholders. Shares entitle their holders to one vote per share (and fractional votes for fractional shares), are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

     Unless otherwise required by the 1940 Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Fund's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Fund. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

     Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of a fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no fund of the Fund shall be liable for the liabilities of any other fund. Furthermore, no fund included in the Prospectus shall be liable for the liabilities of any other John Hancock fund. Liability is therefore limited to circumstances in which a fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

     The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. The Fund does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any loss that may occur to any account due to an unauthorized telephone call. Also for your protection telephone redemptions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

     Shares of a fund generally may be sold only to U.S. citizens, U.S. residents, and U.S. domestic corporations, partnerships, trusts or estates.

ADDITIONAL INFORMATION CONCERNING TAXES

     The following discussion is a general and abbreviated summary of certain additional tax considerations affecting a fund and its shareholders. No attempt is made to present a detailed explanation of all Federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisors with specific questions relating to Federal, state, local or foreign taxes.

     The Fund believes that each fund will qualify as a regulated investment company under Subchapter M of the Code. If any fund of the Fund does not qualify as a regulated investment company, it will be subject to U.S. Federal income tax on its net investment income and net capital gains. As a result of qualifying as a regulated investment company, each fund will not be subject to U.S. Federal income tax on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss), if any, that it distributes to its shareholders in each taxable year, provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year.

     A fund will be subject to a non-deductible 4% excise tax to the extent that the fund does not distribute by the end of each calendar year (a) at least 98% of its ordinary income for the calendar year; (b) at least 98% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of each year; and (c) 100% of the undistributed ordinary income and capital gain net income from the preceding calendar years (if any) pursuant to the calculations in (a) and (b). For this purpose, any income or gain retained by a fund that is subject to corporate tax will be considered to have been distributed by year-end. To the extent possible, each fund intends to make sufficient distributions to avoid the application of both corporate income and excise taxes. Under current law, distributions of net investment income and net capital gain are not taxed to a life insurance company to the extent applied to increase the reserves for the company's variable annuity and life insurance contracts.

     To qualify as a regulated investment company for income tax purposes, a fund must derive at least 90 percent of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership. On December 16, 2005, the Internal Revenue Service issued a revenue ruling that would cause certain income from commodities-linked derivatives in which certain funds invest to not be considered qualifying income after June 20, 2006 for purposes of the 90 percent test. This ruling limits the extent to which a fund may receive income from such commodity-linked derivatives after June 20, 2006 to a maximum of 10% of its annual gross income. It is currently unclear which types of commodity-linked derivatives are affected by the revenue ruling.

     If a fund (other than a fund treated as a partnership) failed to qualify as a regulated investment company, the fund would incur regular corporate income tax on the taxable income for that year and be subject to certain distribution requirements upon requalification. Further distributions of income by the fund to its shareholders would be treated as dividend income, although such dividend income would constitute qualified dividend income subject to reduced federal income tax rates if the shareholder satisfies certain holding period requirements with respect to its shares in the fund. Compliance with the 90 percent test is carefully monitored by the Adviser and the Subadvisers and it is intended that the funds will comply with the requirements for qualification as regulated investment companies.

     The Internal Revenue Code was amended in 2004 to allow regulated investment companies to invest up to 25 percent of their assets in "qualified publicly traded partnerships" and to provide that the net income allocated to a regulated investment company investing in such partnerships would be qualifying income for purposes of the 90 percent gross income test. In order to maintain its status as regulated investment company, a fund must have a deduction for dividends paid during its taxable year at least equal to 90 percent of its investment company taxable income for such year. Additionally, a regulated investment company is subject each calendar year to a nondeductible 4 percent excise tax on its underdistribution of dividends to the extent that it fails to distribute the sum of 98 percent of its ordinary income for such calendar year, plus 98 percent of its capital gain net income for the 1-year period on October 31 of such calendar year, plus 100 percent of any prior year's shortfall. A fund investing in publicly traded partnerships might be required to recognize in its taxable year income in excess of its distributions from such publicly traded partnerships and its proceeds from dispositions of partnership interest during that year. Such income, even if not reported to the fund by the publicly treaded partnerships until after the end of that year, would nevertheless be subject to the distributions requirements and would be taken into account for purposes of the 4 percent excise tax.

     To qualify as a regulated investment company, a fund must also satisfy certain requirements with respect to the diversification of its assets. A fund must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, United States Government securities, securities of other regulated investment companies, and other securities which, in respect of any one issuer, do not represent more than 5% of the value of the assets of the fund nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the fund's assets may be invested in securities (other than United States Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses or of the securities of one or more qualified publicly trade partnerships.

     A fund may make investments that produce income that is not matched by a corresponding cash distribution to the fund, such as investments in pay-in-kind bonds or in obligations such as certain Brady Bonds and zero-coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price at maturity of the security (appropriately adjusted if it also has original issue discount) over its basis immediately after it was acquired) if the fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for Federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a fund, such fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.

     Certain of the funds may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales (see "Investment Policies -- Hedging And Other Strategic Transactions"). Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of a fund and defer recognition of certain of the fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a fund to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and
(2) may cause a fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement and avoid the 4% excise tax. Each fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

     Funds investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. If a fund purchases shares in a "passive foreign investment company" (a "PFIC"), the fund may be subject to U.S. Federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains. If a fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the fund. Alternatively, a fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirements and would be taken into account for purposes of the 4% excise tax.

     Additional Tax Considerations. As previously indicated, if a fund failed to qualify as a regulated investment company, the fund would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification. Accordingly, compliance with the above rules is carefully monitored by the Adviser and the Subadvisers and it is intended that the funds will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a fund, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Subadvisers might otherwise believe to be desirable.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Regulations are subject to change, possibly with retroactive effect.

PORTFOLIO BROKERAGE

     Pursuant to the Subadvisory Agreements, the Subadvisers are responsible for placing all orders for the purchase and sale of portfolio securities of the Fund. The Subadvisers have no formula for the distribution of the Fund's brokerage business; rather they place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the applicable fund. The cost of securities transactions for each fund will consist primarily of brokerage commissions or dealer or underwriter spreads. Fixed income securities and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

     Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the Subadvisers will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

     Selection of Brokers or Dealers to Effect Trades. In selecting brokers or dealers to implement transactions, the Subadvisers will give consideration to a number of factors, including:

 -   price, dealer spread or commission, if any;

 -   the reliability, integrity and financial condition of the broker-dealer;

 -   size of the transaction;

 -   difficulty of execution;

 -   brokerage and research services provided; and

 -   confidentiality and anonymity.

     Consideration of these factors by a Subadviser, either in terms of a particular transaction or the Subadviser's overall responsibilities with respect to the Fund and any other accounts managed by the Subadviser, could result in the applicable fund paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

     Soft Dollar Considerations. In selecting brokers and dealers, the Subadvisers will give consideration to the value and quality of any research, statistical, quotation, brokerage or valuation services provided by the broker or dealer to the Subadviser. In placing a purchase or sale order, a Subadviser may use a broker whose commission in effecting the transaction is higher than that of some other broker if the Subadviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to the Fund and any other accounts managed by the Subadviser. In addition to statistical, quotation, brokerage or valuation services, a Subadviser may receive from brokers or dealers products or research that are used for both research and other purposes, such as administration or marketing. In such case, the Subadviser will make a good faith determination as to the portion attributable to research. Only the portion attributable to research will be paid through Fund brokerage. The portion not attributable to research will be paid by the Subadviser. Research products and services may be acquired or received either directly from executing brokers or indirectly through other brokers in step-out transactions. A "step-out" is an arrangement by which a subadviser executes a trade through one broker-dealer but instructs that entity to step-out all or a portion of the trade to another broker-dealer. This second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. The second broker-dealer may or may not have trading desk of their own.

     Subadvisers may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a fund. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Subadviser in advising various of its clients (including the funds), although not all of these services are necessarily useful and of value in managing the funds. The management fee paid by a fund is not reduced because a Subadviser and its affiliates receive such services.

     As noted above, a Subadviser may purchase new issues of securities for the fund in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the Subadviser with research in addition to selling the securities (at the fixed public offering price) to the fund or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the fund, other Subadviser clients, and the Subadviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

     Brokerage and research services provided by brokers and dealers may include advice, either directly or through publications or writings, as to:

  -  the value of securities,

  -  the advisability of purchasing or selling securities,

  -  the availability of securities or purchasers or sellers of securities, and

  - analyses and reports concerning (a) issuers, (b) industries, (c) securities, (d) economic, political and legal factors and trends, and (e) portfolio strategy.

     Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analyst. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to the Subadviser by or through a broker.

     To the extent research services are used by the Subadvisers, such services would tend to reduce such party's expenses. However, the Subadvisers do not believe that an exact dollar value can be assigned to these services. Research services received by the Subadvisers from brokers or dealers executing transactions for funds of the Fund, which may not be used in connection with such fund, will also be available for the benefit of other funds managed by the Subadvisers.

     Allocation of Trades by the Subadvisers. The Subadvisers manage a number of accounts other than the funds of the Fund. Although investment determinations for the funds will be made by the Subadvisers independently from the investment determinations made by them for any other account, investments deemed appropriate for the funds by the Subadvisers may also be deemed appropriate by them for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the funds and other accounts. In such circumstances, the Subadvisers may determine that orders for the purchase or sale of the same security for the funds and one or more other accounts should be combined. In this event the transactions will be priced and allocated in a manner deemed by the Subadvisers to be equitable and in the best interests of the funds and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, the Fund believes that its participation in such transactions on balance will over time produce better overall results for the Fund.

     Affiliated Underwriting Transactions by the Subadvisers. The Fund, on behalf of the funds, has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of the Subadvisers participate. These procedures prohibit a fund from directly or indirectly benefiting a Subadviser affiliate in connection with such underwritings. In addition, for underwritings where a Subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase.

TRANSFER AGENT SERVICES

     John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1001, Boston, Massachusetts 02217-1001, a wholly-owned indirect subsidiary of MFC, is the transfer and dividend paying agent for the Class A, Class B and Class C shares of the Fund. The Fund pays Signature Services monthly a fee which is based on an annual rate of $16.00 for each Class A shareholder account and $18.50 for each Class B shareholder account and $17.50 for each Class C shareholder account. The Fund also pays Signature Services monthly a fee which is based on an annual rate of 0.05% of average daily net assets attributable to Class A, B and Class C shares. For Class A, B, and C shares, the Fund also pays certain out-of-pocket expenses. Expenses are aggregated and allocated to each class on the basis of their relative net asset values. For shares held of record in omnibus or other group accounts where administration and other shareholder services are provided by the Selling Firm or group administrator, the Selling Firm or administrator will charge a service fee to the Fund. For such shareholders, Signature Services does not charge its account fee.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, independent registered public accounting firm, has been appointed as independent registered public accountants for the Fund. PricewaterhouseCoopers LLP has offices at 125 High Street, Boston, MA 02110

CUSTODY OF PORTFOLIO SECURITIES

     State Street Bank and Trust Company, ("State Street") 2 Avenue de Lafayette, Boston, Massachusetts 02111, currently acts as custodian and bookkeeping agent of all the Fund's assets. State Street has selected various banks and trust companies in foreign countries to maintain custody of certain foreign securities. State Street is authorized to use the facilities of the Depository Trust Company, the Participants Trust Company and the book-entry system of the Federal Reserve Banks.

CODES OF ETHICS

     The Fund, Adviser, Distributor and each subadviser to the funds have adopted Codes of Ethics that comply with Rule 17j-1 under the 1940 Act. Each Code permits personnel subject to the Code to invest in securities including securities that may be purchased or held by the Fund.

                       APPENDIX A - Debt Security Ratings

Standard & Poor's Ratings Group ("S&P")

Commercial Paper:

A-1 The rating A-1 is the highest rating assigned by S&P to commercial paper. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high for issuers designated "A-1."

Bonds:

AAA               Debt rated AAA has the  highest  rating  assigned by S&P.
                  Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC-CC       Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's
                  capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of
                  speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D Bonds rated D are in default. The D category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired.
                  The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

Moody's Investors Service, Inc. ("Moody's")

Commercial Paper:

P-1 The rating P-1 is the highest commercial paper rating assigned by Moody's. Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in established industries; (2) high rates of return on funds employed;
                  (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

P-2 Issuers rated P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions.
                  Ample alternative liquidity is maintained.

Bonds:

Aaa Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa by Moody's are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers "1," "2" and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

         APPENDIX B - Policy Regarding Disclosure of Portfolio Holdings

                                                         ADOPTED AUGUST 23, 2005
                              JOHN HANCOCK FUNDS II
                             JOHN HANCOCK FUNDS III

                POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of John Hancock Funds II and John Hancock Funds III (individually, the "Trust" and collectively, the "Trusts") to provide Nonpublic Information regarding portfolio holdings of the Trusts to Nonaffiliated Persons of the Trusts only in the limited circumstances noted below. It is also the policy of the Trusts only to provide Nonpublic Information regarding portfolio holdings to any person, including Affiliated Persons, on a "need to know" basis (i.e., the person receiving the information must have a legitimate business purpose for obtaining the information prior to it being publicly available). The Trusts consider Nonpublic Information regarding portfolio holdings of the Trusts to be confidential and the intent of this policy is to guard against selective disclosure of such information in a manner that would not be in the best interests of shareholders of the Trusts.

Nonpublic Information. Portfolio holdings are considered Nonpublic Information until such holdings are posted on a publicly available website which is disclosed in the prospectuses of the Trusts or until filed with the SEC via Edgar on either Form N-CSR or Form N-Q.

"Affiliated Persons" are persons affiliated with: (a) the Trusts, (b) the Trusts' investment adviser or principal underwriter or any affiliate of either entity, (c) the investment adviser's ultimate parent, Manulife Financial Corporation ("MFC") or any affiliate thereof, (d) in the case of a particular Trust portfolio, the subadviser to the portfolio, or any affiliate of the subadviser, (e) the Trusts' custodian and (f) the Trusts' certified public accountants.

"Nonaffiliated Persons" is any person who is not an Affiliated Person.

DISCLOSURE OF PORTFOLIO HOLDINGS TO NONAFFILIATED PERSONS

Subject to the pre-approval of the Trusts' Chief Compliance Officer, the Trusts or their adviser or principal underwriter or any of their subadvisers (or any of their affiliates) may provide Nonpublic Information regarding Trust portfolio holdings to Nonaffiliated Persons in the circumstances listed below.

1.   RATING ORGANIZATIONS

Nonpublic Information regarding Trust portfolio holdings may be provided to ratings organizations, such as Morningstar and Lipper, for the purpose of reviewing the portfolio, the adviser or subadviser if such entity agrees to keep such information confidential and to prohibit its employees from trading on such information.

2.   VESTEK (THOMPSON FINANCIAL)

Nonpublic Information regarding Trust portfolio holdings may be provided to Vestek (Thompson Financial) or other entities for the purpose of compiling reports and preparing data for use by the Trust or any Affiliated Person if such entity agrees to keep such information confidential and to prohibit its employees from trading on such information.

3.   PROXY VOTING SERVICES

Nonpublic Information regarding Trust portfolio holdings may be provided to proxy voting services for the purpose of voting proxies relating to Trust portfolio holdings if such entity agrees to keep such information confidential and to prohibit its employees from trading on such information.

4.   COMPUTER SOFTWARE

Nonpublic Information regarding Trust portfolio holdings may be provided to entities providing computer software to the Trust (for example, for the purpose of generating Trust compliance reports or reports relating to proxy voting) if such entity agrees to keep such information confidential and to prohibit its employees from trading on such information.

5.   COURTS AND REGULATORS

Nonpublic Information regarding Trust portfolio holdings may be provided to any court or regulator with jurisdiction over the Trust, the Trust's adviser or principal underwriter, MFC or any subadviser to a Trust portfolio (or any of their affiliates) if such information is requested by such court or regulator.

6.   INSTITUTIONAL TRADERS

Nonpublic Information regarding Trust portfolio holdings (for example, aggregated lists of all fixed income holdings - names only) may be provided to institutional traders to assist in research and trade execution if such entity agrees to keep such information confidential and to prohibit its employees from trading on such information for personal or proprietary purposes.

7.   OTHER PERSONS

Nonpublic Information regarding Trust portfolio holdings may be provided to other persons or entities if approved by the Chief Compliance Officer of the Trust or his or her designee (collectively, the "CCO"). In determining whether to approve such disclosure the CCO shall consider: (a) the purpose of providing such information, (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon and (c) whether such disclosure is in the best interest of the shareholders of the Trust. In the case of a conflict between (a) the interests of the shareholders of the Trust, on the one hand, and (b) the interests of any affiliated person of the Trust, the Trust's investment adviser (including any subadviser), the Trust's principal underwriter or any of their affiliated persons, on the other, the procedures set forth under "Resolution of Conflicts of Interest" below shall be followed.

The CCO shall report to the Board of Trustees whenever additional disclosures of portfolio holdings are approved. This report shall be at the board meeting following such approval.

DISCLOSURE OF PORTFOLIO HOLDINGS TO AFFILIATED PERSONS

The CCO must pre-approve the provision of any Nonpublic Information regarding portfolio holdings to any Affiliated Persons (other than those listed in Appendix A) and report such approval to the Board of Trustees at the board meeting following such approval. The persons listed in Appendix A have been exempt from such pre-approval. In the case of persons listed in Section II, III and IV of Appendix A, their employers shall provide the CCO reasonable assurances that Nonpublic Information will be kept confidential and that such employees are prohibited from trading on such information.

In determining whether to approve such disclosure of Nonpublic Information regarding portfolio holdings to any Affiliated Persons the CCO shall consider:
(a) the purpose of providing such information, (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon and (c) whether such disclosure is in the best interest of the shareholders of the Trust. In the case of a conflict between (a) the interests of the shareholders of the Trust, on the one hand, and (b) the interests of any affiliated person of the Trust, the Trust's investment adviser (including any subadviser), the Trust's principal underwriter or any of their affiliated persons, on the other, the procedures set forth under "Resolution of Conflicts of Interest" below shall be followed.

RECEIPT OF COMPENSATION

Neither the Trust, the Trust's Adviser, the Trust's subadvisers nor any of their affiliates may receive compensation or other consideration in connection with the release to any person of Nonpublic Information regarding Trust portfolio holdings. Neither the Trust, the Trust's Adviser, the Trust's subadvisers nor any of their affiliates will release Nonpublic Informatiion to any person if such entity has knowledge that such person has received, is receiving or will receive compensation or other consideration in connection with the release of Nonpublic Information regarding Trust portfolio holdings.

RESOLUTION OF CONFLICTS OF INTEREST

If the Trust or its adviser or principal underwriter or any of its subadviser (or any of their affiliates) desire to provide Nonpublic Information regarding Trust portfolio holdings to a Nonaffiliated Person and the CCO believes there is a potential conflict between (a) the interests of the shareholders of the Trust, on the one hand, and (b) the interests of any affiliated person of the Trust, the Trust's investment adviser (including any subadviser), the Trust's principal underwriter or any of their affiliated persons, on the other, the CCO shall refer the conflict to the Board of Trustees of the Trust who shall only permit such disclosure of the Nonpublic Information if in their reasonable business judgment they conclude such disclosure will be in the best interests of Trust shareholders.

POSTING OF TRUST PORTFOLIO HOLDINGS ON A WEBSITE

If the Trust desires to post on its website Trust portfolio holdings that have not yet been disclosed in a publicly available filing with the SEC that is required to include such information (e.g., a Form N-CSR or a Form N-Q), then the Trust shall disclose the following in its prospectus:

1. the nature of the information that will be available, including both the date as of which the information will be current (e.g. quarter-end) and the scope of the information (e.g., complete portfolio holdings, the portfolio's largest 10 holdings);

2. the date when the information will first become available and the period for which the information will remain available, which shall end no earlier than the date on which the Trust files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current; and

3. the location of the website where either the information or a prominent hyperlink (or series of prominent hyperlinks) to the information will be available.

CHANGES TO POLICY

Any material changes to this policy must be approved by the Trusts' Board of Trustees.

REPORTS TO THE TRUST'S BOARD OF TRUSTEES

The CCO shall report any material issues that may arise under this policy to the Trusts' Board of Trustees no later than the Board meeting following the arising of the issue.

APPLICABILITY OF POLICY TO THE TRUSTS' ADVISER AND SUBADVISERS

This policy shall apply to the Trusts' Adviser and each of its subadvisers.

APPENDIX A TO POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS

I. Employees* of John Hancock Life Insurance Company, John Hancock Life Insurance Company (U.S.A.) or John

Hancock Life Insurance Company of New York who are subject to the Code of Ethics of the Trusts, the Trusts' investment adviser, John Hancock Investment Management Services LLC or the Trusts' principal underwriter, John Hancock Distributors LLC.

II. Employees* of a Subadviser or any Affiliate of a Subadviser who provide services to either of the Trust.

III. Employees* of the Trusts' custodian who provide services to either of the Trust.

IV. Employees* and partners of the Trusts' certified public accounting firm who provide services to either of the Trust.

*    Includes temporary employees

                   APPENDIX C - Portfolio Manager Information

                MFC Global Investment Management (U.S.A.) Limited
                                 ("MFC Global")

Portfolio Managers. The Portfolio Managers of the portfolios are as follows:

Lifecycle Portfolios:  Steve Orlich
Index 500 Fund: Carson Jen, Narayan Ramani, Tina Hsiao


Other Accounts Managed.
---------------------------------------------------------------------------------------------------------------------------
  Portfolio                  Fund(s)                      Other Accounts Managed by the Portfolio Manager*
   Manager                                                            (as of December 31, 2005)
   Name(s)
---------------------------------------------------------------------------------------------------------------------------
                                                    Other Registered Investment Companies:  Twenty (20) funds with total assets of approximately $28.5 billion.

Steve Orlich          Lifecycle Portfolios          Other Pooled Investment Vehicles: None

                                                    Other Accounts:  Seventeen (17) accounts with total assets of approximately $2.4 billion.
---------------------------------------------------------------------------------------------------------------------------
                                                    Other Registered Investment Companies: Ten (10) funds with total assets of approximately $4.4 billion.
Carson Jen
Narayan Ramani        Index 500 Fund                Other Pooled Investment Vehicles: Two (2) Canadian funds with total
Tina Hsiao                                          assets of approximately $193.3 million.

                                                    Other Accounts: Four (4) accounts with total assets of approximately
                                                    $535.1 million.
---------------------------------------------------------------------------------------------------------------------------

*    None of the accounts have performance based fees.

Potential Conflicts of Interest. Portfolio managers at MFC Global may manage numerous portfolios or accounts and as a result, actual or apparent conflicts of interest may arise.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. MFC Global does not track the time a portfolio manager spends on a single portfolio, however, MFC Global will regularly assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he or she is responsible. MFC Global seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.

Conflicts of interest may also arise when allocating and/or aggregating trades. Although a portfolio manager will make investment determinations for a portfolio independently from the investment determinations made by them for any other portfolio, investments may be deemed appropriate for more than one portfolio. In such circumstances, MFC Global may determine that orders for the purchase or sale of the same security for more than one portfolio should be combined. In this event, the transactions will be priced and allocated in a manner deemed to be equitable and in the best interests of all portfolios participating in the transaction.

MFC Global has implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts. In addition, MFC Global monitors a variety of other matters, including compliance with a portfolio or account's investment guidelines and compliance with MFC Global's Code of Ethics.

     Structure of Compensation .
     ---------------------------

MFC Global portfolio managers receive a competitive compensation package that consists of base salary, performance based bonus and a Manulife share ownership plan. The magnitude of the performance-based bonus is based upon the investment performance of all accounts managed by the portfolio manager over a one-year period. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark (for example a Morningstar large cap growth peer group if the fund invests primarily in large cap stocks with a growth strategy). The amount of the performance based bonus and participation in equity ownership also reflects the seniority and role of each portfolio manager. MFC Global seeks to ensure retention of portfolio managers through competitive compensation that rewards both individual and team performance. In order to be competitive in the industry, the overall compensation package is targeted at the top of the second quartile against our competitors as deemed through industry surveys.

To ensure ongoing competitiveness, total compensation for investment professionals is compared to external asset management organizations on an annual basis, as a minimum; any adjustments to base pay or annual incentive design are made at that time.

Base salary under Asset Management Compensation structure is determined by grade levels / function.

Annual Incentive Plan (AIP) bonus targets range from 10% to 80% of base salary determined by function, grade level and competitive practice, and can reach a maximum of 250% of bonus target depending on company, divisional, individual and portfolio performance.

Stock Option Plan is available for Vice Presidents and above. Restricted Share Unit Grants are available for Assistant Vice Presidents, Vice Presidents and above. Grants issued are dependent upon an individual's long term performance, retention risk, future potential and market conditions.

Ownership of Trust Shares. None of the portfolio managers own shares of any of the portfolios they manage.

                       APPENDIX D - Proxy Voting Policies

PROXY VOTING POLICIES AND PROCEDURES


Adopted August 23, 2005

                           JOHN HANCOCK FUNDS II & III
                      PROXY VOTING POLICIES AND PROCEDURES

                                Table of Contents

                  I. DELEGATION OF PROXY VOTING TO SUBADVISERS

A. DELEGATION
B. PROXY VOTING POLICIES AND PROCEDURES
C. UNDERLYING FUNDS

II. MATERIAL CONFLICTS OF INTEREST

III. PROCEDURES FOR SHAREHOLDERS/CONTRACT OWNERS TO OBTAIN PROXY VOTING POLICIES AND PROXY VOTING RECORD. DISCLOSURE OF PROXY VOTING PROCEDURES

A. DISCLOSURE OF PROCEDURES IN THE STATEMENT OF ADDITIONAL INFORMATION OF THE TRUST
B. DISCLOSURE IN ANNUAL AND SEMI-ANNUAL REPORT
C. FILING OF PROXY VOTING RECORD ON FORM N-PX

IV. ANNUAL APPROVAL OF PROXY VOTING POLICIES AND PROCEDURES

                                      * * *

I. DELEGATION OF PROXY VOTING TO SUBADVISERS

A.   DELEGATION

The subadviser for each Trust portfolio shall vote all proxies relating to securities held by the portfolio and in that connection, and subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures adopted by the subadviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940.

B.   PROXY VOTING PROCEDURES

Except as noted under I.C. below, the proxy voting policies and procedures for each Trust portfolio shall be the same as those used by the portfolio's subadviser to vote proxies for the Trust portfolio. The proxy voting policies and procedures of the subadviser to each Trust portfolio relating to voting proxies of each Trust portfolio it manages, as such policies and procedures may be amended from time to time (the "Subadviser Proxy Voting Procedures"), are hereby incorporated into these policies and procedures by reference.

C.   UNDERLYING FUNDS

With respect to voting proxies relating to the securities of an underlying fund held by a Trust portfolio in reliance on any one of Sections 12(d)(1)(E), (F) or
(G) of the Investment Company Act of 1940, or to the extent disclosed in the Trust's registration statement, the subadviser for the Trust portfolio, or the Trust, will vote proxies in the same proportion as the vote of all other holders of such underlying fund securities, unless the Trust intends to seek voting instructions from the shareholders of the Trust portfolio, in which case the subadviser, or the Trust, will vote proxies in the same proportion as the instructions timely received from shareholders of the Trust portfolio.

II. MATERIAL CONFLICTS OF INTEREST

If (1) the subadviser to any Trust portfolio knows that a vote presents a material conflict between the interests of (a) shareholders of the Trust portfolio and (b) the Trust's investment adviser, principal underwriter or any affiliated person of the Trust, its investment adviser or its principal underwriter, and (2) the subadviser does not propose to vote on the particular issue in the manner prescribed by its pre-determined proxy voting guidelines, then the subadviser will follow its conflict of interest procedures (as set forth in the subadviser's proxy voting policies and procedures) when voting such proxies. If the proxy voting policies and procedures of any subadviser indicate that, in the case of any conflict of interest between the interests of shareholders of a Trust portfolio and another party, the subadviser will abstain from voting or will request the Board of Trustees of the Trust to provide voting instructions, the subadviser shall not abstain or make such request but instead shall vote proxies, in its discretion, either as recommended by an independent third party or as the subadviser may determine in its reasonable judgment to be in the best interests of the shareholders of the Trust portfolio.

III. PROCEDURES FOR SHAREHOLDERS/CONTRACT OWNERS TO OBTAIN PROXY VOTING POLICIES AND PROXY VOTING RECORD. DISCLOSURE OF PROXY VOTING PROCEDURES

A. DISCLOSURE OF POLICIES AND PROCEDURES IN THE STATEMENT OF ADDITIONAL INFORMATION

The Trusts shall disclose in their Statements of Additional Information a summary of their Proxy Voting Policies and Procedures and of the Subadviser Proxy Voting Procedures included therein. (In lieu of including a summary of the procedures, the Trusts may instead include the actual Subadviser Proxy Voting Procedures in the Statements of Additional Information.)

B. DISCLOSURE IN ANNUAL AND SEMI-ANNUAL REPORT

The Trusts shall disclose in their annual and semi-annual shareholder reports that:

a) a description of the Trusts' proxy voting policies and procedures and

b) the Trusts' proxy voting record for the most recent 12 month period ending June 30th, are available:

1. on the SEC's website, and

2. without charge, upon request, by calling a specified toll-free telephone number. The Trusts will send these documents within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

C. FILING OF PROXY VOTING RECORD ON FORM N-PX

The Trusts will annually file their complete proxy voting record with the SEC on Form N-PX. The Form N-PX shall be filed for the twelve month period ended June 30th no later than August 31st of each year.

IV. ANNUAL APPROVAL OF PROXY VOTING PROCEDURES

The Trusts' proxy voting policies and procedures shall be re-approved by the Trusts' Boards of Trustees at least annually.
PROXY POLICIES AND PROCEDURES

ADOPTED BY THE AIM FUNDS BOARD OF DIRECTORS/TRUSTEES JUNE 10-11, 2003

A. PROXY POLICIES

Each of A I M Advisors, Inc., A I M Capital Management Group, Inc., AIM Private Asset Management Group, Inc. and AIM Alternative Asset Management Company (each an "AIM Advisor" and collectively "AIM") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM's proxy voting policies are stated below, AIM's proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

I. BOARDS OF DIRECTORS

A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit and compensation committees, should be completely independent.

There are some actions by directors that should result in votes being withheld. These instances include directors who:

- Are not independent directors and sit on the board's audit or compensation committee;

- Attend less than 75 percent of the board and committee meetings without a valid excuse;

- Implement or renew a dead-hand or modified dead-hand poison pill;

- Enacted egregious corporate governance policies or failed to replace management as appropriate;

- Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

- Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

- Long-term financial performance of the target company relative to its industry;

- Management's track record;

- Portfolio manager's assessment;

- Qualifications of director nominees (both slates);

- Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

- Background to the proxy contest.

II. INDEPENDENT AUDITORS

A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:

- It is not clear that the auditors will be able to fulfill their function;

- There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or

- The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.

III. COMPENSATION PROGRAMS

Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.
- We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.
- We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.
- We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options, or automatic share replenishment ("evergreen") feature.
- We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.
- We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.

IV. CORPORATE MATTERS
We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

- We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

- We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

- We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.

- We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

V. SHAREHOLDER PROPOSALS

Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.

- We will generally abstain from shareholder social and environmental proposals.

- We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.

- We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.

- We will generally vote for proposals to lower barriers to shareholder action.

- We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of "TIDE" provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

VI. OTHER

- We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

- We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

- We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

AIM's proxy policies, and the procedures noted below, may be amended from time to time.

B. PROXY COMMITTEE PROCEDURES

The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department. The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers' views regarding a proposal's impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by proxy.

AIM's proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries ("ISS"), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider.

In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of Funds' Board of Directors/Trustees:

1. Other than by voting proxies and participating in Creditors' committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.

2. AIM will not publicly announce its voting intentions and the reasons therefore.

3. AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

4. All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.

C.   BUSINESS/DISASTER RECOVERY

If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, ISS shall vote proxies by default in accordance with ISS' proxy policies and procedures, which may vary slightly from AIM's.

D.   RESTRICTIONS AFFECTING VOTING

If a country's laws allow a company in that country to block the sale of the company's shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager's ability to trade in a stock in order to vote at a shareholder meeting.

E.   CONFLICTS OF INTEREST

The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM's interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM's relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM's relationship with the company into account, and will vote the company's proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.

To the extent that a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

                     [MFC GLOBAL INVESTMENT MANAGEMENT LOGO]

                        MFC GLOBAL INVESTMENT MANAGEMENT
                                (U.S.A.) LIMITED

                               PROXY VOTING POLICY

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                               ISSUED: AUGUST 2003

PROXY VOTING POLICY

MFC Global Investment Management (U.S.A.) Limited ("MFC-GIM(USA)") manages money on behalf of, or provide investment advice to, clients.

Arising out of these relationships, MFC-GIM(USA) has a fiduciary duty to exercise care, diligence and skill in the administration and management of these funds that any person, familiar with the matters, would exercise under similar circumstances in managing the property of another person.

In addition to its fiduciary duty, MFC-GIM (USA) must also comply with the proxy requirements of Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended from time to time ("Advisers Act") and any other law which governs the exercise of voting rights by an investment adviser.

A proxy is a shareholder's right to vote that has been delegated to professionals who manage their investments. (Note: clients have the unqualified right to rescind the permission given to us to vote proxies on their behalf.) The right to vote is an asset, as a company's shareholders have the power to influence the management of a corporation and it is our fiduciary obligation to ensure that these rights are voted, if clients request us to do so in writing, such that they optimize the long-term value of the investment portfolios.

FIDUCIARY DUTY GUIDELINE REQUIREMENTS

When voting proxies, fiduciaries have an obligation to do so in an informed and responsible manner. There is a duty of loyalty. Records of voting should be maintained by retaining copies of proxies and any supporting documentation for non-routine issues. As an investment management company, the obligation of fiduciaries is to vote proxies in the best interest of the clients or beneficiaries.

OUR POLICY

A proxy vote should be cast on behalf of each client holding the security in question. The decision on how to vote is made by the responsible Portfolio Manager, or another person or persons to whom such responsibility has been delegated by the portfolio manager, on behalf of the client. Such a person may include a proxy committee or a proxy voting service. See "Proxy Committee" and "Proxy Service" below.

When voting proxies, the following standards apply:

- The Portfolio Manager will vote based on what they believe to be in the best interest of the client and in accordance with the client's investment guidelines.

- Each voting decision should be made independently. The portfolio manager may enlist the services of reputable professionals and/or proxy evaluation services, such as Institutional Shareholder Services ("ISS") (see "Proxy Service" below),

PROXY VOTING POLICY

whether inside or outside the organization, to assist with the analysis of voting issues and/or to carry out the actual voting process. However, the ultimate decisions as to how to cast a vote will always rest with the Portfolio Manager, or any Proxy Committee which may be formed to deal with voting matters from time to time See "Proxy Committees" below.

- Investment guidelines/contracts should outline how voting matters will be treated, and clients should be otherwise notified of voting procedures from time to time in accordance with any applicable legislative requirements.

- The quality of a company's management is a key consideration factor in the Portfolio Manager's investment decision, and a good management team is presumed to act in the best interests of the company. Therefore, in general, MFC-GIM(USA) will vote as recommended by a company's management, except in situations where the Portfolio Manager believes this is not in the best interests of clients.

- As a general principle, voting should be consistent among portfolios having the same mandates, subject to the client's preferences and the Conflict Procedures set out below.

We will reasonably consider specific voting instruction requests made to us by clients.

PROXY SERVICES

Each portfolio manager is responsible for the voting of securities in the portfolio managed by them. In order to assist in voting securities, MFC-GIM
(USA) may from time to time delegate certain proxy advisory and voting services to a third party proxy service provider.

MFC-GIM (USA) has currently delegated administrative duties has delegated certain duties to ISS. ISS specializes in the proxy voting and corporate governance area and provides a variety of proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance. While each portfolio manager may rely on ISS's research and recommendations in casting votes, each portfolio manager may deviate from any recommendation provided from ISS on general policy issues or specific proxy proposals in accordance with any MFC-GIM (USA) proxy policies and procedures which may be in effect from time to time. See "Proxy Committees" below.

MFC-GIM (USA) may retain other proxy voting services in place of, or in addition to, ISS from time to time without further notice to clients.

PROXY COMMITTEES

MFC-GIM (USA) may determine to form a committee (a "Proxy Committee") to review from time to time proxy voting issues which arise generally or with respect to a specific vote.

PROXY VOTING POLICY

In such cases, the head of the Equities Desk or the head of the Fixed Income Desk may appoint one or more persons as a Proxy Committee to review certain issues. One or more of such committees may be created on a permanent or temporary basis from time to time.

The desk head creating such committee will set the terms of reference and the procedures under which the committee will operate from time to time. The desk head shall ensure that adequate records of the committee's deliberations and recommendations are kept in accordance with this Policy and applicable law, if any. See "Documentation and Client Notification Requirements" below.

CONFLICTS PROCEDURES

MFC-GIM (USA) is required to monitor and resolve possible material conflicts between the interests of MFC-GIM (USA) and the interests of clients who have instructed MFC-GIM (USA) to vote securities held in their portfolios. MFC-GIM
(USA) is affiliated with both Manulife Financial Corporation ("MFC") and The Manufacturers Life Insurance Company ("MLI"). Conflicts may arise, for example, if a proxy vote is required on matters involving those companies, or other issuers in which either of them has a substantial equity interest.

Anyone within MFC-GIM (USA) who becomes aware of a potential conflict shall notify the appropriate desk head as well as the Legal and Compliance department. If it is determined that a potential conflict does exist, a Proxy Committee shall be appointed to consider the issue.

In addition to the procedures set out above concerning Proxy Committees, any Proxy Committee which considers a conflict issue shall appoint a member of the Legal and Compliance Team as a voting member of the Committee. Persons who are officers of the issuer involved in the matter may participate in the Committee's deliberations, but shall not be entitled to vote as a member of the Committee.

The Proxy Committee shall then consider the issue involved and shall be free to make any decision it concludes is reasonable, however, generally, the following guidelines shall apply:

(i) if the matter involves MFC or MLI directly, MFC-GIM(USA) shall abstain from voting;

(ii) if the matter involves another issuer, or if a client has previously provided instructions that MFC-GIM (USA) may not abstain from voting, the Committee shall determine a voting recommendation.

(iii) The Committee need not determine to vote each client portfolio the same way on a given matter, depending on the interests of the particular client involved.

Documentation and Client Notification Requirements

PROXY VOTING POLICY
The Portfolio Manager should retain, or arrange to be retained in an accessible format from a proxy service or other source, voting records for each portfolio that held the security.

These should include all records required by applicable law from time to time, such as

(i) proxy voting procedures and policies, and all amendments thereto;

(ii) all proxy statements received regarding client securities;

(iii) a record of all votes cast on behalf of clients;

(iv) records of all client requests for proxy voting information;

(v) any documents prepared by the portfolio manager or a Proxy Committee that were material to making a decision how to vote or that memorialized the basis for the decision;

(vi) all records relating to requests made to clients regarding conflicts of interest in voting; and

(vii) any other material required by law to be kept from time to time, shall be retained by MFC-GIM(USA) or shall be accessible from an appropriate service provider or other source.

MFC-GIM(USA) shall describe to clients, or provide a copy of, it's proxy voting policies and procedures and shall also advise clients how they may obtain information on how securities were voted in their portfolio.